This preliminary prospectus supplement relates to an effective registration statement under the Securities Act of 1933, as amended, but the information in this preliminary prospectus supplement is not complete and may be changed. This preliminary prospectus supplement and the accompanying prospectus are not an offer to sell and are not soliciting an offer to buy these securities in any jurisdiction where the offer and sale is not permitted.

Filed Pursuant to Rule 497
Registration Statement No. 333-202531

SUBJECT TO COMPLETION, DATED November 28, 2016

PRELIMINARY PROSPECTUS SUPPLEMENT

(To Prospectus dated May 2, 2016)

2,500,000 Shares

Common Stock

Fidus Investment Corporation is an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended, or the 1940 Act. We are offering 2,500,000 shares of our common stock.

Our common stock is listed on the Nasdaq Global Select Market under the symbol “FDUS.” On November 25, 2016, the last reported sale price of our common stock was $17.00 per share. We are required to determine the net asset value per share of our common stock on a quarterly basis. As of September 30, 2016, our net asset value per share was $15.58 per share.

Fidus Investment Advisors, LLC serves as our investment advisor and as our administrator.

We generally invest in securities that would be rated below investment grade if they were rated by rating agencies. Below investment grade securities, which are often referred to as “high yield” or “junk,” have speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal.

Investing in our common stock is speculative and involves numerous risks, including risks associated with leverage and dilution. For more information regarding these risks, please see “Risk Factors” beginning on page 12 of the accompanying prospectus.

Please read this prospectus supplement and the accompanying prospectus before investing, and keep it for future reference. It concisely sets forth important information about us that a prospective investor should know before investing in our securities. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission. This information is available free of charge by contacting us at 1603 Orrington Avenue, Suite 1005, Evanston, Illinois 60201, Attention: Investor Relations, by accessing our website at http://www.fdus.com or by calling us collect at (847) 859-3940. Information contained on our website is not incorporated by reference into, and you should not consider that information to be part of, this prospectus supplement or the accompanying prospectus. The Securities and Exchange Commission also maintains a website at http://www.sec.gov that contains such information.

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this preliminary prospectus supplement or the accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total
Public offering price(1)	$	$
Underwriting discount payable by us ( %)(2)	$	$
Underwriting discount payable by our investment adviser ( %)(2)	$	$
Proceeds, before expenses, to us(1)(2)	$	$

(1)	The public offering price and the proceeds, before expenses, to us will be reduced by our $0.43 per share dividend to be paid in the fourth quarter for any shares sold by the underwriters pursuant to their option to purchase additional shares after the November 30, 2016 ex-dividend date.
(2)	We estimate that we will incur approximately $225,000 in offering expenses in connection with this offering. Fidus Investment Advisers, LLC, our investment advisor, has agreed to bear $ of our offering expenses in connection with this offering. Fidus Investment Advisors, LLC also has agreed to bear $ , or $ per share, of the sales load in connection with this offering, which is reflected in the above table. All payments made by our investment advisor will not be subject to reimbursement by us.

The underwriters have the option to purchase up to an additional 375,000 shares of common stock at the public offering price, less the underwriting discount, within 30 days from the date of this preliminary prospectus supplement. If the option is exercised in full, the total public offering price will be $        , the total underwriting discount (        ) will be $        , and the total proceeds to us, before deducting estimated expenses payable by us of $225,000, will be $        .

The underwriters expect to deliver the shares on or about December     , 2016.

Joint Bookrunning Managers

RAYMOND JAMES	BAIRD	KEEFE, BRUYETTE & WOODS A Stifel Company

Lead Manager

D.A. DAVIDSON & CO.

The date of this prospectus supplement is November     , 2016

Prospectus Supplement

Prospectus

i

ABOUT THE PROSPECTUS SUPPLEMENT

This document is in two parts. The first part is this prospectus supplement, which describes the specific terms of the common stock we are offering and certain other matters relating to us. The second part, the accompanying prospectus, gives more general information about the securities that we may offer from time to time, some of which may not apply to the common stock offered by this prospectus supplement. For information about our common stock, see “Description of Our Capital Stock” in the accompanying prospectus.

If information varies between this prospectus supplement and the accompanying prospectus, you should rely only on such information in this prospectus supplement. The information contained in this prospectus supplement supersedes any inconsistent information included in the accompanying prospectus. In various places in this prospectus supplement and the accompanying prospectus, we refer you to other sections of such documents for additional information by indicating the caption heading of such other sections. The page on which each principal caption included in this prospectus supplement and the accompanying prospectus can be found is listed in the table of contents above. All such cross references in this prospectus supplement are to captions contained in this prospectus supplement and not in the accompanying prospectus, unless otherwise stated.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS. WE HAVE NOT, AND THE UNDERWRITERS HAVE NOT, AUTHORIZED ANY OTHER PERSON TO PROVIDE YOU WITH DIFFERENT OR ADDITIONAL INFORMATION. IF ANYONE PROVIDES YOU WITH DIFFERENT OR ADDITIONAL INFORMATION, YOU SHOULD NOT RELY ON IT. WE ARE NOT, AND THE UNDERWRITERS ARE NOT, MAKING AN OFFER TO SELL THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED. YOU SHOULD ASSUME THAT THE INFORMATION APPEARING IN THIS PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS IS ACCURATE ONLY AS OF THEIR RESPECTIVE DATES, REGARDLESS OF THE TIME OF DELIVERY OF THIS PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS OR ANY SALES OF THE SECURITIES. OUR BUSINESS, FINANCIAL CONDITION, RESULTS OF OPERATIONS AND PROSPECTS MAY HAVE CHANGED SINCE THOSE DATES.

ii

PROSPECTUS SUPPLEMENT SUMMARY

This summary highlights some of the information in this prospectus supplement. It is not complete and may not contain all of the information that you may want to consider. You should read the entire prospectus supplement and the accompanying prospectus carefully, including “Risk Factors,” “Capitalization,” “Selected Consolidated Financial Data,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the financial statements contained elsewhere in this prospectus supplement and the accompanying prospectus. Together, these documents describe the specific terms of the shares we are offering. Except as otherwise noted, all information in this prospectus supplement and the accompanying prospectus assumes no exercise of the underwriters’ option to purchase additional shares.

Fidus Investment Corporation is a Maryland corporation, formed on February 14, 2011, for the purpose of acquiring 100.0% of the equity interests in Fidus Mezzanine Capital, L.P., or Fund I, and its general partner, Fidus Mezzanine Capital GP, LLC, or FMCGP, raising capital in its initial public offering, or IPO, which was completed in June 2011, and thereafter, operating as an externally managed business development company, or BDC, under the Investment Company Act of 1940, as amended, or the 1940 Act. Fund I is licensed as a small business investment company, or SBIC, by the United States Small Business Administration, or SBA. Simultaneously with the consummation of our IPO, we acquired all of the equity interests in Fund I and its former general partner as described elsewhere in this prospectus supplement under “Formation Transactions,” whereby Fund I became our wholly-owned subsidiary. On March 29, 2013, we commenced operations of a new wholly-owned investment fund, Fidus Mezzanine Capital II, L.P., or Fund II, and on May 28, 2013, were granted a second license by the SBA to operate Fund II as an SBIC. Collectively, Fund I and Fund II are referred to as the Funds. Unless otherwise noted in this prospectus supplement the terms “we,” “us,” “our,” the “Company,” “Fidus” and “FIC” refer to Fidus Investment Corporation and its consolidated subsidiaries.

As used in this prospectus supplement the term “our investment advisor” refers to Fidus Capital, LLC prior to the Formation Transactions and Fidus Investment Advisors, LLC after the Formation Transactions. The investment professionals of Fidus Investment Advisors, LLC were also the investment professionals of Fidus Capital, LLC.

Fidus Investment Corporation

We provide customized debt and equity financing solutions to lower middle-market companies, which we define as U.S.-based companies having revenues between $10.0 million and $150.0 million. Our investment objective is to provide attractive risk-adjusted returns by generating both current income from our debt investments and capital appreciation from our equity related investments. Our investment strategy includes partnering with business owners, management teams and financial sponsors by providing customized financing for ownership transactions, recapitalizations, strategic acquisitions, business expansion and other growth initiatives. We seek to maintain a diversified portfolio of investments in order to help mitigate the potential effects of adverse economic events related to particular companies, regions or industries.

We invest in companies that possess some or all of the following attributes: predictable revenues; positive cash flows; defensible and/or leading market positions; diversified customer and supplier bases; and proven management teams with strong operating discipline. We target companies in the lower middle-market with annual earnings, before interest, taxes, depreciation and amortization, or EBITDA, between $3.0 million and $20.0 million; however, we may from time to time opportunistically make investments in larger or smaller companies. Our investments typically range between $5.0 million and $25.0 million per portfolio company.

As of September 30, 2016, we had debt and equity investments in 49 active portfolio companies and five portfolio companies that have sold their underlying operations with an aggregate fair value of $470.1 million. The weighted average yield on our debt investments as of September 30, 2016 was 13.1%. The weighted average yield was computed using the effective interest rates as of September 30, 2016, including accretion of original issue discount and loan origination fees, but excluding investments on non-accrual status, if any. There can be no assurance that the weighted average yield will remain at its current level.

Market Opportunity

We believe that the limited amount of capital available to lower middle-market companies, coupled with the desire of these companies for flexible and partnership-oriented sources of capital, creates an attractive investment environment for us. From our perspective, lower middle-market companies have faced difficulty raising debt capital in both the capital markets and private markets. As a result of the difficulties in the credit markets and fewer sources of capital for lower middle-market companies, we see opportunities for improved risk-adjusted returns. Furthermore, we believe with a large pool of uninvested private equity capital seeking debt capital to complete transactions and a substantial supply of refinancing opportunities, there is an opportunity to attain appealing risk-adjusted returns on debt and equity investments. See “The Company” in the accompanying prospectus for more information.

Business Strategy

We intend to accomplish our goal of becoming the premier provider of capital to and value-added partner of lower middle-market companies by:

•	Leveraging the experience of our investment advisor;

•	Capitalizing on our strong transaction sourcing network;

•	Serving as a value-added partner with customized financing solutions;

•	Employing rigorous due diligence and underwriting processes focused on capital preservation;

•	Actively managing our portfolio; and

•	Benefiting from lower cost of capital through our SBIC subsidiaries.

Investment Criteria/Guidelines

We use the following criteria and guidelines in evaluating investment opportunities and constructing our portfolio. However, not all of these criteria and guidelines have been, or will be, met in connection with each of our investments.

Value Orientation/Positive Cash Flow. Our investment advisor places a premium on analysis of business fundamentals from an investor’s perspective and has a distinct value orientation. We focus on companies with proven business models in which we can invest at relatively low multiples of operating cash flow. We also typically invest in portfolio companies with a history of profitability and minimum trailing twelve month EBITDA of $3.0 million. We do not invest in start-up companies, “turn-around” situations or companies that we believe have unproven business plans.

Experienced Management Teams with Meaningful Equity Ownership. We target portfolio companies that have management teams with significant experience and/or relevant industry experience coupled with meaningful equity ownership. We believe management teams with these attributes are more likely to manage the companies in a manner that protects our debt investment and enhances the value of our equity investment.

Niche Market Leaders with Defensible Market Positions. We seek to invest in portfolio companies that have developed defensible and/or leading positions within their respective markets or market niches and are well positioned to capitalize on growth opportunities. We favor companies that demonstrate significant competitive advantages, which we believe helps to protect their market position and profitability.

Diversified Customer and Supplier Base. We prefer to invest in portfolio companies that have a diversified customer and supplier base. Companies with a diversified customer and supplier base are generally better able to endure economic downturns, industry consolidation and shifting customer preferences.

Significant Equity Value. We believe the existence of significant underlying equity value provides important support to our debt investments. With respect to our debt investments, we look for portfolio companies where management/sponsors have provided significant equity funding and where we believe aggregate enterprise value significantly exceeds aggregate indebtedness, after consideration of our investment.

Viable Exit Strategy. We invest in portfolio companies that we believe will provide steady cash flows to service our debt, ultimately repay our loans and provide working capital for their respective businesses. In addition, we seek to invest in portfolio companies whose business models and expected future cash flows offer attractive exit possibilities for our equity investments. We expect to exit our investments typically through one of three scenarios: (a) the sale of the portfolio company resulting in repayment of all outstanding debt and monetization of equity; (b) the recapitalization of the portfolio company through which our investments are replaced with debt or equity from a third party or parties; or (c) the repayment of the initial or remaining principal amount of our debt investment from cash flow generated by the portfolio company. In some investments, there may be scheduled amortization of some portion of our debt investment that would result in a partial exit of our investment prior to the maturity of the debt investment.

About our Advisor

Our investment activities are managed by Fidus Investment Advisors, LLC, our investment advisor, and supervised by our board of directors, a majority of whom are not “interested persons” of Fidus as defined in Section 2(a)(19) of the 1940 Act, and who we refer to hereafter as the Independent Directors. Pursuant to the terms of the investment advisory and management agreement, which we refer to as the Investment Advisory Agreement, between us and our investment advisor, our investment advisor is responsible for determining the composition of our portfolio, including sourcing potential investments, conducting research and diligence on potential investments and equity sponsors, analyzing investment opportunities, structuring our investments and monitoring our investments and portfolio companies on an ongoing basis. Our investment advisor’s investment professionals seek to capitalize on their significant deal origination and sourcing, underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience. These professionals have developed a broad network of contacts within the investment community, have gained extensive experience investing in assets that constitute our primary focus and have expertise in investing across all levels of the capital structure of lower middle-market companies. For information regarding the people who control our investment advisor and their affiliations with us, see “Certain Relationships and Related Transactions — Investment Advisory Agreement” in the accompanying prospectus.

Our relationship with our investment advisor is governed by and dependent on the Investment Advisory Agreement and may be subject to conflicts of interest. We pay our investment advisor a fee for its services under the Investment Advisory Agreement consisting of two components – a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 1.75% of the average value of our total assets (other than cash or cash equivalents but including assets purchased with borrowed amounts). The incentive fee consists of two parts. The first part is calculated and payable quarterly in arrears and equals 20.0% of our “pre-incentive fee net investment income” for the immediately preceding quarter, subject to a 2.0% preferred return, or “hurdle,” and a “catch up” feature. The second part is determined and payable in arrears as of the end of each fiscal year in an amount equal to 20.0% of our realized capital gains, if any, on a cumulative basis from inception through the end of each fiscal year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any capital gain incentive fees paid in prior years. We accrue, but do not pay, a capital gains incentive fee in connection with any unrealized capital appreciation, as appropriate. For more information about how we compensate our investment advisor and the related conflicts of interest, see “Management and Other Agreements — Investment Advisory Agreement” and “Certain Relationships and Related Transactions — Conflicts of Interest” in the accompanying prospectus.

Among other things, our board of directors is charged with protecting our interests by monitoring how our investment advisor addresses conflicts of interest associated with its management services and compensation. Our board of directors is not expected to review or approve each borrowing or incurrence of leverage. However, our board of directors periodically reviews our investment advisor’s portfolio management decisions and portfolio performance. In addition, our board of directors at least annually reviews the services provided by and fees paid to our investment advisor. In connection with these reviews, our board of directors, including a majority of our Independent Directors, considers whether the fees and expenses (including those related to leverage) that we pay to our investment advisor are fair and reasonable in relation to the services provided. Renewal of our Investment Advisory Agreement must be approved each year by our board of directors, including a majority of our Independent Directors.

With respect to the administrative agreement with our investment advisor, our board of directors reviews the methodology employed in determining how the expenses are allocated to us. Our board of directors assesses the reasonableness of such reimbursements for expenses allocated to us based on the breadth, depth and quality of such services as compared to the estimated cost to us of obtaining similar services from third-party service providers known to be available. In addition, our board of directors considers whether any third-party service provider would be capable of providing all such services at comparable cost and quality.

Fidus Investment Advisors, LLC is a Delaware limited liability company that is registered as an investment advisor under the Investment Advisers Act of 1940, as amended, or the Advisers Act. In addition, Fidus Investment Advisors, LLC serves as our administrator and provides us with office space, equipment and clerical, book-keeping and record-keeping services pursuant to an administration agreement, which we refer to as the Administration Agreement.

Operating and Regulatory Structure

Our investment activities are managed by our investment advisor and supervised by our board of directors, a majority of whom are not interested persons of us, our investment advisor or its affiliates.

As a BDC, we are required to comply with certain regulatory requirements. For example, while we are permitted to finance investments using leverage, which may include the issuance of shares of preferred stock, or notes and other borrowings, our ability to use leverage is limited in significant respects. See “Regulation” in the accompanying prospectus. Any decision on our part to use leverage will depend upon our assessment of the attractiveness of available investment opportunities in relation to the costs and perceived risks of such leverage. The use of leverage to finance investments creates certain risks and potential conflicts of interest. See “Risk Factors — Risks Relating to Our Business and Structure — Regulations governing our operations as a BDC affect our ability to raise, and the way in which we raise, additional capital which may have a negative effect on our growth” and “Risk Factors — Risks Relating to Our Business and Structure — Because we borrow money and may in the future issue additional senior securities including preferred stock and debt securities, the potential for gain or loss on amounts invested in us is magnified and may increase the risk of investing in us” in the accompanying prospectus.

We have elected to be treated for U.S. federal income tax purposes as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code. In order to maintain our tax treatment as a RIC, we must satisfy certain source of income, asset diversification and distribution requirements. See “Material U.S. Federal Income Tax Considerations” in the accompanying prospectus.

Risk Factors

The value of our assets, as well as the market price of our shares, will fluctuate. Our investments may be risky, and you may lose part of or all of your investment in us. Investing in our securities involves other risks, including the following:

•	our dependence on key personnel of our investment advisor and our executive officers;

•	our ability to maintain or develop referral relationships;

•	our use of leverage;

•	the availability of additional capital on attractive terms or at all;

•	uncertain valuations of our portfolio investments;

•	competition for investment opportunities;

•	actual and potential conflicts of interests with our investment advisor;

•	other potential conflicts of interest;

•	SBA regulations affecting our wholly-owned SBIC subsidiaries;

•	changes in interest rates;

•	the impact of a protracted decline in liquidity of credit markets on our business and portfolio of investments;

•	our ability to maintain our status as a RIC and as a BDC;

•	the timing, form and amount of any distributions from our portfolio companies;

•	changes in laws or regulations applicable to us;

•	dilution risks related to our ability to issue shares below our current net asset value;

•	possible resignation of our investment advisor;

•	the general economy and its impact on the industries in which we invest;

•	risks associated with investing in lower middle-market companies;

•	the ability of our investment advisor to identify, invest in and monitor companies that meet our investment criteria; and

•	our ability to invest in qualifying assets.

See “Risk Factors” beginning on page 12 of the accompanying prospectus, for additional discussion of factors you should carefully consider before deciding to invest in our securities.

Recent Developments

On October 4, 2016, we exited our investment in Premium Franchise Brands, LLC and recognized a gain of approximately $1.1 million on our preferred equity investment.

On October 13, 2016, we restructured our subordinated note investment in Pinnergy, Ltd. As part of the restructuring, we converted $3.0 million of our subordinated note investment into an equity investment in Pinnergy, Ltd. and recognized a loss of approximately $8.9 million on our subordinated note investment. In addition, we made a $3.0 million investment in additional equity interests of Pinnergy, Ltd.

On October 25, 2016, we restructured our debt investment in K2 Industrial Services, Inc. As part of the restructuring, we received payment in full on our existing subordinated note and reinvested $12.0 million in new subordinated notes.

On November 1, 2016, the board of directors declared a regular quarterly dividend of $0.39 per share payable on December 16, 2016 to stockholders of record as of December 2, 2016. In addition, on November 1, 2016, the board of directors declared a special dividend of $0.04 per share payable on December 16, 2016 to stockholders of record as of December 2, 2016.

On November 3, 2016, we invested $9.9 million in senior secured notes and common equity of Palmetto Moon, LLC, a retailer of apparel, giftware, and accessories.

On November 10, 2016, we invested $12.8 million in subordinated notes and common equity of Pugh Lubricants, LLC, a leading full-line regional distributor of automotive, commercial, and industrial lubricants.

On November 22, 2016, we invested $15.0 million in subordinated notes of Comprehensive Logistics Co., Inc., a leading third-party logistics provider and value add assembly manufacturer serving OEMs and Tier 1 suppliers in the automotive and other end markets.

THE OFFERING

NASDAQ Symbol	“FDUS”

Common stock offered by us	2,500,000 shares of our common stock. We have granted the underwriters the option to purchase up to an additional 375,000 shares on the same terms within 30 days of the date of this prospectus.

Common stock outstanding prior to this offering	19,212,425 shares

Common stock to be outstanding after this offering (1)	21,712,425 shares

Use of proceeds	The net proceeds from this offering (without exercise of the underwriters’ option and before deducting estimated expenses payable by us of approximately $225,000) will be $ . Fidus Investment Advisers, LLC, our investment advisor, has agreed to bear $ of our offering expenses and $ of the sales load in connection with this offering, both of which will not be subject to reimbursement by us. If the underwriters’ option to purchase additional shares is exercised in full, our investment advisor will bear an aggregate of $ of our offering costs and $ of the sales load in connection with this offering, both of which will not be subject to reimbursement by us.

We intend to use the net proceeds from this offering to make investments in lower middle-market companies in accordance with our investment objective and strategies, to repay the outstanding indebtedness under our Credit Facility, to increase our borrowing capacity under the SBIC Debenture Program and for working capital and general corporate purposes. See “Use of Proceeds” in this prospectus supplement for more information.

Dividends and Distributions	We pay quarterly distributions to our stockholders out of assets legally available for distribution. Our distributions, if any, will be determined by our board of directors. Our ability to declare distributions depends on our earnings, our overall financial condition (including our liquidity position), qualification for or maintenance of our RIC status and such other factors as our board of directors may deem relevant from time to time.

When we make distributions, we will be required to determine the extent to which such distributions are paid out of current or accumulated earnings, recognized capital gains or capital. To the extent there is a return of capital, investors will be required to reduce their basis in our stock for U.S. federal income tax purposes. In the future, our distributions may include a return of capital.

Taxation

We have elected to be treated as a RIC for U.S. federal income tax purposes. Accordingly, we generally will not pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that we distribute to our stockholders. To maintain our tax treatment as a RIC and the associated tax benefits, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our realized net ordinary income and realized net short-term capital gains, if any, in excess of our net long-term capital losses. See “Distributions” and “Material U.S. Federal Income Tax Considerations” in the accompanying prospectus.

Effective trading at a discount	Shares of closed-end investment companies, including business development companies, frequently trade at a discount to their net asset value. The risk that our shares may trade at a discount to our net asset value is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our shares will trade above, at or below net asset value. See “Risk Factors” and “Sales of Common Stock Below Net Asset Value” in the accompanying prospectus.

Risk factors	See “Risk Factors” beginning on page 12 of the accompanying prospectus for a discussion of risks you should carefully consider before deciding to invest in shares of our common stock.

(1)	The number of shares of common stock to be outstanding after this offering excludes 375,000 shares of common stock that the underwriters have an option to purchase.

For additional information regarding our common stock, see “Description of Our Capital Stock” in the accompanying prospectus.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in our common stock will bear, directly or indirectly, based on the assumptions set forth below. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus supplement contains a reference to fees or expenses paid by “you,” “us,” “the Company” or “Fidus,” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in us.

Stockholder transaction expenses:
Sales load borne by us (as a percentage of offering price)		%(1)
Offering expenses borne by us (as a percentage of offering price)		%(2)
Dividend reinvestment plan expenses	—	(3)

Total stockholder transaction expenses paid by us (as a percentage of offering price)		%

Annual expenses (as a percentage of net assets attributable to common stock)(4):
Base management fee	2.9	%(5)
Incentive fees payable under Investment Advisory Agreement	2.5	%(6)
Interest payments on borrowed funds	3.5	%(7)
Other expenses	1.4	%(8)

Total annual expenses	10.3	%(9)

(1)	Represents the sales load to be paid by us with respect to the shares of common stock to be sold by us in this offering for which the calculation is adjusted. Our investment advisor has agreed to bear $ per share, or approximately % of the sales load in connection with this offering, which is not reflected in the above table and will not be subject to reimbursement by us.

(2)	The offering expenses of this offering are estimated to be approximately $225,000. If the underwriters exercise their option to purchase additional shares in full, the offering expenses (as a percentage of the offering price) will be %. Fidus Investment Advisers, LLC, our investment advisor, has agreed to bear $ of our offering expenses in connection with this offering. All payments made by our investment advisor will not be subject to reimbursement by us.

(3)	The expenses of administering our dividend reinvestment plan are included in “other expenses.”

(4)	“Annual expenses” is calculated as a percentage of net assets attributable to common stock because such expenses are ultimately paid by our common stockholders. Offering expenses, if any, will be borne directly or indirectly by our common stockholders. Net assets attributable to common stock equals average net assets for the nine months ended September 30, 2016.

(5)	Our base management fee is 1.75% of the average value of our total assets (other than cash and cash equivalents but including assets purchased with borrowed amounts) and are estimated by assuming the base management fee remains consistent with the fees incurred for the nine months ended September 30, 2016. We may from time to time decide it is appropriate to change the terms of the Investment Advisory Agreement. Under the 1940 Act, any material change to our Investment Advisory Agreement must be submitted to stockholders for approval. The 2.9% reflected in the table is calculated on our net assets (rather than our total assets). See “Management and Other Agreements — Investment Advisory Agreement” in the accompanying prospectus.

(6)	This item represents an estimate of our investment advisor’s incentive fees assuming the incentive fee related to pre-incentive fee net investment income remains consistent with the fees incurred on pre-incentive fee net investment income for the nine months ended September 30, 2016. The estimate also assumes that the capital gains incentive fees payable at the end of the 2016 calendar year will be based on the actual cumulative realized capital gains net of cumulative realized losses and unrealized capital depreciation as of December 31, 2016, which we believe is consistent with no capital gains incentive fees payable as of September 30, 2016.

The incentive fee consists of two parts:

The first, payable quarterly in arrears, equals 20.0% of our pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets, (including interest that is accrued but not yet received in cash), subject to a 2.0% quarterly (8.0% annualized) hurdle rate and a “catch-up” provision measured as of the end of each calendar quarter. Under this provision, in any calendar quarter, our investment advisor receives no incentive fee until our pre-incentive fee net investment income equals the hurdle rate of 2.0% but then receives, as a “catch-up,” 100.0% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.5%. The effect of this provision is that, if pre-incentive fee net investment income exceeds 2.5% in any calendar quarter, our investment advisor will receive 20.0% of our pre-incentive fee net investment income as if a hurdle rate did not apply.

The second part, payable annually in arrears, equals 20.0% of our realized capital gains net of realized capital losses and unrealized capital depreciation, if any, on a cumulative basis from inception through the end of the fiscal year (or upon the termination of the Investment Advisory Agreement, as of the termination date), less the aggregate amount of any previously paid capital gain incentive fees. We accrue, but do not pay, a capital gains incentive fee in connection with any net unrealized capital appreciation, as appropriate. For the nine months ended September 30, 2016, we accrued $2.0 million in capital gains incentive fees in accordance with generally accepted accounting principles.

See “Management and Other Agreements — Investment Advisory Agreement” in the accompanying prospectus.

(7)	As of September 30, 2016, we had outstanding SBA debentures of $214.0 million, and unfunded commitments from the SBA to purchase up to an additional of $61.0 million SBA debentures. We did not have any outstanding borrowings under our Credit Facility as of September 30, 2016. The Credit Facility has a total commitment of $50.0 million. Interest payments on borrowed funds is based on estimated annual interest and fee expenses on outstanding SBA debentures and borrowings under the Credit Facility as of September 30, 2016 with a weighted average interest rate of 4.2%. We have estimated the annual interest expense on borrowed funds and caution you that our actual interest expense will depend on prevailing interest rates and our rate of borrowing, which may be substantially higher than the estimate provided in this table.

(8)	Other expenses represent our estimated annual operating expenses, as a percentage of net assets attributable to common shares estimated for the current year, including professional fees, directors’ fees, insurance costs, expenses of our dividend reinvestment plan and payments under the Administration Agreement based on our allocable portion of overhead and other expenses incurred by our administrator. See “Management and Other Agreements — Administration Agreement” in the accompanying prospectus. Other expenses exclude interest payments on borrowed funds, and if we issue debt securities or preferred stock, interest payments on debt securities and distributions with respect to preferred stock. We currently do not have any class of securities outstanding other than common stock. “Other expenses” are based on actual other expenses for the nine months ended September 30, 2016.

(9)	“Total annual expenses” as a percentage of consolidated net assets attributable to common stock are higher than the total annual expenses percentage would be for a company that is not leveraged. We borrow money to leverage our net assets and increase our total assets. The Securities and Exchange Commission, or SEC, requires that the “total annual expenses” percentage be calculated as a percentage of net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period), rather than the total assets, including assets that have been purchased with borrowed amounts. If the “total annual expenses” percentage were calculated instead as a percentage of average consolidated total assets for the nine months ended September 30, 2016, our “total annual expenses” would be 5.7% of average consolidated total assets.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses over various periods with respect to a hypothetical investment in us. In calculating the following expense amounts, we have assumed we would have no additional leverage, that none of our assets are cash or cash equivalents and that our annual operating expenses would remain at the levels set forth in the table above. Transaction expenses are not included in the following example.

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return	$106	$299	$472	$827
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return resulting entirely from net realized capital gains (all of which is subject to our incentive fee on capital gains)	$113	$318	$498	$858

The foregoing table is to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly. While the example assumes, as required by the SEC, a 5.0% annual return, our performance will vary and may result in a return greater or less than 5.0%. The incentive fee under the Investment Advisory Agreement, which, assuming a 5.0% annual return, would either not be payable or have an insignificant impact on the expense amounts shown above, is not included in the example. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses, and returns to our investors, would be higher. In addition, while the example assumes reinvestment of all distributions at net asset value, if our board of directors authorizes and we declare a cash dividend, participants in our dividend reinvestment plan who have not otherwise elected to receive cash will receive a number of shares of our common stock, determined by dividing the total dollar amount of the distribution payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the distribution. See “Dividend Reinvestment Plan” in the accompanying prospectus for additional information regarding our dividend reinvestment plan.

This example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This prospectus supplement and the accompanying prospectus contain forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about us, our current and prospective portfolio investments, our industry, our beliefs, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “should,” “targets,” “projects” and variations of these words and similar expressions are intended to identify forward-looking statements. The forward-looking statements contained in this prospectus supplement and the accompanying prospectus involve risks and uncertainties, including statements as to:

•	our future operating results;

•	our business prospects and the prospects of our portfolio companies;

•	the impact of investments that we expect to make;

•	our contractual arrangements and relationships with third parties;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	the ability of our portfolio companies to achieve their objectives;

•	our expected financing and investments;

•	the size and use of proceeds of the offering;

•	the adequacy of our cash resources and working capital;

•	the timing of cash flows, if any, from the operations of our portfolio companies;

•	the impact of increased competition;

•	the ability of our investment advisor to identify suitable investments for us and to monitor and administer our investments;

•	the ability of our investment advisor to attract and retain highly talented professionals;

•	our regulatory structure and tax status;

•	our ability to operate as a BDC, a SBIC and a RIC;

•	the adequacy of our cash resources and working capital;

•	the timing of cash flows, if any, from the operations of our portfolio companies;

•	the timing, form and amount of any dividend distributions;

•	the impact of fluctuations in interest rates on our business;

•	the valuation of any investments in portfolio companies, particularly those having no liquid trading market; and

•	our ability to recover unrealized losses.

These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:

•	an economic downturn could impair our portfolio companies’ ability to continue to operate, which could lead to the loss of value in of some or all of our investments in such portfolio companies;

•	a contraction of available credit and/or an inability to access the equity markets could impair our lending and investment activities;

•	interest rate volatility could adversely affect our results, particularly because we use leverage as part of our investment strategy;

•	currency fluctuations could adversely affect the results of our investments in portfolio companies with foreign operations; and,

•	the risks, uncertainties and other factors we identify in Item 1A. — Risk Factors contained in our Annual Report on Form 10-K for the year ended December 31, 2015 and in our other filings with the SEC.

                Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. Important assumptions include our ability to originate new loans and investments, certain margins and levels of profitability and the availability of additional capital. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described or identified in “Risk Factors” and elsewhere in the accompanying prospectus. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus. The forward-looking statements and projections contained in this prospectus supplement and accompanying prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended, or the Securities Act.

USE OF PROCEEDS

We estimate that our net proceeds from the sale of 2,500,000 shares of common stock we are offering will be approximately $             million, and approximately $             million if the underwriters’ option to purchase additional shares is exercised in full. Our investment advisor has agreed to bear $            , or approximately         % of the sales load and $            , or approximately         % of the offering expenses in connection with this offering, both of which will not be subject to reimbursement by us. We may change the size of this offering based on demand and market conditions.

We intend to use the net proceeds of this offering to invest in lower middle-market companies in accordance with our investment objective and strategies, to repay the outstanding indebtedness under our Credit Facility, to increase our borrowing capacity under the SBIC Debenture Program and for working capital and general corporate purposes. As of November 28, 2016, there were $4.0 million of outstanding borrowings under our Credit Facility that had an interest rate of 4.1% and a maturity date of June 16, 2018, which may be extended by mutual agreement.

Pending such use, we will invest the net proceeds of this offering primarily in cash, cash equivalents, U.S. Government securities and other high-quality debt instruments that mature in one year or less, or “temporary investments,” as appropriate. These securities may have lower yields than our other investments and accordingly result in lower distributions, if any, by us during such period. See “Regulation — Temporary Investments” in the accompanying prospectus. Our ability to achieve our investment objective may be limited to the extent that the net proceeds from the offering, pending full investment, are held in interest bearing deposits or other short-term instruments that produce income at a rate less than our cost of capital.

CAPITALIZATION

The following table sets forth our capitalization as of September 30, 2016:

•	on an actual basis as of September 30, 2016; and

•	on an as-adjusted basis giving effect to the sale of 2,500,000 shares of our common stock at a price of $ per share. Our investment advisor has agreed to bear $ , or approximately % of the sales load and $ , or approximately % of the offering expenses in connection with this offering, both of which are not reflected in the below table and will not be subject to reimbursement by us.

This table should be read in conjunction with our “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and our financial statements and notes thereto included in this prospectus supplement and the accompanying prospectus.

	As of September 30, 2016
	Actual (Unaudited)	As Adjusted(1)(3) (Unaudited)
	(in thousands)
ASSETS
Cash and cash equivalents	$42,165	$
Investments, at fair value	470,057		470,057
Other assets	5,351		5,351

Total assets	$517,573	$

LIABILITIES
SBA debentures, net of deferred financing costs	$209,943		$209,943
Credit Facility, net of deferred financing costs	(549)
Other liabilities	8,833		8,833

Total liabilities	218,227

NET ASSETS
Common stock, $0.001 par value (100,000,000 shares authorized, 19,212,425 shares issued and outstanding, actual; 21,712,425(1) shares issued and outstanding, as adjusted)	19
Additional paid-in capital(2)	290,543
Undistributed net investment income	11,465		11,465
Accumulated net realized (loss) on investments, net of taxes and distributions	(13,827)		(13,827)
Accumulated net unrealized appreciation on investments	11,146		11,146

Total net assets	299,346

Total liabilities and net assets	$517,573	$

Net asset value per common share	$15.58	$

(1)	Excludes up to 375,000 shares of our common stock issuable upon exercise of the underwriters’ option to purchase additional shares.
(2)	Pro forma additional paid-in capital has been reduced by the estimated costs of the offering payable by us and the underwriting discount.
(3)	As of November 28, 2016, we had $4,000 outstanding under our Credit Facility which will be repaid with proceeds from the offering.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

Our common stock began trading on June 21, 2011 on The Nasdaq Global Market under the symbol “FDUS.” Effective January 3, 2012, our common stock is included on the Nasdaq Global Select Market. Prior to June 21, 2011, there was no established public trading market for our common stock. The following table lists the high and low closing sale price for our common stock, and the closing sale price as a percentage of net asset value, or NAV.

Period	NAV per share(1)	High Closing Sales Price	Low Closing Sales Price	Premium / (Discount) of High Sales Price to NAV(2)	Premium / (Discount) of Low Sales Price to NAV(2)	Distributions Per Share(3)
Year ended December 31, 2016
First quarter	$15.25	$15.51	$11.91	1.7%	(21.9)%	$0.39
Second quarter	15.52	15.96	14.70	2.8	(5.3)	0.39
Third quarter	15.58	16.33	15.22	4.8	(2.3)	0.39
Fourth quarter (through November 25, 2016)	*	17.00	14.62	*	*	0.43

Year ended December 31, 2015
First quarter	15.18	17.02	14.40	12.1	(5.1)	0.38
Second quarter	15.18	16.90	14.90	11.3	(1.8)	0.40
Third quarter	15.12	15.51	13.65	2.6	(9.7)	0.39
Fourth quarter	15.17	14.80	13.11	(2.4)	(13.6)	0.43

Year ended December 31, 2014
First quarter	15.22	21.99	17.86	44.5	17.3	0.38
Second quarter	15.09	20.54	16.63	36.1	10.2	0.48
Third quarter	15.18	20.04	16.51	32.0	8.8	0.38
Fourth quarter	15.16	17.10	13.71	12.8	(9.6)	0.48

(1)	Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sales prices. The net asset values shown are based on outstanding shares at the end of each period.
(2)	Calculated as the difference between the respective high or low closing sales price and the quarter end net asset value divided by the quarter end net asset value.
(3)	Represents the regular and special, if applicable, distribution declared in the specified quarter. We have adopted an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a distribution, stockholders’ cash distributions will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash distributions. See “Dividend Reinvestment Plan.”
*	Not determinable at time of filing.

We intend to continue to pay quarterly distributions to our stockholders. Our quarterly distributions, if any, are determined by our board of directors. We have elected to be taxed as a RIC under Subchapter M of the Code. As long as we qualify as a RIC, we will not be taxed on our investment company taxable income or net capital gain, to the extent that such income or gain is distributed, or deemed to be distributed, to stockholders on a timely basis.

In addition, during 2013 we designated approximately $8.3 million, or $0.60 per share, of our net long-term capital gains as a “deemed distribution” to stockholders of record as of December 31, 2013. We incurred approximately $2.9 million, or $0.21 per share, of U.S. federal income taxes on behalf of stockholders related to this deemed distribution. Such taxes were paid in January of 2014. There were no deemed distributions during the years 2011, 2012, 2014 or 2015.

We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including possible loss of our tax treatment as a RIC. We cannot assure stockholders that they will receive any distributions at a particular level.

We have adopted a dividend reinvestment plan that provides for reinvestment of our distributions on behalf of our stockholders, unless a stockholder elects to receive cash. As a result, if our board of directors authorizes, and we declare, a cash distribution, then our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash distribution automatically reinvested in additional shares of our common stock, rather than receiving the cash distribution. Under the terms of our dividend reinvestment plan, dividends will primarily be paid in newly issued shares of common stock. However, we reserve the right to purchase shares in the open market in connection with the implementation of the plan. This feature of the plan means that, under certain circumstances, we may issue shares of our common stock at a price below net asset value per share, which could cause our stockholders to experience dilution.

Distributions in excess of our current and accumulated profits and earnings would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. The determination of the tax attributes of our distributions will be made annually as of the end of our fiscal year based upon our taxable income for the full year and distributions paid for the full year. Therefore, a determination made on a quarterly basis may not be representative of the actual tax attributes of our distributions for a full year. Each year, a statement on Form 1099-DIV identifying the source of the distribution will be sent to our U.S. stockholders of record. Our board of directors presently intends to declare and pay quarterly dividends. Our ability to pay dividends could be affected by future business performance, liquidity, capital needs, alternative investment opportunities and loan covenants.

SELECTED CONSOLIDATED FINANCIAL DATA

The following selected consolidated financial data of Fidus Investment Corporation (“FIC”) and its subsidiaries, including the Funds, as of and for the years ended December 31, 2015, 2014, 2013, 2012 and 2011, is derived from the consolidated financial statements that have been audited by RSM US LLP, our independent registered public accounting firm. The selected consolidated financial and other data for the nine months ended September 30, 2016 and other quarterly financial information is derived from our unaudited financial statements, and in the opinion of management, reflects all adjustments (consisting only of normal recurring adjustments) that are necessary to present fairly the results of such interim periods. Interim results as of and for the nine months ended September 30, 2016 are not necessarily indicative of the results that may be expected for the year ending December 31, 2016. Financial information prior to our IPO in June 2011 is that of Fund I. This financial data should be read in conjunction with our consolidated financial statements and the notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in this prospectus supplement and the accompanying prospectus.

	Nine Months Ended September 30, 2016 (unaudited)	Year Ended December 31,
		2015	2014	2013	2012	2011
		(Dollars in Thousands)
Statement of operations data:
Total investment income	$42,954	$54,269	$46,116	$41,792	$33,849	$23,387
Interest and financing expenses	7,902	9,428	7,507	7,076	6,422	5,488
Management fees, net	6,043	7,545	5,899	5,261	4,237	3,182
Incentive fees	7,212	6,481	4,857	6,792	4,839	1,609
All other expenses	2,968	3,932	4,189	3,121	2,660	1,551

Net investment income before income taxes	18,829	27,386	23,664	19,542	15,691	11,557
Income tax provision	69	390	383	246	4	24

Net investment income	18,760	26,493	23,281	19,296	15,687	11,533
Net realized (losses) gains on investments	(5,698)	9,531	(17,029)	30,588	1,975	(12,318)
Net change in unrealized appreciation (depreciation) on investments	16,070	(10,086)	13,250	(22,188)	1,749	16,171
Income tax (provision) on realized gains on investments	(205)	39	(17)	(493)	—	—

Net increase (decrease) in net assets resulting from operations	$28,927	$25,977	$19,485	$27,203	$19,411	$15,386

Per share data(1):
Net asset value (at end of period)	$15.58	$15.17	$15.16	$15.35	$15.32	$14.90
Net investment income	$1.06	$1.64	$1.62	$1.43	$1.54	$1.22
Net gain (loss) on investments	$0.58	$(0.04)	$(0.26)	$0.58	$0.37	$0.40
Net increase in net assets resulting from operations	$1.64	$1.60	$1.36	$2.01	$1.91	$1.63
Dividends (post initial public offering)	$1.17	$1.60	$1.72	$1.94	$1.46	$0.64
Other data:
Weighted average annual yield on debt investments (2)	13.1%	13.3%	13.4%	14.5%	15.3%	15.3%
Number of portfolio companies at period end	54	53	42	37	30	23
Expense ratios (as percentage of average net assets):
Operating expenses	5.9%	7.3%	6.7%	7.2%	7.4%	4.7%
Interest expense	2.9%	3.8%	3.4%	3.4%	4.1%	4.0%

(1)	Per share data and average net assets are presented as if the Formation Transactions and IPO had occurred on January 1, 2011.
(2)	Weighted average yields are computed using the effective interest rates for debt investments at cost as of the period end date, including accretion of original issue discount and loan origination fees, but excluding investments on non-accrual status, if any.

	September 30, 2016 (Unaudited)	As of December 31,
		2015	2014	2013	2012	2011
		(Dollars in Thousands)
Statement of assets and liabilities data:
Total investments at fair value	$470,057	$443,269	$396,355	$306,981	$274,249	$204,745
Total assets(1)	517,573	480,668	431,020	364,110	330,435	245,956
Borrowings	214,000	229,000	183,500	144,500	144,500	104,000
Total net assets	299,346	247,362	243,263	211,125	183,091	140,482

(1)	Prior to the adoption of Accounting Standards Update (“ASU”) 2015-03, Interest — Imputation of interest (Subtopic 835-30): Simplifying the Presentation of Debt Issuance Costs, on January 1, 2016, we presented deferred financing costs as an asset on the consolidated statements of assets and liabilities. Upon adoption of ASU 2015-03, we reclassified these deferred costs to a direct offset of the related debt liability on the consolidated statements of assets and liabilities. The new guidance is applied retrospectively to each prior period presented. Total assets presented here exclude $4,872, $4,567, $3,152, $3,414 and $2,687 of deferred financing costs presented as an asset as of December 31, 2015, 2014, 2013, 2012 and 2011, respectively.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Overview

We provide customized debt and equity financing solutions to lower middle-market companies, which we define as U.S.-based companies having revenues between $10.0 million and $150.0 million. Our investment objective is to provide attractive risk-adjusted returns by generating both current income from our debt investments and capital appreciation from our equity related investments. Our investment strategy includes partnering with business owners, management teams and financial sponsors by providing customized financing for ownership transactions, recapitalizations, strategic acquisitions, business expansion and other growth initiatives. We seek to maintain a diversified portfolio of investments in order to help mitigate the potential effects of adverse economic events related to particular companies, regions or industries.

FIC was formed as a Maryland corporation on February 14, 2011. We completed our initial public offering, or IPO, in June 2011, and completed additional underwritten public offerings of our common stock in September 2012, February 2013, September 2014 and May 2016 providing approximately $217.8 million in net proceeds after deducting underwriting fees and offering costs.

On June 20, 2011, FIC acquired all of the limited partnership interests of Fund I and membership interests of FMCGP through the Formation Transactions, resulting in Fund I becoming our wholly-owned SBIC subsidiary. Immediately following the Formation Transactions, we and Fund I elected to be treated as BDCs under the 1940 Act and our investment activities have been managed by Fidus Investment Advisors, LLC, our investment advisor, and supervised by our board of directors, a majority of whom are independent of us. On March 29, 2013, we commenced operations of a second wholly-owned subsidiary, Fund II.

Fund I received its SBIC license on October 22, 2007 and Fund II received its SBIC license on May 28, 2013. We plan to continue to operate the Funds as SBICs, subject to SBA approval, and to utilize the proceeds of the sale of SBA-guaranteed debentures to enhance returns to our stockholders. We have also made, and continue to make, investments directly through FIC. We believe that utilizing FIC and the Funds as investment vehicles provides us with access to a broader array of investment opportunities. Based on the current capitalization of the Funds, we have approximately $61.0 million of remaining borrowing capacity under the SBIC Debenture Program and intend to fully utilize such capacity over the ensuing 12-18 months.

Revenues: We generate revenue in the form of interest income on debt investments and capital gains and distributions, if any, on equity investments. Our debt investments, whether in the form of mezzanine, senior secured or unitranche loans, typically have terms of five to seven years and bear interest at a fixed rate but may bear interest at a floating rate. In some instances, we receive payments on our debt investments based on scheduled amortization of the outstanding balances. In addition, we receive repayments of some of our debt investments prior to their scheduled maturity dates. The frequency or volume of these repayments fluctuates significantly from period to period. Our portfolio activity may reflect the proceeds of sales of securities. In some cases, our investments provide for deferred interest payments or PIK interest. The principal amount of loans and any accrued but unpaid interest generally become due at the maturity date. In addition, we may generate revenue in the form of commitment, origination, amendment, or structuring fees and fees for providing managerial assistance. Loan origination fees, original issue discount and market discount or premium, if any, are capitalized, and we accrete or amortize such amounts into interest income. We record prepayment premiums on loans as fee income. Interest and dividend income is recorded on the accrual basis to the extent that we expect to collect such amounts. Loans or preferred equity securities are placed on non-accrual status when principal, interest or dividend payments become materially past due, or when there is reasonable doubt that principal, interest or dividends will be collected. See “Critical Accounting Policies and Use of Estimates — Revenue Recognition.” Interest and dividend income is accrued based upon the outstanding principal amount and contractual terms of debt and preferred equity investments. Interest is accrued on a daily basis. Dividend income is recorded as dividends are declared or at the point an obligation exists for the portfolio company to make a distribution. Distributions of earnings from portfolio companies are evaluated to determine if the distribution is a distribution of earnings or a return of capital.

We recognize realized gains or losses on investments based on the difference between the net proceeds from the disposition and the cost basis of the investment, without regard to unrealized gains or losses previously recognized. We record current period changes in fair value of investments that are measured at fair value as a component of the net change in unrealized appreciation (depreciation) on investments in the consolidated statements of operations.

Expenses: All investment professionals of our investment advisor and/or its affiliates, when and to the extent engaged in providing investment advisory and management services to us, and the compensation and routine overhead expenses allocable to personnel who provide these services to us, are provided and paid for by our investment advisor and not by us. We bear all other out-of-pocket costs and expenses of our operations and transactions, including, without limitation, those relating to:

•	organization;

•	calculating our net asset value (including the cost and expenses of any independent valuation firm);

•	fees and expenses incurred by our investment advisor under the Investment Advisory Agreement or payable to third parties, including agents, consultants or other advisors, in monitoring financial and legal affairs for us and in monitoring our investments and performing due diligence on our prospective portfolio companies or otherwise relating to, or associated with, evaluating and making investments;

•	interest payable on debt, if any, incurred to finance our investments;

•	offerings of our common stock and other securities;

•	investment advisory fees and management fees;

•	administration fees and expenses, if any, payable under the Administration Agreement (including payments under the Administration Agreement between us and our investment advisor based upon our allocable portion of our investment advisor’s overhead in performing its obligations under the Administration Agreement, including rent and the allocable portion of the cost of our officers, including our chief compliance officer, our chief financial officer, and their respective staffs);

•	transfer agent, dividend agent and custodial fees and expenses;

•	federal and state registration fees;

•	all costs of registration and listing our shares on any securities exchange;

•	U.S. federal, state and local taxes;

•	Independent Directors’ fees and expenses;

•	costs of preparing and filing reports or other documents required by the SEC or other regulators including printing costs;

•	costs of any reports, proxy statements or other notices to stockholders, including printing and mailing costs;

•	our allocable portion of any fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums;

•	direct costs and expenses of administration, including printing, mailing, long distance telephone, copying, secretarial and other staff, independent auditors and outside legal costs;

•	proxy voting expenses; and

•	all other expenses reasonably incurred by us or our investment advisor in connection with administering our business.

Portfolio Composition, Investment Activity and Yield

During the nine months ended September 30, 2016, we invested $104.4 million in debt and equity investments, including six new portfolio companies. These investments consisted of subordinated notes ($71.4 million, or 68.4%), senior secured loans ($27.8 million, or 26.6%), equity securities ($5.0 million, or 4.8%) and warrants ($0.2 million, or 0.2%). During the nine months ended September 30, 2016 we received proceeds from sales or repayments, including principal, return of capital dividends and net realized gains (losses), of $91.9 million. During the nine months ended September 30, 2015, we invested $80.1 million in debt and equity investments, including eight new portfolio companies. These investments consisted of subordinated notes ($56.0 million, or 69.9%), senior secured loans ($18.4 million, or 23.0%), equity securities ($5.5 million, or 6.9%), and warrants ($0.2 million, or 0.2%). During the nine months ended September 30, 2015 we received proceeds from sales or repayments, including principal, return of capital dividends and net realized gains (losses), of $51.5 million.

As of September 30, 2016, the fair value of our investment portfolio totaled $470.1 million and consisted of 49 active portfolio companies and five portfolio companies that have sold their underlying operations. As of September 30, 2016, one debt investment bore interest at a variable rate, which represented $8.3 million of our portfolio on a fair value basis, and the remainder of our debt portfolio was comprised of fixed rate investments. Overall, the portfolio had net unrealized appreciation of $11.0 million as of September 30, 2016. As of September 30, 2016, our average active portfolio company investment at amortized cost was $9.4 million, which excludes investments in the five portfolio companies that have sold their underlying operations.

As of December 31, 2015, the fair value of our investment portfolio totaled $443.3 million and consisted of 50 active portfolio companies and three portfolio companies that have sold their underlying operations. As of December 31, 2015, one debt investment bore interest at a variable rate, which represented $8.9 million of our portfolio on a fair value basis, and the remainder of our debt portfolio was comprised of fixed rate investments. Overall, the portfolio had net unrealized depreciation of $5.1 million as of December 31, 2015. As of December 31, 2015, our average active portfolio company investment at amortized cost was $9.0 million, which excludes investments in the three portfolio companies that have sold their underlying operations.

The weighted average yield on debt investments as of September 30, 2016 and December 31, 2015 was 13.1% and 13.3%, respectively. The weighted average yields were computed using the effective interest rates for debt investments at cost as of both September 30, 2016 and December 31, 2015, including the accretion of original issue discount and loan origination fees, but excluding investments on nonaccrual status, if any.

The following table shows the portfolio composition by investment type at fair value and cost and as a percentage of total investments:

	Fair Value				Cost
	September 30, 2016		December 31, 2015		September 30, 2016		December 31, 2015
	(dollars in thousands)

Subordinated notes	$327,579	69.7%	$300,467	67.8%	$338,444	73.8%	$309,899	69.2%
Senior secured loans	75,040	16.0	88,485	20.0	76,265	16.6	88,505	19.7
Equity	57,579	12.2	44,899	10.1	37,122	8.1	42,651	9.5
Warrants	9,643	2.1	9,233	2.1	7,040	1.5	7,098	1.6
Royalty rights	216	—	185	—	185	—	185	—

Total	$470,057	100.0%	$443,269	100.0%	$459,056	100.0%	$448,338	100.0%

The following table shows portfolio composition by geographic region at fair value and cost and as a percentage of total investments. The geographic composition is determined by the location of the corporate headquarters of the portfolio company, which may not be indicative of the primary source of the portfolio company’s business.

	Fair Value				Cost
	September 30, 2016		December 31, 2015		September 30, 2016		December 31, 2015
	(dollars in thousands)
Midwest	$138,757	29.5%	$119,291	26.8%	$127,893	27.8%	$116,015	25.9%
Southeast	102,544	21.8	107,975	24.4	116,045	25.3	113,430	25.3
Northeast	100,025	21.3	93,430	21.1	96,917	21.1	92,492	20.6
West	82,069	17.5	84,648	19.1	75,229	16.4	77,028	17.2
Southwest	46,662	9.9	37,925	8.6	42,972	9.4	49,373	11.0

Total	$470,057	100.0%	$443,269	100.0%	$459,056	100.0%	$448,338	100.0%

The following table shows the detailed industry composition of our portfolio at fair value and cost as a percentage of total investments:

	Fair Value		Cost
	September 30, 2016	December 31, 2015	September 30, 2016	December 31, 2015
Healthcare products	14.3%	11.4%	12.4%	10.4%
Aerospace & defense manufacturing	11.7	10.5	11.0	8.7
Transportation services	9.1	8.1	8.5	7.6
Healthcare services	8.9	11.1	9.2	11.2

Building products manufacturing	6.4	4.0	6.0	3.6
Consumer products	5.2	5.1	4.9	5.0
Business services	4.7	5.4	5.3	5.7
Component manufacturing	3.9	3.8	4.2	4.0
Utility equipment manufacturing	3.9	4.6	4.0	4.6
Industrial cleaning & coatings	3.9	3.9	4.1	4.1
Packaging	3.7	—	3.8	—
Capital equipment manufacturing	3.2	—	3.3	—
Information technology services	2.8	3.0	3.1	3.2
Specialty distribution	2.8	8.0	2.7	7.7
Promotional products	2.6	—	2.6	—
Printing services	2.3	2.2	2.3	2.3
Oil & gas services	2.1	3.7	4.4	4.5
Restaurants	2.0	2.0	2.1	2.0
Specialty chemicals	1.6	1.7	1.8	1.9
Laundry services	1.5	1.5	1.4	1.4
Apparel distribution	1.2	1.3	1.3	1.3
Vending equipment manufacturing	0.9	0.8	0.9	0.9
Electronic components supplier	0.5	0.4	0.3	0.3
Commercial cleaning	0.4	0.2	0.2	0.2
Retail	0.4	0.3	0.2	0.2
Specialty cracker manufacturing	—	—	—	—
Safety products manufacturing	—	2.4	—	2.4
Financial services	—	3.1	—	2.8
Retail cleaning	—	0.1	—	2.7
Telecommunication services	—	1.4	—	1.3

Total	100.0%	100.0%	100.0%	100.0%

Portfolio Asset Quality

In addition to various risk management and monitoring tools, our investment advisor uses an internally developed investment rating system to characterize and monitor the credit profile and our expected level of returns on each investment in our portfolio. We use a five-level numeric rating scale. The following is a description of the conditions associated with each investment rating:

•	Investment Rating 1 is used for investments that involve the least amount of risk in our portfolio. The portfolio company is performing above expectations and the trends and risk factors are favorable, and may include an expected capital gain.

•	Investment Rating 2 is used for investments that involve a level of risk similar to the risk at the time of origination. The portfolio company is performing substantially within our expectations and the risk factors are neutral or favorable. Each new portfolio investment enters our portfolio with Investment Rating 2.

•	Investment Rating 3 is used for investments performing below expectations and indicates the investment’s risk has increased somewhat since origination. The portfolio company requires closer monitoring, but we expect a full return of principal and collection of all interest and/or dividends.

•	Investment Rating 4 is used for investments performing materially below expectations and the risk has increased materially since origination. The portfolio company has the potential for some loss of investment return, but we expect no loss of principal.

•	Investment Rating 5 is used for investments performing substantially below our expectations and the risks have increased substantially since origination. We expect some loss of principal.

The following table shows the distribution of our investments on the 1 to 5 investment rating scale at fair value as of September 30, 2016 and December 31, 2015:

	As of September 30, 2016		As of December 31, 2015
Investment Rating	Investments at Fair Value	Percent of Total Portfolio	Investments at Fair Value	Percent of Total Portfolio
	(dollars in thousands)
1	$84,689	18.0%	$77,875	17.6%
2	318,447	67.8	268,285	60.4
3	42,412	9.0	95,981	21.7
4	14,196	3.0	1,128	0.3
5	10,313	2.2	—	—

Totals	$470,057	100.0%	$443,269	100.0%

Based on our investment rating system, the weighted average rating of our portfolio as of both September 30, 2016 and December 31, 2015 was 2.0 on a fair value basis.

Non-Accrual

As of September 30, 2016, we had a debt investment in one portfolio company on nonaccrual status, which had an aggregate cost and fair value of $20.0 million and $10.0 million, respectively.

For the nine months ended September 30, 2016, we recognized unrealized depreciation on nonaccrual investments held as of September 30, 2016 of $6.5 million.

As of December 31, 2015, we had debt investments in one portfolio company on non-accrual status, which had an aggregate cost and fair value of $5.2 million and $0.6 million, respectively. For the year ended December 31, 2015, we recognized unrealized depreciation on non-accrual investments of $4.4 million.

Discussion and Analysis of Results of Operations

Comparison of nine months ended September 30, 2016 and September 30, 2015

Investment Income

For the nine months ended September 30, 2016, total investment income was $43.0 million, an increase of $3.8 million, or 9.6%, over the $39.2 million of total investment income for the nine months ended September 30, 2015. The increase was attributable to a $1.7 million increase in interest income resulting largely from higher average levels of debt investments outstanding, a $1.1 million increase in dividend income due to increased levels of distributions received from equity investments and a $0.9 million increase in fee income resulting from increased investment activity during the nine months ended September 30, 2016 compared to the prior year period.

Expenses

For the nine months ended September 30, 2016, total expenses, including income tax provision, were $24.2 million, an increase of $4.3 million or 21.7%, over the $19.9 million of total expenses, including income tax provision, for the nine months ended September 30, 2015. Interest and financing expenses for the nine months ended September 30, 2016 were $7.9 million, an increase of $1.1 million or 15.8%, compared to $6.8 million for the nine months ended September 30, 2015 as a result of higher average balances of SBA debentures and borrowings under the Credit Facility outstanding during 2016. The base management fee increased $0.5 million, or 8.4%, to $6.0 million for the nine months ended September 30, 2016 due to higher average total assets less cash and cash equivalents for the nine months ended September 30, 2016 than the nine months ended September 30, 2015. The incentive fee for the nine months ended September 30, 2016 was $7.2 million, a $2.7 million, or 59.5%, increase from the $4.5 million incentive fee for the nine months ended September 30, 2015 which was primarily the result of a $2.3 million increase in the capital gains incentive fee to $2.0 million. The administrative service fee, professional fees and other general and administrative expenses totaled $3.0 million for the nine months ended September 30, 2016 compared to $2.9 million for the nine months ended September 30, 2015.

Net Investment Income

Net investment income for the nine months ended September 30, 2016 was $18.8 million, which was a decrease of $0.6 million, or 2.9%, compared to net investment income of $19.3 million during the nine months ended September 30, 2015 as a result of the $3.8 million increase in total investment income and the $4.3 million increase in total expenses, including income tax provision.

Net Increase in Net Assets Resulting From Operations

For the nine months ended September 30, 2016, the total net realized (loss) on investments was $(5.7) million. Significant realized gains and (losses) for the nine months ended September 30, 2016 are summarized below:

Portfolio Company	Realization Event	Net Realized Gain (Loss) (in millions)
Continental Anesthesia Management, LLC	Exit of portfolio company	$(0.3)
Safety Products Group, LLC	Distribution related to sale of operations	0.5
National Truck Protection Co., Inc.	Exit of portfolio company	1.0
Carlson Systems Holdings, Inc.	Distribution related to sale of operations	4.0
Paramount Building Solutions, LLC	Exit of portfolio company	(12.0)
Lightning Diversion Systems, LLC	Distribution	1.0
Other		0.1

Total		$(5.7)

For the nine months ended September 30, 2015, the total net realized gains on investments were $6.9 million. Significant realized gains (losses) for the nine months ended September 30, 2015 are summarized below:

Portfolio Company	Realization Event	Net Realized Gain (Loss) (in millions)
Connect-Air International, Inc.	Exit of portfolio company	$5.3
Westminster Cracker Company, Inc.	Distribution	1.5
Acentia, LLC	Exit of portfolio company	<(0.1)
Other		0.1

Total		$6.9

During the nine months ended September 30, 2016, we recorded a net change in unrealized appreciation on investments of $16.1 million attributable to (i) the reversal of net unrealized depreciation on investments of $12.1 million related to the exit or sale of investments, resulting in unrealized appreciation, (ii) net unrealized depreciation of $7.5 million on debt investments and (iii) net unrealized appreciation of $11.5 million on equity investments. During the nine months ended September 30, 2015, we recorded a net change in unrealized depreciation on investments of $8.1 million attributable to (i) the reversal of net unrealized appreciation on investments of $4.2 million related to the exit or sale of investments, resulting in unrealized depreciation, (ii) net unrealized depreciation of $7.9 million on debt investments and (iii) net unrealized appreciation of $3.9 million on equity investments.

During the nine months ended September 30, 2016, we recorded a $0.2 million income tax provision for expected income taxes due from realized gains on investments. During the nine months ended September 30, 2015, no income tax provision for realized gains on investments was recorded.

As a result of these events, our net increase in net assets resulting from operations during the nine months ended September 30, 2016 was $28.9 million, or an increase of $10.8 million, or 59.4%, compared to a net increase in net assets resulting from operations of $18.1 million during the prior year period.

Liquidity and Capital Resources

As of September 30, 2016, we had $42.2 million in cash and cash equivalents and our net assets totaled $299.3 million. We believe that our current cash and cash equivalents on hand, our continued access to SBA-guaranteed debentures, our Credit Facility and our anticipated cash flows from operations will provide adequate capital resources with which to operate and finance our investment business and make distributions to our stockholders for at least the next 12 months. We intend to generate additional cash primarily from the future offerings of securities (including the ATM Program) and future borrowings, as well as cash flows from operations, including income earned from investments in our portfolio companies. On both a short-term and long-term basis, our primary use of funds will be investments in portfolio companies and cash distributions to our stockholders.

Cash Flows

For the nine months ended September 30, 2016, we experienced a net increase in cash and cash equivalents in the amount of $10.5 million. During that period, we received $3.0 million of cash from operating activities, which included proceeds received from sales and repayments of investments of $91.9 million, which were offset by the funding of $104.4 million of investments. During the same period, we received net proceeds from a secondary offering of shares of our common stock made pursuant to our effective shelf registration statement of $43.7 million and proceeds from the issuances of SBA debenture of $0.5 million, which were partially offset by net repayment of borrowings under the Credit Facility of $15.5 million and cash dividends paid to stockholders of $20.6 million.

For the nine months ended September 30, 2015, we experienced a net decrease in cash and cash equivalents in the amount of $11.6 million. During that period, we used $16.5 million of cash for operating activities, primarily for the funding of $80.1 million of investments, which was partially offset by the proceeds from sales and repayments of investments of $51.5 million. During the same period, we received $4.9 million for financing activities resulting from proceeds received from stock offerings, net of expenses, of $3.2 million, proceeds from the issuance of SBA debentures of $16.7 million and net borrowings under the Credit Facility of $4.5 million, which were partially offset by cash dividends paid to stockholders of $18.3 million and the payment of deferred financing costs totaling $1.3 million.

Capital Resources

We anticipate that we will continue to fund our investment activities on a longterm basis through a combination of additional debt and equity capital.

The Funds are licensed SBICs, and have the ability to issue debentures guaranteed by the SBA at favorable interest rates. Under the Small Business Investment Act and the SBA rules applicable to SBICs, an SBIC can have outstanding at any time debentures guaranteed by the SBA in an amount up to twice its regulatory capital. The SBA regulations currently limit the amount that is available to be borrowed by any SBIC and guaranteed by the SBA to 200.0% of an SBIC’s regulatory capital or $150.0 million, whichever is less. For three or more SBICs under common control, the maximum amount of outstanding SBA debentures cannot exceed $350.0 million. SBA debentures have fixed interest rates that approximate prevailing 10-year Treasury Note rates plus a spread and have a maturity of ten years with interest payable semiannually. The principal amount of the SBA debentures is not required to be paid before maturity but may be prepaid at any time. As of September 30, 2016, Fund I had $150.0 million of outstanding SBA debentures and cannot issue additional SBA debentures. As of September 30, 2016, Fund II had $64.0 million of outstanding SBA debentures. Fund II has the current capacity to issue up to an additional $61.0 million of SBA debentures. Subject to SBA regulatory requirements and approval, we may access up to $75.0 million of additional SBA debentures under the SBIC Debenture Program. For more information on the SBA debentures, please see Note 6 to our consolidated financial statements.

In June 2014, we entered into the Credit Facility to provide additional funding for our investment and operational activities. The Credit Facility, which matures on June 16, 2018, had an initial commitment of $30.0 million and an accordion feature that allows for an increase in the total commitments up to $75.0 million, subject to certain customary conditions. The Credit Facility is secured primarily by our assets, excluding the assets of the Funds.

On December 19, 2014, we amended the Credit Facility to (i) increase the commitment from $30.0 million to $50.0 million (ii) allow FIC to buy-back up to $10.0 million of our common stock subject to the satisfaction of specified financial covenants and conditions. The Credit Facility continues to have an accordion feature which allows for an increase in the total commitment up to $75.0 million.

Amounts available to borrow under the Credit Facility are subject to a minimum borrowing/collateral base that applies an advance rate to certain portfolio investments. We are subject to limitations with respect to the investments securing the Credit Facility, including, but not limited to, restrictions on sector concentrations, loan size, payment frequency and status and collateral interests, as well as restrictions on portfolio company leverage, which may also affect the borrowing base and therefore amounts available to borrow.

Borrowings under the Credit Facility bear interest, subject to our election, on a per annum basis equal to (i) the alternate base rate plus 2.5% or (ii) the applicable LIBOR, which varies depending on the period of the borrowing under the Credit Facility, plus 3.5%. The alternate base rate is equal to the greater of (i) prime rate, (ii) the federal funds rate plus 0.5% or (iii) the three-month LIBOR plus 1.0%. We pay a commitment fee ranging from 0.5% to 1.0% per annum based on the size of the unused portion of the Credit Facility.

We have made customary representations and warranties and are required to comply with various covenants, reporting requirements and other customary requirements for similar credit facilities. These covenants are subject to important limitations and exceptions that are described in the documents governing the Credit Facility. As of September 30, 2016, we were in compliance with all covenants of the Credit Facility and there were no borrowings outstanding under the Credit Facility.

As of September 30, 2016, the weighted average interest rate for all SBA debentures and borrowings outstanding under the Credit Facility was 4.2%.

As a BDC, we are generally required to meet a coverage ratio of total assets to total senior securities, which include borrowings and any preferred stock we may issue in the future, of at least 200.0%. This requirement limits the amount that we may borrow. We have received exemptive relief from the SEC to allow us to exclude any indebtedness guaranteed by the SBA and issued by the Funds from the 200.0% asset coverage requirements, which, in turn, will enable us to fund more investments with debt capital.

As a BDC, we are generally not permitted to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value per share of our common stock if our board of directors, including Independent Directors, determines that such sale is in the best interests of us and our stockholders, and if our stockholders approve such sale. On June 2, 2016, our stockholders voted to allow us to sell or otherwise issue common stock at a price below net asset value per share for a period of one year ending on the earlier of June 2, 2017 or the date of our 2017 Annual Meeting of Stockholders. We expect to present to our stockholders a similar proposal at our 2017 Annual Meeting of Stockholders. Our stockholders specified that the cumulative number of shares sold in each offering during the one-year period ending on the earlier of June 2, 2017 or the date of our 2017 Annual Meeting of Stockholders may not exceed 25.0% of our outstanding common stock immediately prior to each such sale.

Stock repurchase plan

We have an open market stock repurchase program (the “Program”) under which we may acquire up to $5.0 million of our outstanding common stock. Under the Program, we may, but are not obligated to, repurchase outstanding common stock in the open market from time to time provided that we comply with the prohibitions under our insider trading policies and the requirements of Rule 10b-18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including certain price, market value and timing constraints. The timing, manner, price and amount of any share repurchases will be determined by our management, in its discretion, based upon the evaluation of economic and market conditions, stock price, capital availability, applicable legal and regulatory requirements and other corporate considerations. Unless extended by the board of directors, the Company expected that the Program would have been in effect until January 22, 2017, or until the approved dollar amount has been used to repurchase shares. On November 1, 2016, the board of directors extended the Program through December 31, 2017. The Program does not require us to repurchase any specific number of shares and the Company cannot assure that any shares will be repurchased under the Program. The Program may be suspended, extended, modified or discontinued at any time. We did not make any repurchases of common stock during the three or nine months ended September 30, 2016 or 2015.

Critical Accounting Policies and Use of Estimates

The preparation of financial statements in accordance with GAAP requires management to make certain estimates and assumptions affecting amounts reported in the financial statements. We have identified investment valuation and revenue recognition as our most critical accounting estimates. We continuously evaluate our estimates, including those related to the matters described below. These estimates are based on the information that is currently available to us and on various other assumptions that we believe to be reasonable under the circumstances. Actual results could differ materially from those estimates under different assumptions or conditions. A discussion of our critical accounting policies follows.

Valuation of Portfolio Investments

As a BDC, we report our assets and liabilities at fair value at all times consistent with GAAP and the 1940 Act. Accordingly, we are required to periodically determine the fair value of all of our portfolio investments.

Our investments generally consist of illiquid securities including debt and equity investments in lower middle-market companies. Investments for which market quotations are readily available are valued at such market quotations. Because we expect that there will not be a readily available market for substantially all of the investments in our portfolio, we value substantially all of our portfolio investments at fair value as determined in good faith by our board of directors using a documented valuation policy and consistently applied valuation process. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the difference could be material.

With respect to investments for which market quotations are not readily available, our board of directors undertakes a multi-step valuation process each quarter, as described below:

•	our quarterly valuation process begins with each portfolio company or investment being initially evaluated and rated by the investment professionals of our investment advisor responsible for the portfolio investment;

•	preliminary valuation conclusions are then documented and discussed with the investment committee of our investment advisor;

•	our board of directors engages one or more independent valuation firm(s) to conduct independent appraisals of a selection of our portfolio investments for which market quotations are not readily available. Each portfolio company investment is generally appraised by the valuation firm(s) at least once every calendar year and each new portfolio company investment is appraised at least once in the twelve-month period following the initial investment. In certain instances, we may determine that it is not cost-effective, and as a result it is not in our stockholders’ best interest, to request the independent appraisal of certain portfolio company investments. Such instances include, but are not limited to, situations where we determine that the fair value of the portfolio company investment is relatively insignificant to the fair value of the total portfolio. Our board of directors consulted with the independent valuation firm(s) in arriving at our determination of fair value for 13 and 16 of our portfolio company investments representing 27.7% and 43.0% of the total portfolio investments at fair value (exclusive of new portfolio company investments made during the three months ended September 30, 2016 and December 31, 2015, respectively) as of September 30, 2016 and December 31, 2015, respectively;

•	the audit committee of our board of directors reviews the preliminary valuations of our investment advisor and of the independent valuation firm(s) and responds to and supplements the valuation recommendations to reflect any comments; and

•	our board of directors discusses the valuations and determines the fair value of each investment in our portfolio in good faith, based on the input of our investment advisor, the independent valuation firm(s) and the audit committee.

In making the good faith determination of the value of portfolio investments, we start with the cost basis of the security. The transaction price is typically the best estimate of fair value at inception. When evidence supports a subsequent change to the carrying value from the original transaction price, adjustments are made to reflect the expected exit values.

Consistent with the policies and methodologies adopted by our board of directors, we perform detailed valuations of our debt and equity investments, including an analysis on the Company’s unfunded loan commitments, using both the market and income approaches as appropriate. Under the market approach, we typically use the enterprise value methodology to determine the fair value of an investment. There is no one methodology to estimate enterprise value and, in fact, for any one portfolio company, enterprise value is generally best expressed as a range of values, from which we derive a single estimate of enterprise value. Under the income approach, we typically prepare and analyze discounted cash flow models to estimate the present value of future cash flows of either an individual debt investment or of the underlying portfolio company itself.

We evaluate investments in portfolio companies using the most recent portfolio company financial statements and forecasts. We also consult with the portfolio company’s senior management to obtain further updates on the portfolio company’s performance, including information such as industry trends, new product development and other operational issues.

For our debt investments, including senior secured loans and subordinated notes, the primary valuation technique used to estimate the fair value is the discounted cash flow method. However, if there is deterioration in credit quality or a debt investment is in workout status, we may consider other methods in determining the fair value, including the value attributable to the debt investment from the enterprise value of the portfolio company or the proceeds that would be received in a liquidation analysis. Our discounted cash flow models estimate a range of fair values by applying an appropriate discount rate to the future cash flow streams of our debt investments, based on future interest and principal payments as set forth in the associated loan agreements. We prepare a weighted average cost of capital for use in the discounted cash flow model for each investment, based on factors including, but not limited to: current pricing and credit metrics for similar proposed or executed investment transactions of private companies; the portfolio company’s historical financial results and outlook; and the portfolio company’s current leverage and credit quality as compared to leverage and credit quality as of the date the investment was made. We may also consider the following factors when determining the fair value of debt investments: the portfolio company’s ability to make future scheduled payments; prepayment penalties and other fees; estimated remaining life; the nature and realizable value of any collateral securing such debt investment; and changes in the interest rate environment and the credit markets that generally may affect the price at which similar investments may be made. We estimate the remaining life of our debt investments to generally be the legal maturity date of the instrument, as we generally intend to hold loans to maturity. However, if we have information available to us that the loan is expected to be repaid in the near term, we would use an estimated remaining life based on the expected repayment date.

For our equity investments, including equity securities and warrants, we generally use a market approach, including valuation methodologies consistent with industry practice, to estimate the enterprise value of portfolio companies. Typically, the enterprise value of a private company is based on multiples of EBITDA, net income, revenues, or in limited cases, book value. In estimating the enterprise value of a portfolio company, we analyze various factors consistent with industry practice, including but not limited to original transaction multiples, the portfolio company’s historical and projected financial results, applicable market trading and transaction comparables, applicable market yields and leverage levels, the nature and realizable value of any collateral, the markets in which the portfolio company does business, and comparisons of financial ratios of peer companies that are public. Where applicable, we consider our ability to influence the capital structure of the portfolio company, as well as the timing of a potential exit.

We may also utilize an income approach when estimating the fair value of our equity securities, either as a primary methodology if consistent with industry practice or if the market approach is otherwise not applicable, or as a supporting methodology to corroborate the fair value ranges determined by the market approach. We typically prepare and analyze discounted cash flow models based on projections of the future free cash flows (or earnings) of the portfolio company. We consider various factors, including but not limited to the portfolio company’s projected financial results, applicable market trading and transaction comparables, applicable market yields and leverage levels, the markets in which the portfolio company does business, and comparisons of financial ratios of peer companies that are public.

The fair value of our royalty rights are calculated based on projected future cash flows and the specific provisions contained in the pertinent royalty agreement. The determination of the fair value of such royalty rights is not a significant component of our valuation process.

Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to our consolidated financial statements express the uncertainties with respect to the possible effect of such valuations, and any changes in such valuations, on the consolidated financial statements.

Revenue Recognition

Investments and related investment income. Realized gains or losses on investments are recorded upon the sale or disposition of a portfolio investment and are calculated as the difference between the net proceeds from the sale or disposition and the cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized. Net change in unrealized appreciation or depreciation on the consolidated statements of operations includes changes in the fair value of investments from the prior period, as determined by our board of directors through the application of our valuation policy, as well as reclassifications of any prior period unrealized appreciation or depreciation on exited investments to realized gains or losses on investments.

Interest and dividend income. Interest and dividend income are recorded on the accrual basis to the extent that we expect to collect such amounts. Interest and dividend income is accrued daily based on the outstanding principal amount and the contractual terms of the debt or preferred equity investment. Dividend income is recorded at the point an obligation exists for the portfolio company to make a distribution. Distributions from portfolio companies are evaluated to determine if the distribution is a distribution of earnings or a return of capital.

Payment-in-kind interest. Certain of our investments contain a PIK income provision. The PIK income, computed at the contractual rate specified in the applicable investment agreement, is added to the principal balance of the investment, rather than being paid in cash, and recorded as interest or dividend income, as applicable, on the consolidated statements of operations. Generally, PIK can be paid-in-kind or all in cash. We stop accruing PIK income when there is reasonable doubt that PIK income will be collected. PIK income is included in our taxable income and, therefore, affects the amount we are required to pay to our stockholders in the form of dividends in order to maintain our tax treatment as a RIC and to avoid paying corporate federal income tax, even though we have not yet collected the cash.

Non-accrual. When there is reasonable doubt that principal, interest or dividends will be collected, loans or preferred equity investments are placed on non-accrual status and we will generally cease recognizing interest or dividend income. Interest and dividend payments received on non-accrual investments may be recognized as interest or dividend income or applied to the investment principal balance based on management’s judgment. Non-accrual investments are restored to accrual status when past due principal, interest or dividends are paid and, in management’s judgment, are likely to remain current.

Warrants. In connection with our debt investments, we will sometimes receive warrants or other equity-related securities, or Warrants. We determine the cost basis of Warrants based upon their respective fair values on the date of receipt in proportion to the total fair value of the debt and Warrants received. Any resulting difference between the face amount of the debt and its recorded fair value resulting from the assignment of value to the Warrants are treated as original issue discount, or OID, and accreted into interest income using the effective interest method over the term of the debt investment.

Fee income. All transaction fees earned in connection with our investments are recognized as fee income. Such fees typically include fees for services, including structuring and advisory services, provided to portfolio companies. We recognize income from fees for providing such structuring and advisory services when the services are rendered or the transactions are completed. Upon the prepayment of a loan or debt security, any prepayment penalties are recorded as fee income when earned. Prior to the Formation Transactions, and in accordance with the prior limited partnership agreement, we historically recorded transaction fees provided in connection with our investments as a direct offset to management fee expense.

We also typically receive loan origination or closing fees in connection with investments. Such loan origination and closing fees are capitalized as unearned income and offset against investment cost basis on our consolidated statements of assets and liabilities and accreted into income over the life of the investment.

Recently Issued Accounting Standards

In February 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2015-02, Consolidation: Amendments to the Consolidation Analysis, which amends the criteria for determining which entities are considered variable interest entities (“VIEs”), amends the criteria for determining if a service provider possesses a variable interest in a VIE and ends the deferral granted to investment companies for application of the VIE consolidation model. The Company adopted ASU 2015-02 as of January 1, 2016. The adoption of ASU 2015-02 had no material impact on the Company’s consolidated financial statements.

In April 2015, the FASB issued ASU 2015-03, Interest — Imputation of interest (Subtopic 835-30): Simplifying the Presentation of Debt Issuance Costs, which requires that debt issuance costs related to a recognized debt liability be presented in the balance sheet as a direct deduction from the carrying amount of that debt liability rather than as an asset. Amortization of the costs will continue to be reported as interest expense. The Company adopted ASU 2015-03 as of January 1, 2016. The adoption of ASU 2015-03 had no material impact on the Company’s consolidated financial statements other than corresponding reductions to total assets and total liabilities on the consolidated statements of assets and liabilities. Prior to adoption, the Company recorded deferred financing costs as an asset on the consolidated statements of assets and liabilities. Upon adoption of ASU 2015-03, the Company reclassified these deferred costs to a direct offset of the related debt liability on the consolidated statements of assets and liabilities. The new guidance will be applied retrospectively to each prior period presented. The Company reclassified the $4,872 of deferred financing costs presented as an asset as of December 31, 2015 to a direct offset of the related debt liabilities as of such date on the consolidated statements of assets and liabilities.

In August 2015, the FASB issued ASU 2015-14, Revenue from Contracts with Customers (Topic 606), which supersedes the revenue recognition requirements in Revenue Recognition (Topic 605). Under the new guidance, an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. This guidance is effective for annual and interim reporting periods beginning after December 15, 2017 and early application is permitted only for annual reporting periods beginning after December 15, 2016, including interim reporting periods within that reporting period. We are currently evaluating the impact this ASU will have on our consolidated financial position or disclosures.

In August 2016, the FASB issued ASU 2016-15, Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments, which addresses eight specific cash flow issues with the objective of reducing the existing diversity in practice in how certain cash receipts and cash payments are presented and classified in the statement of cash flows. This guidance is effective for annual and interim reporting periods beginning after December 15, 2017 and early adoption is permitted, including adoption in an interim period. We are currently evaluating the impact this ASU will have on our consolidated financial position or disclosures.

Off-Balance Sheet Arrangements

We may be a party to financial instruments with off-balance sheet risk in the normal course of business to meet the financial needs of our portfolio companies. We had off-balance sheet arrangements consisting of outstanding commitments to fund various undrawn revolving loans and other credit facilities totaling $7.1 million and $10.2 million as of September 30, 2016 and December 31, 2015, respectively. Such outstanding commitments are summarized in the following table:

	September 30, 2016		December 31, 2015
Portfolio Company — Investment	Total Commitment	Unfunded Commitment	Total Commitment	Unfunded Commitment
FAR Research Inc. — Revolving Loan	$1,750	$1,614	$1,750	$1,614
Inflexxion, Inc. — Revolving Loan	500	350	1,000	850
inthinc Technology Solutions, Inc. — Subordinated Note	5,000	1,000	5,000	1,000
Lightning Diversion Systems, LLC — Revolving Loan	250	250	1,000	1,000
Microbiology Research Associates, Inc. — Revolving Loan	—	—	500	500
Oaktree Medical Centre, P.C. — Revolving Loan	2,500	—	500	250
Restaurant Finance Co, LLC — Senior Secured Loan	—	—	10,500	1,936
Safety Products Group, LLC — Common Equity	2,852	2,852	—	—
SES Investors, LLC — Revolving Loan	1,500	1,000	—	—
Vanguard Dealer Services, L.L.C. — Subordinated Note	—	—	9,850	2,500
X5 Opco LLC — Revolving Loan	—	—	500	500

Total	$14,352	$7,066	$30,600	$10,150

Additional detail for each of the commitments above is provided in the Company’s consolidated schedules of investments.

Related Party Transactions

We have entered into a number of business relationships with affiliated or related parties, including the following:

•	In connection with the Formation Transactions, Fund I terminated its management services agreement with Fidus Capital, LLC and we entered into the Investment Advisory Agreement with Fidus Investment Advisors, LLC, as our investment advisor. The investment professionals of Fidus Investment Advisors, LLC were also the investment professionals of Fidus Capital, LLC. We entered into the Investment Advisory Agreement with Fidus Investment Advisors, LLC to manage our day-to-day operating and investing activities. We pay our investment advisor a fee for its services under the Investment Advisory Agreement consisting of two components — a base management fee and an incentive fee. See Note 5 to our consolidated financial statements.

Edward H. Ross, our Chairman and Chief Executive Officer and Thomas C. Lauer, our President, are managers of Fidus Investment Advisors, LLC. In May 2015, Fidus Investment Advisors, LLC entered into a combination with Fidus Partners, LLC (the “Combination”), by which members of Fidus Investment Advisors LLC and Fidus Partners, LLC (“Partners”) contributed all of their respective membership interest in Fidus Investment Advisors LLC and Partners to a newly formed limited liability company, Fidus Group Holdings, LLC (“Holdings”). As a result, Fidus Investment Advisors LLC is a wholly-owned subsidiary of Holdings, which is a newly formed limited liability company organized under the laws of Delaware.

•	We entered into the Administration Agreement with Fidus Investment Advisors, LLC to provide us with the office facilities and administrative services necessary to conduct day-to-day operations. See Note 5 to our consolidated financial statements.

•	We entered into a license agreement with Fidus Partners, LLC, pursuant to which Fidus Partners, LLC has granted us a non-exclusive, royalty-free license to use the name “Fidus.”

In connection with the IPO and our election to be regulated as a BDC, we applied for and received exemptive relief from the SEC on March 27, 2012 to allow us to take certain actions that would otherwise be prohibited by the 1940 Act, as applicable to BDCs. The relief permits FIC and Fund I, each of which has elected to be treated as a BDC, to operate effectively as one company, specifically allowing them to: (1) engage in certain transactions with each other; (2) invest in securities in which the other is or proposes to be an investor; (3) file consolidated reports with the Commission; and (4) be subject to modified consolidated asset coverage requirements for senior securities issued by a BDC and its SBIC subsidiary. Fund II has not elected to be treated as a BDC and is not party to this exemptive relief. The fourth exemption described above allows us to exclude any indebtedness guaranteed by the SBA and issued by Fund I from the 200.0% asset coverage requirements applicable to us. Effective September 30, 2014, any SBA debentures issued by Fund II are not considered senior securities for purposes of the 200.0% asset coverage requirements.

In addition, we, Fund I and our investment advisor have each adopted a joint code of ethics pursuant to Rule 17j-1 under the 1940 Act that governs the conduct of our and our investment advisor’s officers, directors and employees. Additionally, our investment advisor has adopted a code of ethics pursuant to rule 240A-1 under the 1940 Act and in accordance with Rule 17j-1(c). We, and Fund I, have also adopted a code of business conduct that is applicable to all officers, directors and employees of Fidus and our investment advisor. Our officers and directors also remain subject to the duties imposed by both the 1940 Act and the Maryland General Corporation Law.

Quantitative and Qualitative Disclosures About Market Risk.

We are subject to financial market risks, including changes in interest rates. Changes in interest rates affect both our cost of funding and the valuation of our investment portfolio. Our risk management systems and procedures are designed to identify and analyze our risk, to set appropriate policies and limits and to continually monitor these risks and limits by means of reliable administrative and information systems and other policies and programs. In the future, our investment income may also be affected by changes in various interest rates, including LIBOR and prime rates, to the extent of any debt investments that include floating interest rates. As of September 30, 2016 and December 31, 2015, one debt investment bore interest at a variable rate, which represented $8.3 million and $8.9 million of our portfolio on a fair value basis, respectively, and the remainder of our debt portfolio was comprised entirely of fixed rate investments. Assuming that the consolidated statements of assets and liabilities as of September 30, 2016 and December 31, 2015 were to remain constant, a hypothetical 100 basis point change in interest rates would not have a material effect on our level of interest income from debt investments. Our pooled SBA debentures bear interest at fixed rates. Our Credit Facility bears interest, subject to our election, on a per annum basis equal to (i) the alternate base rate plus 2.5% or (ii) the applicable LIBOR, which varies depending on the period of the borrowing under the Credit Facility, plus 3.5%. The alternate base rate is equal to the greater of (i) prime rate, (ii) the federal funds rate plus 0.5% or (iii) the three-month LIBOR plus 1.0%.

Because we currently borrow, and plan to borrow in the future, money to make investments, our net investment income is dependent upon the difference between the rate at which we borrow funds and the rate at which we invest the funds borrowed. Accordingly, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates, our cost of funds would increase, which could reduce our net investment income if there is not a corresponding increase in interest income generated by our investment portfolio.

UNDERWRITING

We and the underwriters named below have entered into an underwriting agreement with respect to the shares being offered. Subject to certain conditions, each underwriter has severally agreed to purchase the number of shares indicated in the following table. Raymond James & Associates, Inc. is the representative of the underwriters.

Underwriter	Number of Shares
Raymond James & Associates, Inc.
Robert W. Baird & Co. Incorporated
Keefe, Bruyette & Woods, Inc.
D.A. Davidson & Co.

Total	2,500,000

The underwriting agreement provides that the obligations of the underwriters to pay for and accept delivery of the shares of common stock offered hereby are subject to the approval of certain legal matters by their counsel and to certain other conditions. The underwriters are severally obligated to take and pay for all shares of common stock offered hereby (other than those covered by the underwriters’ option described below) if any such shares are taken. We have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act.

Our common stock is listed on the Nasdaq Global Select Market under the symbol “FDUS.”

Option to Purchase Additional Securities

We have granted to the underwriters an option, exercisable for 30 days from the date of this prospectus supplement, to purchase up to an aggregate of 375,000 additional shares of common stock at the public offering price plus accrued dividends, if any, set forth on the cover page hereof, less the underwriting discount. To the extent such option is exercised, each underwriter will become obligated, subject to certain conditions, to purchase approximately the same percentage of such additional shares of common stock as the number set forth next to such underwriter’s name in the preceding table bears to the total number of shares set forth next to the names of all underwriters in the preceding table.

Lock-Up Agreements

We, and certain of our executive officers and directors, have agreed, subject to certain exceptions, not to issue, sell, offer to sell, contract or agree to sell, hypothecate, pledge, transfer, grant any option to purchase, establish an open put equivalent position or otherwise dispose of or agree to dispose of directly or indirectly, any shares of our common stock, or any securities convertible into or exercisable or exchangeable for any shares of our common stock or any right to acquire shares of our common stock, for 90 days from the date of this prospectus supplement, subject to extension upon material announcements or earnings releases. The representative, at any time and without notice, may release all or any portion of the common stock subject to the foregoing lock-up agreements.

Underwriting Discounts

The underwriters initially propose to offer the shares directly to the public at the public offering price set forth on the cover page of this prospectus supplement and to certain dealers at a price that represents a concession not in excess of $         per share below the public offering price. After the initial public offering of the shares, the offering price and other selling terms may be changed by the underwriters.

The following table provides information regarding the per share and total underwriting discount that we are to pay to the underwriters. In addition, our investment advisor has agreed to bear $            , or $         per share, of the underwriting discounts and commissions (sales load) in this offering, which is also reflected in the following table and will not be subject to reimbursement by us. These amounts are shown assuming both no exercise and full exercise of the underwriters’ option to purchase up to 375,000 additional shares from us.

	Per Share	Total Without Exercise of Underwriters’ Option	Total with Full Exercise of Underwriters’ Option
Underwriting discount payable by us on shares sold to the public	$	$	$
Underwriting discount payable by our investment advisor on the shares sold to the public	$	$	$

We estimate that the total expenses of the offering, excluding the underwriting discount, will be approximately $225,000. Our investment advisor has agreed to bear $         of our offering expenses in connection with this offering, which will not be subject to reimbursement by us.

A prospectus supplement in electronic format may be made available on the web sites maintained by one or more of the underwriters, or selling group members, if any, participating in this offering. The representative may agree to allocate a number of shares to underwriters and selling group members for the sale to their online brokerage account holders. Internet distributions will be allocated by the underwriters and selling group members that will make Internet distributions on the same basis as other allocations. The representative may agree to allocate a number of shares to underwriters for sale to their online brokerage account holders.

Price Stabilization, Short Positions and Penalty Bids

In connection with this offering, the underwriters may purchase and sell shares of our common stock in the open market. These transactions may include over-allotment, syndicate covering transactions and stabilizing transactions. An over-allotment involves syndicate sales of shares in excess of the number of shares to be purchased by the underwriters in the offering, which creates a syndicate short position. Syndicate covering transactions involve purchases of shares in the open market after the distribution has been completed in order to cover syndicate short positions.

Stabilizing transactions consist of some bids or purchases of shares of our common stock made for the purpose of preventing or slowing a decline in the market price of the shares while the offering is in progress.

In addition, the underwriters may impose penalty bids, under which they may reclaim the selling concession from a syndicate member when the shares of our common stock originally sold by that syndicate member are purchased in a stabilizing transaction or syndicate covering transaction to cover syndicate short positions.

Similar to other purchase transactions, these activities may have the effect of raising or maintaining the market price of the common stock or preventing or slowing a decline in the market price of the common stock. As a result, the price of the common stock may be higher than the price that might otherwise exist in the open market. Except for the sale of shares of our common stock in this offering, the underwriters may carry out these transactions on the Nasdaq Global Select Market, in the over-the-counter market or otherwise.

Neither the underwriters nor we make any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the shares. In addition, neither the underwriters nor we make any representation that the underwriters will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

Passive Market Making

In connection with the offering, the underwriters may engage in passive market making transactions in the common stock on the Nasdaq Global Select Market in accordance with Rule 103 of Regulation M under the Exchange Act during the period before the commencement of offers or sales of common stock and extending through the completion of distribution. A passive market maker must display its bids at a price not in excess of the highest independent bid of the security. However, if all independent bids are lowered below the passive market maker’s bid that bid must be lowered when specified purchase limits are exceeded.

Conflicts of Interest

The underwriters and/or their affiliates from time to time provide and may in the future provide investment banking, commercial banking and financial advisory services to us, for which they have received and may receive customary compensation.

In addition, the underwriters and/or their affiliates may from time to time refer investment banking clients to us as potential portfolio investments. If we invest in those clients, we may utilize net proceeds from this offering to fund such investments, and the referring underwriter or its affiliate may receive placement fees from its client in connection with such financing, which placement fees may be paid out of the amount funded by us.

The addresses of the underwriters are: Raymond James & Associates, Inc., 880 Carillon Parkway, St. Petersburg, Florida 33716; Robert W. Baird & Co. Incorporated, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202; Keefe, Bruyette & Woods, Inc., 787 Seventh Avenue, 4th Floor, New York, New York 10019; and D.A. Davidson & Co., 8 Third Street North Great Falls, MT 59401.

LEGAL MATTERS

Certain legal matters will be passed upon for us by Sutherland Asbill & Brennan LLP. Sutherland Asbill & Brennan LLP also represents our investment advisor. Certain legal matters will be passed upon for the underwriters by Morrison & Foerster LLP, New York, New York.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The consolidated financial statements, the related senior securities table and the effectiveness of internal control over financial reporting appearing in the accompanying prospectus and registration statement have been audited by RSM US LLP, an independent registered public accounting firm located at One South Wacker Drive, Suite 800, Chicago, Illinois 60606, as stated in their reports appearing elsewhere herein, and are included in reliance upon such reports and upon the authority of such firm as experts in accounting and auditing.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to the securities offered by this prospectus. The registration statement contains additional information about us and the securities being offered by this prospectus.

We file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549-0102. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. We maintain a website at http://www.fdus.com and intend to make all of our annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through our website. Information contained on our website is not incorporated into this prospectus supplement, and you should not consider information on our website to be part of this prospectus supplement. You may also obtain such information by contacting us in writing at 1603 Orrington Avenue, Suite 1005, Evanston, Illinois 60201, Attention: Investor Relations. The SEC maintains a website that contains reports, proxy and information statements and other information we file with the SEC at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102.

PRIVACY NOTICE

We are committed to maintaining the privacy of our stockholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

From time to time, we may receive nonpublic personal information relating to our stockholders. We do not disclose nonpublic personal information about our stockholders or former stockholders to anyone, except as required by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third-party administrator).

We restrict access to nonpublic personal information about our stockholders to employees of our investment advisor, its affiliates or authorized service providers that have a legitimate business need for the information. We maintain physical, electronic and procedural safeguards designed to protect the nonpublic personal information of our stockholders.

PART I — FINANCIAL INFORMATION

Item 1. Financial Statements.

FIDUS INVESTMENT CORPORATION

Consolidated Statements of Assets and Liabilities

(in thousands, except shares and per share data)

	September 30, 2016 (unaudited)	December 31, 2015
ASSETS
Investments, at fair value
Control investments (cost: $0 and $12,042, respectively)	$—	$618
Affiliate investments (cost: $105,004 and $105,930, respectively)	119,101	111,846
Non-control/non-affiliate investments (cost: $354,052 and $330,366, respectively)	350,956	330,805

Total investments, at fair value (cost: $459,056 and $448,338, respectively)	470,057	443,269
Cash and cash equivalents	42,165	31,657
Interest receivable	4,300	4,520
Prepaid expenses and other assets	1,051	1,222

Total assets	$517,573	$480,668

LIABILITIES
SBA debentures, net of deferred financing costs (Note 6)	$209,943	$209,394
Borrowings under credit facility, net of deferred financing costs (Note 6)	(549)	14,734
Accrued interest and fees payable	731	2,840
Due to affiliates	7,780	5,762
Taxes payable	205	400
Accounts payable and other liabilities	117	176

Total liabilities	218,227	233,306

Commitments and contingencies (Note 7)
NET ASSETS
Common stock, $0.001 par value (100,000,000 shares authorized, 19,212,425 and 16,300,732 shares issued and outstanding at September 30, 2016 and December 31, 2015, respectively)	19	16
Additional paid-in capital	290,543	246,307
Undistributed net investment income	11,465	13,887
Accumulated net realized (loss) gain on investments, net of taxes and distributions	(13,827)	(6,145)
Accumulated net unrealized (depreciation) appreciation on investments	11,146	(6,703)

Total net assets	299,346	247,362

Total liabilities and net assets	$517,573	$480,668

Net asset value per common share	$15.58	$15.17

See Notes to Consolidated Financial Statements (unaudited).

FIDUS INVESTMENT CORPORATION

Consolidated Statements of Operations (unaudited)

(in thousands, except shares and per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Investment Income:
Interest income
Control investments	$—	$—	$—	$220
Affiliate investments	2,476	2,668	8,083	7,509
Non-control/non-affiliate investments	9,730	10,080	30,367	29,058

Total interest income	12,206	12,748	38,450	36,787
Dividend income
Affiliate investments	201	262	857	336
Non-control/non-affiliate investments	728	236	1,063	457

Total dividend income	929	498	1,920	793
Fee income
Control investments	—	(10)	—	—
Affiliate investments	266	143	279	301
Non-control/non-affiliate investments	987	155	2,199	1,257

Total fee income	1,253	288	2,478	1,558
Interest on idle funds and other income	43	23	106	56

Total investment income	14,431	13,557	42,954	39,194

Expenses:
Interest and financing expenses	2,648	2,388	7,902	6,821
Base management fee	2,055	1,920	6,043	5,575
Incentive fee	2,142	1,366	7,212	4,522
Administrative service expenses	356	362	1,044	1,077
Professional fees	226	230	961	889
Other general and administrative expenses	246	227	963	983

Total expenses	7,673	6,493	24,125	19,867

Net investment income before income taxes	6,758	7,064	18,829	19,327
Income tax provision (benefit)	23	14	69	(9)

Net investment income	6,735	7,050	18,760	19,318

Net realized and unrealized gains (losses) on investments:
Net realized gains (losses) on control investments	(12,041)	—	(12,041)	—
Net realized gains (losses) on affiliates investments	—	1,531	458	1,531
Net realized gains (losses) on non-control/non-affiliate investments	6,083	86	5,885	5,363
Net change in unrealized appreciation (depreciation) on investments	7,817	(3,234)	16,070	(8,124)
Income tax benefit (provision) from realized gains on investments	—	54	(205)	54

Net gain (loss) on investments	1,859	(1,563)	10,167	(1,176)

Net increase in net assets resulting from operations	$8,594	$5,487	$28,927	$18,142

Per common share data:
Net investment income per share-basic and diluted	$0.35	$0.43	$1.06	$1.19

Net increase in net assets resulting from operation per share — basic and diluted	$0.45	$0.34	$1.64	$1.12

Dividends declared per share	$0.39	$0.39	$1.17	$1.17

Weighted average number of shares outstanding — basic and diluted	19,201,024	16,268,328	17,616,540	16,172,454

See Notes to Consolidated Financial Statements (unaudited).

FIDUS INVESTMENT CORPORATION

Consolidated Statements of Changes in Net Assets (unaudited)

(in thousands, except shares)

	Common Stock
	Number of shares	Par value	Additional paid in capital	Undistributed net investment income	Accumulated net realized (loss) on investments, net of taxes and distributions	Accumulated net unrealized (depreciation) appreciation on investments	Total net assets
Balances at December 31, 2014	16,051,037	$16	$243,008	$12,433	$(15,999)	$3,805	$243,263
Public offerings of common stock, net of expenses	190,623	—	3,170	—	—	—	3,170
Shares issued under dividend reinvestment plan	43,468	—	678	—	—	—	678
Net increase in net assets resulting from operations	—	—	—	19,318	7,369	(8,545)	18,142
Dividends declared	—	—	—	(18,945)	—	—	(18,945)

Balances at September 30, 2015	16,285,128	$16	$246,856	$12,806	$(8,630)	$(4,740)	$246,308

Balances at December 31, 2015	16,300,732	$16	$246,307	$13,887	$(6,145)	$(6,703)	$247,362
Public offerings of common stock, net of expenses (Note 8)	2,875,000	3	43,667	—	—	—	43,670
Shares issued under dividend reinvestment plan	36,693	—	569	—	—	—	569
Net increase in net assets resulting from operations	—	—	—	18,760	(7,682)	17,849	28,927
Dividends declared	—	—	—	(21,182)	—	—	(21,182)

Balances at September 30, 2016	19,212,425	$19	$290,543	$11,465	$(13,827)	$11,146	$299,346

See Notes to Consolidated Financial Statements (unaudited).

FIDUS INVESTMENT CORPORATION

Consolidated Statements of Cash Flows (unaudited)

(in thousands)

	Nine Months Ended September 30,
	2016	2015
Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$28,927	$18,142
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used for) operating activities:
Net change in unrealized (appreciation) depreciation on investments	(16,070)	8,124
Net realized loss (gain) on investments	5,698	(6,894)
Interest and dividend income paid-in-kind	(3,503)	(3,968)
Accretion of original issue discount	(181)	(450)
Accretion of loan origination fees	(843)	(507)
Purchase of investments	(104,379)	(80,127)
Proceeds from sales and repayments of investments	91,936	51,490
Proceeds from loan origination fees	554	445
Amortization of deferred financing costs	824	740
Changes in operating assets and liabilities:
Interest receivable	220	(1,006)
Prepaid expenses and other assets	171	(242)
Accrued interest and fees payable	(2,109)	(1,609)
Due to affiliates	2,018	(198)
Taxes payable	(195)	(328)
Accounts payable and other liabilities	(59)	(75)

Net cash provided by (used for) operating activities	3,009	(16,463)

Cash Flows from Financing Activities:
Proceeds from stock offerings, net of expenses	43,670	3,170
Proceeds received from SBA debentures	500	16,700
Net (repayments of) proceeds received from borrowings under credit facility	(15,500)	4,500
Payment of deferred financing costs	(558)	(1,250)
Dividends paid to stockholders, including expenses	(20,613)	(18,267)

Net cash provided by (used for) financing activities	7,499	4,853

Net increase (decrease) in cash and cash equivalents	10,508	(11,610)
Cash and cash equivalents:
Beginning of period	31,657	29,318

End of period	$42,165	$17,708

Supplemental disclosure of cash flow information:
Cash payments for interest	$9,187	$7,690
Cash payments for taxes, net of tax refunds received	$469	$283
Non-cash financing activities:
Shares issued under dividend reinvestment plan	$569	$680

See Notes to Consolidated Financial Statements (unaudited).

FIDUS INVESTMENT CORPORATION

Consolidated Schedule of Investments (unaudited)

September 30, 2016

(In thousands, except shares)

Industry Portfolio Company (a)(b) Investment Type (c)	Rate (d) Cash/PIK	Maturity	Principal Amount	Cost	Fair Value	Percent of Net Assets
Aerospace & Defense Manufacturing
FDS Avionics Corp.
(dba Flight Display Systems)
Subordinated Note	12.3%/0.0%	4/1/2020	$5,200	$5,183	$4,214
Common Equity (200 units) (i)				2,000	386

				7,183	4,600	2%

Lightning Diversion Systems, LLC
Senior Secured Loan (j)	10.5%/0.0%	9/16/2021	21,204	21,111	21,205
Revolving Loan ($250 commitment) (h)	10.5%/0.0%	9/16/2021	—	(1)	(1)
Common Equity (600,000 units)				—	2,347

				21,110	23,551	8%

Malabar International (k)
Subordinated Note (j)	11.3%/2.0%	11/13/2021	7,578	7,568	7,578
Preferred Equity (1,494 shares) (f)	6.0%/0.0%	5/12/2022		1,996	4,302

				9,564	11,880	4%

Simplex Manufacturing Co.
Subordinated Note	14.0%/0.0%	12/9/2016	4,050	4,050	4,050
Warrant (27 shares)				928	2,874

				4,978	6,924	2%

Steward Holding LLC (k)
(dba Steward Advanced Materials)
Subordinated Note	12.0%/2.3%	5/12/2021	7,141	7,111	7,141
Common Equity (1,000,000 units)				1,000	789

				8,111	7,930	3%

Apparel Distribution
Jacob Ash Holdings, Inc.
Subordinated Note (j)	13.0%/4.0%	6/30/2018	4,000	3,996	4,000
Subordinated Note	13.0%/0.0%	6/30/2018	778	773	755
Preferred Equity (66,138 shares) (f)	0.0%/15.0%	6/30/2018		1,031	905
Warrant (63,492 shares)				67	—

				5,867	5,660	2%

Building Products Manufacturing
SES Investors, LLC (k)
(dba SES Foam)
Revolving Loan ($1,500 commitment) (i)	6.0%/0.0%	3/8/2022	500	493	493
Senior Secured Loan	11.0%/0.0%	3/8/2022	10,500	10,448	10,448
Common Equity (6,000 units) (g)(i)				600	600

				11,541	11,541	4%

The Wolf Organization, LLC
Common Equity (175 shares)				1,750	3,764	1%

US GreenFiber, LLC
Subordinated Note (j)	12.5%/0.0%	1/2/2019	14,000	13,964	14,000
Common Equity (1,667 units) (g)(i)				500	655

				14,464	14,655	5%

FIDUS INVESTMENT CORPORATION

Consolidated Schedule of Investments (unaudited) (continued)

September 30, 2016

(In thousands, except shares)

Industry Portfolio Company (a)(b) Investment Type (c)	Rate (d) Cash/PIK	Maturity	Principal Amount	Cost	Fair Value	Percent of Net Assets
Business Services
Inflexxion, Inc. (k)
Senior Secured Loan	7.0%/6.0%	12/16/2019	$4,133	$4,118	$3,448
Revolving Loan ($500 commitment) (i)	7.0%/6.0%	12/16/2019	157	154	131
Preferred Equity (252,046 units)				252	140
Preferred Equity (308,987 units)				309	172
Preferred Equity (1,400 units)				1,400	—

				6,233	3,891	1%

Plymouth Rock Energy, LLC
Senior Secured Loan	11.8%/0.0%	5/14/2017	6,000	5,992	6,000	2%

Vanguard Dealer Services, L.L.C.
Subordinated Note	12.3%/0.0%	1/30/2021	11,450	11,402	11,450
Common Equity (6,000 shares)				600	908

				12,002	12,358	4%

Capital Equipment Manufacturing
Thermoforming Technology Group LLC
Subordinated Note	12.5%/0.0%	9/14/2021	14,700	14,633	14,699
Common Equity (3,500 units) (g)(i)				350	350

				14,983	15,049	5%

Commercial Cleaning
Premium Franchise Brands, LLC
Preferred Equity (1,054,619 shares)				832	1,885	1%

Component Manufacturing
Channel Technologies Group, LLC
Preferred Equity (612 units) (g)(i)				875	—
Common Equity (612,432 units) (g)(i)				—	—

				875	—	0%

Hilco Plastics Holdings, LLC
(dba Hilco Technologies)
Subordinated Note	11.5%/1.0%	7/15/2022	8,002	7,962	7,962
Common Equity (72,507 units) (g)(i)				500	500

				8,462	8,462	3%

Toledo Molding & Die, Inc.
Subordinated Note (i)	10.5%/0.0%	12/18/2018	10,000	9,917	10,000	3%

Consumer Products
Grindmaster Corporation
Subordinated Note	11.5%/0.0%	10/31/2019	10,500	10,472	10,500	4%

World Wide Packaging, LLC (k)
Subordinated Note (i)	12.0%/1.0%	10/26/2018	10,343	10,324	10,343
Common Equity (1,517,573 units) (g)(i)				1,518	3,631

				11,842	13,974	5%

FIDUS INVESTMENT CORPORATION

Consolidated Schedule of Investments (unaudited) (continued)

September 30, 2016

(In thousands, except shares)

Industry Portfolio Company (a)(b) Investment Type (c)	Rate (d) Cash/PIK	Maturity	Principal Amount	Cost	Fair Value	Percent of Net Assets
Electronic Components Supplier
Apex Microtechnology, Inc. (k)
Warrant (2,293 shares)				$220	$376
Common Equity (11,690 shares)				1,169	2,034

				1,389	2,410	1%

Healthcare Products
Allied 100 Group, Inc.
Subordinated Note (j)	11.5%/0.0%	5/26/2020	$13,000	12,957	13,000
Common Equity (1,250,000 units) (i)				1,250	1,109

				14,207	14,109	5%

Anatrace Products, LLC
Subordinated Note	13.0%/1.3%	6/23/2021	6,500	6,483	6,500
Common Equity (360,000 shares) (i)				—	218

				6,483	6,718	2%

MedPlast, LLC
Subordinated Note (i)	11.0%/1.5%	3/31/2019	10,455	10,420	10,455
Preferred Equity (188 shares) (f)(i)	0.0%/8.0%	3/31/2019		236	237
Common Equity (3,728 shares) (i)				61	203

				10,717	10,895	4%

OMC Investors, LLC
(dba Ohio Medical Corporation)
Subordinated Note	12.0%/0.0%	7/15/2021	10,000	9,913	10,000
Common Equity (5,000 shares)				500	444

				10,413	10,444	3%

Pfanstiehl, Inc. (k)
Subordinated Note	10.5%/0.0%	9/29/2018	6,208	6,187	6,208
Common Equity (8,500 units) (i)				850	11,083

				7,037	17,291	6%

Six Month Smiles Holdings, Inc.
Subordinated Note (i)	12.0%/1.8%	7/31/2020	8,340	8,315	7,762	3%

Healthcare Services
Medsurant Holdings, LLC (k)
Subordinated Note	12.3%/0.0%	6/18/2021	6,267	6,219	6,267
Preferred Equity (126,662 units) (g)				1,346	1,567
Warrant (505,176 units) (g)				4,516	5,425

				12,081	13,259	4%

Microbiology Research Associates, Inc. (k)
Subordinated Note	11.0%/1.5%	3/13/2022	8,506	8,483	8,506
Common Equity (1,000,000 units) (i)				1,939	2,157

				10,422	10,663	4%

Oaktree Medical Centre, P.C.
(dba Pain Management Associates)
Senior Secured Loan (i)	11.5%/0.0%	1/1/2018	571	606	616
Senior Secured Loan (i)	7.0%/12.0%	1/1/2018	5,898	6,163	5,373
Revolving Loan ($2,500 commitment) (i)	11.5%/0.0%	1/1/2018	2,500	2,518	2,594

				9,287	8,583	3%

United Biologics, LLC
Subordinated Note	12.0%/2.0%	3/5/2017	8,653	8,590	8,653
Preferred Equity (98,377 units) (g)(i)				1,069	116
Warrant (57,469 units)				566	414

				10,225	9,183	3%

FIDUS INVESTMENT CORPORATION

Consolidated Schedule of Investments (unaudited) (continued)

September 30, 2016

(In thousands, except shares)

Industry Portfolio Company (a)(b) Investment Type (c)	Rate (d) Cash/PIK	Maturity	Principal Amount	Cost	Fair Value	Percent of Net Assets
Industrial Cleaning & Coatings
K2 Industrial Services, Inc.
Subordinated Note	11.8%/2.8%	5/23/2017	$17,490	$17,476	$17,490
Common Equity (1,673 shares)				1,268	709

				18,744	18,199	6%

Information Technology Services
FTH Acquisition Corp. VII
Subordinated Note	13.0%/0.0%	3/9/2017	8,221	8,221	8,152
Preferred Equity (887,122 shares)				887	444

				9,108	8,596	3%

inthinc Technology Solutions, Inc.
Subordinate Note ($5,000 commitment)	12.5%/0.0%	4/24/2020	4,000	3,983	3,552
Subordinated Note	0.0%/12.5%	4/24/2020	1,141	993	784
Royalty Rights		4/24/2020		185	216

				5,161	4,552	2%

Laundry Services
Caldwell & Gregory, LLC
Subordinated Note	11.5%/1.0%	11/30/2018	1,551	1,539	1,551
Subordinated Note	0.0%/12.0%	5/31/2019	4,450	4,313	4,450
Common Equity (500,000 units) (g)				500	599
Warrant (242,121 units) (g)				242	290

				6,594	6,890	2%

Oil & Gas Services
IOS Acquisitions, Inc. (m)
Common Equity (2,152 units) (i)				103	17	0%

Pinnergy, Ltd.
Subordinated Note (j)(l)	10.5%/1.8%	1/24/2020	20,089	20,035	10,001	3%

Packaging
Rohrer Corporation
Subordinated Note (j)	11.0%/1.5%	1/18/2022	16,551	16,472	16,472
Common Equity (389 shares)				750	750

				17,222	17,222	6%

Printing Services
Brook & Whittle Limited
Subordinated Note	12.0%/4.8%	6/30/2017	7,936	7,936	8,093
Subordinated Note	12.0%/2.0%	6/30/2017	2,330	2,330	2,330
Warrant (1,161 shares)				285	124
Common Equity - Series A (148 shares)				109	18
Common Equity - Series D (527 shares)				52	117

				10,712	10,682	4%

Promotional Products
Hub Acquisition Sub, LLC
(dba Hub Pen)
Subordinated Note (j)	12.3%/0.0%	9/23/2021	11,350	11,299	11,350
Common Equity (7,500 units)				750	869

				12,049	12,219	4%

FIDUS INVESTMENT CORPORATION

Consolidated Schedule of Investments (unaudited) (continued)

September 30, 2016

(In thousands, except shares)

Industry Portfolio Company (a)(b) Investment Type (c)	Rate (d) Cash/PIK	Maturity	Principal Amount	Cost	Fair Value	Percent of Net Assets
Restaurants
ACFP Management, Inc. (m)
Common Equity (1,000,000 units) (i)				$—	$—	0%

Cardboard Box LLC
(dba Anthony’s Coal Fired Pizza)
Common Equity (521,021 units) (i)				520	439	0%

Restaurant Finance Co, LLC
Senior Secured Loan (j)	12.0%/4.0%	7/31/2020	$9,062	9,033	9,062	3%

Retail
EBL, LLC (EbLens)
Common Equity (750,000 units) (g)(i)				750	1,880	1%

Safety Products Manufacturing
Safety Products Group, LLC (k)(m)
Preferred Equity (749 units) (g)(i)				—	22
Common Equity (676 units) ($2,852 commitment) (g)(i)				—	—

				—	22	0%

Specialty Chemicals
FAR Research Inc. (k)
Senior Secured Loan (j)	11.8%/1.0%	3/31/2019	7,253	7,233	7,196
Revolving Loan ($1,750 commitment) (i)	11.8%/1.0%	3/31/2019	138	133	136
Common Equity (10 units)				1,000	351

				8,366	7,683	3%

Specialty Cracker Manufacturing
Westminster Cracker Company, Inc. (k)(m)
Common Equity (1,307,262 units)				—	191	0%

Specialty Distribution
Carlson Systems Holdings, Inc. (n)
Common Equity (15,000 units) (i)				—	163

				—	163	0%

Virginia Tile Company, LLC
Subordinated Note (j)	12.3%/0.0%	10/1/2021	12,000	11,959	12,000
Common Equity (20 shares)				250	850

				12,209	12,850	4%

Transportation Services
Cavallo Bus Lines Holdings, LLC
Subordinated Note	12.0%/3.0%	4/26/2021	8,250	8,216	8,250	3%

US Pack Logistics LLC
Subordinated Note	12.0%/1.8%	9/27/2020	10,437	10,400	10,437
Common Equity (5,357 units) (g)(i)				583	544

				10,983	10,981	4%

Worldwide Express Operations, LLC
Subordinated Note	11.5%/1.0%	8/1/2020	17,425	17,317	17,425
Common Equity (2,500,000 units) (g)(i)				2,500	6,081

				19,817	23,506	8%

FIDUS INVESTMENT CORPORATION

Consolidated Schedule of Investments (unaudited) (continued)

September 30, 2016

(In thousands, except shares)

Industry Portfolio Company (a)(b) Investment Type (c)	Rate (d) Cash/PIK	Maturity	Principal Amount	Cost	Fair Value	Percent of Net Assets
Utility Equipment Manufacturing
Mirage Trailers LLC (k)
Senior Secured Loan (j)(e)	12.5%/0.0%	11/25/2020	$8,339	$8,264	$8,339
Common Equity (2,500,000 shares)				2,479	2,669

				10,743	11,008	4%

Trantech Radiator Products, Inc. (k)
Subordinated Note (i)	12.0%/1.8%	5/4/2017	6,994	6,987	6,994
Common Equity (6,875 shares) (i)				688	364

				7,675	7,358	2%

Vending Equipment Manufacturing
Ice House America, LLC
Subordinated Note (i)	12.0%/3.0%	1/1/2020	4,205	4,046	4,205
Warrant (1,957,895 units) (g)(i)				216	140

				4,262	4,345	1%

Total Investments				$459,056	$470,057	157%

(a)	See Note 3 to the consolidated financial statements for portfolio composition by geographic location.
(b)	Equity ownership may be held in shares or units of companies related to the portfolio companies.
(c)	All debt investments are income producing, unless otherwise indicated. Equity investments are non-income producing unless otherwise noted.
(d)	Rate includes the cash interest or dividend rate and paid-in-kind interest or dividend rate, if any, as of September 30, 2016. Generally, payment-in-kind interest can be paid-in-kind or all in cash.
(e)	The investment bears interest at a variable rate that is determined by reference to one-month LIBOR, which is reset monthly. The interest rate is set as one-month LIBOR + 11.5% and is subject to a 12.5% interest rate floor. The Company has provided the interest rate in effect as of September 30, 2016.
(f)	Income producing. Maturity date, if any, represents mandatory redemption date.
(g)	Investment is held by a wholly-owned subsidiary of the Company.
(h)	The entire commitment was unfunded at September 30, 2016. As such, no interest is being earned on this investment.
(i)	Investment pledged as collateral for the Credit Facility and, as a result, is not directly available to the creditors of the Company to satisfy any obligations of the Company other than the Company’s obligations under the Credit Facility (see Note 6 to the consolidated financial statements).
(j)	The portion of the investment not held by the Funds is pledged as collateral for the Credit Facility and, as a result, is not directly available to the creditors of the Company to satisfy any obligations of the Company other than the Company’s obligations under the Credit Facility (see Note 6 to the consolidated financial statements).
(k)	As defined in the 1940 Act, the Company is deemed to be an “Affiliated Person” of this portfolio company because it owns 5% or more of the portfolio company’s outstanding voting securities or it has the power to exercise control over the management or policies of such portfolio company. Transactions in which the issuer was an Affiliated Person are detailed in Note 3 to the consolidated financial statements.
(l)	Investment was on non-accrual status as of September 30, 2016, meaning the Company has ceased recognizing interest income on the investment.
(m)	Investment in portfolio company that has sold its operations and is in the process of winding down.

See Notes to Consolidated Financial Statements (unaudited).

FIDUS INVESTMENT CORPORATION

Consolidated Schedule of Investments

December 31, 2015

(In thousands, except shares)

Industry Portfolio Company (a)(b) Investment Type (c)	Rate (d) Cash/PIK	Maturity	Principal Amount	Cost	Fair Value	Percent of Net Assets
Aerospace & Defense Manufacturing
FDS Avionics Corp.
(dba Flight Display Systems)
Subordinated Note	12.3%/0.0%	4/1/2020	$5,200	$5,180	$5,200
Common Equity (200 units) (i)				2,000	1,468

				7,180	6,668	3%

Lightning Diversion Systems, LLC
Senior Secured Loan	9.5%/0.0%	12/20/2018	9,198	9,165	9,198
Revolving Loan ($1,000 commitment) (h)	9.5%/0.0%	12/20/2018	—	(1)	(1)
Common Equity (600,000 units)				—	2,429

				9,164	11,626	5%

Malabar International (k)
Subordinated Note (j)	12.5%/2.5%	5/21/2017	7,450	7,436	7,450
Preferred Equity (1,494 shares) (f)	6.0%/0.0%	11/21/2017		1,994	4,808

				9,430	12,258	5%

Simplex Manufacturing Co.
Subordinated Note	14.0%/0.0%	5/1/2016	4,550	4,550	4,550
Warrant (24 shares)				710	3,359

				5,260	7,909	3%

Steward Holding LLC (k)
(dba Steward Advanced Materials)
Subordinated Note	12.0%/2.3%	5/12/2021	7,022	6,987	6,987
Common Equity (1,000,000 units)				1,000	1,000

				7,987	7,987	3%

Apparel Distribution
Jacob Ash Holdings, Inc.
Subordinated Note (j)	13.0%/4.0%	6/30/2018	4,000	3,994	4,000
Subordinated Note	13.0%/0.0%	6/30/2018	963	956	963
Preferred Equity (66,138 shares) (f)	0.0%/15.0%	6/30/2018		924	926
Warrant (63,492 shares)				67	—

				5,941	5,889	2%

Building Products Manufacturing
The Wolf Organization, LLC
Common Equity (175 shares)				1,750	2,514	1%

US GreenFiber, LLC
Subordinated Note (j)	12.5%/0.0%	1/2/2019	14,000	13,952	14,000
Common Equity (1,667 units) (g)(i)				500	1,170

				14,452	15,170	6%

Business Services
Inflexxion, Inc. (k)
Senior Secured Loan	12.5%/0.0%	12/16/2019	3,950	3,931	3,470
Revolving Loan ($1,000 commitment) (i)	12.5%/0.0%	12/16/2019	150	146	132
Preferred Equity (1,400 units)				1,400	—

				5,477	3,602	1%

Plymouth Rock Energy, LLC
Senior Secured Loan	11.8%/0.0%	5/14/2017	6,000	5,984	6,000	2%

FIDUS INVESTMENT CORPORATION

Consolidated Schedule of Investments (continued)

December 31, 2015

(In thousands, except shares)

Industry Portfolio Company (a)(b) Investment Type (c)	Rate (d) Cash/PIK	Maturity	Principal Amount	Cost	Fair Value	Percent of Net Assets
Stagnito Partners, LLC
(dba Stagnito Business Information)
Senior Secured Loan (i)	12.0%/0.0%	6/30/2018	$6,361	$6,290	$6,361	3%

Vanguard Dealer Services, L.L.C.
Subordinated Note ($9,850 commitment) (j)	12.3%/0.0%	1/30/2021	7,350	7,310	7,310
Common Equity (6,000 shares)				600	600

				7,910	7,910	3%

Commercial Cleaning
Premium Franchise Brands, LLC
Preferred Equity (1,054,619 shares)				832	717	0%

Component Manufacturing
Channel Technologies Group, LLC
Subordinated Note	11.0%/1.8%	4/10/2019	7,000	6,963	6,253
Preferred Equity (612 units) (g)(i)				1,139	548
Common Equity (612,432 units) (g)(i)				—	—

				8,102	6,801	3%

Toledo Molding & Die, Inc.
Subordinated Note (i)	10.5%/0.0%	12/18/2018	10,000	9,889	10,000	4%

Consumer Products
Grindmaster Corporation
Subordinated Note	11.5%/0.0%	10/31/2019	10,500	10,465	10,500	4%

World Wide Packaging, LLC (k)
Subordinated Note (i)	12.0%/1.0%	10/26/2018	10,265	10,239	10,277
Common Equity (1,517,573 units) (g)(i)				1,518	2,043

				11,757	12,320	5%

Electronic Components Supplier
Apex Microtechnology, Inc. (k)
Warrant (2,293 shares)				220	274
Common Equity (11,690 shares)				1,169	1,425

				1,389	1,699	1%

Financial Services
National Truck Protection Co., Inc.
Senior Secured Loan	13.5%/2.0%	9/13/2018	11,989	11,944	11,989
Common Equity (1,109 shares)				758	1,705

				12,702	13,694	6%

Healthcare Products
Allied 100 Group, Inc.
Subordinated Note (j)	11.5%/0.0%	5/26/2020	13,000	12,948	13,000
Common Equity (1,250,000 units) (i)				1,250	1,223

				14,198	14,223	6%
Anatrace Products, LLC
Subordinated Note	13.0%/1.3%	6/23/2021	6,500	6,480	6,480
Common Equity (360,000 shares) (i)				—	148

				6,480	6,628	3%

FIDUS INVESTMENT CORPORATION

Consolidated Schedule of Investments (continued)

December 31, 2015

(In thousands, except shares)

Industry Portfolio Company (a)(b) Investment Type (c)	Rate (d) Cash/PIK	Maturity	Principal Amount	Cost	Fair Value	Percent of Net Assets
MedPlast, LLC
Subordinated Note (i)	11.0%/1.5%	3/31/2019	$10,338	$10,294	$10,338
Preferred Equity (188 shares) (f)(i)	0.0%/8.0%	3/31/2019		223	223
Common Equity (3,728 shares) (i)				62	103

				10,579	10,664	4%

Pfanstiehl, Inc. (k)
Subordinated Note	12.0%/2.0%	9/29/2018	6,208	6,178	6,208
Common Equity (8,500 units) (i)				850	4,280

				7,028	10,488	4%

Six Month Smiles Holdings, Inc.
Subordinated Note (i)	12.0%/1.8%	7/31/2020	8,106	8,077	8,106	3%

Healthcare Services
Continental Anesthesia Management, LLC
Senior Secured Loan	10.0%/4.0%	4/15/2016	10,676	10,676	10,676
Warrant (263 shares)				276	—

				10,952	10,676	4%

Medsurant Holdings, LLC (k)
Subordinated Note	12.3%/0.0%	6/18/2021	6,267	6,211	6,211
Preferred Equity (126,662 units) (g)				1,346	1,515
Warrant (505,176 units) (g)				4,516	5,237

				12,073	12,963	5%

Microbiology Research Associates, Inc. (k)
Senior Secured Loan	6.0%/0.0%	5/13/2020	3,750	3,734	3,750
Revolving Loan ($500 commitment) (h)(i)	6.0%/0.0%	5/13/2020	—	(2)	—
Subordinated Note	12.5%/0.0%	11/13/2020	6,250	6,222	6,250
Common Equity (1,000,000 units) (i)				1,000	1,444

				10,954	11,444	5%

Oaktree Medical Centre, P.C.
(dba Pain Management Associates)
Senior Secured Loan (i)	8.5%/0.0%	1/1/2018	560	570	589
Senior Secured Loan (i)	16.0%/0.0%	1/1/2018	5,379	5,458	5,454
Revolving Loan ($500 commitment) (i)	8.5%/0.0%	1/1/2018	250	257	263

				6,285	6,306	3%

United Biologics, LLC
Subordinated Note	12.0%/2.0%	3/5/2017	8,523	8,360	7,932
Preferred Equity (98,377 units) (g)(i)				1,069	—
Warrant (57,469 units)				566	—

				9,995	7,932	3%

Industrial Cleaning & Coatings
K2 Industrial Services, Inc.
Subordinated Note	8.8%/6.4%	5/23/2017	17,118	17,086	16,718
Preferred Equity - Series A (1,200 shares)				1,200	271
Preferred Equity - Series B (74 shares)				68	78

				18,354	17,067	7%

Information Technology Services
FTH Acquisition Corp. VII
Subordinated Note	13.0%/0.0%	2/28/2017	8,352	8,352	8,236
Preferred Equity (887,122 shares)				887	—

				9,239	8,236	3%

FIDUS INVESTMENT CORPORATION

Consolidated Schedule of Investments (continued)

December 31, 2015

(In thousands, except shares)

Industry Portfolio Company (a)(b) Investment Type (c)	Rate (d) Cash/PIK	Maturity	Principal Amount	Cost	Fair Value	Percent of Net Assets
inthinc Technology Solutions, Inc.
Subordinated Note ($5,000 commitment)	12.5%/0.0%	4/24/2020	$4,000	$3,979	$3,979
Subordinated Note	0.0%/12.5%	4/24/2020	1,039	861	861
Royalty Rights		4/24/2020		185	185

				5,025	5,025	2%

Laundry Services
Caldwell & Gregory, LLC
Subordinated Note	11.5%/1.0%	11/30/2018	1,539	1,523	1,539
Subordinated Note	0.0%/12.0%	5/31/2019	4,072	3,897	4,072
Common Equity (500,000 units) (g)				500	651
Warrant (242,121 units) (g)				242	316

				6,162	6,578	3%

Oil & Gas Services
IOS Acquisitions, Inc. (n)
Common Equity (2,152 units) (i)				109	21	0%

Pinnergy, Ltd.
Subordinated Note (j)	10.5%/1.8%	1/24/2020	20,000	19,945	16,440	7%

Printing Services
Brook & Whittle Limited
Subordinated Note	12.0%/4.8%	12/31/2016	7,655	7,655	7,361
Subordinated Note	12.0%/2.0%	12/31/2016	2,296	2,296	2,151
Warrant (1,051 shares)				285	—
Common Equity - Series A (148 shares)				110	—
Common Equity - Series D (527 shares)				53	77

				10,399	9,589	4%

Restaurants
ACFP Management, Inc. (n)
Common Equity (1,000,000 units) (i)				—	—	0%

Cardboard Box LLC
(dba Anthony’s Coal Fired Pizza)
Common Equity (521,021 units) (i)				521	521	0%

Restaurant Finance Co, LLC
Senior Secured Loan ($10,500 commitment) (j)	12.0%/4.0%	7/31/2020	8,443	8,410	8,443	3%

Retail
EBL, LLC (EbLens)
Common Equity (750,000 units) (g)(i)				750	1,389	1%

Retail Cleaning
Paramount Building Solutions, LLC (l)
Subordinated Note (m)	0.0%/18.0%	12/31/2017	625	625	618
Subordinated Note (m)	0.0%/15.0%	12/31/2017	275	275	—
Subordinated Note (m)	0.0%/10.0%	12/31/2017	1,376	1,376	—
Subordinated Note (m)	0.0%/14.0%	12/31/2017	2,927	2,927	—
Warrant (1,086,035 units) (g)				—	—
Preferred Equity (5,000,000 units) (g)				5,339	—
Common Equity (107,143 units) (g)				1,500	—

				12,042	618	0%

FIDUS INVESTMENT CORPORATION

Consolidated Schedule of Investments (continued)

December 31, 2015

(In thousands, except shares)

Industry Portfolio Company (a)(b) Investment Type (c)	Rate (d) Cash/PIK	Maturity	Principal Amount	Cost	Fair Value	Percent of Net Assets
Safety Products Manufacturing
Safety Products Group, LLC (k)
Subordinated Note	12.0%/1.5%	12/30/2018	$10,000	$9,974	$10,000
Preferred Equity (749 units) (g)(i)				749	834
Common Equity (676 units) (g)(i)				1	—

				10,724	10,834	4%

Specialty Chemicals
FAR Research Inc. (k)
Senior Secured Loan (j)	11.8%/1.0%	3/31/2019	7,448	7,423	7,448
Revolving Loan ($1,750 commitment) (i)	11.8%/1.0%	3/31/2019	137	131	136
Common Equity (10 units)				1,000	161

				8,554	7,745	3%

Specialty Cracker Manufacturing
Westminster Cracker Company, Inc. (k)(n)
Common Equity (1,307,262 units)				—	191	0%

Specialty Distribution
Carlson Systems Holdings, Inc.
Subordinated Note (j)	12.0%/0.0%	5/20/2020	21,000	20,912	21,000
Common Equity (15,000 units) (i)				1,500	2,079

				22,412	23,079	9%

Virginia Tile Company, LLC
Subordinated Note (j)	12.3%/0.0%	5/19/2020	12,000	11,952	12,000
Common Equity (20 shares)				250	559

				12,202	12,559	5%

Telecommunication Services
X5 Opco LLC
Senior Secured Loan	12.0%/0.0%	3/24/2020	5,500	5,477	5,665
Revolving Loan ($500 commitment) (h)	12.0%/0.0%	3/24/2020	—	—	—
Preferred Equity (5,000 units) (f)(g)(i)	0.0%/8.0%			531	350

				6,008	6,015	2%

Transportation Services
Cavallo Bus Lines Holdings, LLC
Subordinated Note	12.0%/3.0%	4/26/2021	8,250	8,210	8,210	3%

US Pack Logistics LLC
Subordinated Note	12.0%/1.8%	9/27/2020	10,299	10,255	10,299
Common Equity (5,357 units) (g)(i)				536	483

				10,791	10,782	4%

Worldwide Express Operations, LLC
Subordinated Note	11.5%/1.0%	8/1/2020	12,805	12,723	12,806
Common Equity (2,500,000 units) (g)(i)				2,500	4,036

				15,223	16,842	7%

Utility Equipment Manufacturing
Mirage Trailers LLC (k)
Senior Secured Loan (j)(e)	12.5%/0.0%	11/25/2020	9,000	8,912	8,912
Common Equity (2,500,000 shares)				2,475	2,475

				11,387	11,387	5%

FIDUS INVESTMENT CORPORATION

Consolidated Schedule of Investments (continued)

December 31, 2015

(In thousands, except shares)

Industry Portfolio Company (a)(b) Investment Type (c)	Rate (d) Cash/PIK	Maturity	Principal Amount	Cost	Fair Value	Percent of Net Assets
Trantech Radiator Products, Inc. (k)
Subordinated Note (i)	12.0%/1.8%	5/4/2017	$8,494	$8,482	$8,494
Common Equity (6,875 shares) (i)				688	434

				9,170	8,928	4%

Vending Equipment Manufacturing
Ice House America, LLC
Subordinated Note (i)	12.0%/3.5%	1/1/2020	4,098	3,903	3,668
Warrant (1,957,895 units) (g)(i)				216	47

				4,119	3,715	2%

Total Investments				$448,338	$443,269	179%

(a)	See Note 3 to the consolidated financial statements for portfolio composition by geographic location.
(b)	Equity ownership may be held in shares or units of companies related to the portfolio companies.
(c)	All debt investments are income producing, unless otherwise indicated. Equity investments are non-income producing unless otherwise noted.
(d)	Rate includes the cash interest or dividend rate and paid-in-kind interest or dividend rate, if any, as of December 31, 2015. Generally, payment-in-kind interest can be paid-in-kind or all in cash.
(e)	The investment bears interest at a variable rate that is determined by reference to LIBOR, which is reset monthly. The interest rate is set as LIBOR + 11.5% and is subject to a 12.5% interest rate floor. The Company has provided the interest rate in effect as of December 31, 2015.
(f)	Income producing. Maturity date, if any, represents mandatory redemption date.
(g)	Investment is held by a wholly-owned subsidiary of the Company.
(h)	The entire commitment was unfunded at December 31, 2015. As such, no interest is being earned on this investment.
(i)	Investment pledged as collateral for the Credit Facility and, as a result, is not directly available to the creditors of the Company to satisfy any obligations of the Company other than the Company’s obligations under the Credit Facility (see Note 6 to the consolidated financial statements).
(j)	The portion of the investment not held by the Funds is pledged as collateral for the Credit Facility and, as a result, is not directly available to the creditors of the Company to satisfy any obligations of the Company other than the Company’s obligations under the Credit Facility (see Note 6 to the consolidated financial statements).
(k)	As defined in the 1940 Act, the Company is deemed to be an “Affiliated Person” of this portfolio company because it owns 5% or more of the portfolio company’s outstanding voting securities or it has the power to exercise control over the management or policies of such portfolio company. Transactions in which the issuer was an Affiliated Person are detailed in Note 3 to the consolidated financial statements.
(l)	As defined in the 1940 Act, the Company is deemed to be both an “Affiliated Person” of and “Control” this portfolio company because it owns 25% or more of the portfolio company’s outstanding voting securities or it has the power to exercise control over the management or policies of such portfolio company. Transactions in which the issuer was both an Affiliated Person and a portfolio company that the Company is deemed to Control are detailed in Note 3 to the consolidated financial statements.
(m)	Investment was on non-accrual status as of December 31, 2015, meaning the Company has ceased recognizing interest income on the investment.
(n)	Investment in portfolio company that has sold its operations and is in the process of winding down.

See Notes to Consolidated Financial Statements (unaudited).

FIDUS INVESTMENT CORPORATION

Notes to Consolidated Financial Statements (unaudited)

(In thousands, except shares and per share data)

Note 1. Organization and Nature of Business

Fidus Investment Corporation, a Maryland corporation (“FIC,” and together with its subsidiaries, the “Company”), was formed on February 14, 2011 for the purposes of (i) acquiring 100% of the limited partnership interests of Fidus Mezzanine Capital, L.P. and its consolidated subsidiaries (collectively, “Fund I”) and 100% of the membership interests of Fund I’s general partner, Fidus Mezzanine Capital GP, LLC (“FMCGP”), (ii) raising capital in an initial public offering that was completed in June 2011 (the “IPO”) and (iii) thereafter operating as an externally managed, closed-end, non-diversified management investment company, within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”), that has elected to be regulated as a business development company (“BDC”) under the 1940 Act.

On June 20, 2011, FIC acquired 100% of the limited partnership interests in Fund I and 100% of the equity interests in FMCGP, in exchange for 4,056,521 shares of common stock in FIC (the “Formation Transactions”). Fund I became FIC’s wholly-owned subsidiary, retained its license to operate as a Small Business Investment Company (“SBIC”), and continues to hold investments and make new investments. The IPO consisted of the sale of 5,370,500 shares of the Company’s common stock, including shares purchased by the underwriters pursuant to their exercise of the over-allotment option, at a price of $15.00 per share resulting in net proceeds of $73,626, after deducting underwriting fees and commissions and offering costs totaling $6,932.

The Company provides customized debt and equity financing solutions to lower middle-market companies. Fund I commenced operations on May 1, 2007, and on October 22, 2007, was granted a license to operate as a SBIC under the authority of the U.S. Small Business Administration (“SBA”). On March 29, 2013, the Company commenced operations of a second wholly-owned subsidiary, Fidus Mezzanine Capital II, L.P. (“Fund II”) and on May 28, 2013, was granted a second license to operate Fund II as an SBIC. Collectively, Fund I and Fund II are referred to as the “Funds.” The SBIC licenses allow the Funds to obtain leverage by issuing SBA-guaranteed debentures (“SBA debentures”), subject to the issuance of leverage commitments by the SBA and other customary procedures. As SBICs, the Funds are subject to a variety of regulations and oversight by the SBA under the Small Business Investment Act of 1958, as amended (the “SBIC Act”), concerning, among other things, the size and nature of the companies in which they may invest and the structure of those investments.

Fund I has also elected to be regulated as a BDC under the 1940 Act. Fund II is not registered under the 1940 Act and relies on the exclusion from the definition of investment company contained in Section 3(c)(7) of the 1940 Act. In addition, for federal income tax purposes, the Company elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), commencing with its taxable year ended December 31, 2011.

For all periods subsequent to the consummation of the Formation Transactions and the IPO, the Company pays a quarterly base management fee and an incentive fee to Fidus Investment Advisors, LLC (the “Investment Advisor”) under an investment advisory agreement (the “Investment Advisory Agreement”). The initial investment professionals of the Investment Advisor were previously employed by Fidus Capital, LLC, who was the investment advisor to Fund I prior to consummation of the Formation Transactions.

Note 2. Significant Accounting Policies

Basis of presentation: The accompanying consolidated financial statements of the Company have been prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”) pursuant to the requirements for reporting on Form 10-Q, Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies (“ASC 946), and Articles 6 or 10 of Regulation S-X. In the opinion of management, the consolidated financial statements reflect all adjustments and reclassifications that are necessary for the fair presentation of financial results as of and for the periods presented. Certain prior period amounts have been reclassified to conform to the current period presentation. The current period’s results of operation are not necessarily indicative of results that ultimately may be achieved for the year. Therefore, the unaudited financial statements and notes should be read in conjunction with the audited financial statements and notes thereto for the year ended December 31, 2015.

Use of estimates: The preparation of the consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Consolidation: Pursuant to Article 6 of Regulation S-X and ASC 946, the Company will generally not consolidate its investments in a company other than an investment company subsidiary or a controlled operating company whose business consists of providing services to the Company. As a result, the consolidated financial statements of the Company include only the accounts of the Company and its wholly-owned subsidiaries, including the Funds. All significant intercompany balances and transactions have been eliminated.

FIDUS INVESTMENT CORPORATION

Notes to Consolidated Financial Statements (unaudited)

(In thousands, except shares and per share data)

Fair value of financial instruments: The Company measures and discloses fair value with respect to substantially all of its financial instruments in accordance with ASC Topic 820 — Fair Value Measurements and Disclosures (“ASC Topic 820”). ASC Topic 820 defines fair value, establishes a framework used to measure fair value, and requires disclosures for fair value measurements, including the categorization of financial instruments into a three-level hierarchy based on the transparency of valuation inputs. See Note 4 to the consolidated financial statements for further discussion regarding the fair value measurements and hierarchy.

Investment classification: The Company classifies its investments in accordance with the requirements of the 1940 Act. Under the 1940 Act, “Control Investments” are defined as investments in those companies where the Company owns more than 25% of the voting securities of such company or has rights to maintain greater than 50% of the board representation. Under the 1940 Act, “Affiliate Investments” are defined as investments in those companies where the Company owns between 5% and 25% of the voting securities of such company. “Non-Control/Non-Affiliate Investments” are those that neither qualify as Control Investments nor Affiliate Investments.

Segments: In accordance with ASC Topic 280 — Segment Reporting, the Company has determined that it has a single reporting segment and operating unit structure.

Cash and cash equivalents: Cash and cash equivalents are highly liquid investments with an original maturity of three months or less at the date of acquisition. The Company places its cash in financial institutions and, at times, such balances may be in excess of the Federal Deposit Insurance Corporation insurance limits. The Company does not believe its cash balances are exposed to any significant credit risk.

Deferred financing costs: Deferred financing costs consist of fees and expenses paid in connection with the Credit Facility (as defined in Note 6) and SBA debentures. Deferred financing costs are capitalized and amortized over the term of the debt agreement using the effective interest method. Unamortized deferred financing costs are presented as an offset to the corresponding debt liabilities on the consolidated statements of assets and liabilities.

Deferred equity financing costs: Deferred equity financing costs include registration expenses related to shelf filings, including expenses related to the launch of the ATM Program. These expenses primarily consist of Securities and Exchange Commission (“SEC”) registration fees, legal fees and accounting fees incurred. These expenses are included in prepaid assets and are charged to additional paid in capital upon the receipt of proceeds from an equity offering or charged to expense if no offering is completed.

Realized gains or losses and unrealized appreciation or depreciation on investments: Realized gains or losses on investments are recorded upon the sale or disposition of a portfolio investment and are calculated as the difference between the net proceeds from the sale or disposition and the cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized. Net change in unrealized appreciation or depreciation on the consolidated statements of operations includes changes in the fair value of investments from the prior period, as determined in good faith by the Company’s board of directors (the “Board”) through the application of the Company’s valuation policy, as well as reclassifications of any prior period unrealized appreciation or depreciation on exited investments to realized gains or losses on investments.

Interest, fee and dividend income: Interest and dividend income is recorded on the accrual basis to the extent that the Company expects to collect such amounts. Interest and dividend income is accrued daily based on the outstanding principal amount and the contractual terms of the debt or preferred equity investment. Dividend income is recorded at the point an obligation exists for the portfolio company to make a distribution. Distributions from portfolio companies are evaluated to determine if the distribution is a distribution of earnings or a return of capital.

Certain of the Company’s investments contain a payment-in-kind (“PIK”) income provision. The PIK income, computed at the contractual rate specified in the applicable investment agreement, is added to the principal balance of the investment, rather than being paid in cash, and recorded as interest or dividend income, as applicable, on the consolidated statements of operations. Generally, PIK can be paid-in-kind or all in cash. The Company stops accruing PIK income when there is reasonable doubt that PIK income will be collected. PIK income is included in the Company’s taxable income and, therefore, affects the amount the Company is required to pay to shareholders in the form of dividends in order to maintain the Company’s tax treatment as a RIC and to avoid corporate federal income tax, even though the Company has not yet collected the cash.

When there is reasonable doubt that principal, interest or dividends will be collected, loans or preferred equity investments are placed on non-accrual status and the Company will generally cease recognizing interest or dividend income. Interest and dividend payments received on non-accrual investments may be recognized as interest or dividend income or may be applied to the investment principal balance based on management’s judgment. Non-accrual investments are restored to accrual status when past due principal, interest or dividends are paid and, in management’s judgment, payments are likely to remain current.

FIDUS INVESTMENT CORPORATION

Notes to Consolidated Financial Statements (unaudited)

(In thousands, except shares and per share data)

In connection with the Company’s debt investments, the Company will sometimes receive warrants or other equity-related securities from the borrower (“Warrants”). The Company determines the cost basis of Warrants based upon their respective fair values on the date of receipt in proportion to the total fair value of the debt and Warrants received. Any resulting difference between the face amount of the debt and its recorded fair value resulting from the assignment of value to the Warrants is treated as original issue discount (“OID”), and accreted into interest income using the effective interest method over the term of the debt investment.

Transaction fees earned in connection with the Company’s investments are recognized as fee income. Such fees typically include fees for services, including structuring and advisory services, provided to portfolio companies. The Company recognizes income from fees for providing such structuring and advisory services when the services are rendered or the transactions are completed. Upon the prepayment of a loan or debt security, any prepayment penalties are recorded as fee income when earned. Prior to the Formation Transactions, and in accordance with the prior limited partnership agreement, the Company historically recorded transaction fees provided in connection with its investments as a direct offset to management fee expense.

The Company also typically receives loan origination or closing fees in connection with investments. Such loan origination and closing fees are capitalized as unearned income and offset against investment cost basis on the consolidated statements of assets and liabilities and accreted into income over the life of the investment.

Partial loan sales: The Company follows the guidance in ASC 860, Transfers and Servicing, when accounting for loan participations and other partial loan sales. Such guidance requires a participation or other partial loan sale to meet the definition of a “participating interest,” as defined in the guidance, in order for sale treatment to be allowed. Participations or other partial loan sales which do not meet the definition of a participating interest should remain on the Company’s consolidated statement of assets and liabilities and the proceeds recorded as a secured borrowing until the definition is met. Management has determined that all participations and other partial loan sale transactions entered into by the Company have met the definition of a participating interest. Accordingly, the Company uses sale treatment in accounting for such transactions.

Income taxes: The Company has elected to be treated as a RIC under Subchapter M of the Code, which will generally relieve the Company from U.S. federal income taxes with respect to all income distributed to stockholders. To maintain the tax treatment of a RIC, the Company is required to timely distribute to its stockholders at least 90.0% of “investment company taxable income,” as defined by Subchapter M of the Code, each year. Depending on the level of taxable income earned in a tax year, the Company may choose to carry forward taxable income in excess of current year distributions into the next tax year; however, the Company will pay a 4.0% excise tax if it does not distribute at least 98.0% of the current year’s ordinary taxable income. Any such carryover taxable income must be distributed through a dividend declared prior to the later of the date on which the final tax return related to the year in which the Company generated such taxable income is filed or the 15th day of the 9th month following the close of such taxable year. In addition, the Company will be subject to federal excise tax if it does not distribute at least 98.2% of its net capital gains realized, computed for any one year period ending October 31.

In the future, the Funds may be limited by provisions of the SBIC Act and SBA regulations governing SBICs from making certain distributions to FIC that may be necessary to enable FIC to make the minimum distributions required to maintain the tax treatment of a RIC.

The Company has certain wholly-owned taxable subsidiaries (the “Taxable Subsidiaries”), each of which generally holds one or more of the Company’s portfolio investments listed on the consolidated schedules of investments. The Taxable Subsidiaries are consolidated for financial reporting purposes, such that the Company’s consolidated financial statements reflect the Company’s investment in the portfolio companies owned by the Taxable Subsidiaries. The purpose of the Taxable Subsidiaries is to permit the Company to hold equity investments in portfolio companies that are taxed as partnerships for U.S. federal income tax purposes (such as entities organized as limited liability companies (“LLCs”) or other forms of pass through entities) while complying with the “source-of-income” requirements contained in the RIC tax provisions. The Taxable Subsidiaries are not consolidated with the Company for U.S. federal corporate income tax purposes, and each Taxable Subsidiary will be subject to U.S. federal corporate income tax on its taxable income. Any such income or expense is reflected in the consolidated statements of operations.

U.S. federal income tax regulations differ from GAAP, and as a result, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized under GAAP. Differences may be permanent or temporary. Permanent differences may arise as a result of, among other items, a difference in the book and tax basis of certain assets and nondeductible federal income taxes. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future.

ASC Topic 740 — Accounting for Uncertainty in Income Taxes (“ASC Topic 740”) provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the consolidated financial statements. ASC Topic 740 requires the evaluation of tax positions taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” to be respected by the applicable tax authorities. Tax benefits of positions not deemed to meet

FIDUS INVESTMENT CORPORATION

Notes to Consolidated Financial Statements (unaudited)

(In thousands, except shares and per share data)

the more-likely-than-not threshold would be recorded as a tax expense in the current year. It is the Company’s policy to recognize accrued interest and penalties related to uncertain tax benefits in income tax provision, if any. There were no material uncertain income tax positions at September 30, 2016 and December 31, 2015. The 2013 through 2015 tax years remain subject to examination by U.S. federal and most state tax authorities.

Distributions to stockholders: Distributions to stockholders are recorded on the record date with respect to such distributions. The amount, if any, to be distributed to stockholders, is determined by the Board each quarter and is generally based upon the earnings estimated by management. Net realized capital gains, if any, may be distributed at least annually, although the Company may decide to retain such capital gains for investment.

The determination of the tax attributes for the Company’s distributions is made annually, and is based upon the Company’s taxable income and distributions paid to its stockholders for the full year. Ordinary dividend distributions from a RIC do not qualify for the preferential tax rate on qualified dividend income from domestic corporations and qualified foreign corporations, except to the extent that the RIC received the income in the form of qualifying dividends from domestic corporations and qualified foreign corporations. The tax characterization of the Company’s distributions generally includes both ordinary income and capital gains but may also include qualified dividends or return of capital.

The Company has adopted a dividend reinvestment plan (“DRIP”) that provides for the reinvestment of dividends on behalf of its stockholders, unless a stockholder has elected to receive dividends in cash. As a result, if the Company declares a cash dividend, the Company’s stockholders who have not “opted out” of the DRIP at least three days prior to the dividend payment date will have their cash dividend automatically reinvested into additional shares of the Company’s common stock. The Company has the option to satisfy the share requirements of the DRIP through the issuance of new shares of common stock or through open market purchases of common stock by the DRIP plan administrator. Newly issued shares are valued based upon the final closing price of the Company’s common stock on a date determined by the Board. Shares purchased in the open market to satisfy the DRIP requirements will be valued based upon the average price of the applicable shares purchased by the DRIP plan administrator before any associated brokerage or other costs. See Note 9 to the consolidated financial statements regarding dividend declarations and distributions.

Earnings and net asset value per share: The earnings per share calculations for the three months ended September 30, 2016 and 2015, as well as the nine months ended September 30, 2016 and 2015, are computed utilizing the weighted average shares outstanding for the period. Net asset value per share is calculated using the number of shares outstanding as of the end of the period.

Stock repurchase plan: The Company has an open market stock repurchase program (the “Program”) under which the Company may acquire up to $5.0 million of its outstanding common stock. Under the Program, the Company may, but is not obligated to, repurchase outstanding common stock in the open market from time to time provided that the Company complies with the prohibitions under its insider trading policies and the requirements of Rule 10b-18 of the Securities Exchange Act of 1934, as amended, including certain price, market value and timing constraints. The timing, manner, price and amount of any share repurchases will be determined by Fidus’ management, in its discretion, based upon the evaluation of economic and market conditions, stock price, capital availability, applicable legal and regulatory requirements and other corporate considerations. Unless extended by the Board, the Company expected that the Program would have been in effect until January 22, 2017, or until the approved dollar amount has been used to repurchase shares. On November 1, 2016, the Board extended the Program through December 31, 2017. The Program does not require the Company to repurchase any specific number of shares and the Company cannot assure that any shares will be repurchased under the Program. The Program may be suspended, extended, modified or discontinued at any time. The Company did not make any repurchases of common stock during the nine months ended September 30, 2016 or 2015.

Recent accounting pronouncements: In February 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2015-02, Consolidation: Amendments to the Consolidation Analysis, which amends the criteria for determining which entities are considered variable interest entities (“VIEs”), amends the criteria for determining if a service provider possesses a variable interest in a VIE and ends the deferral granted to investment companies for application of the VIE consolidation model. The Company adopted ASU 2015-02 as of January 1, 2016. The adoption of ASU 2015-02 had no material impact on the Company’s consolidated financial statements.

In April 2015, the FASB issued ASU 2015-03, Interest – Imputation of interest (Subtopic 835-30): Simplifying the Presentation of Debt Issuance Costs, which requires that debt issuance costs related to a recognized debt liability be presented in the balance sheet as a direct deduction from the carrying amount of that debt liability rather than as an asset. Amortization of the costs will continue to be reported as interest expense. The Company adopted ASU 2015-03 as of January 1, 2016. The adoption of ASU 2015-03 had no material impact on the Company’s consolidated financial statements other than corresponding reductions to total assets and total liabilities on the consolidated statements of assets and liabilities. Prior to adoption, the Company recorded deferred financing costs as an asset on the consolidated statements of assets and liabilities. Upon adoption of ASU 2015-03, the

FIDUS INVESTMENT CORPORATION

Notes to Consolidated Financial Statements (unaudited)

(In thousands, except shares and per share data)

Company reclassified these deferred costs to a direct offset of the related debt liability on the consolidated statements of assets and liabilities. The new guidance will be applied retrospectively to each prior period presented. The Company reclassified the $4,872 of deferred financing costs presented as an asset as of December 31, 2015 to a direct offset of the related debt liabilities as of such date on the consolidated statements of assets and liabilities.

In August 2015, the FASB issued ASU 2015-14, Revenue from Contracts with Customers (Topic 606), which supersedes the revenue recognition requirements in Revenue Recognition (Topic 605). Under the new guidance, an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. This guidance is effective for annual and interim reporting periods beginning after December 15, 2017 and early application is permitted only for annual reporting periods beginning after December 15, 2016, including interim reporting periods within that reporting period. The Company is currently evaluating the impact this ASU will have on the Company’s consolidated financial position or disclosures.

In August 2016, the FASB issued ASU 2016-15, Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments, which addresses eight specific cash flow issues with the objective of reducing the existing diversity in practice in how certain cash receipts and cash payments are presented and classified in the statement of cash flows. This guidance is effective for annual and interim reporting periods beginning after December 15, 2017 and early adoption is permitted, including adoption in an interim period. The Company is currently evaluating the impact this ASU will have on the Company’s consolidated financial position or disclosures.

Note 3. Portfolio Company Investments

The Company’s portfolio investments principally consist of secured and unsecured debt, equity warrants and direct equity investments in privately held companies. The debt investments may or may not be secured by either a first or second lien on the assets of the portfolio company. The debt investments generally bear interest at fixed rates, and generally mature between five and seven years from the original investment. In connection with a debt investment, the Company also may receive nominally priced equity warrants and/or make a direct equity investment in the portfolio company. The Company’s warrants or equity investments may be investments in a holding company related to the portfolio company. In addition, the Company periodically makes equity investments in its portfolio companies through Taxable Subsidiaries. In both situations, the investment is generally reported under the name of the operating company on the consolidated schedules of investments.

As of September 30, 2016, the Company had active investments in 49 portfolio companies and residual investments in five portfolio companies that have sold their underlying operations. The aggregate fair value of the total portfolio was $470,057 and the weighted average effective yield on the Company’s debt investments was 13.1% as of such date. As of September 30, 2016, the Company held equity investments in 85.2% of its portfolio companies and the average fully diluted equity ownership in those portfolio companies was 7.7%. As of December 31, 2015, the Company had active investments in 50 portfolio companies and residual investments in three portfolio companies that have sold their underlying operations. The aggregate fair value of the total portfolio was $443,269 and the weighted average effective yield on the Company’s debt investments of 13.3% as of such date. As of December 31, 2015, the Company held equity investments in 83.0% of its portfolio companies and the average fully diluted equity ownership in those portfolio companies was 8.3%. The weighted average yields were computed using the effective interest rates for debt investments at cost as of September 30, 2016 and December 31, 2015, including accretion of original issue discount and loan origination fees, but excluding investments on non-accrual status, if any.

Purchases of debt and equity investments for the nine months ended September 30, 2016 and 2015, totaled $104,379 and $80,127, respectively. Proceeds from sales and repayments, including principal, return of capital distributions and realized gains, of portfolio investments for the nine months ended September 30, 2016, and 2015 totaled $91,936 and $51,490, respectively.

Investments by type with corresponding percentage of total portfolio investments consisted of the following:

	Fair Value				Cost
	September 30, 2016		December 31, 2015		September 30, 2016		December 31, 2015
Subordinated notes	$327,579	69.7%	$300,467	67.8%	$338,444	73.8%	$309,899	69.2%
Senior secured loans	75,040	16.0	88,485	20.0	76,265	16.6	88,505	19.7
Equity	57,579	12.2	44,899	10.1	37,122	8.1	42,651	9.5
Warrants	9,643	2.1	9,233	2.1	7,040	1.5	7,098	1.6
Royalty rights	216	—	185	—	185	—	185	—

Total	$470,057	100.0%	$443,269	100.0%	$459,056	100.0%	$448,338	100.0%

FIDUS INVESTMENT CORPORATION

Notes to Consolidated Financial Statements (unaudited)

(In thousands, except shares and per share data)

All investments made by the Company as of September 30, 2016 and December 31, 2015 were made in portfolio companies headquartered in the U.S. The following table shows portfolio composition by geographic region at fair value and cost and as a percentage of total investments. The geographic composition is determined by the location of the corporate headquarters of the portfolio company, which may not be indicative of the primary source of the portfolio company’s business.

	Fair Value				Cost
	September 30, 2016		December 31, 2015		September 30, 2016		December 31, 2015
Midwest	$138,757	29.5%	$119,291	26.8%	$127,893	27.8%	$116,015	25.9%
Southeast	102,544	21.8	107,975	24.4	116,045	25.3	113,430	25.3
Northeast	100,025	21.3	93,430	21.1	96,917	21.1	92,492	20.6
West	82,069	17.5	84,648	19.1	75,229	16.4	77,028	17.2
Southwest	46,662	9.9	37,925	8.6	42,972	9.4	49,373	11.0

Total	$470,057	100.0%	$443,269	100.0%	$459,056	100.0%	$448,338	100.0%

As of September 30, 2016 and December 31, 2015, the Company had no portfolio company investments that represented more than 10% of the total investment portfolio. As of September 30, 2016, the Company had debt investments in one portfolio company on non-accrual status, which had an aggregate cost and fair value of $20,035 and $10,001, respectively, as of such date. As of December 31, 2015, the Company had debt investments in one portfolio company on non-accrual status, which had an aggregate cost and fair value of $5,203 and $618, respectively, as of such date.

FIDUS INVESTMENT CORPORATION

Notes to Consolidated Financial Statements (unaudited)

(In thousands, except shares and per share data)

Schedule 12-14. Consolidated Schedule of Investments In and Advances To Affiliates

The table below represents the fair value of control and affiliate investments as of December 31, 2015 and any gross additions and reductions made to such investments, as well as the ending fair value as of September 30, 2016.

Portfolio Company (1)	Credited to Income(2)	December 31, 2015 Fair Value	Gross Additions(3)	Gross Reductions(4)	September 30, 2016 Fair Value
Control Investments
Paramount Building Solutions, LLC
Subordinated Note	$—	$618	$7	$625	$—
Subordinated Note	—	—	275	275	—
Subordinated Note	—	—	1,376	1,376	—
Subordinated Note	—	—	2,927	2,927	—
Warrant	—	—	—	—	—
Preferred Equity	—	—	5,339	5,339	—
Common Equity	—	—	1,500	1,500	—

	—	618	11,424	12,042	—

Total Control Investments	$—	$618	$11,424	$12,042	$—

Affiliate Investments
Apex Microtechnology, Inc.
Warrant	$5	$274	$102	$—	$376
Common Equity	67	1,425	609	—	2,034

	72	1,699	711	—	2,410
FAR Research Inc.
Senior Secured Loan	702	7,448	60	312	7,196
Revolving Loan	20	136	2	2	136
Common Equity	—	161	190	—	351

	722	7,745	252	314	7,683
Inflexxion, Inc.
Senior Secured Loan	400	3,470	187	209	3,448
Revolving Loan	18	132	8	9	131
Preferred Equity	—	—	252	112	140
Preferred Equity	—	—	309	137	172
Preferred Equity	—	—	—	—	—

	418	3,602	756	467	3,891
Malabar International
Subordinated Note	809	7,450	133	5	7,578
Preferred Equity	91	4,808	—	506	4,302

	900	12,258	133	511	11,880
Medsurant Holdings, LLC
Subordinated Note	592	6,211	56	—	6,267
Preferred Equity	—	1,515	52	—	1,567
Warrant	—	5,237	188	—	5,425

	592	12,963	296	—	13,259

FIDUS INVESTMENT CORPORATION

Notes to Consolidated Financial Statements (unaudited)

(In thousands, except shares and per share data)

Portfolio Company (1)	Credited to Income(2)	December 31, 2015 Fair Value	Gross Additions(3)	Gross Reductions(4)	September 30, 2016 Fair Value
Microbiology Research Associates, Inc.
Senior Secured Loan	$190	$3,750	$16	$3,766	$—
Revolving Loan	4	—	2	2	—
Subordinated Note	602	6,250	2,260	4	8,506
Common Equity	—	1,444	939	226	2,157

	796	11,444	3,217	3,998	10,663
Mirage Trailers LLC
Senior Secured Loan	839	8,912	88	661	8,339
Common Equity	116	2,475	194	—	2,669

	955	11,387	282	661	11,008
Pfanstiehl, Inc.
Subordinated Note	582	6,208	8	8	6,208
Common Equity	90	4,280	6,803	—	11,083

	672	10,488	6,811	8	17,291
Safety Products Group, LLC
Subordinated Note	652	10,000	26	10,026	—
Preferred Equity	159	834	—	812	22
Common Equity	—	—	1	1	—

	811	10,834	27	10,839	22
SES Investors, LLC (dba SES Foam)
Revolving Loan	25	—	493	—	493
Senior Secured Loan	229	—	10,448	—	10,448
Common Equity	—	—	600	—	600

	254	—	11,541	—	11,541
Steward Holding LLC (dba Steward Advanced Materials)
Subordinated Note	760	6,987	154	—	7,141
Common Equity	—	1,000	—	211	789

	760	7,987	154	211	7,930
Trantech Radiator Products, Inc.
Subordinated Note	913	8,494	5	1,505	6,994
Common Equity	—	434	—	70	364

	913	8,928	5	1,575	7,358
Westminster Cracker Company, Inc.
Common Equity	54	191	—	—	191

	54	191	—	—	191
World Wide Packaging, LLC
Subordinated Note	1,024	10,277	85	19	10,343
Common Equity	276	2,043	1,588	—	3,631

	1,300	12,320	1,673	19	13,974

Total Affiliate Investments	$9,219	$111,846	$25,858	$18,603	$119,101

FIDUS INVESTMENT CORPORATION

Notes to Consolidated Financial Statements (unaudited)

(In thousands, except shares and per share data)

(1)	The principal amount, the ownership detail for equity investments, and if the investment is income producing is shown in the consolidated schedule of investments.
(2)	Represents the total amount of interest, fees or dividends included in 2016 income for the portion of the nine months ended September 30, 2016 that an investment was included in Control or Affiliate categories.
(3)	Gross additions include increases in the cost basis of investments resulting from a new portfolio investment, follow on investments, accrued PIK interest or dividends, and accretion of OID and loan origination fees. Gross additions also include net increases in unrealized appreciation or net decreases in unrealized depreciation, as well as the movement of an existing portfolio company into this category and out of a different category.
(4)	Gross reductions include decreases in the cost basis of investments resulting from principal repayments, if any. Gross reductions also include net increases in unrealized depreciation or net decreases in unrealized appreciation as well as the movement of an existing portfolio company out of this category and into a different category.

Note 4. Fair Value Measurements

Investments

The Board has established and documented processes and methodologies for determining the fair values of portfolio company investments on a recurring basis in accordance with ASC Topic 820 and consistent with the requirements of the 1940 Act. Fair value is the price, determined at the measurement date, that would be received in the sale of an asset or paid to transfer a liability in an orderly transaction between market participants. Where available, fair value is based on observable market prices or parameters, or derived from such prices or parameters. Where observable prices or inputs are not available or reliable, valuation techniques described below are applied. Under ASC Topic 820, portfolio investments recorded at fair value in the consolidated financial statements are classified within the fair value hierarchy based upon the level of judgment associated with the inputs used to measure their value, as defined below:

Level 1 — Inputs are unadjusted, quoted prices in active markets for identical assets as of the measurement date.

Level 2 — Inputs include quoted prices for similar assets in active markets, or that are quoted prices for identical or similar assets in markets that are not active and inputs that are observable, either directly or indirectly, for substantially the full term, if applicable, of the investment.

Level 3 — Inputs include those that are both unobservable and significant to the overall fair value measurement.

An investment’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement. The Company’s investment portfolio is comprised entirely of debt and equity securities of privately held companies for which quoted prices falling within the categories of Level 1 and Level 2 inputs are not available. Therefore, the Company values all of its portfolio investments at fair value, as determined in good faith by the Board, using Level 3 inputs. The degree of judgment exercised by the Board in determining fair value is greatest for investments classified as Level 3 inputs. Due to the inherent uncertainty of determining the fair values of investments that do not have readily available market values, the Board’s estimate of fair values may differ significantly from the values that would have been used had a ready market for the securities existed, and those differences may be material. In addition, changes in the market environment, portfolio company performance and other events that may occur over the lives of the investments may cause the amounts ultimately realized on these investments to be materially different than the valuations currently assigned.

With respect to investments for which market quotations are not readily available, the Board undertakes a multi-step valuation process each quarter, as described below:

•	the quarterly valuation process begins with each portfolio company or investment being initially evaluated and rated by the investment professionals of the Investment Advisor responsible for the portfolio investment;

•	preliminary valuation conclusions are then documented and discussed with the investment committee of the Investment Advisor;

•

the Board engages one or more independent valuation firm(s) to conduct independent appraisals of a selection of our portfolio investments for which market quotations are not readily available. Each portfolio company investment is generally appraised by the valuation firm(s) at least once every calendar year and each new portfolio company

FIDUS INVESTMENT CORPORATION

Notes to Consolidated Financial Statements (unaudited)

(In thousands, except shares and per share data)

investment is appraised at least once in the twelve-month period following the initial investment. In certain instances, the Company may determine that it is not cost-effective, and as a result it is not in the Company’s stockholders’ best interest, to request the independent appraisal of certain portfolio company investments. Such instances include, but are not limited to, situations where the Company determines that the fair value of the portfolio company investment is relatively insignificant to the fair value of the total portfolio. The Board consulted with the independent valuation firm(s) in arriving at the Company’s determination of fair value for 13 and 16 of its portfolio company investments representing 27.7% and 43.0% of the total portfolio investments at fair value (exclusive of new portfolio company investments made during the three months ended September 30, 2016 and December 31, 2015, respectively) as of September 30, 2016 and December 31, 2015, respectively.

•	the audit committee of the Board reviews the preliminary valuations of the Investment Advisor and of the independent valuation firm(s) and responds and supplements the valuation recommendations to reflect any comments; and

•	the Board discusses these valuations and determines the fair value of each investment in our portfolio in good faith, based on the input of the Investment Advisor, the independent valuation firm(s) and the audit committee.

In making the good faith determination of the value of portfolio investments, the Board starts with the cost basis of the security. The transaction price is typically the best estimate of fair value at inception. When evidence supports a subsequent change to the carrying value from the original transaction price, adjustments are made to reflect the expected exit values.

Consistent with the policies and methodologies adopted by the Board, the Company performs detailed valuations of its debt and equity investments, including an analysis on the Company’s unfunded loan commitments, using both the market and income approaches as appropriate. Under the market approach, the Company typically uses the enterprise value methodology to determine the fair value of an investment. There is no one methodology to estimate enterprise value and, in fact, for any one portfolio company, enterprise value is generally best expressed as a range of values, from which the Company derives a single estimate of enterprise value. Under the income approach, the Company typically prepares and analyzes discounted cash flow models to estimate the present value of future cash flows of either an individual debt investment or of the underlying portfolio company itself.

The Company evaluates investments in portfolio companies using the most recent portfolio company financial statements and forecasts. The Company also consults with the portfolio company’s senior management to obtain further updates on the portfolio company’s performance, including information such as industry trends, new product development and other operational issues.

For the Company’s debt investments, including senior secured loans and subordinated notes, the primary valuation technique used to estimate the fair value is the discounted cash flow method. However, if there is deterioration in credit quality or a debt investment is in workout status, the Company may consider other methods in determining the fair value, including the value attributable to the debt investment from the enterprise value of the portfolio company or the proceeds that would be received in a liquidation analysis. The Company’s discounted cash flow models estimate a range of fair values by applying an appropriate discount rate to the future cash flow streams of its debt investments, based on future interest and principal payments as set forth in the associated loan agreements. The Company prepares a weighted average cost of capital for use in the discounted cash flow model for each investment, based on factors including, but not limited to: current pricing and credit metrics for similar proposed or executed investment transactions of private companies; the portfolio company’s historical financial results and outlook; and the portfolio company’s current leverage and credit quality as compared to leverage and credit quality as of the date the investment was made. The Company may also consider the following factors when determining the fair value of debt investments: the portfolio company’s ability to make future scheduled payments; prepayment penalties and other fees; estimated remaining life; the nature and realizable value of any collateral securing such debt investment; and changes in the interest rate environment and the credit markets that generally may affect the price at which similar investments may be made. The Company estimates the remaining life of its debt investments to generally be the legal maturity date of the instrument, as the Company generally intends to hold its loans to maturity. However, if the Company has information available to it that the loan is expected to be repaid in the near term, it would use an estimated remaining life based on the expected repayment date.

For the Company’s equity investments, including equity and warrants, the Company generally uses a market approach, including valuation methodologies consistent with industry practice, to estimate the enterprise value of portfolio companies. Typically, the enterprise value of a private company is based on multiples of EBITDA, net income, revenues, or in limited cases, book value. In estimating the enterprise value of a portfolio company, the Company analyzes various factors consistent with industry practice, including but not limited to original transaction multiples, the portfolio company’s historical and projected financial results, applicable market trading and transaction comparables, applicable market yields and leverage levels, the nature and realizable value of any collateral, the markets in which the portfolio company does business, and comparisons of financial ratios of peer companies that are public. Where applicable, the Company considers the Company’s ability to influence the capital structure of the portfolio company, as well as the timing of a potential exit.

FIDUS INVESTMENT CORPORATION

Notes to Consolidated Financial Statements (unaudited)

(In thousands, except shares and per share data)

The Company may also utilize an income approach when estimating the fair value of its equity securities, either as a primary methodology if consistent with industry practice or if the market approach is otherwise not applicable, or as a supporting methodology to corroborate the fair value ranges determined by the market approach. The Company typically prepares and analyzes discounted cash flow models based on projections of the future free cash flows (or earnings) of the portfolio company. The Company considers various factors, including but not limited to the portfolio company’s projected financial results, applicable market trading and transaction comparables, applicable market yields and leverage levels, the markets in which the portfolio company does business, and comparisons of financial ratios of peer companies that are public.

The fair value of the Company’s royalty rights are calculated based on projected future cash flows and the specific provisions contained in the pertinent agreements. The determination of the fair value of such royalty rights is not a significant component of the Company’s valuation process.

The Company reviews the fair value hierarchy classifications on a quarterly basis. Reclassifications impacting Level 3 of the fair value hierarchy are reported as transfers in or out of the Level 3 category as of the beginning of the quarter in which the reclassifications occur. There were no transfers among Levels 1, 2, and 3 during the nine months ended September 30, 2016 and 2015.

The following tables present a reconciliation of the beginning and ending balances for fair valued investments measured using significant unobservable inputs (Level 3) for the nine months ended September 30, 2016 and 2015:

	Subordinated Notes	Senior Secured Loans	Equity	Warrants	Royalty Rights	Total
Balance, December 31, 2014	$273,711	$74,286	$42,886	$5,472	$—	$396,355
Net realized gains (losses) on investments	—	—	6,894	—	—	6,894
Net change in unrealized (depreciation) appreciation on investments	(8,330)	727	(2,670)	2,149	—	(8,124)
Purchase of investments	55,986	18,451	5,474	216	—	80,127
Proceeds from sales and repayments of investments	(36,869)	(5,544)	(9,077)	—	—	(51,490)
Interest and dividend income paid-in-kind	3,232	604	132	—	—	3,968
Proceeds from loan origination fees	(281)	(164)	—	—	—	(445)
Accretion of loan origination fees	352	153	2	—	—	507
Accretion of original issue discount	441	7	2	—	—	450

Balance, September 30, 2015	$288,242	$88,520	$43,643	$7,837	$—	$428,242

Balance, December 31, 2015	$300,467	$88,485	$44,899	$9,233	$185	$443,269
Net realized gains (losses) on investments	(5,202)	—	(221)	(275)	—	(5,698)
Net change in unrealized (depreciation) appreciation on investments	(1,433)	(1,205)	18,209	468	31	16,070
Purchase of investments	71,400	27,764	4,997	218	—	104,379
Proceeds from sales and repayments of investments	(40,315)	(41,188)	(10,432)	(1)	—	(91,936)
Interest and dividend income paid-in-kind	2,496	887	120	—	—	3,503
Proceeds from loan origination fees	(412)	(143)	1	—	—	(554)
Accretion of loan origination fees	398	440	5	—	—	843
Accretion of original issue discount	180	—	1	—	—	181

Balance, September 30, 2016	$327,579	$75,040	$57,579	$9,643	$216	$470,057

Net change in unrealized (depreciation) appreciation of $(3,160) and $3,945 for the three and nine months ended September 30, 2016, respectively, was attributable to Level 3 investments held at September 30, 2016. Net change in unrealized (depreciation) of $(3,140) and $(3,958) for the three and nine months ended September 30, 2015, respectively, were attributable to Level 3 investments held at September 30, 2015.

FIDUS INVESTMENT CORPORATION

Notes to Consolidated Financial Statements (unaudited)

(In thousands, except shares and per share data)

The following tables summarize the significant unobservable inputs by valuation technique used to determine the fair value of the Company’s Level 3 debt and equity investments as of September 30, 2016 and December 31, 2015. The tables are not intended to be all-inclusive, but instead capture the significant unobservable inputs relevant to the Company’s determination of fair values.

	Fair Value at September 30, 2016	Valuation Techniques	Unobservable Inputs	Range (weighted average)
Debt investments:
Subordinated notes	$317,578	Discounted cash flow	Weighted average cost of capital	10.9% - 21.4% (13.5%)
	10,001	Enterprise value	Asset coverage	33.5% - 95.0% (83.1%)
Senior secured loans	66,457	Discounted cash flow	Weighted average cost of capital	10.9% - 21.0% (11.5%)
	8,583	Enterprise value	Asset coverage	50.0% - 70.7% (56.7%)
Equity investments:
Equity	57,267	Enterprise value	EBITDA multiples	5.0x – 12.0x (7.5x)
	312	Enterprise value	Revenue multiples	0.70x – 0.70x (0.70x)
Warrants	9,643	Enterprise value	EBITDA multiples	5.5x – 9.5x (6.7x)
Royalty rights	216	Discounted cash flow	Weighted average cost of capital	22.0% - 27.0% (24.5%)

	Fair Value at December 31, 2015	Valuation Techniques	Unobservable Inputs	Range (weighted average)
Debt investments:				10.9% - 21.9% (14.2%)
Subordinated notes	$299,849	Discounted cash flow	Weighted average cost of capital	10.9% - 22.8% (14.8%)
	618	Enterprise value	EBITDA multiples	5.5x – 5.5x (5.5x)
Senior secured loans	88,485	Discounted cash flow	Weighted average cost of capital	6.1% - 23.2% (14.1%)
Equity investments:
Equity	44,899	Enterprise value	EBITDA multiples	3.8x – 13.1x (7.3x)
Warrants	9,233	Enterprise value	EBITDA multiples	5.0x – 9.5x (6.7x)
Royalty rights	185	Discounted cash flow	Weighted average cost of capital	22.0% - 27.0% (27.0%)

The significant unobservable input used in determining the fair value under the discounted cash flow technique is the weighted average cost of capital of each security. Significant increases (or decreases) in this input would likely result in a significantly lower (or higher) fair value estimate.

The significant unobservable inputs used in determining fair value under the enterprise value technique are revenue and EBITDA multiples, as well as asset coverage. Significant increases (or decreases) in these inputs could result in significantly higher (or lower) fair value estimates.

Other Financial Assets and Liabilities

ASC Topic 820 requires disclosure of the fair value of financial instruments for which it is practical to estimate such value. The Company believes that the carrying amounts of its other financial instruments such as cash and cash equivalents, receivables and payables approximate the fair value of such items due to the short maturity of such instruments. The fair value of borrowings under the Credit Facility (as defined in Note 6) are based on a market yield approach and current interest rates, which are level 3 inputs to the market yield model, and is estimated to be $15,500 as of December 31, 2015, which is the same as the Company’s carrying value of the borrowings. There were no borrowings outstanding under the Credit Facility as of September 30, 2016. The fair value of SBA debentures is estimated by discounting remaining payments using current market rates for similar instruments and considering such factors as the legal maturity date and the ability of market participants to prepay the debentures. As of September 30, 2016 and December 31, 2015, the fair value of the Company’s SBA debentures using Level 3 inputs is estimated at $214,000 and $213,500, respectively, which is the same as the Company’s carrying value of the debentures.

Note 5. Related Party Transactions

Investment Advisory Agreement: Concurrent with the Formation Transactions, the Company entered into the Investment Advisory Agreement with the Investment Advisor. On June 2, 2016, the Board approved the renewal of the Investment Advisory Agreement through June 20, 2017. Pursuant to the Investment Advisory Agreement and subject to the overall supervision of the Board, the Investment Advisor provides investment advisory services to the Company. For providing these services, the Investment Advisor receives a fee, consisting of two components — a base management fee and an incentive fee.

FIDUS INVESTMENT CORPORATION

Notes to Consolidated Financial Statements (unaudited)

(In thousands, except shares and per share data)

The base management fee is calculated at an annual rate of 1.75% based on the average value of total assets (other than cash or cash equivalents but including assets purchased with borrowed amounts) at the end of the two most recently completed calendar quarters. The base management fee is payable quarterly in arrears. The base management fee under the Investment Advisory Agreement for the three months ended September 30, 2016 and 2015 totaled $2,055, and $1,920, respectively. The base management fee under the Investment Advisory Agreement for the nine months ended September 30, 2016 and 2015 totaled $6,043, and $5,575, respectively.

The incentive fee consists of two parts. The first part is calculated and payable quarterly in arrears based on the Company’s pre-incentive fee net investment income for the quarter. Pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies but excluding fees for providing managerial assistance) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, any expenses payable under the Administration Agreement (defined below) and any interest expense and dividends paid on any outstanding preferred stock, but excluding the incentive fee, excise taxes on realized gains and any deferred organizing and offering costs). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as market discount, debt instruments with payment-in-kind income, preferred stock with PIK dividends and zero-coupon securities), accrued income the Company has not yet received in cash. The Investment Advisor is not under any obligation to reimburse the Company for any part of the incentive fee it receives that was based on accrued interest that the Company never collects.

Pre-incentive fee net investment income does not include any realized capital gains, taxes associated with such realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Because of the structure of the incentive fee, it is possible that the Company may pay an incentive fee in a quarter where the Company incurs a loss. For example, if the Company generates pre-incentive fee net investment income in excess of the hurdle rate (as defined below) for a quarter, the Company will pay the applicable incentive fee even if the Company has incurred a loss in that quarter due to a net loss on investments.

Pre-incentive fee net investment income, expressed as a rate of return on the value of the Company’s weighted average net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) at the end of the immediately preceding calendar quarter, is compared to a fixed “hurdle rate” of 2.0% per quarter. If market interest rates rise, the Company may be able to invest funds in debt instruments that provide for a higher return, which would increase the Company’s pre-incentive fee net investment income and make it easier for the Investment Advisor to surpass the fixed hurdle rate and receive an incentive fee based on such net investment income. The Company’s pre-incentive fee net investment income used to calculate this part of the incentive fee is also included in the total assets (other than cash and cash equivalents but including assets purchased with borrowed amounts) used to calculate the 1.75% base management fee.

The Company pays the Investment Advisor an incentive fee with respect to pre-incentive fee net investment income in each calendar quarter as follows:

•	no incentive fee in any calendar quarter in which the pre-incentive fee net investment income does not exceed the hurdle rate of 2.0%;

•	100.0% of the Company’s pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.5% in any calendar quarter. This portion of the pre-incentive fee net investment income (which exceeds the hurdle rate but is less than 2.5%) is referred to as the “catch-up” provision. The catch-up is meant to provide the Investment Advisor with 20.0% of the pre-incentive fee net investment income as if a hurdle rate did not apply if this net investment income exceeds 2.5% in any calendar quarter; and

•	20.0% of the amount of the Company’s pre-incentive fee net investment income, if any, that exceeds 2.5% in any calendar quarter.

The sum of the calculations above equals the income incentive fee. The income incentive fee is appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the calendar quarter. The income incentive fee for the three months ended September 30, 2016 and 2015 totaled $1,770 and $1,679, respectively. The income incentive fee for the nine months ended September 30, 2016 and 2015 totaled $5,178 and $4,758, respectively.

The second part of the incentive fee is a capital gains incentive fee that is determined and paid in arrears as of the end of each fiscal year (or upon termination of the Investment Advisory Agreement, as of the termination date), and equals 20.0% of the net capital gains as of the end of the fiscal year. In determining the capital gains incentive fee to be paid to the Investment Advisor, the Company calculates the cumulative aggregate realized capital gains and cumulative aggregate realized capital losses since the Formation Transactions, and the aggregate unrealized capital depreciation as of the date of the calculation, as applicable, with respect to each of the investments in the Company’s portfolio. At the end of the applicable year, the amount of capital gains that serves as the basis for the calculation of the capital gains incentive fee to be paid equals the cumulative aggregate realized capital

FIDUS INVESTMENT CORPORATION

Notes to Consolidated Financial Statements (unaudited)

(In thousands, except shares and per share data)

gains less cumulative aggregate realized capital losses, less aggregate unrealized capital depreciation, with respect to the Company’s portfolio of investments. If this number is positive at the end of such year, then the capital gains incentive fee to be paid for such year equals 20.0% of such amount, less the aggregate amount of any capital gains incentive fees paid in all prior years. As of both September 30, 2016 and December 31, 2015, the capital gains incentive fee payable was $0. The aggregate amount of capital gains incentive fees paid from the IPO through September 30, 2016 is $348.

In addition, the Company accrues, but does not pay, a capital gains incentive fee in connection with any unrealized capital appreciation, as appropriate. If, on a cumulative basis, the sum of net realized gains/(losses) plus net unrealized appreciation/(depreciation) decreases during a period, the Company will reverse any excess capital gains incentive fee previously accrued such that the amount of capital gains incentive fee accrued is no more than 20.0% of the sum of net realized gains/(losses) plus net unrealized appreciation/(depreciation). During the three and nine months ended September 30, 2016, the Company accrued capital gains incentive fees of $372 and $2,034, respectively. During the three and nine months ended September 30, 2015, the Company reversed previously accrued capital gains incentive fees of $313 and $236, respectively.

The sum of the income incentive fee and the capital gains incentive fee is the incentive fee and is reported in the consolidated statements of operations. Accrued management fees, income incentive fees and capital gains incentive fees are reported in the due to affiliates line in the consolidated statements of assets and liabilities.

Unless terminated earlier as described below, the Investment Advisory Agreement will continue in effect from year to year if approved annually by the Board or by the affirmative vote of the holders of a majority of the Company’s outstanding voting securities, and, in either case, if also approved by a majority of the Independent Directors. The Investment Advisory Agreement automatically terminates in the event of its assignment, as defined in the 1940 Act, by the Investment Advisor and may be terminated by either party without penalty upon not less than 60 days’ written notice to the other. The holders of a majority of the Company’s outstanding voting securities may also terminate the Investment Advisory Agreement without penalty.

Administration Agreement: Concurrent with the Formation Transactions, the Company also entered into an administration agreement (the “Administration Agreement”) with the Investment Advisor. On June 2, 2016, the Board approved the renewal of the Administrative Agreement through June 20, 2017. Under the Administration Agreement, the Investment Advisor furnishes the Company with office facilities and equipment, provides it clerical, bookkeeping and record keeping services at such facilities and provides the Company with other administrative services necessary to conduct its day-to-day operations. The Company reimburses the Investment Advisor for the allocable portion of overhead expenses incurred in performing its obligations under the Administration Agreement, including rent and the Company’s allocable portion of the cost of its chief financial officer and chief compliance officer and their respective staffs. Under the Administration Agreement, the Investment Advisor also provides managerial assistance to those portfolio companies to which the Company is required to provide such assistance and the Company reimburses the Investment Advisor for fees and expenses incurred with providing such services. In addition, the Company reimburses the Investment Advisor for fees and expenses incurred while performing due diligence on the Company’s prospective portfolio companies. Under the Administration Agreement, administrative expenses for services provided for the three months ended September 30, 2016, and 2015 totaled $356 and $362, respectively. Under the Administration Agreement, administrative expenses for services provided for the nine months ended September 30, 2016, and 2015 totaled $1,044 and $1,077, respectively. Accrued administrative expenses are reported in the due to affiliates line on the consolidated statements of assets and liabilities.

Note 6. Debt

Revolving Credit Facility: On June 16, 2014, FIC entered into a senior secured revolving credit agreement (the “Credit Facility”) with ING Capital LLC (“ING”), as the administrative agent, collateral agent, and lender. The Credit Facility had an initial commitment of $30,000 with an accordion feature that allows for an increase in the total commitments up to $75,000, subject to certain conditions and the satisfaction of specified financial covenants. The Credit Facility is secured by certain portfolio investments held by the Company, but portfolio investments held by the Funds are not collateral for the Credit Facility. The stated maturity date for the Credit Facility is June 16, 2018, which may be extended by mutual agreement.

On December 19, 2014, FIC amended the Credit Facility to (i) increase the commitment from $30,000 to $50,000 (ii) allow FIC to buy-back up to $10,000 of the Company’s common stock subject to the satisfaction of specified financial covenants and conditions. The Credit Facility continues to have an accordion feature which allows for an increase in the total commitment up to $75,000.

Amounts available to borrow under the Credit Facility are subject to a minimum borrowing/collateral base that applies an advance rate to certain investments held by the Company. The Company is subject to limitations with respect to the investments securing the Credit Facility, including, but not limited to, restrictions on sector concentrations, loan size, payment frequency and status and collateral interests, as well as restrictions on portfolio company leverage, which may also affect the borrowing base and therefore amounts available to borrow.

FIDUS INVESTMENT CORPORATION

Notes to Consolidated Financial Statements (unaudited)

(In thousands, except shares and per share data)

Borrowings under the Credit Facility bear interest, subject to the Company’s election, on a per annum basis equal to (i) the alternate base rate plus 2.5% or (ii) the applicable London Interbank Offered Rate, or LIBOR, which varies depending on the period of the borrowing under the Credit Facility, plus 3.5%. The alternate base rate is equal to the greater of (i) prime rate, (ii) the federal funds rate plus 0.5% or (iii) the three-month LIBOR plus 1.0%. The Company pays a commitment fee between 0.5% and 1.0% per annum based on the size of the unused portion of the Credit Facility.

The Company has made customary representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar credit facilities. These covenants are subject to important limitations and exceptions that are described in the documents governing the Credit Facility. As of September 30, 2016 and December 31, 2015, the Company was in compliance in all material respect with the terms of the Credit Facility.

As of September 30, 2016 and December 31, 2015, the Company had outstanding borrowings under the Credit Facility of $0 and $15,500, respectively. For the three months ended September 30, 2016 and 2015, interest and fees related to the Credit Facility amounted to $128 and $196, respectively, which are included in interest and financing expenses on the consolidated statements of operation. For the nine months ended September 30, 2016 and 2015, interest and fees related to the Credit Facility amounted to $490 and $505, respectively, which are included in interest and financing expenses on the consolidated statements of operation. As of September 30, 2016 and December 31, 2015, accrued interest and fees payable related to the Credit Facility totaled $0 and $101, respectively.

SBA debentures: The Company uses debenture leverage provided through the SBA to fund a portion of its investment purchases.

Under the SBA debenture program, the SBA commits to purchase debentures issued by SBICs and such debentures are guaranteed by the SBA. The SBA has made commitments to purchase $275,000 of SBA debentures from the Company on or before September 30, 2020. Unused commitments as of September 30, 2016 and December 31, 2015 were $61,000 and $11,500, respectively. The SBA may limit the amount that may be drawn each year under these commitments, and each issuance of leverage is conditioned on the Company’s full compliance, as determined by the SBA, with the terms and conditions set forth in the SBIC Act.

As of September 30, 2016 and December 31, 2015, the Company’s issued and outstanding SBA debentures mature as follows:

Pooling Date(1)	Maturity Date	Fixed Interest Rate	September 30, 2016	December 31, 2015
3/26/2008	3/1/2018	6.188%	$24,750	$24,750
9/24/2008	9/1/2018	6.442	11,950	11,950
3/25/2009	3/1/2019	5.337	19,750	19,750
9/23/2009	9/1/2019	4.950	10,000	10,000
3/24/2010	3/1/2020	4.825	13,000	13,000
9/22/2010	9/1/2020	3.932	12,500	12,500
3/29/2011	3/1/2021	4.801	1,550	1,550
9/21/2011	9/1/2021	3.594	3,250	3,250
3/21/2012	3/1/2022	3.483	3,250	3,250
3/21/2012	3/1/2022	3.051	19,000	19,000
9/19/2012	9/1/2022	2.530	11,000	11,000
9/19/2012	9/1/2022	3.049	11,500	11,500
3/27/2013	3/1/2023	3.155	3,000	3,000
9/24/2014	9/1/2024	3.775	1,000	1,000
3/25/2015	3/1/2025	3.321	5,500	5,500
3/25/2015	3/1/2025	3.277	22,500	22,500
9/23/2015	9/1/2025	3.571	16,700	16,700
3/23/2016	3/1/2026	3.267	1,500	1,500
3/23/2016	3/1/2026	3.249	21,800	21,800
9/21/2016	9/1/2026	2.793	500	—

Total outstanding SBA debentures			$214,000	$213,500

(1)	The SBA has two scheduled pooling dates for debentures (in March and in September). Certain debentures funded during the reporting periods may not be pooled until the subsequent pooling date.

Interest on SBA debentures is payable semi-annually on March 1 and September 1. For the three months ended September 30, 2016 and 2015, interest and fees on outstanding SBA debentures amounted to $2,243 and $1,938, respectively, which are

FIDUS INVESTMENT CORPORATION

Notes to Consolidated Financial Statements (unaudited)

(In thousands, except shares and per share data)

included in interest and financing expenses on the consolidated statements of operation. For the nine months ended September 30, 2016 and 2015, interest and fees on outstanding SBA debentures amounted to $6,588 and $5,576, respectively, which are included in interest and financing expenses on the consolidated statements of operation. As of September 30, 2016 and December 31, 2015, accrued interest and fees payable related to the SBA debentures totaled $731 and $2,739, respectively.

Deferred Financing Costs

Deferred financing costs are amortized into interest and financing expenses on the consolidated statements of operations using the effective interest method, over the term of the respective financing instrument. Deferred financing cost amortization for the three months ended September 30, 2016 and 2015 was $277 and $254, respectively. Deferred financing cost amortization for the nine months ended September 30, 2016 and 2015 was $824 and $740, respectively. Deferred financing costs related to the Credit Facility and SBA debentures as of September 30, 2016 and December 31, 2015, were as follows:

	September 30, 2016			December 31, 2015
	SBA debentures	Credit Facility	Total	SBA debentures	Credit Facility	Total
SBA debenture commitment fees	$2,750	$—	$2,750	$2,250	$—	$2,250
SBA debenture leverage fees	5,190	—	5,190	5,177	—	5,177
Credit Facility upfront fees	—	1,284	1,284	—	1,239	1,239

Subtotal	7,940	1,284	9,224	7,427	1,239	8,666
Less: accumulated amortization	(3,883)	(735)	(4,618)	(3,321)	(473)	(3,794)

Unamortized deferred financing costs	$4,057	$549	$4,606	$4,106	$766	$4,872

Unamortized deferred financing costs are presented as a direct offset to the SBA debentures and Credit Facility liabilities on the consolidated statements of assets and liabilities. The following table summarizes the outstanding debt net of unamortized deferred financing costs as of September 30, 2016 and December 31, 2015:

	September 30, 2016			December 31, 2015
	SBA debentures	Credit Facility	Total	SBA debentures	Credit Facility	Total
Outstanding debt	$214,000	$—	$214,000	$213,500	$15,500	$229,000
Less: unamortized deferred financing costs	(4,057)	(549)	(4,606)	(4,106)	(766)	(4,872)

Debt, net of deferred financing costs	$209,943	$(549)	$209,394	$209,394	$14,734	$224,128

The weighted average interest rate for all SBA debentures and borrowings outstanding under the Credit Facility as of September 30, 2016 and December 31, 2015 was 4.2 % and 4.0%, respectively.

Note 7. Commitments and Contingencies

Commitments: The Company had outstanding commitments to fund various undrawn revolving loans, other credit facilities and capital commitments totaling $7,066 and $10,150 as of September 30, 2016 and December 31, 2015, respectively. Such outstanding commitments are summarized in the following table:

	September 30, 2016		December 31, 2015
Portfolio Company - Investment	Total Commitment	Unfunded Commitment	Total Commitment	Unfunded Commitment
FAR Research Inc. – Revolving Loan	$1,750	$1,614	$1,750	$1,614
Inflexxion, Inc. – Revolving Loan	500	350	1,000	850
inthinc Technology Solutions, Inc. – Subordinated Note	5,000	1,000	5,000	1,000
Lightning Diversion Systems, LLC – Revolving Loan	250	250	1,000	1,000
Microbiology Research Associates, Inc. – Revolving Loan	—	—	500	500
Oaktree Medical Centre, P.C. – Revolving Loan	2,500	—	500	250
Restaurant Finance Co, LLC – Senior Secured Loan	—	—	10,500	1,936
Safety Products Group, LLC – Common Equity	2,852	2,852	—	—
SES Investors, LLC – Revolving Loan	$1,500	$1,000	$—	$—
Vanguard Dealer Services, L.L.C. – Subordinated Note	—	—	9,850	2,500
X5 Opco LLC – Revolving Loan	—	—	500	500

Total	$14,352	$7,066	$30,600	$10,150

FIDUS INVESTMENT CORPORATION

Notes to Consolidated Financial Statements (unaudited)

(In thousands, except shares and per share data)

Additional detail for each of the commitments above is provided in the Company’s consolidated schedules of investments.

The commitments are generally subject to the borrowers meeting certain criteria such as compliance with financial and nonfinancial covenants. Since commitments may expire without being drawn upon, the total commitment amount does not necessarily represent future cash requirements.

Indemnifications: In the normal course of business, the Company enters into contracts and agreements that contain a variety of representations and warranties that provide indemnifications under certain circumstances. In addition, in connection with the disposition of an investment in a portfolio company, the Company may be required to make representations about the business and financial affairs of such portfolio company typical of those made in connection with the sale of a business. The Company may also be required to indemnify the purchasers of such investment to the extent that any such representations are inaccurate. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred. The Company expects the risk of future obligation under these indemnifications to be remote.

Legal proceedings: In the normal course of business, the Company may be subject to legal and regulatory proceedings that are generally incidental to its ongoing operations. While the outcome of these legal proceedings cannot be predicted with certainty, the Company does not believe these proceedings will have a material adverse effect on the Company’s consolidated financial statements.

Note 8. Common Stock

The following table summarizes the total shares issued, offering price and net proceeds received in public offerings of the Company’s common stock since the IPO:

Offering Date	Number of Shares		Gross Proceeds	Underwriting Fees and Commissions and Offering Costs		Offering Price
September 11, 2012	2,472,500		$39,807	$1,855		$16.10
February 8, 2013	1,725,000		30,361	1,504		17.60
September 30, 2014	2,083,414	(1)	35,418	1,747		17.00
May 27, 2016	2,875,000	(2)	43,755	56	(3)	15.22	(4)

(1)	Includes 83,414 shares purchased by underwriters pursuant to the over-allotment option on October 21, 2014.
(2)	Includes 375,000 shares purchased by underwriters pursuant to the over-allotment option on June 10, 2016.
(3)	Fidus Investment Advisors, LLC agreed to bear up to $169 of the offering costs associated with this offering. Fidus Investment Advisors, LLC has also agreed to bear $1,756, or 100%, of the underwriting fees and commissions in connection with this offering and the exercise of the over-allotment option. All payments made by Fidus Investment Advisors, LLC are not subject to reimbursement by the Company.
(4)	Represents the weighted average offering price of shares issued, including the shares issued pursuant to the over-allotment option. Shares were issued on May 27, 2016 at an offering price of $15.27. The offering price of the over-allotment option shares was adjusted for the $0.39 dividend to shareholders of record on June 10, 2016.

On August 21, 2014, the Company entered into an equity distribution agreement with Raymond James & Associates, Inc. and Robert W. Baird & Co. Incorporated through which the Company could sell, by means of at-the-market offerings from time to time, shares of the Company’s common stock having an aggregate offering price of up to $50,000 (the “ATM Program”). The gross proceeds raised, the related sales agent commission, the offering expenses and the average price at which shares were issued under the ATM Program from August 21, 2014 through September 30, 2016 are as follow:

	Number of Shares	Gross Proceeds	Underwriting Fees and Commissions and Offering Costs	Average Offering Price
Year Ended December 31, 2014
Third Quarter ended September 30, 2014	153,541	$2,850	$56	$18.56
Fourth Quarter ended December 31, 2014	4,812	80	3	17.00

Total	158,353	$2,930	$59	$18.51

Year Ended December 31, 2015
First Quarter ended March 31, 2015	49,193	$819	$16	$16.65
Second Quarter ended June 30, 2015	141,430	2,347	50	16.60
Third Quarter ended September 30, 2015	—	—	—	—
Fourth Quarter ended December 31, 2015	—	—	—	—

Total	190,623	$3,166	$66	$16.61

Year Ended December 31, 2016
First Quarter ended March 31, 2016	—	$—	$—	$—
Second Quarter ended June 30, 2016	—	—	—	—
Third Quarter ended September 30, 2016	—	—	—	—

Total	—	$—	$—	$—

FIDUS INVESTMENT CORPORATION

Notes to Consolidated Financial Statements (unaudited)

(In thousands, except shares and per share data)

See Note 9 for additional information regarding the issuance of shares under the DRIP.

As of September 30, 2016 and December 31, 2015, the Company had 19,212,425 and 16,300,732 shares of common stock outstanding, respectively.

Note 9. Dividends and Distributions

The Company’s dividends and distributions are recorded on the record date. The following table summarizes the dividends paid since the Company’s IPO.

Date Declared	Record Date	Payment Date	Amount Per Share	Total Distribution	Cash Distribution	DRIP Shares Value		DRIP Shares		DRIP Share Issue Price
Fiscal Year Ended December 31, 2011:
7/28/2011	9/12/2011	9/26/2011	$0.32	$3,016	$3,016	$—		—		$—
11/2/2011	12/6/2011	12/20/2011	0.32	3,017	3,017	—		—		—

			$0.64	$6,033	$6,033	$—		—

Fiscal Year Ended December 31, 2012:
2/10/2012	3/14/2012	3/28/2012	$0.34	$3,205	$3,205	$—	(1)	—	(1)	—	(1)
4/30/2012	6/13/2012	6/27/2012	0.36	3,394	3,394	—	(2)	—	(2)	—	(2)
7/31/2012	9/11/2012	9/25/2012	0.38	4,522	4,010	512		30,563		16.75
10/29/2012	12/7/2012	12/21/2012	0.38	4,533	4,145	388		23,763		16.35

			$1.46	$15,654	$14,754	$900		54,326

Fiscal Year Ended December 31, 2013:
2/22/2013	3/14/2013	3/28/2013	$0.38	$5,198	$4,822	$376		20,501		18.36
5/1/2013	6/12/2013	6/26/2013	0.38	5,206	4,893	313		17,415		17.97
7/31/2013	9/12/2013	9/26/2013	0.38	5,212	4,902	310		15,899		19.51
7/31/2013(3)	9/12/2013	9/26/2013	0.04	549	516	33		1,674		19.51
11/4/2013	12/6/2013	12/20/2013	0.38	5,219	5,003	216		10,448		20.72
11/4/2013(3)	12/6/2013	12/20/2013	0.38	5,219	5,003	216		10,448		20.72

			$1.94	$26,603	$25,139	$1,464		76,385

Fiscal Year Ended December 31, 2014:
2/18/2014	3/21/2014	3/31/2014	$0.38	$5,277	$5,028	$199		10,410		19.14
5/5/2014	6/13/2014	6/27/2014	0.38	5,231	5,037	194		9,459		20.44
5/5/2014(3)	7/25/2014	7/31/2014	0.05	689	664	25		1,368		18.66
5/5/2014(3)	8/25/2014	8/29/2014	0.05	689	660	29		1,567		18.48
8/5/2014	9/12/2014	9/26/2014	0.38	5,293	5,095	198		11,562		17.16
11/4/2014	12/5/2014	12/19/2014	0.38	6,092	5,862	230		15,574		14.71
11/4/2014(3)	12/5/2014	12/19/2014	0.10	1,603	1,543	60		4,098		14.71

			$1.72	$24,824	$23,889	$935		54,038

Fiscal Year Ended December 31, 2015:
2/17/2015	3/12/2015	3/26/2015	$0.38	$6,099	$5,886	$213		12,922		16.46
5/5/2015	6/11/2015	6/25/2015	0.38	6,176	5,968	208		12,883		16.18
5/5/2015(3)	6/11/2015	6/25/2015	0.02	325	314	11		678		16.18
8/3/2015	9/17/2015	9/25/2015	0.39	6,345	6,097	248		16,985		14.61
11/2/2015(3)	11/27/2015	12/11/2015	0.04	651	624	27		2,034		13.43
11/2/2015	12/4/2015	12/18/2015	0.39	6,351	6,157	194		13,570		14.29

			$1.60	$25,947	$25,046	$901		59,072

Nine Months Ended September 30, 2016:
2/16/2016	3/11/2016	3/25/2016	$0.39	$6,357	$6,177	$180		11,631		15.49
5/2/2016	6/10/2016	6/24/2016	0.39	7,337	7,143	194		12,722		15.25
8/1/2016	9/9/2016	9/23/2016	0.39	7,488	7,293	195		12,340		15.76

			$1.17	$21,182	$20,613	$569		36,693

FIDUS INVESTMENT CORPORATION

Notes to Consolidated Financial Statements (unaudited)

(In thousands, except shares and per share data)

(1)	Satisfied $591 of DRIP participation with the purchase of 43,029 shares of common stock in the open market at an average price of $13.73.
(2)	Satisfied $600 of DRIP participation with the purchase of 40,196 shares of common stock in the open market at an average price of $14.94.
(3)	Special dividend.

Since the Company’s IPO, dividends and distributions to stockholders total $120,243 or $8.53 per share.

Note 10. Financial Highlights

The following is a schedule of financial highlights for the nine months ended September 30, 2016 and 2015:

	Nine months ended September 30,
	2016	2015
Per share data:
Net asset value at beginning of period	$15.17	$15.16
Net investment income (1)	1.06	1.19
Net realized gain on investments, net of tax benefit (refund) (1)	(0.33)	0.43
Net unrealized appreciation (depreciation) on investments (1)	0.91	(0.50)

Total increase from investment operations (1)	1.64	1.12
(Dilutive) accretive effect of share issuances	(0.06)	0.02
Dividends to stockholders	(1.17)	(1.17)
Other (2)	—	(0.01)

Net asset value at end of period	$15.58	$15.12

Market value at end of period	$15.75	$13.78

Shares outstanding at end of period	19,212,425	16,285,128
Weighted average shares outstanding during the period	17,616,540	16,172,454
Ratios to average net assets:
Expenses other than incentive fee (3)	8.3%	8.3%
Incentive fee (3)	3.5%	2.5%

Total expenses (3)	11.8%	10.8%

Net investment income (3)	9.2%	10.5%
Total return (4)	23.6%	0.7%
Net assets at end of period	$299,346	$246,308
Average debt outstanding	$220,500	$191,925
Average debt per share (1)	$12.52	$11.87
Portfolio turnover ratio (3)	26.9%	16.6%

(1)	Weighted average per share data.
(2)	Represents the impact of calculating certain per share data based on weighted average shares outstanding during the period and certain per share data based on the shares outstanding as of a period end or transaction date.
(3)	Annualized for periods less than one year.
(4)	The total return for the nine months ended September 30, 2016 and 2015 equals the change in the market value of the Company’s common stock per share during the period plus dividends paid per share during the period, divided by the market value per share at the beginning of the period.

Note 11. Subsequent Events

On October 4, 2016, the Company exited its investment in Premium Franchise Brands, LLC and recognized a gain of approximately $1,061 on its preferred equity investment.

FIDUS INVESTMENT CORPORATION

Notes to Consolidated Financial Statements (unaudited)

(In thousands, except shares and per share data)

On October 13, 2016, the Company restructured its subordinated note investment in Pinnergy, Ltd. As part of the restructuring, the Company converted $3,000 of its subordinated note investment into an equity investment in Pinnergy, Ltd. and recognized a loss of approximately $8,855 on its subordinated note investment. In addition, the Company made a $3,000 investment in additional equity interests of Pinnergy, Ltd.

On October 25, 2016, the Company restructured its debt investment in K2 Industrial Services, Inc. As part of the restructuring, the Company received payment in full on its existing subordinated note and reinvested $12,000 in new subordinated notes.

On November 1, 2016, the Board declared a regular quarterly dividend of $0.39 per share payable on December 16, 2016 to stockholders of record as of December 2, 2016. In addition, on November 1, 2016, the Board declared a special dividend of $0.04 per share payable on December 16, 2016 to stockholders of record as of December 2, 2016.

On November 3, 2016, the Company invested $9,901 in senior secured notes and common equity of Palmetto Moon, LLC, a retailer of apparel, giftware, and accessories.

PROSPECTUS

$300,000,000

Common Stock

Preferred Stock

Subscription Rights

Debt Securities

Warrants

We may offer, from time to time, in one or more offerings or series, together or separately, up to $300,000,000 of our common stock, preferred stock, subscription rights, debt securities, or warrants representing rights to purchase shares of our common stock, preferred stock, or debt securities, which we refer to collectively as the “securities.” We may sell our common stock through underwriters or dealers, “at-the-market” to or through a market maker into an existing trading market or otherwise directly to one or more purchasers or through agents or through a combination of methods of sale. The identities of such underwriters, dealers, market makers or agents, as the case may be, will be described in one or more supplements to this prospectus. The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus.

We may offer shares of common stock at a discount to net asset value per share in certain circumstances. On June 3, 2015, our common stockholders voted to allow us to sell or otherwise issue common stock at a price below net asset value per share for a period of one year ending on the earlier of June 3, 2016 or the date of our 2016 Annual Meeting of Stockholders. We expect to present to our stockholders a similar proposal at our 2016 Annual Meeting of Stockholders. Sales of common stock at prices below net asset value per share dilute the interests of existing stockholders, have the effect of reducing our net asset value per share and may reduce our market price per share. In addition, continuous sales of common stock below net asset value may have a negative impact on total returns and could have a negative impact on the market price of our shares of common stock. See “Risk Factors” on page 12 and “Sales of Common Stock Below Net Asset Value” on page 96 of this prospectus for more information.

Our stockholders specified that the cumulative number of shares sold in each offering during the one-year period ending on the earlier of June 3, 2016 or the date of our 2016 Annual Meeting of Stockholders may not exceed 25.0% of our outstanding common stock immediately prior to such sale. In addition, we cannot issue shares of our common stock below net asset value unless our board of directors determines that it would be in our and our stockholders’ best interests to do so. Shares of closed-end investment companies such as us frequently trade at a discount to their net asset value. This risk is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our common stock will trade above, at or below net asset value. You should read this prospectus and the applicable prospectus supplement carefully before you invest in our common stock.

We provide customized debt and equity financing solutions to lower middle-market companies located throughout the United States. We are an externally managed, closed-end, non-diversified management investment company, within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”), that has elected to be regulated as a business development company under the 1940 Act. Our investment objective is to provide attractive risk-adjusted returns by generating both current income from our debt investments and capital appreciation from our equity related investments. Our strategy includes partnering with business owners, management teams and financial sponsors by providing customized financing for ownership transactions, recapitalizations, strategic acquisitions, business expansion and other growth initiatives.

We generally invest in securities that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “high yield” or “junk,” have speculative characteristics with respect to our capacity to pay interest and repay principal.

Our common stock is listed on the Nasdaq Global Select Market under the symbol “FDUS.” On April 22, 2016, the last reported sale price of our common stock on the Nasdaq Global Select Market was $15.41 per share and our net asset value on December 31, 2015 was $15.17 per share.

Fidus Investment Advisors, LLC serves as our investment advisor and as our administrator.

Investing in our securities is speculative and involves numerous risks, and you could lose your entire investment if any of the risks occur. Among these risks is the risk associated with leverage and dilution. For more information regarding these risks, please see “Risk Factors” beginning on page 12.

Please read this prospectus and the accompanying prospectus supplement, if any, before investing, and keep it for future reference. It concisely sets forth important information about us that a prospective investor ought to know before investing in our securities. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission. This information is available free of charge by contacting us at 1603 Orrington Avenue, Suite 1005, Evanston, Illinois 60201, Attention: Investor Relations, by accessing our website at http://www.fdus.com or by calling us collect at (847) 859-3940. Information contained on our website is not incorporated by reference into, and you should not consider that information to be part of, this prospectus or any prospectus supplement. The Securities and Exchange Commission also maintains a website at http://www.sec.gov that contains such information.

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The date of this prospectus is May 2, 2016

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the Securities and Exchange Commission, or the SEC, using the “shelf” registration process. Under the shelf registration process, we may offer, from time to time, up to $300,000,000 worth of our common stock, preferred stock, subscription rights, debt securities, or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities on terms to be determined at the time of the offering. This prospectus provides you with a general description of the securities that we may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. To the extent required by law, we will amend or supplement the information contained in this prospectus and any accompanying prospectus supplement to reflect any material changes to such information subsequent to the date of the prospectus and any accompanying prospectus supplement and prior to the completion of any offering pursuant to the prospectus and any accompanying prospectus supplement. Please carefully read this prospectus and any accompanying prospectus supplement together with the additional information described under “Available Information” and “Risk Factors” before you make an investment decision. During an offering, we will disclose material amendments to this prospectus through a post-effective amendment or prospectus supplement.

No dealer, salesperson or other person is authorized to give any information or to represent anything not contained in this prospectus or any accompanying supplement to this prospectus. You must not rely on any unauthorized information or representations not contained in this prospectus or any accompanying prospectus supplement as if we had authorized it. This prospectus and any accompanying prospectus supplement do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained in this prospectus and any accompanying prospectus supplement is accurate as of the dates on their covers.

PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read the entire prospectus and any prospectus supplement carefully, including “Risk Factors,” “Selected Consolidated Financial Data,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the financial statements contained elsewhere in this prospectus.

Fidus Investment Corporation is a Maryland corporation, formed on February 14, 2011, for the purpose of acquiring 100.0% of the equity interests in Fidus Mezzanine Capital, L.P., or Fund I, and its general partner, Fidus Mezzanine Capital GP, LLC, or FMCGP, raising capital in its initial public offering, or IPO, which was completed in June 2011, and thereafter, operating as an externally managed business development company, or BDC, under the Investment Company Act of 1940, as amended, or the 1940 Act. Fund I is licensed as a small business investment company, or SBIC, by the United States Small Business Administration, or SBA. Simultaneously with the consummation of our IPO, we acquired all of the equity interests in Fund I and its former general partner as described elsewhere in this prospectus supplement under “Formation Transactions,” whereby Fund I became our wholly-owned subsidiary. On March 29, 2013, we commenced operations of a second wholly-owned investment fund, Fidus Mezzanine Capital II, L.P., or Fund II, and on May 28, 2013, were granted a second license by the SBA to operate Fund II as an SBIC. Collectively, Fund I and Fund II are referred to as the Funds. Unless otherwise noted in this prospectus supplement the terms “we,” “us,” “our,” the “Company,” “Fidus” and “FIC” refer to Fund I, and its consolidated subsidiaries, prior to the IPO and to Fidus Investment Corporation and its consolidated subsidiaries, including Fund I, for the periods after the IPO.

As used in this prospectus the term “our investment advisor” refers to Fidus Capital, LLC prior to the Formation Transactions and Fidus Investment Advisors, LLC after the Formation Transactions. The investment professionals of Fidus Investment Advisors, LLC were also the investment professionals of Fidus Capital, LLC.

Fidus Investment Corporation

We provide customized debt and equity financing solutions to lower middle-market companies, which we define as U.S. based companies having revenues between $10.0 million and $150.0 million. Our investment objective is to provide attractive risk-adjusted returns by generating both current income from our debt investments and capital appreciation from our equity related investments. Our investment strategy includes partnering with business owners, management teams and financial sponsors by providing customized financing for ownership transactions, recapitalizations, strategic acquisitions, business expansion and other growth initiatives. We seek to maintain a diversified portfolio of investments in order to help mitigate the potential effects of adverse economic events related to particular companies, regions or industries.

We invest in companies that possess some or all of the following attributes: predictable revenues; positive cash flows; defensible and/or leading market positions; diversified customer and supplier bases; and proven management teams with strong operating discipline. We target companies in the lower middle-market with annual earnings, before interest, taxes, depreciation and amortization, or EBITDA, between $3.0 million and $20.0 million; however, we may from time to time opportunistically make investments in larger or smaller companies. Our investments typically range between $5.0 million and $25.0 million per portfolio company.

As of December 31, 2015, we had debt and equity investments in 53 portfolio companies with an aggregate fair value of $443.3 million. The weighted average yield on our debt investments as of December 31, 2015 was 13.3%. The weighted average yield was computed using the effective interest rates as of December 31, 2015, including accretion of original issue discount and loan origination fees, but excluding investments on non-accrual status, if any. There can be no assurance that the weighted average yield will remain at its current level.

Market Opportunity

We believe that the limited amount of capital available to lower middle-market companies, coupled with the desire of these companies for flexible and partnership-oriented sources of capital, creates an attractive investment environment for us. From our perspective, lower middle-market companies have faced difficulty raising debt capital in both the capital markets and private markets. As a result of the difficulties in the credit markets and fewer sources of capital for lower middle-market companies, we see opportunities for improved risk-adjusted returns. Furthermore, we believe with a large pool of uninvested private equity capital seeking debt capital to complete transactions and a substantial supply of refinancing opportunities, there is an opportunity to attain appealing risk-adjusted returns on debt and equity investments. See “The Company” in the accompanying prospectus for more information.

Business Strategy

We intend to accomplish our goal of becoming the premier provider of capital to and value-added partner of lower middle-market companies by:

•	Leveraging the experience of our investment advisor;

•	Capitalizing on our strong transaction sourcing network;

•	Serving as a value-added partner with customized financing solutions;

•	Employing rigorous due diligence and underwriting processes focused on capital preservation;

•	Actively managing our portfolio; and

•	Benefiting from lower cost of capital through our SBIC subsidiaries.

Investment Criteria/Guidelines

We use the following criteria and guidelines in evaluating investment opportunities and constructing our portfolio. However, not all of these criteria and guidelines have been, or will be, met in connection with each of our investments.

Value Orientation / Positive Cash Flow. Our investment advisor places a premium on analysis of business fundamentals from an investor’s perspective and has a distinct value orientation. We focus on companies with proven business models in which we can invest at relatively low multiples of operating cash flow. We also typically invest in portfolio companies with a history of profitability and minimum trailing twelve month EBITDA of $3.0 million. We do not invest in start-up companies, “turn-around” situations or companies that we believe have unproven business plans.

Experienced Management Teams with Meaningful Equity Ownership. We target portfolio companies that have management teams with significant experience and/or relevant industry experience coupled with meaningful equity ownership. We believe management teams with these attributes are more likely to manage the companies in a manner that protects our debt investment and enhances the value of our equity investment.

Niche Market Leaders with Defensible Market Positions. We seek to invest in portfolio companies that have developed defensible and/or leading positions within their respective markets or market niches and are well positioned to capitalize on growth opportunities. We favor companies that demonstrate significant competitive advantages, which we believe helps to protect their market position and profitability.

Diversified Customer and Supplier Base. We prefer to invest in portfolio companies that have a diversified customer and supplier base. Companies with a diversified customer and supplier base are generally better able to endure economic downturns, industry consolidation and shifting customer preferences.

Significant Equity Value. We believe the existence of significant underlying equity value provides important support to our debt investments. With respect to our debt investments, we look for portfolio companies where management/sponsors have provided significant equity funding and where we believe aggregate enterprise value significantly exceeds aggregate indebtedness, after consideration of our investment.

Viable Exit Strategy. We invest in portfolio companies that we believe will provide steady cash flows to service our debt, ultimately repay our loans and provide working capital for their respective businesses. In addition, we seek to invest in portfolio companies whose business models and expected future cash flows offer attractive exit possibilities for our equity investments. We expect to exit our investments typically through one of three scenarios: (a) the sale of the portfolio company resulting in repayment of all outstanding debt and monetization of equity; (b) the recapitalization of the portfolio company through which our investments are replaced with debt or equity from a third party or parties; or (c) the repayment of the initial or remaining principal amount of our debt investment from cash flow generated by the portfolio company. In some investments, there may be scheduled amortization of some portion of our debt investment that would result in a partial exit of our investment prior to the maturity of the debt investment.

About Our Advisor

Our investment activities are managed by Fidus Investment Advisors, LLC, our investment advisor, and supervised by our board of directors, a majority of whom are not “interested persons” of Fidus as defined in Section 2(a)(19) of the 1940 Act, and who we refer to hereafter as the Independent Directors. Pursuant to the terms of the investment advisory and management agreement, which we refer to as the Investment Advisory Agreement, between us and our investment advisor, our investment advisor is responsible for determining the composition of our portfolio, including sourcing potential investments, conducting research and diligence on potential investments and equity sponsors, analyzing investment opportunities, structuring our investments and monitoring our investments and portfolio companies on an ongoing basis. Our investment advisor’s investment professionals seek to capitalize on their significant deal origination and sourcing, underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience. These professionals have developed a broad network of contacts within the investment community, have gained extensive experience investing in assets that constitute our primary focus and have expertise in investing across all levels of the capital structure of lower middle-market companies. For information regarding the people who control our investment advisor and their affiliations with the Company, see “Certain Relationships and Related Transactions—Investment Advisory Agreement” in the accompanying prospectus.

Our relationship with our investment advisor is governed by and dependent on the Investment Advisory Agreement and may be subject to conflicts of interest. We pay our investment advisor a fee for its services under the Investment Advisory Agreement consisting of two components – a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 1.75% of the average value of our total assets (other than cash or cash equivalents but including assets purchased with borrowed amounts). The incentive fee consists of two parts. The first part is calculated and payable quarterly in arrears and equals 20.0% of our “pre-incentive fee net investment income” for the immediately preceding quarter, subject to a 2.0% preferred return, or “hurdle,” and a “catch up” feature. The second part is determined and payable in arrears as of the end of each fiscal year in an amount equal to 20.0% of our realized capital gains, if any, on a cumulative basis from inception through the end of each fiscal year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any capital gain incentive fees paid in prior years. We accrue, but do not pay, a capital gains incentive fee in connection with any unrealized capital appreciation, as appropriate. For more information about how we compensate our investment advisor and the related conflicts of interest, see “Management and Other Agreements – Investment Advisory Agreement” and “Certain Relationships and Related Transactions – Conflicts of Interest” in the accompanying prospectus.

Among other things, our board of directors is charged with protecting our interests by monitoring how our investment advisor addresses conflicts of interest associated with its management services and compensation. Our board of directors is not expected to review or approve each borrowing or incurrence of leverage. However, our board of directors periodically reviews our investment advisor’s portfolio management decisions and portfolio performance. In addition, our board of directors at least annually reviews the services provided by and fees paid to our investment advisor. In connection with these reviews, our board of directors, including a majority of our Independent Directors, considers whether the fees and expenses (including those related to leverage) that we pay to our investment advisor are fair and reasonable in relation to the services provided. Renewal of our Investment Advisory Agreement must be approved each year by our board of directors, including a majority of our Independent Directors.

With respect to the administrative agreement with our investment advisor, our board of directors reviews the methodology employed in determining how the expenses are allocated to us. Our board of directors assesses the reasonableness of such reimbursements for expenses allocated to us based on the breadth, depth and quality of such services as compared to the estimated cost to us of obtaining similar services from third-party service providers known to be available. In addition, our board of directors considers whether any third-party service provider would be capable of providing all such services at comparable cost and quality.

Fidus Investment Advisors, LLC is a Delaware limited liability company that is registered as an investment advisor under the Investment Advisers Act of 1940, as amended, or the Advisers Act. In addition, Fidus Investment Advisors, LLC serves as our administrator and provides us with office space, equipment and clerical, book-keeping and record-keeping services pursuant to an administration agreement, which we refer to as the Administration Agreement.

Operating and Regulatory Structure

Our investment activities are managed by our investment advisor and supervised by our board of directors, a majority of whom are not interested persons of us, our investment advisor or its affiliates.

As a BDC, we are required to comply with certain regulatory requirements. For example, while we are permitted to finance investments using leverage, which may include the issuance of shares of preferred stock, or notes and other borrowings, our ability to use leverage is limited in significant respects. See “Regulation.” Any decision on our part to use leverage will depend upon our assessment of the attractiveness of available investment opportunities in relation to the costs and perceived risks of such leverage. The use of leverage to finance investments creates certain risks and potential conflicts of interest. See “Risk Factors – Risks Relating to Our Business and Structure – Regulations governing our operations as a BDC affect our ability to raise, and the way in which we raise, additional capital which may have a negative effect on our growth” and “Risk Factors – Risks Relating to Our Business and Structure – Because we borrow money and may in the future issue additional senior securities including preferred stock and debt securities, the potential for gain or loss on amounts invested in us is magnified and may increase the risk of investing in us.”

We have elected to be treated for U.S. federal income tax purposes as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code. In order to maintain our tax treatment as a RIC, we must satisfy certain source of income, asset diversification and distribution requirements. See “Material U.S. Federal Income Tax Considerations.”

Risk Factors

The value of our assets, as well as the market price of our shares, will fluctuate. Our investments may be risky, and you may lose part of or all of your investment in us. Investing in our securities involves other risks, including the following:

•	our dependence on key personnel of our investment advisor and our executive officers;

•	our ability to maintain or develop referral relationships;

•	our use of leverage;

•	the availability of additional capital on attractive terms or at all;

•	uncertain valuations of our portfolio investments;

•	competition for investment opportunities;

•	actual and potential conflicts of interests with our investment advisor;

•	other potential conflicts of interest;

•	SBA regulations affecting our wholly-owned SBIC subsidiaries;

•	changes in interest rates;

•	the impact of a protracted decline in liquidity of credit markets on our business and portfolio of investments;

•	our ability to maintain our status as a RIC and as a BDC;

•	the timing, form and amount of any distributions from our portfolio companies;

•	changes in laws or regulations applicable to us;

•	dilutions risks related to our ability to issue shares below our current net asset value;

•	possible resignation of our investment advisor;

•	the general economy and its impact on the industries in which we invest;

•	risks associated with investing in lower middle-market companies;

•	the ability of our investment advisor to identify, invest in and monitor companies that meet our investment criteria; and

•	our ability to invest in qualifying assets.

See “Risk Factors” beginning on page 12 and the other information included in this prospectus, and any prospectus supplement, for additional discussion of factors you should carefully consider before deciding to invest in our securities.

Corporate Information

Our principal executive offices are located at 1603 Orrington Avenue, Suite 1005, Evanston, Illinois 60201, and our telephone number is (847) 859-3940. Our corporate website is located at http://www.fdus.com. Information on our website is not incorporated into this prospectus or any supplements to this prospectus, and you should not consider information contained on our website to be part of this prospectus or any supplements to this prospectus.

The Offering

We may offer, from time to time, up to $300,000,000 worth of our securities, on terms to be determined at the time of the offering. Our securities may be offered at prices and on terms to be disclosed in one or more prospectus supplements.

We may sell or otherwise issue shares of common stock at a discount to net asset value per share at prices approximating market value less selling expenses upon approval, in certain circumstances, of our board of directors, including a majority of our directors that are not “interested persons” of the Company, as defined in the 1940 Act. On June 3, 2015, our stockholders voted to allow us to issue common stock at a price below net asset value per share for a period of one year ended on the earlier of June 3, 2016 or the date of our 2016 Annual Meeting of Stockholders. We expect to present to our stockholders a similar proposal at our 2016 Annual Meeting of Stockholders. See “Sales of Common Stock Below Net Asset Value” in this prospectus and in any accompanying prospectus supplement, if applicable. Sales or other issuances of common stock at prices below net asset value per share dilute the interests of existing stockholders, have the effect of reducing our net asset value per share and may reduce our market price per share.

Our stockholders did not specify a maximum discount below net asset value at which we are able to sell or otherwise issue our common stock; however, we do not intend to sell or otherwise issue shares of our common stock below net asset value unless our board of directors determines that it would be in our stockholders’ best interest to do so. The level of net asset value dilution that could result from such an offering is not limited.

Our securities may be offered directly to one or more purchasers by us or through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to the offering will disclose the terms of the offering, including the name or names of any agents or underwriters involved in the sale of our securities by us, the purchase price, and any fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of our securities.

The Nasdaq Global Select Market Symbol	“FDUS”

Use of proceeds	We intend to use the net proceeds from selling our securities to make investments in lower middle-market companies in accordance with our investment objective and strategies and for working capital and general corporate purposes. See “Use of Proceeds.”

Dividends and distributions

We pay quarterly distributions to our stockholders out of assets legally available for distribution. Our distributions, if any, will be determined by our board of directors. Our ability to declare distributions depends on our earnings, our overall financial condition (including our liquidity position), qualification for or maintenance of our RIC status and such other factors as our board of directors may deem relevant from time to time.

When we make distributions, we will be required to determine the extent to which such distributions are paid out of current or accumulated earnings, recognized capital gains or capital. To the extent there is a return of capital, investors will be required to reduce their basis in our stock for U.S. federal income tax purposes. In the future, our distributions may include a return of capital.

Dividend reinvestment plan	We have adopted a dividend reinvestment plan for our common stockholders, which is an “opt out” dividend reinvestment plan. Under this plan, if we declare a cash distribution, our stockholders who have not opted out of our dividend reinvestment plan will have their cash distribution automatically reinvested in additional shares of our common stock, rather than receiving the cash distribution. If a stockholder opts out, that stockholder will receive cash distributions. Stockholders who receive distributions in the form of shares of common stock generally are subject to the same U.S. federal income tax consequences as stockholders who elect to receive their distributions in cash; however, since their cash distributions will be reinvested, such stockholders will not receive cash with which to pay any applicable taxes on reinvested distributions. See “Dividend Reinvestment Plan.”

Taxation	We have elected to be treated as a RIC for U.S. federal income tax purposes. Accordingly, we generally will not pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that we distribute to our stockholders. To maintain our tax treatment as a RIC and the associated tax benefits, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our realized net ordinary income and realized net short-term capital gains, if any, in excess of our net long-term capital losses. See “Distributions” and “Material U.S. Federal Income Tax Considerations.”

Effective trading at a discount	Shares of closed-end investment companies, including business development companies, frequently trade at a discount to their net asset value. The risk that our shares may trade at a discount to our net asset value is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our shares will trade above, at or below net asset value. See “Risk Factors.”

Sales of common stock below net asset value	Generally, the offering price per share of our common stock, exclusive of any underwriting commissions or discounts, may not be less than the net asset value per share of our common stock at the time we make the offering except (1) in connection with a rights offering to our existing stockholders, (2) with the consent of the majority of our common stockholders and approval of our board of directors, or (3) under such circumstances as the SEC may permit. On June 3, 2015, our common stockholders voted to allow us to sell or otherwise issue common stock at a price below net asset value per share for a period of one year ending on the earlier of June 3, 2016 or our 2016 Annual Meeting of Stockholders. We expect to present to our stockholders a similar proposal at our 2016 Annual Meeting of Stockholders. Sales or other issuances by us of our common stock at a discount from our net asset value pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering. See “Sales of Common Stock Below Net Asset Value” in this prospectus and in the prospectus supplement, if applicable.

Leverage	We borrow funds to make additional investments. We use this practice, which is known as “leverage,” to attempt to increase returns to our stockholders, but it involves significant risks. See “Risk Factors,” “Senior Securities” and “Regulation – Senior Securities.” With certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing. The amount of leverage that we employ at any particular time will depend on our Investment Advisor’s investment committee’s and our board of directors’ assessment of market and other factors at the time of any proposed borrowing. In addition, the maximum amount of leverage that three or more SBICs under common control can have outstanding is $350.0 million.

Available Information	We are required to file periodic reports, current reports, proxy statements and other information with the SEC. This information is available on the SEC’s Internet website at www.sec.gov. You can also inspect any materials we file with the SEC, without charge, at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the Public Reference Room. We intend to provide much of the same information on our website at www.fdus.com. Information contained on our website is not part of this prospectus or any prospectus supplement and should not be relied upon as such.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you,” “us,” “the Company” or “Fidus,” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in us.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)	—	(1)
Offering expenses borne by us (as a percentage of offering price)	—	(2)
Dividend reinvestment plan expenses	—	(3)
Total stockholder transaction expenses paid by us (as a percentage of offering price)	—	(4)
Annual expenses (as a percentage of net assets attributable to common stock)(5):
Base management fee	3.1	% (6)
Incentive fees payable under Investment Advisory Agreement	2.7	% (7)
Interest payments on borrowed funds	3.9	% (8)
Other expenses	1.6	% (9)

Total annual expenses	11.3	% (10)

(1)	In the event that securities to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load.
(2)	In the event that we conduct an offering of any of our securities, a corresponding prospectus supplement will disclose the estimated offering expenses because they will be ultimately borne by us.
(3)	The expenses of administering our dividend reinvestment plan are included in other expenses.
(4)	Total stockholder transaction expenses may include a sales load and will be disclosed in a future prospectus supplement, if any.
(5)	Net assets attributable to common stock equals average net assets as of December 31, 2015.
(6)	Our base management fee is 1.75% of the average value of our total assets (other than cash and cash equivalents but including assets purchased with borrowed amounts). This item represents actual base management fees incurred for the year ended December 31, 2015. We may from time to time decide it is appropriate to change the terms of the Investment Advisory Agreement. Under the 1940 Act, any material change to our Investment Advisory Agreement must be submitted to stockholders for approval. The 3.1% reflected in the table is calculated on our net assets (rather than our total assets). See “Management and Other Agreements—Investment Advisory Agreement.”
(7)	This item represents actual fees incurred on pre-incentive fee net investment income for the year ended December 31, 2015. As of December 31, 2015, there was no capital gains incentive fee payable.

The incentive fee consists of two parts:

The first, payable quarterly in arrears, equals 20.0% of our pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets, (including interest that is accrued but not yet received in cash), subject to a 2.0% quarterly (8.0% annualized) hurdle rate and a “catch-up” provision measured as of the end of each calendar quarter. Under this provision, in any calendar quarter, our investment advisor receives no incentive fee until our pre-incentive fee net investment income equals the hurdle rate of 2.0% but then receives, as a “catch-up,” 100.0% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.5%. The effect of this provision is that, if pre-incentive fee net investment income exceeds 2.5% in any calendar quarter, our investment advisor will receive 20.0% of our pre-incentive fee net investment income as if a hurdle rate did not apply.

The second part, payable annually in arrears, equals 20.0% of our realized capital gains net of realized capital losses and unrealized capital depreciation, if any, on a cumulative basis from inception through the end of the fiscal year (or upon the termination of the Investment Advisory Agreement, as of the termination date), less the aggregate amount of any previously paid capital gain incentive fees. We accrue, but do not pay, a capital gains incentive fee in connection with any net unrealized capital appreciation, as appropriate. For the year ended December 31, 2015, we reversed $0.1 million in previously accrued capital gains incentive fees in accordance with generally accepted accounting principles.

See “Management and Other Agreements—Investment Advisory Agreement.”

(8)	As of December 31, 2015, we had outstanding SBA debentures of $213.5 million, and unfunded commitments from the SBA to purchase up to an additional of $11.5 million SBA debentures, as well as $15.5 million in outstanding borrowings under the Credit Facility, which has total commitment of $50.0 million . Interest payments on borrowed funds is based on estimated annual interest and fee expenses on outstanding SBA debentures and borrowings under the Credit Facility as of December 31, 2015 with a weighted average interest rate of 4.0%. We have estimated the annual interest expense on borrowed funds and caution you that our actual interest expense will depend on prevailing interest rates and our rate of borrowing, which may be substantially higher than the estimate provided in this table.
(9)	Other expenses represent our estimated annual operating expenses, as a percentage of net assets attributable to common shares estimated for the current year, including professional fees, directors’ fees, insurance costs, expenses of our dividend reinvestment plan and payments under the Administration Agreement based on our allocable portion of overhead and other expenses incurred by our administrator. See “Management and Other Agreements—Administration Agreement.” Other expenses exclude interest payments on borrowed funds, and if we issue debt securities or preferred stock, interest payments on debt securities and distributions with respect to preferred stock. We currently do not have any class of securities outstanding other than common stock. “Other expenses” are based on actual other expenses for the year ended December 31, 2015.
(10)	“Total annual expenses” as a percentage of consolidated net assets attributable to common stock are higher than the total annual expenses percentage would be for a company that is not leveraged. We borrow money to leverage our net assets and increase our total assets. The SEC requires that the “total annual expenses” percentage be calculated as a percentage of net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period), rather than the total assets, including assets that have been purchased with borrowed amounts. If the “total annual expenses” percentage were calculated instead as a percentage of average consolidated total assets, our “total annual expenses” would be 6.1% of average consolidated total assets.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses over various periods with respect to a hypothetical investment in us. In calculating the following expense amounts, we have assumed we would have no additional leverage, that none of our assets are cash or cash equivalents and that our annual operating expenses would remain at the levels set forth in the table above. Transaction expenses are not included in the following example.

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return	$116	$325	$508	$869
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return resulting entirely from net realized capital gains (all of which is subject to our incentive fee on capital gains)	$123	$343	$532	$895

The foregoing table is to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly. While the example assumes, as required by the SEC, a 5.0% annual return, our performance will vary and may result in a return greater or less than 5.0%. The incentive fee under the Investment Advisory Agreement, which, assuming a 5.0% annual return, would either not be payable or have an insignificant impact on the expense amounts shown above, is not included in the example. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses, and returns to our investors, would be higher. In addition, while the example assumes reinvestment of all distributions at net asset value, if our board of directors authorizes and we declare a cash dividend, participants in our dividend reinvestment plan who have not otherwise elected to receive cash will receive a number of shares of our common stock, determined by dividing the total dollar amount of the distribution payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the distribution. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

This example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

RISK FACTORS

Investing in our securities involves a number of significant risks. You should carefully consider these risk factors, together with all of the other information included in this prospectus, or any prospectus supplement. The risks set out below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us may also impair our operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, our net asset value and the trading price of our common stock could decline, and you may lose all or part of your investment.

Risks Relating to Our Business and Structure

We are dependent upon our investment advisor’s managing members and our executive officers for our future success. If our investment advisor was to lose any of its managing members or we lose any of our executive officers, our ability to achieve our investment objective could be significantly harmed.

We depend on the investment expertise, skill and network of business contacts of the managing members of our investment advisor, who evaluate, negotiate, structure, execute and monitor our investments. Our future success will depend to a significant extent on the continued service and coordination of the investment professionals of our investment advisor and executive officers. Certain investment professionals and executives may not devote all of their business time to our operations and may have other demands on their time as a result of other activities. The departure of any of these individuals could have a material adverse effect on our ability to achieve our investment objective.

Our business model depends to a significant extent upon strong referral relationships with financial institutions, sponsors and investment professionals. Any inability of our investment advisor to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.

We depend upon the investment professionals of our investment advisor to maintain their relationships with financial institutions, sponsors and investment professionals, and we intend to rely to a significant extent upon these relationships to provide us with potential investment opportunities. If the investment professionals of our investment advisor fail to maintain such relationships, or to develop new relationships with other sources of investment opportunities, we will not be able to grow our investment portfolio. In addition, individuals with whom the investment professionals of our investment advisor have relationships are not obligated to provide us with investment opportunities, and, therefore, we can offer no assurance that these relationships will generate investment opportunities for us in the future.

Our financial condition and results of operation depends on our ability to manage our business effectively.

Our ability to achieve our investment objective and grow depends on our ability to manage our business and deploy our capital effectively. This depends, in turn, on our investment advisor’s ability to identify, evaluate and monitor companies that meet our investment criteria. The achievement of our investment objectives on a cost-effective basis depends upon our investment advisor’s execution of our investment process, its ability to provide competent, attentive and efficient services to us and, to a lesser extent, our access to financing on acceptable terms. Our investment advisor has substantial responsibilities under the Investment Advisory Agreement. In addition, our investment advisor’s investment professionals may be called upon to provide managerial assistance to our portfolio companies. These activities may distract them or slow our rate of investment. Any failure to manage our business and our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.

We may suffer credit losses and our investments could be rated below investment grade.

Private debt in the form of mezzanine, senior secured or unitranche loans to corporate and asset-based borrowers is highly speculative and involves a high degree of risk of credit loss, and therefore an investment in our shares of common stock may not be suitable for someone with a low tolerance for risk. These risks are likely to increase during an economic recession.

In addition, investments in our portfolio are typically not rated by any rating agency. We believe that if such investments were rated, the vast majority would be rated below investment grade (which is sometime referred to as “junk”) due to speculative characteristics of the issuer’s capacity to pay interest and repay principal. Our investments may result in an amount of risk, volatility or potential loss of principal that is greater than that of alternative investments.

Because we borrow money and may in the future issue additional senior securities, including preferred stock and debt securities, the potential for gain or loss on amounts invested in us is magnified and may increase the risk of investing in us.

Borrowings, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in us. The Funds borrow from and issue debt securities to the SBA, and we may borrow from banks and other lenders in the future. The SBA has fixed dollar claims on the Funds’ assets that are superior to the claims of our stockholders. We may also borrow from banks and other lenders or issue additional senior securities including preferred stock and debt securities in the future. If the value of our assets increases, then leveraging would cause the net asset value attributable to our common stock to increase more sharply than it would have had we not used leverage. Conversely, if the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any increase in our income in excess of interest payable on the borrowed funds would cause our net income to increase more than it would without the leverage, while any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make distributions to our stockholders. Leverage is generally considered a speculative investment technique.

Our ability to achieve our investment objectives may depend in part on our ability to achieve additional leverage on favorable terms by borrowing from the SBA, banks or other lenders, and there can be no assurance that such additional leverage can in fact be achieved.

As a BDC, we are generally required to meet a coverage ratio at least equal to 200.0% of total assets to total borrowings and other senior securities, which include all of our borrowings (other than the Funds’ SBA leverage under the terms of SEC exemptive relief) and any preferred stock we may issue in the future. If this ratio declines below 200.0%, we may not be able to incur additional debt and may need to sell a portion of our investments to repay some debt when it is disadvantageous to do so, and we may not be able to make distributions to our stockholders.

The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing in the table below.

Assumed Return on Our Portfolio

(Net of Expenses)

	(10.0)%	(5.0)%	0.0%	5.0%	10.0%
Corresponding return to common stockholder (1)	(23.3)%	(13.5)%	(3.7)%	6.1%	16.0%

(1)	Assumes $485.5 million in total assets, $213.5 million in outstanding SBA debentures, $15.5 million in borrowings under the Credit Facility, and $247.4 million in net assets as of December 31, 2015 and an average cost of funds of 4.0%.

Funding a portion of our investments with preferred stock would magnify the potential for gain or loss and the risks of investing in us in the same way as our other borrowings.

Preferred stock, which is another form of leverage, has the same risks to our common stockholders as borrowings because the distributions with respect to any preferred stock must be cumulative. Payment of such distributions and repayment of the liquidation preference of such preferred stock must take preference over any distributions or other payments to our common stockholders, and preferred stockholders are not subject to any of our expenses or losses and are not entitled to participate in any income or appreciation in excess of their stated preference.

Pending legislation may allow us to incur additional leverage.

As a BDC, under the 1940 Act generally we are not permitted to incur indebtedness unless immediately after such borrowing we have an asset coverage for total borrowings of at least 200.0% (i.e., the amount of debt may not exceed 50.0% of the value of our assets). Legislation introduced to the U.S. House of Representatives, if passed, would modify this section of the 1940 Act and increase the amount of debt that BDCs may incur by modifying the minimum asset coverage ratio from 200.0% to 150.0%. If such legislation were to pass, we would be able to incur additional indebtedness in the future and therefore your risk of an investment in us may increase.

In addition, in December 2015, the 2016 omnibus spending bill approved by Congress and signed into law by the President increased the amount of SBA-guaranteed debentures that affiliated SBIC funds can have outstanding from $225.0 million to $350.0 million, subject to SBA approval. This new legislation may allow us to issue additional SBIC debentures above the $213.5 million of SBA-guaranteed debentures we had outstanding as of December 31, 2015. If we incur this additional indebtedness in the future, your risk of an investment in our securities may increase.

Many of our portfolio investments are recorded at fair value as determined in good faith by our board of directors, and, as a result, there is uncertainty as to the value of our portfolio investments and the valuation process for certain of our portfolio holdings creates a conflict of interest.

Many of our portfolio investments take the form of debt and equity securities that are not publicly-traded. The debt and equity securities in which we invest for which market quotations are not readily available are valued at fair value as determined in good faith by our board of directors. As part of the valuation process, we may take into account the following types of factors, if relevant, in determining the fair value of our investments:

•	a comparison of the portfolio company’s securities to comparable publicly-traded securities;

•	the enterprise value of a portfolio company;

•	the nature and realizable value of any collateral;

•	the portfolio company’s ability to make payments and its earnings and discounted cash flow;

•	the markets in which the portfolio company does business; and

•	changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments may be made in the future and other relevant factors.

The fair value of each investment in our portfolio is determined quarterly by our board of directors. Any changes in fair value of portfolio securities from the prior period are recorded in our consolidated statement of operations as net change in unrealized appreciation or depreciation.

In connection with that determination, investment professionals from our investment advisor prepare portfolio company valuations based upon the most recent portfolio company financial statements available and projected financial results of each portfolio company. In addition, certain members of our board of directors have a pecuniary interest in our investment advisor. The participation of our investment advisor’s investment professionals in our valuation process, and the pecuniary interest in our investment advisor by certain members of our board of directors, may result in a conflict of interest as the management fees that we pay our investment advisor are based on our gross assets less cash.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material. Declines in prices and liquidity in the corporate debt markets may also result in significant net unrealized depreciation in our debt portfolio. Our net asset value could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such investments.

We operate in a highly competitive market for investment opportunities, which could reduce returns and result in losses.

A number of entities compete with us to make the types of investments that we plan to make. We compete with public and private funds, commercial and investment banks, commercial financing companies and, to the extent they provide an alternative form of financing, private equity and hedge funds. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, we believe some of our competitors may have access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than we offer. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. If we match our competitors’ pricing, terms and structure, we may experience a decrease in net investment income or an increase in risk of capital loss. A significant part of our competitive advantage stems from the fact that the lower middle-market is underserved by traditional commercial and investment banks, and generally has less access to capital. A significant increase in the number and/or the size of our competitors in this target market could force us to accept less attractive investment terms.

Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC or the source of income, asset diversification and distribution requirements we must satisfy to maintain our RIC status. The competitive pressures we face may have a material adverse effect on our business, financial condition and results of operations. As a result of this existing and potentially increasing competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we may not be able to identify and make investments that are consistent with our investment objective.

Our management and incentive fee structure may create incentives for our investment advisor that are not fully aligned with the interests of our stockholders and may encourage our investment advisor to make speculative investments.

The management and incentive fees paid to our investment advisor are based on our total assets (other than cash or cash equivalents but including assets purchased with borrowed amounts), and our investor advisor may therefore benefit when we incur debt or use leverage. This fee structure may encourage our investment advisor to cause us to borrow money to finance additional investments. Under certain circumstances, the use of borrowed money may increase the likelihood of default, which would disfavor our stockholders. Our board of directors is charged with protecting our interests by monitoring how our investment advisor addresses these and other conflicts of interests. Our board of directors is not expected to review or approve each borrowing or incurrence of leverage. However, our board of directors, periodically reviews our investment advisor’s portfolio management decisions and portfolio performance. In addition, our board of directors at least annually reviews the services provided by and fees paid to our investment advisor. In connection with these reviews, our board of directors, including a majority of our Independent Directors, considers whether the fees and expenses (including those related to leverage) that we pay to our investment advisor are fair and reasonable in relation to the services provided and must approve renewal of our Advisory Agreement.

The part of the incentive fee payable to our investment advisor that relates to our net investment income is computed and paid on income that includes interest income that has been accrued but not yet received in cash. This fee structure may encourage our investment advisor to favor debt financings that provide for deferred interest, rather than current cash payments of interest. Our investment advisor may have an incentive to invest in deferred interest securities in circumstances where it would not have done so but for the opportunity to continue to earn the incentive fee even when the issuers of the deferred interest securities would not be able to make actual cash payments to us on such securities. This risk could be increased because our investment advisor is not obligated to reimburse us for any incentive fees received even if we subsequently incur losses or never receive in cash the deferred interest that was previously accrued.

The incentive fee is based, in part, upon net capital gains realized on our investments. Unlike the portion of the incentive fee based on income, there is no hurdle rate applicable to the portion of the incentive fee based on net capital gains. As a result, our investment advisor may have a tendency to invest more capital in investments that are likely to result in capital gains as compared to income producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.

We may be obligated to pay our investment advisor incentive compensation even if we incur a loss and may pay more than 20.0% of our net capital gains because we cannot recover payments made in previous years.

Our investment advisor will be entitled to incentive compensation for each fiscal quarter in an amount equal to a percentage of the excess of our pre-incentive fee net investment income for that quarter above a threshold return for that quarter. Our pre-incentive fee net investment income for incentive compensation purposes excludes realized and unrealized capital losses that we may incur in the fiscal quarter, even if such capital losses result in a net loss on our consolidated statement of operations for that quarter. Thus, we may be required to pay our investment advisor incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or we incur a net loss for that quarter. Further, if we pay an incentive fee of 20.0% of our realized capital gains (net of all realized capital losses and unrealized capital depreciation on a cumulative basis) and thereafter experience additional realized capital losses or unrealized capital depreciation, we will not be able to recover any portion of the incentive fee previously paid.

We may have potential conflicts of interest related to obligations that our investment advisor may have to other clients.

Currently the Company, the Funds and Fidus Credit Opportunities LLC are the only investment vehicles managed by our investment advisor. The Investment Advisory Agreement does not limit our investment advisor’s ability to act as an investment advisor to other funds, including other BDCs, or other investment advisory clients. To the extent our investment advisor acts as an investment advisor to other funds or clients, including Fidus Credit Opportunities LLC, we may have conflicts of interest with our investment advisor or its other clients that elect to invest in similar types of securities as those in which we invest. Members of our investment advisor’s investment committee serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do, or of investment funds or other investment vehicles managed by our investment advisor. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the best interests of us or our stockholders. Our investment advisor will seek to allocate investment opportunities among eligible accounts in a manner that is fair and equitable over time and consistent with an allocation policy approved by our board of directors.

To the extent our investment adviser forms affiliates, including Fidus Credit Opportunities LLC, we may co-invest on a concurrent basis with such affiliates, subject to compliance with applicable regulations and regulatory guidance and our allocation procedures. While we may co-invest with investment entities managed by our investment advisor or its affiliates, to the extent permitted by the 1940 Act and the rules and regulations thereunder, the 1940 Act imposes significant limits on co-investment. As a result, we, Fidus Investment Advisors, LLC, the Funds, and Fidus Credit Opportunities, LLC have applied for exemptive relief from the SEC under the 1940 Act, which, if granted, would allow additional latitude to co-invest. However, there is no assurance when, or even if, we will obtain such relief. In the event the SEC does not grant us relief, we will be limited in our ability to invest in certain portfolio companies in which Fidus Investment Advisors, LLC or any of its respective affiliates are investing or are invested. Even if we are able to obtain exemptive relief, we will be unable to participate in certain transactions originated by Fidus Investment Advisors, LLC or its respective affiliates prior to receipt of such relief.

Our investment advisor or its investment committee may, from time to time, possess material non-public information, limiting our investment discretion.

The investment professionals of our investment advisor may serve as directors of, or in a similar capacity with, companies in which we invest, the securities of which are purchased or sold on our behalf. In the event that material non-public information is obtained with respect to such companies, or we become subject to trading restrictions under the internal trading policies of those companies or as a result of applicable law or regulations, we could be prohibited for a period of time from purchasing or selling the securities of such companies, and this prohibition may have an adverse effect on us.

We may have conflicts related to other arrangements with our investment advisor.

We entered into a license agreement with Fidus Partners, LLC under which Fidus Partners, LLC granted us a non-exclusive (provided that there is not a change in control of Fidus Partners, LLC), royalty-free license to use the name “Fidus.” Some of the members of our investment advisor’s investment committee and the senior origination professionals of our investment advisor are members of Fidus Partners, LLC. See “Management and Other Agreements — License Agreement.” In addition, we rent office space from our investment advisor and pay to our investment advisor our allocable portion of overhead and other expenses incurred in performing its obligations under the Administration Agreement, such as our allocable portion of the cost of our chief financial officer and chief compliance officer. This creates conflicts of interest that our board of directors must monitor.

The Funds are licensed by the SBA, and, therefore, are subject to SBA regulations.

The Funds are licensed to operate as SBICs and are regulated by the SBA. Under current SBA regulations, a licensed SBIC can provide capital to those entities that have a tangible net worth not exceeding $19.5 million and an average annual net income after U.S. federal income taxes not exceeding $6.5 million for the two most recent fiscal years. In addition, a licensed SBIC must devote 25.0% of its investment activity to those entities that have a tangible net worth not exceeding $6.0 million and an average annual net income after U.S. federal income taxes not exceeding $2.0 million for the two most recent fiscal years. The SBA regulations also provide alternative size standard criteria to determine eligibility, which depend on the industry in which the business is engaged and are based on either the number of employees or the gross sales of the business. The SBA regulations permit licensed SBICs to make long term loans to small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services. The SBA also places certain limitations on the financing terms of investments by SBICs in portfolio companies and prohibits SBICs from providing funds for certain purposes or to businesses in certain prohibited industries. Further, the SBA regulations require that a licensed SBIC be periodically examined and audited by the SBA staff to determine its compliance with the relevant SBA regulations. Compliance with these SBA requirements may cause the Funds to forego attractive investment opportunities that are not permitted under the SBA regulations, and may cause the Funds to make investments they otherwise would not make in order to remain in compliance with these regulations.

Failure to comply with the SBA regulations could result in the loss of the SBIC licenses and the resulting inability to participate in the SBA debenture program. The SBA prohibits, without prior SBA approval, a “change of control” of an SBIC or transfers that would result in any person (or a group of persons acting in concert) owning 10.0% or more of a class of capital stock of a licensed SBIC. Current SBA regulations provide the SBA with certain rights and remedies if an SBIC violates their terms. A key regulatory metric for SBA is the extent of “Capital Impairment,” which is the extent of realized (and, in certain circumstances, net unrealized) losses compared with the SBIC’s private capital commitments. Interest payments, management fees, organization and other expenses are included in determining “realized losses.” SBA regulations preclude the full amount of “unrealized appreciation” from portfolio companies from being considered when calculating Capital Impairment in certain circumstances. Remedies for regulatory violations are graduated in severity depending on the seriousness of Capital Impairment or other regulatory violations. For minor regulatory infractions, the SBA issues a warning. For more serious infractions, the use of SBA debentures may be limited or prohibited, outstanding debentures can be declared to be immediately due and payable, restrictions on distributions and making new investments may be imposed and management fees may be required to be reduced. In severe cases, the SBA may require the removal of a general partner of an SBIC or its officers, directors, managers or partners, or the SBA may obtain appointment of a receiver for the SBIC.

SBA regulations limit the amount of SBA-guaranteed debt that may be borrowed by an SBIC.

The SBA regulations currently limit the amount that is available to be borrowed by any SBIC and guaranteed by the SBA to 300.0% of an SBIC’s regulatory capital or $150.0 million, whichever is less. For three or more SBICs under common control, the maximum amount of outstanding SBA debentures cannot exceed $350.0 million. If the Funds borrow the maximum amount from the SBA and thereafter require additional capital, our cost of capital may increase, and there is no assurance that we will be able to obtain additional financing on acceptable terms.

Moreover, the Funds’ current status as SBICs does not automatically assure that they will continue to receive funding through the SBA debenture program. Receipt of SBA debenture funding is dependent upon the Funds’ continuing compliance with SBA regulations and policies and there being funding available. The amount of SBA debenture funding available to SBICs is dependent upon annual Congressional authorizations and in the future may be subject to annual Congressional appropriations. There can be no assurance that there will be sufficient SBA debenture funding available at the times desired by the Funds.

The debentures issued by the Funds and guaranteed by the SBA have a maturity of ten years and bear interest semi-annually at fixed rates. The Funds will need to generate sufficient cash flow to make required debt payments on such debentures. If the Funds are unable to generate such cash flow, the SBA, as guarantor of the debentures, will have a superior claim to our assets over our stockholders in the event the Funds liquidate or the SBA exercises its remedies under such debentures as the result of a default by the Funds.

The Funds, as SBICs, are limited in their ability to make distributions to us, which could result in us being unable to meet the minimum distribution requirements to maintain our tax treatment as a RIC.

In order to maintain our tax treatment as a RIC, we are required to distribute to our stockholders on an annual basis 90.0% of our net ordinary income and net short-term capital gains in excess of net long-term capital losses. For this purpose, our taxable income will include the income of the Funds (and any other entities that are disregarded as separate from us for U.S. federal income tax purposes). The Funds’ ability to make distributions to us may be limited by the Small Business Investment Act of 1958. As a result, in order to maintain our tax treatment as a RIC, we may be required to make distributions attributable to the Funds’ income without receiving any corresponding cash distributions with respect to such income. We can make no assurances that the Funds will be able to make, or not be limited in making, distributions to us. If we are unable to satisfy the annual distribution requirements, we may fail to maintain our tax treatment as a RIC, which would result in the imposition of corporate-level U.S. federal income tax on our entire taxable income without regard to any distributions made by us. See “We will be subject to corporate-level U.S. federal income tax if we are unable to maintain our qualification as a RIC under Subchapter M of the Code.”

Changes in interest rates will affect our cost of capital and net investment income.

Most of our debt investments bear interest at fixed rates and the value of these investments could be negatively affected by increases in market interest rates. In addition, to the extent that we borrow additional funds to make investments, an increase in interest rates would make it more expensive for us to use debt to finance our investments. As a result, a significant increase in market interest rates could both reduce the value of our portfolio investments and increase our cost of capital, which would reduce our net investment income. Conversely, a decrease in interest rates may have an adverse impact on our returns by requiring us to seek lower yields on our debt investments and by increasing the risk that our portfolio companies will prepay the debt investments, resulting in the need to redeploy capital at potentially lower rates.

You should also be aware that a rise in market interest rates typically leads to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates may result in an increase of the amount of incentive fees payable to our investment advisor.

Capital markets may experience periods of disruption and instability and we cannot predict when these conditions will occur. Such market conditions could materially and adversely affect debt and equity capital markets in the United States and abroad, which could have a negative impact on our business, financial condition and results of operations.

The U.S. and global capital markets experienced extreme volatility and disruption during the economic downturn that began in mid-2007, and the U.S. economy was in a recession for several consecutive calendar quarters during the same period. In 2010, a financial crisis emerged in Europe, triggered by high budget deficits and rising direct and contingent sovereign debt, which created concerns about the ability of certain nations to continue to service their sovereign debt obligations. Risks resulting from such debt crisis and any future debt crisis in Europe or any similar crisis elsewhere could have a detrimental impact on the global economic recovery, sovereign and non-sovereign debt in certain countries and the financial condition of financial institutions generally. In July and August 2015, Greece reached agreements with its creditors for bailouts that provide aid in exchange for certain austerity measures. These and similar austerity measures may adversely affect world economic conditions and have an adverse impact on our business and that of our portfolio companies. In the second quarter of 2015, stock prices in China experienced a significant drop, resulting primarily from continued sell-off of shares trading in Chinese markets. In August 2015, Chinese authorities sharply devalued China’s currency. These market and economic disruptions adversely affected, and these and other similar market and economic disruptions may in the future affect, the U.S. capital markets, which could adversely affect our business and that of our portfolio companies. These market disruptions materially and adversely affected, and may in the future affect, the broader financial and credit markets and has reduced the availability of debt and equity capital for the market as a whole and to financial firms, in particular. At various times, these disruptions resulted in, and may in the future result, a lack of liquidity in parts of the debt capital markets, significant write-offs in the financial services sector and the repricing of credit risk. These conditions may reoccur for a prolonged period of time again or materially worsen in the future, including as a result of further downgrades to the U.S. government’s sovereign credit rating or the perceived credit worthiness of the United States or other large global economies. Unfavorable economic conditions, including future recessions, also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. We may in the future have difficulty accessing debt and equity capital on attractive terms, or at all, and a severe disruption and instability in the global financial markets or deteriorations in credit and financing conditions may cause us to reduce the volume of loans we originate and/or fund, adversely affect the value of our portfolio investments or otherwise have a material adverse effect on our business, financial condition, results of operations and cash flows.

We may experience fluctuations in our quarterly operating results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including our ability or inability to make investments in companies that meet our investment criteria, the interest rate payable on the debt securities we acquire, the default rate on such securities, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

We will be subject to corporate-level U.S. federal income tax if we are unable to maintain qualification as a RIC under Subchapter M of the Code.

We have elected to be treated as a RIC under Subchapter M of the Code; however, no assurance can be given that we will be able to maintain our RIC tax treatment. To avoid the imposition of U.S. federal income taxes on income and gains distributed to our stockholders, we must meet certain requirements, including source-of-income, asset diversification and annual distribution requirements. The source-of-income requirement will be satisfied if we derive at least 90.0% of our gross income for each year from dividends, interest, gains from sale of securities or similar sources. To maintain our status as a RIC, we must also meet certain asset diversification requirements at the end of each calendar quarter. Failure to meet these requirements may result in our losing our RIC status or our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private or thinly traded public companies, any such dispositions could be made at disadvantageous prices and may result in substantial losses. The annual distribution requirement applicable to RICs will be satisfied if we distribute at least 90.0% of our net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to our stockholders on an annual basis. In addition, we will be subject to a 4.0% nondeductible federal excise tax to the extent that we do not satisfy certain additional minimum distribution requirements on a calendar-year basis. We will be subject, to the extent we use debt financing, to certain asset coverage ratio requirements under the 1940 Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making annual distributions necessary to maintain our tax treatment as a RIC. If we are unable to obtain cash from other sources, we may fail to maintain our tax treatment as a RIC and, thus, may be subject to U.S. federal corporate income tax on our entire taxable income without regard to any distributions made by us. If we fail to maintain our status as a RIC for any reason and become subject to U.S. corporate income tax, the resulting tax liability could substantially reduce our net assets, the amount of income available for distributions to stockholders and the amount of our distributions and the amount of funds available for new investments. Such a failure would have a material adverse effect on us and our stockholders.

We may not be able to pay you distributions, our distributions may not grow over time, a portion of distributions paid to you may be a return of capital, and investors in our debt securities may not receive all of the interest income to which they are entitled.

We intend to pay quarterly distributions to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. Our ability to pay distributions might be harmed by, among other things, the risk factors described in this prospectus. In addition, the inability to satisfy the asset coverage test applicable to us as a BDC could, in the future, limit our ability to pay distributions. All distributions will be paid at the discretion of our board of directors and will depend on our earnings, our financial condition, maintenance of our RIC tax treatment, compliance with applicable BDC regulations, SBA regulations, state corporate laws affecting the distribution of corporate assets and such other factors as our board of directors may deem relevant from time to time. We cannot assure you that we will pay distributions to our stockholders in the future.

If we issue debt securities in the future, the above-referenced restrictions on distributions may also inhibit our ability to make required interest payments to holders of any such debt securities, which may cause a default under the terms of our then-existing debt agreements. Such a default could materially increase our cost of raising capital, as well as cause us to incur penalties under the terms of our then-existing debt agreements.

When we make quarterly distributions, we will be required to determine the extent to which such distributions are paid out of current and accumulated earnings and profits, recognized capital gain or capital. To the extent there is a return of capital, investors will be required to reduce their basis in our stock for U.S. federal income tax purposes.

We may have difficulty paying our required distributions if we recognize income before, or without, receiving cash representing such income.

For U.S. federal income tax purposes, we are required to include in our income certain amounts that we have not yet received in cash, such as original issue discount, which may arise if we receive warrants in connection with the making of a loan or in other circumstances, and contracted payment-in-kind interest, which represents contractual interest added to the loan balance and due at the end of the loan term. Such original issue discount, or increases in loan balances as a result of contracted payment-in-kind arrangements, will be included in our income before we receive any corresponding cash payments. We also may be required to include in our income certain other amounts that we will not receive in cash.

Since in certain cases we may be required to recognize income before or without receiving cash representing such income, we may have difficulty meeting the requirement to distribute on an annual basis at least 90.0% of our net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to maintain our tax treatment as a RIC. In such a case, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities to satisfy the annual distribution requirements. In such circumstances, if we are unable to obtain such cash from other sources, we may fail to maintain our tax treatment as a RIC and thus be subject to corporate-level U.S. federal income tax. See “We will be subject to corporate-level U.S. federal income tax if we are unable to maintain our qualification as a RIC under Subchapter M of the Code.”

If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of the incentive fee will become uncollectible. Our investment advisor will not be under any obligation to reimburse us for any part of the incentive fee it received that was based on accrued income that we never receive as a result of a default by an entity on the obligation that resulted in the accrual of such income. That part of the incentive fee payable by us that relates to our net investment income will be computed and paid on income that may include interest that has been accrued but not yet received in cash, such as market discount, debt instruments with payment-in-kind interest, preferred stock with payment-in-kind dividends and zero coupon securities.

You may have a current tax liability on distributions you elect to reinvest in our common stock but would not receive cash to pay such tax liability.

If you participate in our dividend reinvestment plan, you will be deemed to have received, and for U.S. federal income tax purposes will be taxed on, the amount reinvested in our common stock to the extent the amount reinvested was not a tax-free return of capital. As a result, unless you are a tax-exempt entity, you may have to use funds from other sources to pay your tax liability on the value of our common stock received as a result of the distribution.

Because we expect to distribute substantially all of our net investment income and net realized capital gains to our stockholders, we will need additional capital to finance our growth, and such capital may not be available on favorable terms or at all.

We have elected to be taxed for U.S. federal income tax purposes as a RIC under Subchapter M of the Code. If we continue to meet certain requirements, including source-of-income, asset diversification and distribution requirements, and if we continue to be regulated as a BDC, we will continue to qualify to be taxed as a RIC and therefore will not have to pay U.S. federal corporate income tax on income that we timely distribute to our stockholders, allowing us to substantially reduce or eliminate our corporate-level income tax liability. As a BDC, we are generally required to meet a coverage ratio of total assets to total senior securities, which includes all of our borrowings (other than SBA leverage) and any preferred stock we may issue in the future, of at least 200.0% at the time we issue any debt or preferred stock. This requirement limits the amount of our leverage. Because we will continue to need capital to grow our investment portfolio, this limitation may prevent us from incurring debt or issuing preferred stock and require us to raise additional equity at a time when it may be disadvantageous to do so.

While we expect to be able to borrow and to issue additional debt and equity securities, we cannot assure you that debt and equity financing will be available to us on favorable terms, or at all. If additional funds are not available to us, we could be forced to curtail or cease new investment activities, and our net asset value could decline. In addition, as a BDC, we generally are not permitted to issue equity securities priced below net asset value without stockholder approval. At our Annual Stockholders Meeting on June 3, 2015, our stockholders voted to allow us to issue common stock at a price below net asset value per share for a period of one year ending on the earlier of June 3, 2016 or the date of our 2016 Annual Meeting of Stockholders. We expect to present to our stockholders a similar proposal at our 2016 Annual Meeting of Stockholders. The maximum number of shares issuable below net asset value pursuant to the authority granted by our stockholders that could result in such dilution is limited to 25.0% of FIC’s then outstanding common stock immediately prior to each such sale. We do not intend to issue shares of our common stock below net asset value unless our board of directors determines that it would be in our stockholders’ best interests to do so. The level of net asset value dilution that could result from such an offering is not limited.

Illustration: Examples of Dilutive Effect of the Issuance of Shares Below Net Asset Value. The following table illustrates the level of net asset value dilution that would be experienced by a nonparticipating stockholder in three different hypothetical offerings of different sizes and levels of discount from net asset value per share, although it is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below.

Assume that Company XYZ has 1,000,000 common shares outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities. The current net asset value and net asset value per share are thus $10,000,000 and $10.00, respectively. The table illustrates the dilutive effect on nonparticipating Stockholder A of (1) an offering of 50,000 shares (5.0% of the outstanding shares) at $9.50 per share after offering expenses and commission (a 5.0% discount from net asset value), (2) an offering of 100,000 shares (10.0% of the outstanding shares) at $9.00 per share after offering expenses and commissions (a 10.0% discount from net asset value) and (3) an offering of 200,000 shares (20.0% of the outstanding shares) at $8.00 per share after offering expenses and commissions (a 20.0% discount from net asset value). The acronym “NAV” stands for “net asset value.”

In any offering of common stock, we will present the actual dilution to stockholders in tabular form in the prospectus supplement specific to that offering.

		Example 1 5.0% Offering At 5.0% Discount		Example 2 10.0% Offering At 10.0% Discount		Example 3 20.0% Offering At 20.0% Discount		Example 4 25% Offering At 25% Discount		Example 5 25% Offering At 100% Discount
Period	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	—	$10.00	—	$9.47	—	$8.42	—	$7.89	—	$—	—
Net Proceeds per Share to Issuer	—	$9.50	—	$9.00	—	$8.00	—	$7.50	—	$—	—
Decrease to NAV
Total Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,200,000	20.00%	1,250,000	25.00%	1,250,000	25.00%
NAV per Share	$10.00	$9.98	(0.24)%	$9.91	(0.91)%	$9.67	(3.33)%	$9.50	(5.00)%	$8.00	(20.00)%
Dilution to Stockholder
Shares Held by Stockholder A	10,000	10,000	—	10,000	—	10,000	—	10,000	—	10,000	—
Percentage Held by Stockholder A	1.0%	0.95	(4.76)%	0.91%	(9.09)%	0.83%	(16.67)%	0.80%	(20.00)%	0.80%	(20.00)%
Total Asset Values
Total NAV Held by Stockholder A	$100,000	$99,762	(0.24)%	$99,091	(0.91)%	$96,667	(3.33)%	$95,000	(5.00)%	$80,000	(20.00)%
Total Investment by Stockholder A (Assumed to Be $10.00 per Share)	$100,000	$100,000	—	$100,000	—	$100,000	—	$100,000	—	$100,000	—
Total Dilution to Stockholder A (Total NAV Less Total Investment)	—	$(238)	—	$(909)	—	$(3,333)	—	$(5,000)	—	$(20,000)	—
Per Share Amounts
NAV per Share Held by Stockholder A	—	$9.98	—	$9.91	—	$9.67	—	$9.50	—	$8.00	—
Investment per Share Held by Stockholder A (Assumed to be $10.00 per Share)	$10.00	$10.00	—	$10.00	—	$10.00	—	$10.00	—	$10.00	—
Dilution per Share Held by Stockholder A (NAV per Share Less Investment per Share)	—	$(0.02)	—	$(0.09)	—	$(0.33)	—	$(0.50)	—	$(2.00)	—
Percentage Dilution to Stockholder A (Dilution per Share Divided by Investment per Share)	—	—	(0.24)%	—	(0.91)%	—	(3.33)%	—	(5.00)%	—	(20.00)%

Our board of directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.

Our board of directors has the authority, except as otherwise provided by the 1940 Act, to modify or waive certain of our operating policies and strategies without prior notice and without stockholder approval. Under Maryland law, we also cannot be dissolved without prior stockholder approval except by judicial action. In addition, upon approval of a majority of our stockholders, we may elect to withdraw our status as a BDC. If we, or Fund I, decide to withdraw our election, or if we otherwise fail to maintain our qualification, as a BDC, we may be subject to the substantially greater regulation under the 1940 Act as a closed-end investment company. Compliance with such regulations would significantly decrease our operating flexibility, and could significantly increase our costs of doing business. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results or the value of our common stock. Nevertheless, any such changes could adversely affect our business and impair our ability to make distributions.

Any failure on our part to maintain our status as a BDC would reduce our operating flexibility.

If we, or Fund I, fail to maintain our status as a BDC, we might be regulated as a closed-end investment company under the 1940 Act, which would subject us to substantially more onerous regulatory restrictions under the 1940 Act and correspondingly decrease our operating flexibility.

Regulations governing our operation as a BDC affect our ability to raise, and the way in which we raise, additional capital which may have a negative effect on our growth.

Our business will require capital to operate and grow. We may acquire such additional capital from the following sources:

Senior Securities. Currently we, through the Funds, issue debt securities guaranteed by the SBA and have access to funds under a revolving credit facility. In the future, we may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as senior securities. As a result of issuing senior securities, we will be exposed to additional risks, including, but not limited to, the following:

•

Under the provisions of the 1940 Act, we are permitted, as a BDC, to issue senior securities only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200.0% after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our debt at a time when such sales and/or repayments may be disadvantageous. Further, we will not be permitted to declare or make any distribution to stockholders or repurchase shares until such time as we satisfy this test.

•	Any amounts that we use to service our debt or make payments on preferred stock will not be available for distributions to our common stockholders.

•	It is likely that any senior securities or other indebtedness we issue will be governed by an indenture or other instrument containing covenants restricting our operating flexibility. Additionally, some of these securities or other indebtedness may be rated by rating agencies, and in obtaining a rating for such securities and other indebtedness, we may be required to abide by operating and investment guidelines that further restrict operating and financial flexibility.

•	We and, indirectly, our stockholders will bear the cost of issuing and servicing such securities and other indebtedness.

•	Preferred stock or any convertible or exchangeable securities that we issue in the future may have rights, preferences and privileges more favorable than those of our common stock, including separate voting rights and could delay or prevent a transaction or a change in control to the detriment of the holders of our common stock.

Additional Common Stock. Under the provisions of the 1940 Act, we are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, warrants, options or rights to acquire our common stock, at a price below the current net asset value of the common stock if our board of directors determines that such sale is in the best interests of our stockholders, and our stockholders approve such sale. At our Annual Stockholders Meeting on June 3, 2015, our stockholders voted to allow us to issue common stock at a price below net asset value per share for a period of one year ending on the earlier of June 3, 2016 or the date of our 2016 Annual Meeting of Stockholders. We expect to present to our stockholders a similar proposal at our 2016 Annual Meeting of Stockholders. The maximum number of shares issuable below net asset value pursuant to the authority granted by our stockholders that could result in such dilution is limited to 25.0% of FIC’s then outstanding common stock immediately prior to each such sale. We do not intend to sell or otherwise issue shares of our common stock below net asset value unless our board of directors determines that it would be in our stockholders’ best interests to do so. The level of net asset value dilution that could result from such an offering is not limited. In any such case, however, the price at which our common stock is to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities (less any distributing commission or discount). We may also make rights offerings to our stockholders at prices per share less than the net asset value per share, subject to applicable requirements of the 1940 Act and the regulations and staff interpretations thereunder. If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our stockholders at that time would decrease, and they may experience dilution. Moreover, we can offer no assurance that we will be able to issue and sell additional equity securities in the future, on favorable terms or at all.

Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.

We are subject to regulation at the local, state and federal level. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments we are permitted to make, any of which could harm us and our stockholders, potentially with retroactive effect. In addition, any change to the SBA’s current debenture program could have a significant impact on our ability to obtain low-cost leverage and, therefore, our competitive advantage over other funds.

Additionally, any changes to the laws and regulations governing our operations related to permitted investments may cause us to alter our investment strategy in order to meet our investment objectives. Such changes could result in material differences to the strategies and plans set forth in this report and may shift our investment focus from the areas of expertise of our investment advisor to other types of investments in which our investment advisor may have little or no expertise or experience. Any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.

The impact of financial reform legislation on us remains uncertain.

In light of the global financial crisis and resulting conditions in the U.S. and global financial markets and the U.S. and global economy, legislators, the presidential administration and regulators increased their focus on the regulation of the financial services industry. In July 2010, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) was enacted, instituting a wide range of reforms that impact all financial institutions. Many of the requirements called for in the Dodd-Frank Act are subject to implementation regulations, some of which will continue to be implemented over the course of the next several years. Given the continuing uncertainty associated with the manner in which the provisions of the Dodd-Frank Act will be implemented by the various regulatory agencies, the full impact new regulatory requirements will have on our business, results of operations or financial condition remains unclear. The changes resulting from the Dodd-Frank Act have, and may continue to, require us to invest significant management attention and resources to evaluate and make necessary changes in order to comply with new statutory and regulatory requirements. Failure to comply with any such laws, regulations or principles, or changes thereto, may negatively impact our business, results of operations and financial condition. While we cannot predict what effect the on-going changes in the laws or regulations implemented as a result of the Dodd-Frank Act, or the interpretations of such changes may have on us, these changes could be materially adverse to us and our stockholders.

Our ability to enter into and exit investment transactions with our affiliates will be restricted.

Except in those instances where we have received prior exemptive relief from the SEC, we will be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our Independent Directors. We, our investment advisor, the Funds, and Fidus Credit Opportunities, LLC have applied for exemptive relief from the SEC under the 1940 Act, which, if granted, will permit us to co-invest with other funds managed by our investment advisor or its affiliates in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. There can be no assurance that any such exemptive order will be obtained. In addition, any person that owns, directly or indirectly, 5.0% or more of our outstanding voting securities is deemed our affiliate for purposes of the 1940 Act and we are generally prohibited from buying or selling any security from or to such affiliate, absent the prior approval of our Independent Directors. The 1940 Act also prohibits “joint” transactions with an affiliate, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of our Independent Directors. If a person acquires more than 25.0% of our voting securities, we will be prohibited from buying or selling any security from or to such person, or entering into joint transactions with such person, absent the prior approval of the SEC. These restrictions could limit or prohibit us from making certain attractive investments that we might otherwise make absent such restrictions.

Our investment advisor can resign on 60 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

Our investment advisor has the right, under the Investment Advisory Agreement, to resign at any time upon not less than 60 days’ written notice, whether we have found a replacement or not. If our investment advisor resigns, we may not be able to find a new investment advisor or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions are likely to be adversely affected and the market price of our shares may decline. In addition, investment activities are likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by our investment advisor and its affiliates. Even if we are able to retain comparable management, whether internal or external, the integration of such management and their lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our financial condition, business and results of operations.

Our investment advisor can resign from its role as our administrator under the Administration Agreement, and we may not be able to find a suitable replacement, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

Our investment advisor also has the right to resign under the Administration Agreement, whether we have found a replacement or not. If our investment advisor resigns as our administrator, we may not be able to find a new administrator or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions are likely to be adversely affected and the market price of our shares may decline. In addition, administrative activities are likely to suffer if we are unable to identify and reach an agreement with a service provider or individuals with the expertise possessed by our investment advisor. Even if we are able to retain a comparable service provider or individuals to perform such services, whether internal or external, their integration into our business and lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our financial condition, business and results of operations.

Efforts to comply with the Sarbanes-Oxley Act will involve significant expenditures, and non-compliance with the Sarbanes-Oxley Act may adversely affect us and the market price of our common stock.

As a publicly-traded company, we incur legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Exchange Act, as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act and other rules implemented by the SEC.

Section 404 of the Sarbanes-Oxley Act requires that public companies evaluate and report on their systems of internal control over financial reporting. In addition, our independent registered public accounting firm must report on management’s evaluation of those controls. In future periods, we may identify deficiencies in our system of internal controls over financial reporting that may require remediation. There can be no assurances that any such future deficiencies identified may not be material weaknesses that would be required to be reported in future periods.

We are dependent on information systems and systems failures could significantly disrupt our business, which may, in turn, negatively affect the market price of our common stock and our ability to pay dividends.

Our business is dependent on our and third parties’ communications and information systems. Any failure or interruption of those systems, including as a result of the termination of an agreement with any third-party service providers, could cause delays or other problems in our activities. Our financial, accounting, data processing, backup or other operating systems and facilities may fail to operate properly or become disabled or damaged as a result of a number of factors including events that are wholly or partially beyond our control and adversely affect our business. There could be:

•	sudden electrical or telecommunications outages;

•	natural disasters such as earthquakes, tornadoes and hurricanes;

•	disease pandemics;

•	events arising from local or larger scale political or social matters, including terrorist acts; and

•	cyber-attacks.

These events, in turn, could have a material adverse effect on our operating results and negatively affect the market price of our common stock and our ability to pay dividends to our stockholders.

The failure in cyber security systems, as well as the occurrence of events unanticipated in our disaster recovery systems and management continuity planning could impair our ability to conduct business effectively.

The occurrence of a disaster such as a cyber-attack, a natural catastrophe, an industrial accident, a terrorist attack or war, events unanticipated in our disaster recovery systems, or a support failure from external providers, could have an adverse effect on our ability to conduct business and on our results of operations and financial condition, particularly if those events affect our computer-based data processing, transmission, storage, and retrieval systems or destroy data. If a significant number of our managers were unavailable in the event of a disaster, our ability to effectively conduct our business could be severely compromised.

We depend heavily upon computer systems to perform necessary business functions. Despite our implementation of a variety of security measures, our computer systems could be subject to cyber-attacks and unauthorized access, such as physical and electronic break-ins or unauthorized tampering. Like other companies, we may experience threats to our data and systems, including malware and computer virus attacks, unauthorized access, system failures and disruptions. If one or more of these events occurs, it could potentially jeopardize the confidential, proprietary and other information processed and stored in, and transmitted through, our computer systems and networks, or otherwise cause interruptions or malfunctions in our operations, which could result in damage to our reputation, financial losses, litigation, increased costs, regulatory penalties and/or customer dissatisfaction or loss.

Risks Relating to Our Investments

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

Many of our portfolio companies are susceptible to economic slowdowns or recessions (including industry specific downturns, such as that currently being experienced by the oil and gas industry) and may be unable to repay our loans during these periods. Therefore, our non-performing assets are likely to increase and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions may decrease the value of collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing our investments and harm our operating results.

Our investments in certain industry sectors, such as the energy sector, may be subject to significant political, economic and capacity risks that may increase the possibility that we lose all or a part of our investment.

The revenues and profitability of certain portfolio companies may be significantly affected by the future prices of and the demand for oil, natural gas liquids and natural gas, which are inherently uncertain. Investments in energy companies may have significant shortfalls in projected cash flow if prices decline from levels projected at the time the investment is made. Various factors beyond our control could affect energy prices, including worldwide supplies, political instability or armed conflicts in oil, natural gas liquids and natural gas producing regions, the price of foreign imports, the level of consumer demand, the price and availability of alternative fuels, capacity constraints and changes in existing government regulation, taxation and price controls. Energy prices have fluctuated greatly during the past, and energy markets continue to be volatile.

Changes in healthcare laws and other regulations applicable to some of our portfolio companies’ businesses may constrain their ability to offer their products and services.

Changes in healthcare or other laws and regulations applicable to the businesses of some of our portfolio companies may occur that could increase their compliance and other costs of doing business, require significant systems enhancements, or render their products or services less profitable or obsolete, any of which could have a material adverse effect on their results of operations. There has also been an increased political and regulatory focus on healthcare laws in recent years, and new legislation could have a material effect on the business and operations of some of our portfolio companies.

Our investments in portfolio companies may be risky, and we could lose all or part of our investment.

Investing in lower middle-market companies involves a number of significant risks. Among other things, these companies:

•	may have limited financial resources and may be unable to meet their obligations under their debt instruments that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees from subsidiaries or affiliates of portfolio companies that we may have obtained in connection with our investment;

•	may have shorter operating histories, narrower product lines and smaller market shares, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns, than larger businesses;

•	are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

•	generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position; and

•	generally have less publicly available information about their businesses, operations and financial condition. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and may lose all or part of our investment.

In addition, in the course of providing significant managerial assistance to certain portfolio companies, certain of our management and directors may serve as directors on the boards of such companies. To the extent that litigation arises out of investments in these portfolio companies, our management and directors may be named as defendants in such litigation, which could result in an expenditure of funds (through our indemnification of such officers and directors) and the diversion of management time and resources.

The lack of liquidity in our investments may adversely affect our business.

All of our assets may be invested in illiquid securities, and a substantial portion of our investments in leveraged companies will be subject to legal and other restrictions on resale or will otherwise be less liquid than more broadly traded public securities. The illiquidity of these investments may make it difficult for us to sell such investments when desired. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded these investments. As a result, we do not expect to achieve liquidity in our investments in the near-term. However, to maintain the elections to be regulated as a BDC and as a RIC, we may have to dispose of investments if they do not satisfy one or more of the applicable criteria under the respective regulatory frameworks. We may also face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we or our investment advisor have material nonpublic information regarding such portfolio company.

We may not have the funds to make additional investments in our portfolio companies which could impair the value of our portfolio.

After our initial investment in a portfolio company, we may be called upon from time to time to provide additional funds to such company or have the opportunity to increase our investment through the exercise of a warrant to purchase common stock. There is no assurance that we will make, or will have sufficient funds to make, follow-on investments. Any decisions not to make a follow-on investment or any inability on our part to make such an investment may have a negative impact on a portfolio company in need of such an investment, may result in a missed opportunity for us to increase our participation in a successful operation or may reduce the expected yield on the investment. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our level of risk, because we prefer other opportunities or because we are inhibited by compliance with BDC requirements or the desire to maintain our RIC tax treatment. Our ability to make follow-on investments may also be limited by our investment advisor’s allocation policy.

Portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

We will invest primarily in mezzanine debt as well as equity issued by lower middle-market companies. The portfolio companies may have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt in which we invest. By their terms, such senior debt instruments may entitle the holders to receive payment of interest or principal on or before the dates on which we are entitled to receive payments with respect to the mezzanine debt instruments in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt instruments in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or could be subject to lender liability claims.

Even though we may have structured certain of our investments as senior loans, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might recharacterize our debt investment and subordinate all or a portion of our claim to that of other creditors. We may also be subject to lender liability claims for actions taken by us with respect to a borrower’s business or instances where we exercise control over the borrower. It is possible that we could become subject to a lender’s liability claim, including as a result of actions taken in rendering significant managerial assistance.

Second priority liens on collateral securing loans that we make to our portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.

Certain loans we make to portfolio companies are and will be secured on a second priority basis by the same collateral securing senior secured debt of such companies. The first priority liens on the collateral secure the portfolio company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the company under the agreements governing the loans. The holders of obligations secured by the first priority liens on the collateral will generally control the liquidation of and be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before us. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the loan obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds are not sufficient to repay amounts outstanding under the loan obligations secured by the second priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the company’s remaining assets, if any.

The rights we may have with respect to the collateral securing the loans we make to portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements entered into with the holders of senior debt. Under an intercreditor agreement, at any time that obligations having the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect to the collateral will be at the direction of the holders of the obligations secured by the first priority liens:

•	the ability to cause the commencement of enforcement proceedings against the collateral;

•	the ability to control the conduct of such proceedings;

•	the approval of amendments to collateral documents;

•	releases of liens on the collateral; and

•	waivers of past defaults under collateral documents.

We may not have the ability to control or direct such actions, even if our rights are adversely affected.

We may hold the debt securities of leveraged companies that may, due to the significant volatility of such companies, enter into bankruptcy proceedings.

Leveraged companies may experience bankruptcy or similar financial distress. The bankruptcy process has a number of significant inherent risks. Many events in a bankruptcy proceeding are the product of contested matters and adversary proceedings and are beyond the control of the creditors. A bankruptcy filing by an issuer may adversely and permanently affect the issuer. If the proceeding is converted to a liquidation, the value of the issuer may not equal the liquidation value that was believed to exist at the time of the investment. The duration of a bankruptcy proceeding is also difficult to predict, and a creditor’s return on investment can be adversely affected by delays until the plan of reorganization or liquidation ultimately becomes effective. The administrative costs in connection with a bankruptcy proceeding are frequently high and would be paid out of the debtor’s estate prior to any return to creditors. Because the standards for classification of claims under bankruptcy law are vague, our influence with respect to the class of securities or other obligations we own may be lost by increases in the number and amount of claims in the same class or by different classification and treatment. In the early stages of the bankruptcy process, it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made. In addition, certain claims that have priority by law (for example, claims for taxes) may be substantial.

Any unrealized depreciation we experience on our investment portfolio may be an indication of future realized losses, which could reduce our income available for distribution.

As a BDC, we are required to carry our investments at market value or, if no market value is ascertainable, at the fair value as determined in good faith by our board of directors. Decreases in the market values or fair values of our investments will be recorded as unrealized depreciation. Any unrealized depreciation in our investment portfolio could be an indication of a portfolio company’s inability to meet its repayment obligations to us with respect to the affected investments. This could result in realized losses in the future and ultimately in reductions of our income available for distribution in future periods.

Defaults by our portfolio companies will harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its assets. This could trigger cross-defaults under other agreements and jeopardize the portfolio company’s ability to meet its obligations under the debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company.

We do not expect to control many of our portfolio companies.

We do not expect to control many of our portfolio companies, even though we may have board representation or board observation rights, and the debt agreements may contain certain restrictive covenants. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such company, as representatives of the holders of the company’s common equity, may take risks or otherwise act in ways that do not serve our interests as debt investors. Due to the lack of liquidity for our investments in private companies in the lower middle-market, we may not be able to dispose of our interests in our portfolio companies as readily as we would like or at an appropriate valuation. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings.

We are a non-diversified investment company within the meaning of the 1940 Act; therefore we are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.

We are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer. To the extent that we assume large positions in the securities of a small number of issuers, our net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer and the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. Additionally, while we are not targeting any specific industries, our investments may be concentrated in relatively few industries. As a result, a downturn in any particular industry in which we are invested could also significantly impact the aggregate returns we realize. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. Beyond the asset diversification requirements applicable to RICs, we do not have fixed guidelines for diversification, and our investments could be concentrated in relatively few portfolio companies.

Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.

We are subject to the risk that the investments we make in our portfolio companies may be repaid prior to maturity. When this occurs, we will generally reinvest these proceeds in temporary investments, pending future investments in new portfolio companies. These temporary investments will typically have substantially lower yields than the debt being repaid, and we could experience significant delays in reinvesting these amounts. In addition, any future investment of such amounts in a new portfolio company may also be at lower yields than the investment that was repaid. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elects to prepay amounts owed to us. Additionally, prepayments could negatively impact our return on equity, which could result in a decline in the market price of our common stock.

We may not realize gains from our equity investments.

Certain investments that we have made in the past and may make in the future include warrants or other equity or equity-related securities. In addition, we may from time to time make non-control, equity co-investments in portfolio companies. Our goal is to realize gains upon our disposition of such equity interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. We also may be unable to realize any value if a portfolio company does not have a liquidity event, such as a sale of the business, recapitalization or public offering, which would allow us to sell the underlying equity interests. We often seek puts or similar rights to give us the right to sell our equity securities back to the portfolio company issuer. We may be unable to exercise these put rights for the consideration provided in our investment documents if the issuer is in financial distress. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

If our primary investments are deemed not to be qualifying assets, we could be precluded from investing in our desired manner or deemed to be in violation of the 1940 Act.

In order to maintain our status as a BDC, we may not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70.0% of our total assets are qualifying assets. We believe that most of the investments that we may acquire in the future will constitute qualifying assets. However, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If we do not invest a sufficient portion of our assets in qualifying assets, we could violate the 1940 Act provisions applicable to BDCs and be precluded from making follow-on investments in existing portfolio companies (which could result in the dilution of our position) or required to dispose of investments at inappropriate times in order to come into compliance with the 1940 Act. If we need to dispose of such investments quickly, it could be difficult to dispose of such investments on favorable terms. We may not be able to find a buyer for such investments and, even if we do find a buyer, we may have to sell the investments at a substantial loss. Any such outcomes would have a material adverse effect on our business, financial condition and results of operations.

The disposition of our investments may result in contingent liabilities.

A significant portion of our investments involve private securities and we expect that a significant portion of our investments will continue to involve private securities. In connection with the disposition of an investment in private securities, we may be required to make representations about the business and financial affairs of the portfolio company typical of those made in connection with the sale of a business. We may also be required to indemnify the purchasers of such investment to the extent that any such representations turn out to be inaccurate or with respect to potential liabilities. These arrangements may result in contingent liabilities that ultimately result in funding obligations that we must satisfy through its return of distributions previously made to it.

We may be unable to invest a significant portion of any net proceeds from an offering or from exiting an investment or other capital on acceptable terms, which could harm our financial condition and operating results.

We may be unable to invest the net proceeds of any offering or from exiting an investment or other sources of capital on acceptable terms within the time period that we anticipate or at all. Delays in investing such capital may cause our performance to be worse than that of fully invested BDCs or other lenders or investors pursuing comparable investment strategies.

Depending on market conditions and the amount of the capital involved, it may take us a substantial period of time to invest substantially all the capital in securities meeting our investment objective. During this period, we will invest such capital primarily in short-term securities consistent with our BDC election and our election to be taxed as a RIC, which may produce returns that are significantly lower than the returns which we expect to achieve when our portfolio is fully invested in longer-term investments in pursuit of our investment objective. Any distributions that we pay during such period may be substantially lower than the distributions that we may be able to pay when our portfolio is fully invested. In addition, until such time as the net proceeds of any offering or from exiting an investment or other sources capital are invested in new investments meeting our investment objective, the market price for our common stock may decline.

Our investment advisor’s liability is limited under the Investment Advisory Agreement, and we have agreed to indemnify our investment advisor against certain liabilities, which may lead our investment advisor to act in a riskier manner on our behalf than it would when acting for its own account.

Under the Investment Advisory Agreement, our investment advisor does not assume any responsibility to us other than to render the services called for under that agreement, and it is not responsible for any action of our board of directors in following or declining to follow our investment advisor’s advice or recommendations. Under the terms of the Investment Advisory Agreement, our investment advisor and its officers, directors, members, managers, partners, stockholders and employees are not liable to us, any subsidiary of ours, our directors, our stockholders or any subsidiary’s stockholders or partners for acts or omissions performed in accordance with and pursuant to the Investment Advisory Agreement, except those resulting from acts constituting gross negligence, willful misconduct, bad faith or reckless disregard of our investment advisor’s duties under the Investment Advisory Agreement. In addition, we have agreed to indemnify our investment advisor and its officers, directors, members, managers, partners, stockholders and employees from and against any claims or liabilities, including reasonable legal fees and other expenses reasonably incurred, arising out of or in connection with our business and operations or any action taken or omitted on our behalf pursuant to authority granted by the Investment Advisory Agreement, except where attributable to gross negligence, willful misconduct, bad faith or reckless disregard of such person’s duties under the Investment Advisory Agreement. These protections may lead our investment advisor to act in a riskier manner when acting on our behalf than it would when acting for its own account.

Risks Relating to an Offering of Our Securities

Shares of closed-end investment companies, including business development companies, frequently trade at a discount to their net asset value.

Shares of closed-end investment companies, including BDCs, frequently trade at a discount from net asset value. This characteristic of closed-end investment companies and BDCs is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our common stock will trade at, above or below net asset value. In addition, if our common stock trades below net asset value, we will generally not be able to issue additional common stock at the market price without first obtaining the approval of our stockholders and our Independent Directors. On June 3, 2015 our stockholders voted to allow us to sell or otherwise issue common stock at a price below net asset value per share for a period of one year ending on the earlier of June 3, 2016 or the date of our 2016 Annual Meeting of Stockholders. We expect to present to our stockholders a similar proposal at our 2015 Annual Meeting of Stockholders. Selling or otherwise issuing shares of FIC’s common stock below its then current net asset value per share would result in a dilution of FIC’s existing common stockholders. The maximum number of shares issuable below net asset value pursuant to the authority granted by our stockholders that could result in such dilution is limited to 25.0% of FIC’s then outstanding common stock immediately prior to each such sale. We do not intend to sell or otherwise issue shares of our common stock below net asset value unless our board of directors determines that it would be in our stockholders’ best interests to do so. The level of net asset value dilution that could result from such an offering is not limited.

Stockholders may experience dilution in their ownership percentage if they do not participate in our dividend reinvestment plan.

All distributions declared in cash payable to stockholders that are participants in our dividend reinvestment plan are generally automatically reinvested in shares of our common stock. As a result, stockholders that do not participate in the dividend reinvestment plan may experience dilution over time. Stockholders who receive distributions in shares of common stock may experience accretion to the net asset value of their shares if our shares are trading at a premium and dilution if our shares are trading at a discount. The level of accretion or discount would depend on various factors, including the proportion of our stockholders who participate in the plan, the level of premium or discount at which our shares are trading and the amount of the distribution payable to a stockholder.

Market conditions may increase the risks associated with our business and an investment in us.

The current worldwide financial market situation may contribute to increased market volatility, may have long-term effects on the U.S. and worldwide financial markets and may cause economic uncertainties or deterioration in the U.S. and worldwide. These conditions raised the level of many of the risks described herein and, if repeated or continued, could have an adverse effect on our portfolio companies and on their results of operations, financial conditions, access to credit and capital. The stress in the credit market and upon banks has led other creditors to tighten credit and the terms of credit. In certain cases, senior lenders to our portfolio companies can block payments by our portfolio companies in respect of our loans to such portfolio companies. In turn, these could have adverse effects on our business, financial condition, results of operations, distributions to our stockholders, access to capital, valuation of our assets and our stock price. Notwithstanding recent gains across both the equity and debt markets, these conditions may continue for a prolonged period of time or worsen in the future.

If, in the future, we sell common stock at a discount to our net asset value per share, stockholders who do not participate in such sale will experience immediate dilution in an amount that may be material.

On June 3, 2015, our stockholders approved our ability to sell or otherwise issue shares of our common stock at a discount from net asset value per share, as long as the cumulative number of shares sold pursuant to such authority does not exceed 25.0% of our then outstanding common stock immediately prior to each such sale, for a period of one year ending on the earlier of June 3, 2016 or the date of our 2016 Annual Meeting of Stockholders. We expect to present to our stockholders a similar proposal at our 2016 Annual Meeting of Stockholders. If we sell or otherwise issue shares of our common stock at a discount to net asset value, it will pose a risk of dilution to our stockholders. In particular, stockholders who do not purchase additional shares at or below the discounted price in proportion to their current ownership will experience an immediate decrease in net asset value per share (as well as in the aggregate net asset value of their shares if they do not participate at all). These stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we experience in our assets, potential earning power and voting interests from such issuances or sale. In addition, such issuances or sales may adversely affect the price at which our common stock trades. For additional information and hypothetical examples of these risks, see “Sales of Common Stock Below Net Asset Value,” and for actual dilution illustrations specific to an offering, see the prospectus supplement pursuant to which such sale is made.

Our net asset value may have changed significantly since our last valuation.

Our board of directors determines the fair value of our portfolio investments on a quarterly basis based on input from our investment advisor, our audit committee and, as to certain of our investments, a third party independent valuation firm. While the board of directors will review our net asset value per share in connection with any offering, it will not always have the benefit of input from the independent valuation firm when it does so. The fair value of various individual investments in our portfolio and/or the aggregate fair value of our investments may change significantly over time. If the fair value of our investment portfolio at December 31, 2015 is less than the fair value at the time of an offering during 2015, then we may record an unrealized loss on our investment portfolio and may report a lower net asset value per share than will be reflected in the Selected Consolidated Financial Data and the financial statements included in the prospectus supplement of that offering. If the fair value of our investment portfolio at December 31, 2015 is greater than the fair value at the time of an offering during 2015, we may record an unrealized gain on our investment portfolio and may report a greater net asset value per share than so reflected in the prospectus supplement of that offering. Upon publication of this information in connection with our announcement of operating results for our fiscal year ended December 31, 2015, the market price of our common stock may fluctuate materially, and may be substantially less than the price per share you pay for our common stock in an offering.

The market price of our securities may fluctuate significantly.

The market price and liquidity of the market for shares of our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•	significant volatility in the market price and trading volume of securities of BDCs or other companies in our sector, which is not necessarily related to the operating performance of these companies;

•	exclusion of our common stock from certain market indices, such as the Russell 2000 Financial Services Index, could reduce the ability of certain institutional investors to own our common stock and could put short term pressure on our common stock;

•	changes in regulatory policies or tax guidelines, particularly with respect to RICs, BDCs or SBICs;

•	loss of RIC or BDC status;

•	loss of status as an SBIC for the Funds, or any other SBIC subsidiary we may form;

•	changes or perceived changes in earnings or variations in operating results;

•	changes or perceived changes in the value of our portfolio of investments;

•	changes in accounting guidelines governing valuation of our investments;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	departure of our investment advisor’s key personnel;

•	operating performance of companies comparable to us;

•	general economic trends and other external factors; and

•	loss of a major funding source.

Investing in our securities may involve an above average degree of risk.

The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and a higher risk of volatility or loss of principal. Our investments in portfolio companies may be highly speculative; therefore, an investment in our securities may not be suitable for someone with lower risk tolerance.

Sales of substantial amounts of our common stock may have an adverse effect on the market price of our common stock.

As of April 22, 2016, we had 16,312,363 shares of common stock outstanding. In August 2014, we entered into an equity distribution agreement with Raymond James & Associates, Inc. and Robert W. Baird & Co. Incorporated through which we could sell, by means of at-the-market offerings from time to time, shares of our common stock having an aggregate offering price of up to $50.0 million (the “ATM Program”). Sales of substantial amounts of our common stock, or the availability of shares for sale, could adversely affect the prevailing market price of our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of equity securities should we desire to do so.

If we issue preferred stock and/or debt securities, the net asset value and market value of our common stock may become more volatile.

We cannot assure you that the issuance of preferred stock and/or debt securities would result in a higher yield or return to the holders of our common stock. The issuance of preferred stock and/or debt securities would likely cause the net asset value and market value of our common stock to become more volatile. If the distribution rate on the preferred stock, or the interest rate on the debt securities, were to approach the net rate of return on our investment portfolio, the benefit of leverage to the holders of our common stock would be reduced. If the distribution rate on the preferred stock, or the interest rate on the debt securities, were to exceed the net rate of return on our portfolio, the use of leverage would result in a lower rate of return to the holders of common stock than if we had not issued the preferred stock and/or debt securities. Any decline in the net asset value of our investment would be borne entirely by the holders of our common stock. Therefore, if the market value of our portfolio were to decline, the leverage would result in a greater decrease in net asset value to the holders of our common stock than if we were not leveraged through the issuance of preferred stock and/or debt securities. This decline in net asset value would also tend to cause a greater decline in the market price for our common stock.

There is also a risk that, in the event of a sharp decline in the value of our net assets, we would be in danger of failing to maintain required asset coverage ratios which may be required by the preferred stock and/or debt securities or of a downgrade in the ratings of the preferred stock and/or debt securities or our current investment income might not be sufficient to meet the distribution requirements on the preferred stock or the interest payments on the debt securities. In order to counteract such an event, we might need to liquidate investments in order to fund redemption of some or all of the preferred stock and/or debt securities. In addition, we would pay (and the holders of our common stock would bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred stock and/or debt securities. Holders of preferred stock and/or debt securities may have different interests than holders of common stock and may at times have disproportionate influence over our affairs.

If we issue auction rate preferred stock and you purchase such auction rate preferred stock, you may not be able to sell your auction rate preferred stock at an auction if the auction fails.

If we issue auction rate preferred stock and you purchase such auction rate preferred stock, you may not be able to sell your auction rate preferred stock at an auction if the auction fails, i.e., if more shares of auction rate preferred stock are offered for sale than there are buyers for those shares. Also, if you place an order (a hold order) at an auction to retain auction rate preferred stock only at a specified rate that exceeds the rate set at the auction, you will not retain your auction rate preferred stock. Additionally, if you place a hold order without specifying a rate below which you would not wish to continue to hold your shares and the auction sets a below-market rate, you will receive a lower rate of return on your shares than any market rate of those securities. Finally, the distribution period of these securities may be changed, subject to certain conditions and with notice to the holders of the auction rate preferred stock, which could also affect the liquidity of your investment.

If you try to sell your auction rate preferred stock between auctions, you may not receive full value on your investment.

If you try to sell your auction rate preferred stock between auctions, you may not be able to sell them for their liquidation preference per share or such amount per share plus accumulated distributions. If we have designated a special distribution period of more than seven days, changes in interest rates could affect the price you would receive if you sold your shares in the secondary market. Broker-dealers that maintain a secondary trading market for the auction rate preferred stock are not required to maintain this market, and we will not be required to redeem auction rate preferred stock if either an auction or an attempted secondary market sale fails because of a lack of buyers. The auction rate preferred stock will likely not be registered on a stock exchange. If you sell your auction rate preferred stock to a broker-dealer between auctions, you may receive less than the price you paid for them, especially when market interest rates have risen since the last auction or during a special distribution period. Due to recent market disruption most auction-rate preferred stock have been unable to hold successful auctions and holders of such shares have suffered reduced liquidity, including the inability to sell such shares in a secondary market.

The trading market or market value of our debt securities or any convertible debt securities, if issued to the public, may be volatile.

Our debt securities or any convertible debt securities, if issued to the public, may or may not have an established trading market. We cannot assure investors that a trading market for our debt securities or any convertible debt securities, if issued to the public, would develop or be maintained if developed. In addition to our creditworthiness, many factors may materially adversely affect the trading market for, and market value of, our publicly issued debt securities or any convertible debt securities. These factors include, but are not limited to, the following:

•	the time remaining to the maturity of these debt securities;

•	the outstanding principal amount of debt securities with terms identical to these debt securities;

•	the general economic environment;

•	the supply of debt securities trading in the secondary market, if any;

•	the redemption, repayment or convertible features, if any, of these debt securities;

•	the level, direction and volatility of market interest rates generally; and

•	market rates of interest higher or lower than rates borne by the debt securities.

There also may be a limited number of buyers for our debt securities. This too may materially adversely affect the market value of the debt securities or the trading market for the debt securities. Our debt securities may include convertible features that cause them to more closely bear risks associated with an investment in our common stock.

Our credit ratings, if any, may not reflect all risks of an investment in our debt securities or any convertible debt securities.

Our credit ratings, if any, will be an assessment by third parties of our ability to pay our obligations. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of any publicly issued debt securities. Our credit ratings, however, may not reflect the potential impact of risks related to market conditions generally or other factors discussed herein about the market value of, or trading market for, any publicly issued debt securities.

Terms relating to redemption may materially adversely affect the return on any debt securities.

If we issue any debt securities or any convertible debt securities that are redeemable at our option, we may choose to redeem the debt securities at times when prevailing interest rates are lower than the interest rate paid on the debt securities. In addition, if the debt securities are subject to mandatory redemption, we may be required to redeem the debt securities at times when prevailing interest rates are lower than the interest rate paid on the debt securities. In this circumstance, a holder of our debt securities may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as the debt securities being redeemed.

The issuance of subscription rights, warrants or convertible debt that are exchangeable for our common stock, will cause your interest in us to be diluted as a result of any such rights, warrants or convertible debt offering.

Stockholders who do not fully exercise rights, warrants or convertible debt issued to them in any offering of subscription rights, warrants or convertible debt to purchase our common stock should expect that they will, at the completion of the offering, own a smaller proportional interest in us than would otherwise be the case if they fully exercised their rights, warrants or convertible debt. We cannot state precisely the amount of any such dilution in share ownership because we do not know what proportion of the common stock would be purchased as a result of any such offering.

In addition, if the subscription price, warrant price or convertible debt price is less than our net asset value per share of common stock at the time of such offering, then our stockholders would experience an immediate dilution of the aggregate net asset value of their shares as a result of the offering. The amount of any such decrease in net asset value is not predictable because it is not known at this time what the subscription price, warrant price, convertible debt price or net asset value per share will be on the expiration date of such offering or what proportion of our common stock will be purchased as a result of any such offering. The risk of dilution is greater if there are multiple rights offerings. However, our board of directors will make a good faith determination that any offering of subscription rights, warrants or convertible debt would result in a net benefit to existing stockholders.

Future offerings of debt securities, which would be senior to our common stock upon liquidation, or equity securities, which could dilute our existing stockholders and may be senior to our common stock for the purposes of distributions, may harm the value of our common stock.

In the future, we may attempt to increase our capital resources by making additional offerings of debt or equity securities, including commercial paper, medium-term notes, senior or subordinated notes and classes of preferred stock or common stock, subject to the restrictions of the 1940 Act. Upon a liquidation of our company, holders of our debt securities and shares of preferred stock and lenders with respect to other borrowings would receive a distribution of our available assets prior to the holders of our common stock. Additional equity offerings by us may dilute the holdings of our existing stockholders or reduce the value of our common stock, or both. Any preferred stock we may issue would have a preference on distributions that could limit our ability to make distributions to the holders of our common stock. Because our decision to issue securities in any future offering will depend on market conditions and other factors beyond our control, we cannot predict or estimate the amount, timing or nature of our future offerings. Thus, our stockholders bear the risk of our future offerings reducing the market price of our common stock and diluting their stock holdings in us. In addition, proceeds from a sale of common stock will likely be used to increase our total assets or to pay down our borrowings, among other uses. This would increase our asset coverage ratio and permit us to incur additional leverage under rules pertaining to BDCs by increasing our borrowings or issuing senior securities such as preferred stock or additional debt securities.

Provisions of the Maryland General Corporation Law and our charter and bylaws could deter takeover attempts and have an adverse effect on the price of our common stock.

The Maryland General Corporation Law contains provisions that may discourage, delay or make more difficult a change in control of us or the removal of our directors. In addition, our board of directors may, without stockholder action, authorize the issuance of shares of stock in one or more classes or series, including preferred stock. Our charter and bylaws contain provisions that limit liability and provide for indemnification of our directors and officers. These provisions and others also may have the effect of deterring hostile takeovers or delaying changes in control or management. We are generally prohibited from engaging in mergers and other business combinations with stockholders that beneficially own 10.0% or more of the voting power of our outstanding voting stock, or with their affiliates, for five years after the most recent date on which such stockholders became the beneficial owners of 10.0% or more of the voting power of our outstanding voting stock and thereafter unless our directors and stockholders approve the business combination in the prescribed manner. See “Description of Our Capital Stock—Business Combinations.” Maryland law may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer.

We have also adopted measures that may make it difficult for a third party to obtain control of us, including provisions of our charter authorizing our board of directors to classify or reclassify shares of our stock in one or more classes or series and to cause the issuance of additional shares of our stock, including preferred stock. In addition, we have adopted a classified board of directors. A classified board may render a change in control of us or removal of our incumbent management more difficult. These provisions, as well as other provisions of our charter and bylaws, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders.

Our business and operation could be negatively affected if we become subject to any securities litigation or shareholder activism, which could cause us to incur significant expense, hinder execution of investment strategy and impact our stock price.

In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been brought against that company. Shareholder activism, which could take many forms or arise in a variety of situations, has been increasing in the BDC space recently. While we are currently not subject to any securities litigation or shareholder activism, due to the potential volatility of our stock price and for a variety of other reasons, we may in the future become the target of securities litigation or shareholder activism. Securities litigation and shareholder activism, including potential proxy contests, could result in substantial costs and divert management’s and our board of directors’ attention and resources from our business. Additionally, such securities litigation and shareholder activism could give rise to perceived uncertainties as to our future, adversely affect our relationships with service providers and make it more difficult to attract and retain qualified personnel. Also, we may be required to incur significant legal fees and other expenses related to any securities litigation and activist shareholder matters. Further, our stock price could be subject to significant fluctuation or otherwise be adversely affected by the events, risks and uncertainties of any securities litigation and shareholder activism.

Terrorist attacks, acts of war or national disasters may affect any market for our securities, impact the businesses in which we invest and harm our business, operating results and financial condition.

Terrorist acts, acts of war or national disasters may disrupt our operations, as well as the operations of the businesses in which we invest. Such acts have created, and continue to create, economic and political uncertainties and have contributed to global economic instability. Future terrorist activities, military or security operations, or natural disasters could further weaken the domestic/global economies and create additional uncertainties, which may negatively impact the businesses in which we invest directly or indirectly and, in turn, could have a material adverse impact on our business, operating results and financial condition. Losses from terrorist attacks and natural disasters are generally uninsurable.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This prospectus contains forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about us, our current and prospective portfolio investments, our industry, our beliefs, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “should,” “targets,” “projects” and variations of these words and similar expressions are intended to identify forward-looking statements. The forward-looking statements contained in this report involve risks and uncertainties, including statements as to:

•	our future operating results;

•	our business prospects and the prospects of our portfolio companies;

•	the impact of investments that we expect to make;

•	our contractual arrangements and relationships with third parties;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	the ability of our portfolio companies to achieve their objectives;

•	our expected financing and investments;

•	the adequacy of our cash resources and working capital;

•	the timing of cash flows, if any, from the operations of our portfolio companies;

•	the impact of increased competition;

•	the ability of our investment advisor to identify suitable investments for us and to monitor and administer our investments;

•	the ability of our investment advisor to attract and retain highly talented professionals;

•	our regulatory structure and tax status;

•	our ability to operate as a BDC, a SBIC and a RIC;

•	the adequacy of our cash resources and working capital;

•	the timing of cash flows, if any, from the operations of our portfolio companies;

•	the timing, form and amount of any dividend distributions;

•	the impact of fluctuations in interest rates on our business;

•	the valuation of any investments in portfolio companies, particularly those having no liquid trading market; and

•	our ability to recover unrealized losses.

These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:

•	an economic downturn could impair our portfolio companies’ ability to continue to operate, which could lead to the loss of value in of some or all of our investments in such portfolio companies;

•	a contraction of available credit and/or an inability to access the equity markets could impair our lending and investment activities;

•	interest rate volatility could adversely affect our results, particularly because we use leverage as part of our investment strategy;

•	currency fluctuations could adversely affect the results of our investments in portfolio companies with foreign operations; and,

•	the risks, uncertainties and other factors we identify in Item 1A. – Risk Factors contained in this Annual Report on Form 10-K for the year ended December 31, 2015 and in our other filings with the SEC.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. Important assumptions include our ability to originate new loans and investments, certain margins and levels of profitability and the availability of additional capital. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described or identified in “Risk Factors” and elsewhere in this prospectus. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus. The forward-looking statements and projections contained in this prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended, or the Securities Act.

USE OF PROCEEDS

Unless otherwise specified in any prospectus supplement accompanying this prospectus, we intend to use the net proceeds from the sale of our securities to invest in lower middle-market companies in accordance with our investment objective and strategies, to repay the outstanding indebtedness under our Credit Facility and for working capital and general corporate purposes. We will also pay operating expenses, including management, incentive and administrative fees, and may pay other expenses, from the net proceeds of any offering. We plan to raise new equity when we have attractive investment opportunities available. Pending such use, we will invest the net proceeds of any offering primarily in short-term securities consistent with our BDC election and our election to be taxed as a RIC. See “Regulation—Temporary Investments” for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

Pending such use, we will invest the net proceeds of this offering primarily in cash, cash equivalents, U.S. Government securities and other high-quality debt instruments that mature in one year or less, or “temporary investments,” as appropriate. These securities may have lower yields than our other investments and accordingly result in lower distributions, if any, by us during such period. See “Regulation — Temporary Investments.” Our ability to achieve our investment objective may be limited to the extent that the net proceeds from the offering, pending full investment, are held in interest bearing deposits or other short-term instruments that produce income at a rate less than our cost of capital.

RATIO OF EARNINGS TO FIXED CHARGES

For the years ended December 31, 2011, 2012, 2013, 2014 and 2015, the ratio of earnings to fixed charges of the Company, computed as set forth below, were as follows:

	For the year ended December 31,
	2011	2012	2013	2014	2015
Earnings to Fixed Charges(1)	3.81	4.02	4.95	3.65	3.79

For purposes of computing the ratios of earnings to fixed charges, earnings represent net increase in net assets resulting from operations plus (or minus) tax provision (benefit) including excise tax expense plus fixed charges. Fixed charges include interest and financing expenses.

(1)	Earnings include net realized and unrealized gains or losses. Net realized and unrealized gains or losses can vary substantially from period to period.

•	Excluding net unrealized gains or losses, the earnings to fixed charges ratio would be 0.86, 3.75, 8.08, 1.88 and 4.86 for the years ended December 31, 2011, 2012, 2013, 2014 and 2015, respectively.

•	Excluding net realized and unrealized gains or losses, the earnings to fixed charges ratio would be 3.11, 3.44, 3.76, 4.15 and 3.85 for the years ended December 2011, 2012, 2013, 2014 and 2015, respectively.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

Our common stock began trading on June 21, 2011 on The NASDAQ Global Market under the symbol “FDUS.” Effective January 3, 2012, our common stock is included in the Nasdaq Global Select Market. The following table lists the high and low closing sale price for our common stock, and the closing sale price as a percentage of net asset value, or NAV, and the cash distributions per share that we have declared on our common stock for each fiscal quarter during the last two most recently completed fiscal years.

Period	NAV (1)	High Closing Sales Price	Low Closing Sales Price	Premium / (Discount) of High Sales Price to NAV (2)	Premium / (Discount) of Low Sales Price to NAV (2)	Distributions Per Share (3)
Year ended December 31, 2015
First Quarter	$15.18	$17.02	$14.40	12.1%	(5.1)%	$0.38
Second Quarter	15.18	16.90	14.90	11.3	(1.8)	0.40
Third Quarter	15.12	15.51	13.65	2.6	(9.7)	0.39
Fourth Quarter	15.17	14.80	13.11	(2.4)	(13.6)	0.43
Year ended December 31, 2014
First Quarter	15.22	21.99	17.86	44.5	17.3	0.38
Second Quarter	15.09	20.54	16.63	36.1	10.2	0.48
Third Quarter	15.18	20.04	16.51	32.0	8.8	0.38
Fourth Quarter	15.16	17.10	13.71	12.8	(9.6)	0.48

(1)	Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sales prices. The net asset values shown are based on outstanding shares at the end of each period.
(2)	Calculated as the difference between the respective high or low closing sales price and the quarter end net asset value divided by the quarter end net asset value.
(3)	Represents the regular and special, if applicable, distribution declared in the specified quarter. We have adopted an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a distribution, stockholders’ cash distributions will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash distributions. See “Dividend Reinvestment Plan.”

We intend to continue to pay quarterly distributions to our stockholders. Our quarterly distributions, if any, are determined by our board of directors. We have elected to be taxed as a RIC under Subchapter M of the Code. As long as we qualify as a RIC, we will not be taxed on our investment company taxable income or net capital gain, to the extent that such income or gain is distributed, or deemed to be distributed, to stockholders on a timely basis.

In addition, during 2013 we designated approximately $8.3 million, or $0.60 per share, of our net long-term capital gains as a “deemed distribution” to stockholders of record as of December 31, 2013. We incurred approximately $2.9 million, or $0.21 per share, of U.S. federal income taxes on behalf of stockholders related to this deemed distribution. Such taxes were paid in January of 2014. There were no deemed distributions during the years 2011, 2012, 2014 or 2015.

We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including possible loss of our tax treatment as a RIC. We cannot assure stockholders that they will receive any distributions at a particular level.

We have adopted a dividend reinvestment plan that provides for reinvestment of our distributions on behalf of our stockholders, unless a stockholder elects to receive cash. As a result, if our board of directors authorizes, and we declare, a cash distribution, then our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash distribution automatically reinvested in additional shares of our common stock, rather than receiving the cash distribution. Under the terms of our dividend reinvestment plan, dividends will primarily be paid in newly issued shares of common stock. However, we reserve the right to purchase shares in the open market in connection with the implementation of the plan. This feature of the plan means that, under certain circumstances, we may issue shares of our common stock at a price below net asset value per share, which could cause our stockholders to experience dilution.

Distributions in excess of our current and accumulated profits and earnings would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. The determination of the tax attributes of our distributions will be made annually as of the end of our fiscal year based upon our taxable income for the full year and distributions paid for the full year. Therefore, a determination made on a quarterly basis may not be representative of the actual tax attributes of our distributions for a full year. Each year, a statement on Form 1099-DIV identifying the source of the distribution will be sent to our U.S. stockholders of record. Our board of directors presently intends to declare and pay quarterly dividends. Our ability to pay dividends could be affected by future business performance, liquidity, capital needs, alternative investment opportunities and loan covenants.

SELECTED CONSOLIDATED FINANCIAL DATA

The following selected consolidated financial data of FIC and its subsidiaries, including the Funds, as of and for the years ended December 31, 2015, 2014, 2013, 2012 and 2011, is derived from the consolidated financial statements that have been audited by RSM US LLP, independent registered public accounting firm. Financial information prior to our IPO in June 2011 is that of Fund I. This financial data should be read in conjunction with our consolidated financial statements and the notes thereto included elsewhere in this prospectus and with “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

	Year Ended December 31,
	2015	2014	2013	2012	2011
	(Dollars in Thousands)
Statement of operations data:
Total investment income	$54,269	$46,116	$41,792	$33,849	$23,387
Interest and financing expenses	9,428	7,507	7,076	6,422	5,488
Management fees, net	7,545	5,899	5,261	4,237	3,182
Incentive fees	6,481	4,857	6,792	4,839	1,609
All other expenses	3,932	4,189	3,121	2,660	1,551

Net investment income before income taxes	27,386	23,664	19,542	15,691	11,557
Income tax provision	390	383	246	4	24

Net investment income	26,493	23,281	19,296	15,687	11,533
Net realized gains (losses) on investments	9,531	(17,029)	30,588	1,975	(12,318)
Net change in unrealized appreciation (depreciation) on investments	(10,086)	13,250	(22,188)	1,749	16,171
Income tax (provision) on realized gains on investments	39	(17)	(493)	—	—

Net increase (decrease) in net assets resulting from operations	$25,977	$19,485	$27,203	$19,411	$15,386

Per share data(1):
Net asset value (at end of period)	$15.17	$15.16	$15.35	$15.32	$14.90
Net investment income	$1.64	$1.62	$1.43	$1.54	$1.22
Net gain (loss) on investments	$(0.04)	$(0.26)	$0.58	$0.37	$0.40
Net increase in net assets resulting from operations	$1.60	$1.36	$2.01	$1.91	$1.63
Dividends (post initial public offering)	$1.60	$1.72	$1.94	$1.46	$0.64
Other data:
Weighted average annual yield on debt investments (2)	13.3%	13.4%	14.5%	15.3%	15.3%
Number of portfolio companies at year end	53	42	37	30	23
Expense ratios (as percentage of average net assets):
Operating expenses	7.3%	6.7%	7.2%	7.4%	4.7%
Interest expense	3.8%	3.4%	3.4%	4.1%	4.0%

(1)	Per share data and average net assets are presented as if the Formation Transaction and IPO had occurred on January 1, 2011.
(2)	Weighted average yields are computed using the effective interest rates for debt investments at cost as of the period end date, including accretion of original issue discount and loan origination fees, but excluding debt investments on non-accrual status, if any.

	As of December 31,
	2015	2014	2013	2012	2011
	(Dollars in Thousands)
Statement of assets and liabilities data:
Total investments at fair value	$443,269	$396,355	$306,981	$274,249	$204,745
Total assets	485,540	435,587	367,262	333,849	248,643
Borrowings	229,000	183,500	144,500	144,500	104,000
Total net assets	247,362	243,263	211,125	183,091	140,482

SELECTED QUARTERLY FINANCIAL DATA

The following tables set forth certain quarterly financial information for each of the twelve quarters ending with the quarter ended December 31, 2015. This information was derived from our unaudited consolidated financial statements. Results for any quarter are not necessarily indicative of results for the past fiscal year or for any future quarter.

	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015
Total investment income	$12,838	$12,799	$13,557	$15,075
Net investment income	6,229	6,039	7,050	7,175
Net increase in net assets from operations	6,409	6,246	5,487	7,835
Net investment income per share	0.39	0.37	0.43	0.44
Net increase in net assets from operations per share	0.40	0.39	0.34	0.48
Net asset value per share at end of period	15.18	15.18	15.12	15.17

	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014
Total investment income	$10,559	$10,581	$11,324	$13,652
Net investment income	5,444	5,509	5,627	6,701
Net increase in net assets from operations	3,378	3,428	5,301	7,378
Net investment income per share	0.40	0.40	0.41	0.42
Net increase in net assets from operations per share	0.25	0.25	0.38	0.46
Net asset value per share at end of period	15.22	15.09	15.18	15.16

	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013
Total investment income	$9,813	$10,476	$10,263	$11,240
Net investment income	4,923	3,164	5,274	5,935
Net increase in net assets from operations	4,637	13,420	4,537	4,609
Net investment income per share	0.38	0.23	0.38	0.43
Net increase in net assets from operations per share	0.36	0.98	0.33	0.34
Net asset value per share at end of period	15.46	16.06	15.98	15.35

MANAGEMENT’S DISCUSSION AND ANALYSIS OF

FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion and analysis of our financial condition and results of operations should be read in conjunction with “Selected Consolidated Financial Data,” Fidus Investment Corporation’s consolidated financial statements and related notes appearing elsewhere in this prospectus. The information in this section contains forward-looking statements that involve risks and uncertainties. Please see “Risk Factors” and “Special Note Regarding Forward-Looking Statements” for a discussion of the uncertainties, risks and assumptions associated with these statements.

Overview

We provide customized debt and equity financing solutions to lower middle-market companies, which we define as U.S. based companies having revenues between $10.0 million and $150.0 million. Our investment objective is to provide attractive risk-adjusted returns by generating both current income from our debt investments and capital appreciation from our equity related investments. Our investment strategy includes partnering with business owners, management teams and financial sponsors by providing customized financing for ownership transactions, recapitalizations, strategic acquisitions, business expansion and other growth initiatives. We seek to maintain a diversified portfolio of investments in order to help mitigate the potential effects of adverse economic events related to particular companies, regions or industries.

Fidus Investment Corporation was formed as a Maryland corporation on February 14, 2011. We completed our initial public offering, or IPO, in June 2011, and completed additional underwritten public offerings of our common stock in September 2012, February 2013 and September 2014 providing approximately $174.1 million in net proceeds after deducting underwriting fees and offering costs.

On June 20, 2011, Fidus Investment Corporation acquired all of the limited partnership interests of Fidus Mezzanine Capital, L.P., or Fund I, and membership interests of Fidus Mezzanine Capital GP, LLC, its general partner, through the Formation Transactions (as defined in Note 1 to the consolidated financial statements), resulting in Fund I becoming our wholly-owned SBIC subsidiary. Immediately following the Formation Transactions, we and Fund I elected to be treated as business development companies, or BDCs, under the 1940 Act and our investment activities have been managed by Fidus Investment Advisors, LLC, our investment advisor, and supervised by our board of directors, a majority of whom are independent of us. On March 29, 2013, we commenced operations of a second wholly-owned subsidiary, Fund II. Fund I and Fund II are collectively referred to as the “Funds.”

Fund I received its SBIC license on October 22, 2007 and Fund II received its SBIC license on May 28, 2013. We plan to continue to operate the Funds as SBICs, subject to SBA approval, and to utilize the proceeds of the sale of SBA-guaranteed debentures to enhance returns to our stockholders. We have also made, and continue to make, investments directly through FIC. We believe that utilizing FIC and the Funds as investment vehicles provides us with access to a broader array of investment opportunities. Based on the current capitalization of the Funds, we have approximately $11.5 million of remaining borrowing capacity under the SBIC Debenture Program and intend to fully utilize such capacity over the ensuing 3-6 months.

Portfolio Composition, Investment Activity and Yield

During the year ended December 31, 2015, we invested $136.4 million in debt and equity investments, including 13 new portfolio companies. These investments consisted of subordinated notes ($98.1 million, or 72.0%), senior secured loans ($28.3 million, or 20.7%), equity securities ($9.5 million, or 7.0%), warrants ($0.2 million, or 0.1%) and royalty rights ($0.3 million, or 0.2%). During the year ended December 31, 2015 we received proceeds from sales or repayments, including principal, return of capital dividends and net realized gains (losses), of $94.7 million. During year ended December 31, 2014, we invested $149.8 million in debt and equity investments, including 12 new portfolio companies. These investments consisted of subordinated notes ($103.7 million, or 69.2%), senior secured loans ($33.1 million, or 22.1%), equity securities ($12.2 million, or 8.1%), and warrants ($0.8 million, or 0.6%). During the year ended December 31, 2014 we received proceeds from sales or repayments, including principal, return of capital dividends and net realized gains (losses), of $62.6 million. During the year ended December 31, 2013, we invested $149.1 million in debt and equity investments, including nine new portfolio companies. These investments consisted of subordinated notes ($111.5 million, or 74.8%), senior secured loans ($22.7 million, or 15.2%), equity securities ($14.7 million, or 9.9%) and warrants ($0.2 million, or 0.1%). During the year ended December 31, 2013 we received proceeds from repayments of principal, including return of capital dividends and realized gains, of $131.2 million.

As of December 31, 2015, the fair value of our investment portfolio totaled $443.3 million and consisted of 53 portfolio companies. As of December 31, 2015, one debt investment bore interest at a variable rate, which represented $8.9 million of our portfolio on a fair value basis, and the remainder of our debt portfolio was comprised of fixed rate investments. Overall, the portfolio had net unrealized depreciation of $5.1 million as of December 31, 2015. As of December 31, 2015, our average portfolio company investment at amortized cost was $9.0 million (which excludes three investments in portfolio companies that sold their operations and are in the process of winding down).

As of December 31, 2014, the fair value of our investment portfolio totaled $396.4 million and consisted of 42 portfolio companies. As of December 31, 2014, our debt portfolio was entirely comprised of fixed rate investments. Overall, the portfolio had net unrealized appreciation of $5.0 million as of December 31, 2014. Our average portfolio company investment at amortized cost was $9.3 million as of December 31, 2014.

As of December 31, 2013, the fair value of our investment portfolio totaled $307.0 million and consisted of 37 portfolio companies. As of December 31, 2013, our debt portfolio was entirely comprised of fixed rate investments. Overall, the portfolio had net unrealized depreciation of $8.2 million as of December 31, 2013. Our average portfolio company investment at amortized cost was $8.5 million as of December 31, 2013.

The weighted average yields on debt investments at December 31, 2015, 2014 and 2013 were 13.3%, 13.4% and 14.5%, respectively. The weighted average yields were computed using the effective interest rates for debt investments at cost as of December 31, 2015, 2014 and 2013, respectively, including the accretion of original issue discount and loan origination fees, but excluding investments on non-accrual status, if any.

The following table shows the portfolio composition by investment type at fair value and cost and as a percentage of total investments:

	Fair Value
	December 31, 2015		December 31, 2014		December 31, 2013
	(dollars in thousands)
Subordinated notes	$300,467	67.8%	$273,711	69.1%	$214,400	69.8%
Senior secured loans	88,485	20.0	74,286	18.7	53,387	17.4
Equity	44,899	10.1	42,886	10.8	32,560	10.6
Warrants	9,233	2.1	5,472	1.4	6,634	2.2
Royalty rights	185	—	—	—	—	—

Total	$443,269	100.0%	$396,355	100.0%	$306,981	100.0%

	Cost
	December 31, 2015		December 31, 2014		December 31, 2013
	(dollars in thousands)
Subordinated notes	$309,899	69.2%	$273,347	69.8%	$220,372	69.9%
Senior secured loans	88,505	19.7	74,486	19.0	52,903	16.8
Equity	42,651	9.5	36,623	9.4	34,982	11.1
Warrants	7,098	1.6	6,882	1.8	6,657	2.2
Royalty rights	185	—	—	—	—	—

Total	$448,338	100.0%	$391,338	100.0%	$315,214	100.0%

The following table shows portfolio composition by geographic region at fair value and cost and as a percentage of total investments. The geographic composition is determined by the location of the corporate headquarters of the portfolio company, which may not be indicative of the primary source of the portfolio company’s business:

	Fair Value
	December 31, 2015		December 31, 2014		December 31, 2013
	(dollars in thousands)
Midwest	$119,291	26.8%	$94,572	23.9%	$67,287	21.9%
Southeast	107,975	24.4	113,516	28.6	54,885	17.9
Northeast	93,430	21.1	66,900	16.9	59,500	19.4
West	84,648	19.1	78,904	19.9	76,361	24.9
Southwest	37,925	8.6	42,463	10.7	48,948	15.9

Total	$443,269	100.0%	$396,355	100.0%	$306,981	100.0%

	Cost
	December 31, 2015		December 31, 2014		December 31, 2013
	(dollars in thousands)
Midwest	$116,015	25.9%	$92,721	23.7%	$74,430	23.6%
Southeast	113,430	25.3	113,725	29.0	55,855	17.7
Northeast	92,492	20.6	65,248	16.7	59,611	18.9
West	77,028	17.2	71,975	18.4	75,488	24.0
Southwest	49,373	11.0	47,669	12.2	49,830	15.8

Total	$448,338	100.0%	$391,338	100.0%	$315,214	100.0%

The following table shows the detailed industry composition of our portfolio at fair value and cost as a percentage of total investments:

	Fair Value			Cost
	As of December 31,			As of December 31,
	2015	2014	2013	2015	2014	2013
Healthcare products	11.4%	11.2%	8.8%	10.4%	10.6%	8.5%
Healthcare services	11.1	10.3	10.6	11.2	10.8	10.1
Aerospace & defense manufacturing	10.5	9.4	11.2	8.7	8.6	9.6
Transportation services	8.1	4.0	4.9	7.6	3.9	4.7
Specialty distribution	8.0	10.3	4.3	7.7	9.3	3.6
Business services	5.4	3.1	2.4	5.7	3.2	2.4
Consumer products	5.1	5.6	3.7	5.0	5.6	3.5
Utility equipment manufacturing	4.6	2.6	3.5	4.6	2.6	3.2
Building products manufacturing	4.0	3.6	—	3.6	3.7	—
Industrial cleaning & coatings	3.9	4.1	5.1	4.1	4.2	5.1
Component manufacturing	3.8	4.3	2.6	4.0	4.6	2.5
Oil & gas services	3.7	8.6	4.6	4.5	8.8	4.5
Financial services	3.1	3.7	4.8	2.8	3.4	4.5
Information technology services	3.0	2.3	2.6	3.2	2.5	3.1
Safety products manufacturing	2.4	2.7	3.5	2.4	2.7	3.4
Printing services	2.2	2.4	3.1	2.3	2.6	3.0
Restaurants	2.0	1.7	1.9	2.0	1.6	3.4
Specialty chemicals	1.7	2.2	—	1.9	2.2	—
Laundry services	1.5	1.5	1.8	1.4	1.4	1.6
Telecommunication services	1.4	—	—	1.3	—	—
Apparel distribution	1.3	1.5	1.6	1.3	1.5	1.7
Vending equipment manufacturing	0.8	—	—	0.9	—	—
Electronic components supplier	0.4	0.4	3.6	0.3	0.4	6.2
Retail	0.3	2.7	3.3	0.2	2.6	3.2
Commercial cleaning	0.2	0.2	2.7	0.2	0.2	2.7
Retail cleaning	0.1	1.1	2.3	2.7	2.7	2.8
Specialty cracker manufacturing	—	0.5	0.4	—	0.3	0.4
Debt collection services	—	—	1.9	—	—	1.8
Industrial products	—	—	2.0	—	—	1.9
Furniture rental	—	—	2.8	—	—	2.6

Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Portfolio Asset Quality

In addition to various risk management and monitoring tools, our investment advisor uses an internally developed investment rating system to characterize and monitor the credit profile and our expected level of returns on each investment in our portfolio. We use a five-level numeric rating scale. The following is a description of the conditions associated with each investment rating:

•	Investment Rating 1 is used for investments that involve the least amount of risk in our portfolio. The portfolio company is performing above expectations and the trends and risk factors are favorable, and may include an expected capital gain.

•	Investment Rating 2 is used for investments that involve a level of risk similar to the risk at the time of origination. The portfolio company is performing substantially within our expectations and the risk factors are neutral or favorable. Each new portfolio investment enters our portfolio with Investment Rating 2.

•	Investment Rating 3 is used for investments performing below expectations and indicates the investment’s risk has increased somewhat since origination. The portfolio company requires closer monitoring, but we expect a full return of principal and collection of all interest and/or dividends.

•	Investment Rating 4 is used for investments performing materially below expectations and the risk has increased materially since origination. The portfolio company has the potential for some loss of investment return, but we expect no loss of principal.

•	Investment Rating 5 is used for investments performing substantially below our expectations and the risks have increased substantially since origination. We expect some loss of principal.

The following table shows the distribution of our investments on the 1 to 5 investment rating scale at fair value as of December 31, 2015, 2014 and 2013:

	December 31, 2015		December 31, 2014		December 31, 2013
	Investments at Fair Value	Percent of Total Portfolio	Investments at Fair Value	Percent of Total Portfolio	Investments at Fair Value	Percent of Total Portfolio
	(dollars in thousands)
Investment Rating
1	$77,875	17.6%	$49,499	12.5%	$44,572	14.5%
2	268,285	60.4	297,024	74.9	229,113	74.6
3	95,981	21.7	48,814	12.3	30,322	9.9
4	1,128	0.3	1,018	0.3	—	—
5	—	—	—	—	2,974	1.0

Totals	$443,269	100.0%	$396,355	100.0%	$306,981	100.0%

Based upon our investment rating system, the weighted average rating of our portfolio as of each December 31, 2015, 2014 and 2013 was 2.0 on a fair value basis.

Non-Accrual

As of December 31, 2015, we had debt investments in one portfolio company on non-accrual status, which had an aggregate cost and fair value of $5.2 million and $0.6 million, respectively. For the year ended December 31, 2015, we recognized unrealized depreciation on non-accrual investments of $4.4 million, respectively. As of December 31, 2014, we had no investments on non-accrual status. As of December 31, 2013, we had debt investments in one portfolio company on non-accrual status, which had a cost and fair value of $7.3 million and $3.0 million, respectively.

Discussion and Analysis of Results of Operations

Comparison of fiscal years ended December 31, 2015 and December 31, 2014

Investment Income

For the year ended December 31, 2015, total investment income was $54.3 million, an increase of $8.2 million, or 17.7%, over the $46.1 million of total investment income for the year ended December 31, 2014. The increase was primarily attributable to a $10.3 million increase in interest income resulting largely from higher average levels of debt investments outstanding, which was partially offset by a $1.1 million decrease in dividend income due to lower average levels of income producing equity investments outstanding and a $1.1 million decrease in fee income resulting from lower levels of investment activity for the year ended December 31, 2015, as compared to the year ended December 31, 2014.

Expenses

For the year ended December 31, 2015, total expenses, including income tax provision, were $27.8 million, an increase of $4.9 million or 21.6%, over the $22.8 million of total expenses, including income tax provision, for the year ended December 31, 2014. Interest and financing expenses for the year ended December 31, 2015 were $9.4 million, an increase of $1.9 million or 25.6%, compared to $7.5 million for the year ended December 31, 2014 as a result of higher average balances of SBA debentures outstanding during 2015 and interest and commitment fees related to the Credit Facility. The base management fee increased $1.6 million, or 27.9%, to $7.5 million for the year ended December 31, 2015 due to higher average total assets less cash and cash equivalents for the year ended December 31, 2015 than the fiscal year 2014. The incentive fee for the year ended December 31, 2015 was $6.5 million, a $1.6 million, or 33.4%, increase from the $4.9 million incentive fee for the year ended December 31, 2014 which was the result of a $1.0 million increase in the income incentive fee to $6.6 million and the reversal of previously accrued capital gains incentive fees totaling $0.1 million during the year ended December 31, 2015 compared to a capital gains incentive fee reversal of $0.7 million during the fiscal year 2014. The administrative service fee, professional fees and other general and administrative expenses totaled $3.9 million for the year December 31, 2015 compared to a total of $4.2 million for the year ended December 31, 2014.

Net Investment Income

Net investment income for the year ended December 31, 2015 was $26.5 million, which was an increase of $3.2 million, or 13.8%, compared to net investment income of $23.3 million during the year ended December 31, 2014 as a result of the $8.2 million increase in total investment income and the $4.9 million increase in total expenses, including income tax provision.

Net Increase in Net Assets Resulting From Operations

For the year ended December 31, 2015, the total net realized gain on investments was $9.5 million. Significant realized gains for the year ended December 31, 2015 are summarized below:

Portfolio Company	Realization Event	Realized Gains (Losses) (in millions)
Connect-Air International, Inc.	Exit of portfolio company	$5.5
ACFP Acquisition Company, Inc.	Distribution related to sale of operations	2.3
Westminster Cracker Company, Inc.	Distribution related to sale of operations	1.5
Acentia, LLC	Exit of portfolio company	<(0.1)
Other		0.2

Total		$9.5

For the year ended December 31, 2014, the total net realized loss on investments was $17.0 million and was comprised of $3.3 million in gross realized gains and $20.3 million in gross realized losses. Significant realized gains and (losses) are summarized below:

Portfolio Company	Realization Event	Net Realized Gains (Losses) (in millions)
Nobles Manufacturing, Inc.	Exit of portfolio company	$1.7
Brook Furniture Rental, Inc.	Exit of portfolio company	0.9
Apex Microtechnology, Inc.	Repayment of debt in full	0.2
S.B. Restaurant Co. (dba Elephant Bar)	Exit of portfolio company	(8.0)
Avrio Technology Group, LLC	Exit of portfolio company	(12.3)
Other		0.5

Total		$(17.0)

During the year ended December 31, 2015, we recorded a net change in unrealized depreciation on investments of $10.1 million attributable to (i) the reversal of net unrealized appreciation on investments of $4.7 million related to the exit or sale of investments, resulting in unrealized depreciation, (ii) net unrealized depreciation of $9.3 million on debt investments and (iii) net unrealized appreciation of $3.9 million on equity investments. During the year ended December 31, 2014, we recorded a net change in unrealized appreciation on investments of $13.3 million attributable to (i) the reversal of net unrealized depreciation on investments of $11.0 million related to the exit or sale of investments, resulting in unrealized appreciation, (ii) net unrealized depreciation of $0.8 million on debt investments and (iii) net unrealized appreciation of $3.1 million on equity investments.

As a result of these events, our net increase in net assets resulting from operations during the year ended December 31, 2015 was $26.0 million, or an increase of $6.5 million, or 33.3%, compared to a net increase in net assets resulting from operations of $19.5 million during the prior year period.

Comparison of years ended December 31, 2014 and December 31, 2013

Investment Income

For the year ended December 31, 2014, total investment income was $46.1 million, an increase of $4.3 million, or 10.3%, over the $41.8 million of total investment income for the year ended December 31, 2013. The increase was primarily attributable to a $2.6 million increase in interest income resulting largely from higher average levels of debt investments outstanding and a $1.5 million increase in fee income from investments during the year ended December 31, 2014, as compared to the year ended December 31, 2013.

Expenses

For the year ended December 31, 2014, total expenses, including income tax provision, were $22.8 million, an increase of $0.3 million or 1.5%, over the $22.5 million of total expenses, including income tax provision, for the year ended December 31, 2013. Interest and financing expenses for the year ended December 31, 2014 were $7.5 million, an increase of $0.4 million or 6.1%, compared to $7.1 million for the year ended December 31, 2013 as a result of higher average balances of SBA debentures outstanding during 2014 and interest and commitment fees related to the Credit Facility. The base management fee increased $0.6 million, or 12.1%, to $5.9 million for the year ended December 31, 2014 due to higher average total assets less cash and cash equivalents for the year ended December 31, 2014 than the comparable period in 2013. The incentive fee for the year ended December 31, 2014 was $4.9 million, a $1.9 million, or 28.5%, decrease from the $6.8 million incentive fee for the year ended December 31, 2013 which was primarily the result of a capital gains incentive fee reversal of $0.7 million during the 2014 period compared to a capital gains incentive fee accrual of $1.6 million during the same period in 2013, which was partially offset by a $0.4 million increase in the income incentive fee. The administrative service fee, professional fees and other general and administrative expenses increased $1.1 million, or 34.2%, to $4.2 million primarily due to increased personnel costs and professional fees.

Net Investment Income

Net investment income for the year ended December 31, 2014 was $23.3 million, which was an increase of $4.0 million, or 20.7%, compared to net investment income of $19.3 million during the year ended December 31, 2013 as a result of the $4.3 million increase in total investment income and the $0.3 million increase in total expenses, including income tax provision.

Net Increase in Net Assets Resulting From Operations

For the year ended December 31, 2014, the total net realized loss on investments was $17.0 million and was comprised of $3.3 million in gross realized gains and $20.3 million in gross realized losses. Significant realized gains and (losses) are summarized below:

Portfolio Company	Realization Event	Net Realized Gains (Losses) (in millions)
Nobles Manufacturing, Inc.	Exit of portfolio company	$1.7
Brook Furniture Rental, Inc.	Exit of portfolio company	0.9
Apex Microtechnology, Inc.	Repayment of debt in full	0.2
S.B. Restaurant Co. (dba Elephant Bar)	Exit of portfolio company	(8.0)
Avrio Technology Group, LLC	Exit of portfolio company	(12.3)
Other		0.5

Total		$(17.0)

For the year ended December 31, 2013, the total realized gain on investments was $30.6 million. Significant realized gains and (losses) for the year ended December 31, 2013 are summarized below:

Portfolio Company	Realization Event	Net Realized Gains (Losses) (in millions)
Worldwide Express Operations, LLC	Restructuring	$22.2
Tulsa Inspection Resources, Inc.	Exit of portfolio company	3.9
Goodrich Quality Theaters, Inc.	Exit of portfolio company	2.6
Caldwell & Gregory, LLC	Restructuring	1.4
Other		0.5

Total		$30.6

During the year ended December 31, 2014, we recorded a net change in unrealized appreciation on investments of $13.3 million attributable to (i) the reversal of net unrealized depreciation on investments of $11.0 million related to the exit or sale of investments, resulting in unrealized appreciation, (ii) net unrealized depreciation of $0.8 million on debt investments and (iii) net unrealized appreciation of $3.1 million on equity investments. During the year ended December 31, 2013, we recorded net unrealized depreciation of $22.2 million attributable to (i) the reversal of net unrealized appreciation on investments of $14.6 million related to the exit or sale of investments, resulting in unrealized depreciation, (ii) net unrealized depreciation of $6.8 million on debt investments and (iii) net unrealized depreciation of $0.8 million on equity investments.

As a result of these events, our net increase in net assets resulting from operations during the year ended December 31, 2014 was $19.5 million, or a decrease of $7.7 million, or 28.4%, compared to a net increase in net assets resulting from operations of $27.2 million during the prior year period.

Liquidity and Capital Resources

As of December 31, 2015, we had $31.7 million in cash and cash equivalents and our net assets totaled $247.4 million. We believe that our current cash and cash equivalents on hand, our continued access to SBA-guaranteed debentures, our Credit Facility and our anticipated cash flows from operations will provide adequate capital resources with which to operate and finance our investment business and make distributions to our stockholders for at least the next 12 months. We intend to generate additional cash primarily from the future offerings of securities (including the ATM Program) and future borrowings, as well as cash flows from operations, including income earned from investments in our portfolio companies. On both a short-term and long-term basis, our primary use of funds will be investments in portfolio companies and cash distributions to our stockholders.

Cash Flows

For the year ended December 31, 2015, we experienced a net increase in cash and cash equivalents in the amount of $2.3 million. During that period, we used $19.5 million of cash for operating activities, primarily for the funding of $136.4 million of investments, which was partially offset by the proceeds from sales and repayments of investments of $94.7 million. During the same period, we received $21.8 million for financing activities resulting from proceeds received from stock offerings, net of expenses, of $3.2 million, proceeds from the issuance of SBA debentures of $40.0 million and net borrowings under the Credit Facility of $5.5 million, which were partially offset by cash dividends paid to stockholders of $25.0 million and the payment of deferred financing costs totaling $1.8 million.

For the year ended December 31, 2014, we experienced a net decrease in cash and cash equivalents in the amount of $24.1 million. During that period, we used $71.3 million of cash for operating activities, primarily for the funding of $149.8 million of investments, which was partially offset by the proceeds from sales and repayments of investments of $62.6 million. During the same period, we generated $47.2 million from financing activities resulting from proceeds received from stock offerings, net of expenses, of $36.5 million, proceeds from the issuance of SBA debentures of $29.0 million and borrowings under the Credit Facility of $10.0 million, which were partially offset by cash dividends paid to stockholders of $23.9 million, a $2.9 million payment for taxes paid on behalf of the stockholders related to the 2013 deemed distribution and payments of financing costs totaling $1.6 million.

Capital Resources

We anticipate that we will continue to fund our investment activities on a long-term basis through a combination of additional debt and equity capital.

The Funds are licensed SBICs, and have the ability to issue debentures guaranteed by the SBA at favorable interest rates. Under the Small Business Investment Act and the SBA rules applicable to SBICs, an SBIC can have outstanding at any time debentures guaranteed by the SBA in an amount up to twice its regulatory capital. The SBA regulations currently limit the amount that is available to be borrowed by any SBIC and guaranteed by the SBA to 200.0% of an SBIC’s regulatory capital or $150.0 million, whichever is less. For three or more SBICs under common control, the maximum amount of outstanding SBA debentures cannot exceed $350.0 million. SBA debentures have fixed interest rates that approximate prevailing 10-year Treasury Note rates plus a spread and have a maturity of ten years with interest payable semi-annually. The principal amount of the SBA debentures is not required to be paid before maturity but may be pre-paid at any time. As of December 31, 2015, Fund I had $150.0 million of outstanding SBA debentures and cannot issue additional SBA debentures. As of December 31, 2015, Fund II had $63.5 million of outstanding SBA debentures. Based on its $37.5 million of regulatory capital as of December 31, 2015, Fund II has the current capacity to issue up to an additional $11.5 million of SBA debentures. Subject to SBA regulatory requirements and approval, we may access up to $125.0 million of additional SBA debentures under the SBIC Debenture Program. For more information on the SBA debentures, please see Note 6 to our consolidated financial statements.

In June 2014, we entered into the Credit Facility to provide additional funding for our investment and operational activities. The Credit Facility, which matures on June 16, 2018, had an initial commitment of $30.0 million and an accordion feature that allows for an increase in the total commitments up to $75.0 million, subject to certain customary conditions. The Credit Facility is secured primarily by our assets, excluding the assets of the Funds.

On December 19, 2014, we amended the Credit Facility to (i) increase the commitment from $30.0 million to $50.0 million (ii) allow FIC to buy-back up to $10.0 million of our common stock subject to the satisfaction of specified financial covenants and conditions. The Credit Facility continues to have an accordion feature which allows for an increase in the total commitment up to $75.0 million.

Amounts available to borrow under the Credit Facility are subject to a minimum borrowing/collateral base that applies an advance rate to certain portfolio investments. We are subject to limitations with respect to the investments securing the Credit Facility, including, but not limited to, restrictions on sector concentrations, loan size, payment frequency and status and collateral interests, as well as restrictions on portfolio company leverage, which may also affect the borrowing base and therefore amounts available to borrow.

Borrowings under the Credit Facility bear interest, subject to our election, on a per annum basis equal to (i) the alternate base rate plus 2.5% or (ii) the applicable London Interbank Offered Rate, or LIBOR, which varies depending on the period of the borrowing under the Credit Facility, plus 3.5%. The alternate base rate is equal to the greater of (i) prime rate, (ii) the federal funds rate plus 0.5% or (iii) the three-month LIBOR plus 1.0%. We pay a commitment fee ranging from 0.5% to 1.0% per annum based on the size of the unused portion of the Credit Facility.

We have made customary representations and warranties and are required to comply with various covenants, reporting requirements and other customary requirements for similar credit facilities. These covenants are subject to important limitations and exceptions that are described in the documents governing the Credit Facility. As of December 31, 2015, we were in compliance with all covenants of the Credit Facility and there was $15.5 million outstanding under the Credit Facility.

As of December 31, 2015, the weighted average interest rate for all SBA debentures and borrowings outstanding under the Credit Facility was 4.0%.

As a BDC, we are generally required to meet a coverage ratio of total assets to total senior securities, which include borrowings and any preferred stock we may issue in the future, of at least 200.0%. This requirement limits the amount that we may borrow. We have received exemptive relief from the Securities and Exchange Commission, or the SEC, to allow us to exclude any indebtedness guaranteed by the SBA and issued by the Funds from the 200.0% asset coverage requirements, which, in turn, will enable us to fund more investments with debt capital.

As a BDC, we are generally not permitted to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value per share of our common stock if our board of directors, including Independent Directors, determines that such sale is in the best interests of us and our stockholders, and if our stockholders approve such sale. On June 3, 2015, our stockholders voted to allow us to sell or otherwise issue common stock at a price below net asset value per share for a period of one year ending on the earlier of June 3, 2016 or the date of our 2016 Annual Meeting of Stockholders. We expect to present to our stockholders a similar proposal at our 2016 Annual Meeting of Stockholders. Our stockholders specified that the cumulative number of shares sold in each offering during the one-year period ending on the earlier of June 3, 2016 or the date of our 2016 Annual Meeting of Stockholders may not exceed 25.0% of our outstanding common stock immediately prior to each such sale.

Critical Accounting Policies and Use of Estimates

The preparation of financial statements in accordance with GAAP requires management to make certain estimates and assumptions affecting amounts reported in the financial statements. We have identified investment valuation and revenue recognition as our most critical accounting estimates. We continuously evaluate our estimates, including those related to the matters described below. These estimates are based on the information that is currently available to us and on various other assumptions that we believe to be reasonable under the circumstances. Actual results could differ materially from those estimates under different assumptions or conditions. A discussion of our critical accounting policies follows.

Valuation of Portfolio Investments

As a BDC, we report our assets and liabilities at fair value at all times consistent with GAAP and the 1940 Act. Accordingly, we are required to periodically determine the fair value of all of our portfolio investments.

Our investments generally consist of illiquid securities including debt and equity investments in lower middle-market companies. Investments for which market quotations are readily available are valued at such market quotations. Because we expect that there will not be a readily available market for substantially all of the investments in our portfolio, we value substantially all of our portfolio investments at fair value as determined in good faith by our board of directors using a documented valuation policy and consistently applied valuation process. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the difference could be material.

With respect to investments for which market quotations are not readily available, our board of directors undertakes a multi-step valuation process each quarter, as described below:

•	our quarterly valuation process begins with each portfolio company or investment being initially evaluated and rated by the investment professionals of our investment advisor responsible for the portfolio investment;

•	preliminary valuation conclusions are then documented and discussed with the investment committee of our investment advisor;

•	our board of directors engages one or more independent valuation firm(s) to conduct independent appraisals of a selection of our portfolio investments for which market quotations are not readily available. Each portfolio company investment is generally appraised by the valuation firm(s) at least once every calendar year and each new portfolio company investment is appraised at least once in the twelve-month period following the initial investment. In certain instances, we may determine that it is not cost-effective, and as a result it is not in our stockholders’ best interest, to request the independent appraisal of certain portfolio company investments. Such instances include, but are not limited to, situations where we determine that the fair value of the portfolio company investment is relatively insignificant to the fair value of the total portfolio. Our board of directors consulted with the independent valuation firm(s) in arriving at our determination of fair value for 16 and 9 of our portfolio company investments representing 43.0% and 20.7% of the total portfolio investments at fair value (exclusive of new portfolio company investments made during the three months ended December 31, 2015 and 2014, respectively) as of December 31, 2015 and 2014, respectively;

•	the audit committee of our board of directors reviews the preliminary valuations of our investment advisor and of the independent valuation firm(s) and responds and supplements the valuation recommendations to reflect any comments; and

•	the board of directors discusses the valuations and determines the fair value of each investment in our portfolio in good faith, based on the input of our investment advisor, the independent valuation firm(s) and the audit committee.

In making the good faith determination of the value of portfolio investments, we start with the cost basis of the security. The transaction price is typically the best estimate of fair value at inception. When evidence supports a subsequent change to the carrying value from the original transaction price, adjustments are made to reflect the expected exit values.

Consistent with the policies and methodologies adopted by our board of directors, we perform detailed valuations of our debt and equity investments, including an analysis of the Company’s unfunded loan commitments, using both the market and income approaches as appropriate. Under the market approach, we typically use the enterprise value methodology to determine the fair value of an investment. There is no one methodology to estimate enterprise value and, in fact, for any one portfolio company, enterprise value is generally best expressed as a range of values, from which we derive a single estimate of enterprise value. Under the income approach, we typically prepare and analyze discounted cash flow models to estimate the present value of future cash flows of either an individual debt investment or of the underlying portfolio company itself.

We evaluate investments in portfolio companies using the most recent portfolio company financial statements and forecasts. We also consult with the portfolio company’s senior management to obtain further updates on the portfolio company’s performance, including information such as industry trends, new product development and other operational issues.

For our debt investments, including senior secured loans and subordinated notes, the primary valuation technique used to estimate the fair value is the discounted cash flow method. However, if there is deterioration in credit quality or a debt investment is in workout status, we may consider other methods in determining the fair value, including the value attributable to the debt investment from the enterprise value of the portfolio company or the proceeds that would be received in a liquidation analysis. Our discounted cash flow models estimate a range of fair values by applying an appropriate discount rate to the future cash flow streams of our debt investments, based on future interest and principal payments as set forth in the associated loan agreements. We prepare a weighted average cost of capital for use in the discounted cash flow model for each investment, based on factors including, but not limited to: current pricing and credit metrics for similar proposed or executed investment transactions of private companies; the portfolio company’s historical financial results and outlook; and the portfolio company’s current leverage and credit quality as compared to leverage and credit quality as of the date the investment was made. We may also consider the following factors when determining the fair value of debt investments: the portfolio company’s ability to make future scheduled payments; prepayment penalties and other fees; estimated remaining life; the nature and realizable value of any collateral securing such debt investment; and changes in the interest rate environment and the credit markets that generally may affect the price at which similar investments may be made. We estimate the remaining life of our debt investments to generally be the legal maturity date of the instrument, as we generally intend to hold loans to maturity. However, if we have information available to us that the loan is expected to be repaid in the near term, we would use an estimated remaining life based on the expected repayment date.

For our equity investments, including equity and warrants, we generally use a market approach, including valuation methodologies consistent with industry practice, to estimate the enterprise value of portfolio companies. Typically, the enterprise value of a private company is based on multiples of EBITDA, net income, revenues, or in limited cases, book value. In estimating the enterprise value of a portfolio company, we analyze various factors consistent with industry practice, including but not limited to original transaction multiples, the portfolio company’s historical and projected financial results, applicable market trading and transaction comparables, applicable market yields and leverage levels, the nature and realizable value of any collateral, the markets in which the portfolio company does business, and comparisons of financial ratios of peer companies that are public. Where applicable, we consider our ability to influence the capital structure of the portfolio company, as well as the timing of a potential exit.

We may also utilize an income approach when estimating the fair value of our equity securities, either as a primary methodology if consistent with industry practice or if the market approach is otherwise not applicable, or as a supporting methodology to corroborate the fair value ranges determined by the market approach. We typically prepare and analyze discounted cash flow models based on projections of the future free cash flows (or earnings) of the portfolio company. We consider various factors, including but not limited to the portfolio company’s projected financial results, applicable market trading and transaction comparables, applicable market yields and leverage levels, the markets in which the portfolio company does business, and comparisons of financial ratios of peer companies that are public.

The fair value of the Company’s royalty rights are calculated based on projected future cash flows and the specific provisions contained in the pertinent agreements. The determination of the fair value of such royalty rights is not a significant component of the Company’s valuation process.

Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to our consolidated financial statements express the uncertainties with respect to the possible effect of such valuations, and any changes in such valuations, on the consolidated financial statements.

Revenue Recognition

Investments and related investment income. Realized gains or losses on investments are recorded upon the sale or disposition of a portfolio investment and are calculated as the difference between the net proceeds from the sale or disposition and the cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized. Net change in unrealized appreciation or depreciation on the consolidated statements of operations includes changes in the fair value of investments from the prior period, as determined by our board of directors through the application of our valuation policy, as well as reclassifications of any prior period unrealized appreciation or depreciation on exited investments to realized gains or losses on investments.

Interest and dividend income. Interest and dividend income is recorded on the accrual basis to the extent that we expect to collect such amounts. Interest and dividend income is accrued daily based on the outstanding principal amount and the contractual terms of the debt or preferred equity investment. Dividend income is recorded at the point an obligation exists for the portfolio company to make a distribution. Distributions from portfolio companies are evaluated to determine if the distribution is a distribution of earnings or a return of capital.

Payment-in-kind interest. Certain of our investments contain a PIK income provision. The PIK income, computed at the contractual rate specified in the applicable investment agreement, is added to the principal balance of the investment, rather than being paid in cash, and recorded as interest or dividend income, as applicable, on the consolidated statements of operations. We stop accruing PIK income when there is reasonable doubt that PIK income will be collected. PIK income is included in our taxable income and, therefore, affects the amount we are required to pay to our stockholders in the form of dividends in order to maintain our tax treatment as a RIC and to avoid paying corporate federal income tax, even though we have not yet collected the cash.

Non-accrual. When there is reasonable doubt that principal, interest or dividends will be collected, loans or preferred equity investments are placed on non-accrual status and we will generally cease recognizing interest or dividend income. Interest and dividend payments received on non-accrual investments may be recognized as interest or dividend income or applied to the investment principal balance based on management’s judgment. Non-accrual investments are restored to accrual status when past due principal, interest or dividends are paid and, in management’s judgment, are likely to remain current.

Warrants. In connection with our debt investments, we will sometimes receive warrants or other equity-related securities, or Warrants. We determine the cost basis of Warrants based upon their respective fair values on the date of receipt in proportion to the total fair value of the debt and Warrants received. Any resulting difference between the face amount of the debt and its recorded fair value resulting from the assignment of value to the Warrants are treated as original issue discount, or OID, and accreted into interest income using the effective interest method over the term of the debt investment.

Fee income. All transaction fees earned in connection with our investments are recognized as fee income. Such fees typically include fees for services, including structuring and advisory services, provided to portfolio companies. We recognize income from fees for providing such structuring and advisory services when the services are rendered or the transactions are completed. Upon the prepayment of a loan or debt security, any prepayment penalties are recorded as fee income when earned. Prior to the Formation Transactions, and in accordance with the prior limited partnership agreement, we historically recorded transaction fees provided in connection with our investments as a direct offset to management fee expense.

We also typically receive loan origination or closing fees in connection with investments. Such loan origination and closing fees are capitalized as unearned income and offset against investment cost basis on our consolidated statements of assets and liabilities and accreted into income over the life of the investment.

Recently Issued Accounting Standards

In February 2015, the FASB issued ASU 2015-02, Consolidation: Amendments to the Consolidation Analysis, which amends the criteria for determining which entities are considered variable interest entities (“VIEs”), amends the criteria for determining if a service provider possesses a variable interest in a VIE and ends the deferral granted to investment companies for application of the VIE consolidation model. This guidance is effective for annual and interim reporting periods of public entities beginning after December 15, 2015 and early adoption is permitted. We are currently evaluating the impact this ASU will have on our consolidated financial position or disclosures.

In April 2015, FASB issued ASU 2015-03, Interest – Imputation of interest (Subtopic 835-30): Simplifying the Presentation of Debt Issuance Costs, which requires that debt issuance costs related to a recognized debt liability be presented in the balance sheet as a direct deduction from the carrying amount of that debt liability rather than as an asset. Amortization of the costs will continue to be reported as interest expense. This guidance is effective for annual and interim periods beginning after December 15, 2015 and early adoption is permitted. The new guidance will be applied retrospectively to each prior period presented. We are currently evaluating the impact this ASU will have on our consolidated financial position or disclosures.

In August 2015, the FASB issued ASU 2015-14, Revenue from Contracts with Customers (Topic 606), which supersedes the revenue recognition requirements in Revenue Recognition (Topic 605). Under the new guidance, an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. This guidance is effective for annual and interim reporting periods beginning after December 15, 2017 and early application is permitted only for annual reporting periods beginning after December 15, 2016, including interim reporting periods within that reporting period. We are currently evaluating the impact this ASU will have on our consolidated financial position or disclosures.

Off-Balance Sheet Arrangements

We may be a party to financial instruments with off-balance sheet risk in the normal course of business to meet the financial needs of our portfolio companies. As of December 31, 2015, we had off-balance sheet arrangements consisting of six unfunded revolving loan commitments totaling $4.7 million to portfolio companies and three unfunded loan commitments totaling $5.4 million to portfolio companies. As of December 31, 2014, we had off-balance sheet arrangements consisting of five unfunded revolving loan commitments totaling $4.1 million to portfolio companies and two unfunded loan commitment totaling $5.4 million to a portfolio company. As of December 31, 2013, we had off-balance sheet arrangements consisting of two unfunded revolving loan commitments totaling $1.5 million, two unfunded loan commitments totaling $4.6 million to portfolio companies, and one unfunded capital commitment of $0.3 million related to a portfolio company.

Contractual Obligations

As of December 31, 2015 our future fixed commitments for cash payments are as follows:

	Total	Less Than 1 Year	1 – 3 Years	3 – 5 Years	More than 5 Years
	(Dollars in thousands)
SBA debentures	$213,500	$—	$36,700	$55,250	$121,550
Interest due on SBA debentures	42,472	8,254	15,490	9,274	9,454
Credit Facility borrowings	15,500	—	15,500	—	—
Interest and fees due on Credit Facility(1)	1,451	667	784	—	—

Total	$272,923	$8,921	$68,474	$64,524	$131,004

(1)	Amounts represent (i) commitment fees on the unused portion of Credit Facility calculated at a rate of 1.0% of the unused amount as of December 31, 2015, which was $34.5 million, (ii) interest expense calculated at a weighted average interest rate of 3.9% of outstanding borrowings under the Credit Facility as of December 31, 2015, which were $15.5 million and (iii) annual agency fees due to the Credit Facility administrative agent.

We have certain contracts under which we have material future commitments. We entered into the Investment Advisory Agreement with our investment advisor in accordance with the 1940 Act. Under the Investment Advisory Agreement, our investment advisor provides us with investment advisory and management services. We pay the following amounts for these services (a) a management fee equal to a percentage of the average of our total assets (excluding cash and cash equivalents) and (b) an incentive fee based on our performance. See “Business — Management and Other Agreements — Investment Advisory Agreement — Management Fee.”

Under the Administration Agreement, our investment advisor furnishes us with office facilities and equipment, provides us clerical, bookkeeping and record keeping services at such facilities and provides us with other administrative services necessary to conduct our day-to-day operations. See “Business — Management and Other Agreements — Administration Agreement.”

If any of our contractual obligations discussed above are terminated, our costs under any new agreements that we enter into may increase. In addition, we would likely incur significant time and expense in locating alternative parties to provide the services we expect to receive under our Investment Advisory Agreement and our Administration Agreement. Any new investment advisory agreement would also be subject to approval by our Independent Directors and our stockholders.

Quantitative and Qualitative Disclosure about Market Risk

We are subject to financial market risks, including changes in interest rates. Changes in interest rates affect both our cost of funding and the valuation of our investment portfolio. Our risk management systems and procedures are designed to identify and analyze our risk, to set appropriate policies and limits and to continually monitor these risks and limits by means of reliable administrative and information systems and other policies and programs. In the future, our investment income may also be affected by changes in various interest rates, including LIBOR and prime rates, to the extent of any debt investments that include floating interest rates. As of December 31, 2015, one debt investment bore interest at a variable rate, which represented $8.9 million of our portfolio on a fair value basis, and the remainder of our debt portfolio was comprised entirely of fixed rate investments. As of December 31, 2014, our debt portfolio was comprised entirely of fixed rate investments. Assuming that the consolidated statements of assets and liabilities as of December 31, 2015 and 2014 were to remain constant, a hypothetical 100 basis point change in interest rates would not have a material effect on our level of interest income from debt investments. Our pooled SBA debentures bear interest at fixed rates. Our Credit Facility bears interest, subject to our election, on a per annum basis equal to (i) the alternate base rate plus 2.5% or (ii) the applicable LIBOR, which varies depending on the period of the borrowing under the Credit Facility, plus 3.5%. The alternate base rate is equal to the greater of (i) prime rate, (ii) the federal funds rate plus 0.5% or (iii) the three-month LIBOR plus 1.0%.

Because we currently borrow, and plan to borrow in the future, money to make investments, our net investment income is dependent upon the difference between the rate at which we borrow funds and the rate at which we invest the funds borrowed. Accordingly, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates, our cost of funds would increase, which could reduce our net investment income if there is not a corresponding increase in interest income generated by our investment portfolio.

Recent Developments

On January 15, 2016, we invested $10.5 million in the subordinated notes and common equity of OMC Investors, LLC, doing business as Ohio Medical Corporation, a manufacturer and distributer of medical suction and oxygen therapy products and source equipment.

On January 27, 2016, we filed an exemptive application with the SEC to permit us to co-invest with funds or entities managed by our investment adviser in certain negotiated transactions where co-investing would otherwise be prohibited under the 1940 Act. Any such order, if granted by the SEC, will be subject to certain terms and conditions. Furthermore, there is no assurance when, or if, this application for exemptive relief will be granted by the SEC.

On January 28, 2016, we announced that our board of directors authorized an open market stock repurchase program (the “Program”) under which we may acquire up to $5.0 million of our outstanding common stock. Under the Program, we may, but are not obligated to, repurchase our outstanding common stock in the open market from time to time provided that we comply with the prohibitions under our insider trading policies and the requirements of Rule 10b-18 of the Exchange Act, including certain price, market volume and timing constraints. The timing, manner, price and amount of any share repurchases will be determined by the Company’s management, in its discretion, based upon the evaluation of economic and market conditions, stock price, capital availability, applicable legal and regulatory requirements and other corporate considerations. Unless extended by our board of directors, we expect that the Program will be in effect until January 22, 2017, or until the approved dollar amount has been used to repurchase shares. The program does not require us to repurchase any specific number of shares and Fidus cannot assure that any shares will be repurchased under the program. The program may be suspended, extended, modified or discontinued at any time.

On January 29, 2016, we exited our debt and warrant investments in Continental Anesthesia Management, LLC in connection with the sale of the portfolio company. We received payment in full on our subordinated notes and recognized a loss of approximately $0.3 million on our warrant investment.

On February 1, 2016, we exited our debt and equity investments in X5 Opco LLC. We received payment in full on our senior secured loan, including a prepayment penalty, and sold our equity at a price approximating cost.

On February 16, 2016, we exited our debt investment in Stagnito Partners, LLC. We received payment in full on our senior secured loan, including a prepayment penalty.

On February 16, 2016, the board of directors declared a regular quarterly dividend of $0.39 per share, which is payable on March 25, 2016 to stockholders of record as of March 11, 2016.

On March 14, 2016, we invested $13.9 million in the subordinated notes and common equity of Thermoforming Technology Group, LLC, a designer and manufacturer of thermoforming equipment, tooling and aftermarket parts.

On March 23, 2016, we invested $12.1 million in the subordinated notes and common equity of Hub Acquisition Sub, LLC, doing business as Hub Pen, a supplier and decorator of promotional writing instruments.

SENIOR SECURITIES

Information about our senior securities is shown in the following table for the years indicated in the table, unless otherwise noted. RSM US LLP’s report on the senior securities table as of December 31, 2015, is attached as an exhibit to the registration statement of which this prospectus is a part.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities (1)	Asset Coverage per Unit (2)	Involuntary liquidation Preference per Unit (3)	Average Market Value per Unit (4)
	(dollars in thousands)
SBA debentures
2007	$—	$—	—	N/A
2008	46,450	1,701	—	N/A
2009	79,450	1,610	—	N/A
2010	93,500	1,556	—	N/A
2011	104,000	2,351	—	N/A
2012	144,500	2,267	—	N/A
2013	144,500	2,461	—	N/A
2014	173,500	2,460	—	N/A
2015	213,500	2,231	—	N/A
Credit Facility
2007	$15,520	$2,285	—	N/A
2008	—	—	—	N/A
2009	—	—	—	N/A
2010	—	—	—	N/A
2011	—	—	—	N/A
2012	—	—	—	N/A
2013	—	—	—	N/A
2014	10,000	42,676	—	N/A
2015	15,500	30,733	—	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.
(2)	Asset coverage per unit is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.
(3)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it. The “—” indicates information which the SEC expressly does not require to be disclosed for certain types of senior securities.
(4)	Not applicable because senior securities are not registered for public trading.

THE COMPANY

General

We provide customized debt and equity financing solutions to lower middle-market companies, which we define as U.S. based companies having revenues between $10.0 million and $150.0 million. Our investment objective is to provide attractive risk-adjusted returns by generating both current income from our debt investments and capital appreciation from our equity related investments. Our investment strategy includes partnering with business owners, management teams and financial sponsors by providing customized financing for ownership transactions, recapitalizations, strategic acquisitions, business expansion and other growth initiatives. We seek to maintain a diversified portfolio of investments in order to help mitigate the potential effects of adverse economic events related to particular companies, regions or industries.

We invest in companies that possess some or all of the following attributes: predictable revenues; positive cash flows; defensible and/or leading market positions; diversified customer and supplier bases; and proven management teams with strong operating discipline. We target companies in the lower middle-market with annual earnings, before interest, taxes, depreciation and amortization, or EBITDA, between $3.0 million and $20.0 million; however, we may from time to time opportunistically make investments in larger or smaller companies. Our investments typically range between $5.0 million and $25.0 million per portfolio company.

As of December 31, 2015, we had debt and equity investments in 53 portfolio companies with an aggregate fair value of $443.3 million. The weighted average yield on our debt investments as of December 31, 2015 was 13.3%. The weighted average yield was computed using the effective interest rates as of December 31, 2015, including accretion of original issue discount and loan origination fees, but excluding investments on non-accrual status, if any. There can be no assurance that the weighted average yield will remain at its current level.

Market Opportunity

We believe that the limited amount of capital available to lower middle-market companies, coupled with the desire of these companies for flexible and partnership-oriented sources of capital, creates an attractive investment environment for us. We believe the following factors will continue to provide us with opportunities to grow and deliver attractive returns to stockholders.

The lower middle-market represents a large, underserved market. We believe that lower middle-market companies, most of which are privately-held, are relatively underserved by traditional capital providers such as commercial banks, finance companies, hedge funds and collateralized loan obligation funds. Further, we believe that companies of this size generally possess conservative capital structures with significant enterprise value cushions, as compared to larger companies with more financing options.

Current credit market dislocation for lower middle-market companies has created an opportunity for attractive risk-adjusted returns. In this market, we believe traditional capital sources, such as commercial banks, finance companies, hedge funds and collateralized loan obligation funds have reduced lending and investing in the lower middle-market, which has resulted in increased opportunities for alternative funding sources. In addition, we believe that there continues to be less competition in the lower middle-market and an increased opportunity for attractive risk-adjusted returns. The remaining lenders and investors in the current environment are requiring lower amounts of senior and total leverage, increased equity commitments and more comprehensive covenant packages than was customary in the years leading up to the credit crisis.

Large pools of uninvested private equity capital should drive future transaction velocity. We believe there is a large pool of uninvested private equity capital, and we expect that private equity firms will remain active investors in lower middle-market companies. Private equity funds generally seek to leverage their investments by combining their equity capital with senior secured loans and/or mezzanine debt provided by other sources, and our relationships with private equity firms position us to partner with private equity investors.

Future refinancing activity is expected to create additional investment opportunities. A high volume of financings completed will mature in the coming years. Additionally, we believe that demand for debt financing from lower middle-market companies will remain strong because these companies will continue to require credit to refinance existing debt, to support growth initiatives and to finance acquisitions. We believe this supply of opportunities coupled with limited financing providers focused on lower middle-market companies will continue to offer investment opportunities with attractive risk-adjusted returns.

About Our Advisor

Our investment activities are managed by Fidus Investment Advisors, LLC, our investment advisor, and supervised by our board of directors, a majority of whom are not “interested persons” of FIC as defined in section 2(a)(19) of the 1940 Act, and who we refer to hereafter as the Independent Directors. Pursuant to the terms of the investment advisory and management agreement, which we refer to as the Investment Advisory Agreement, between us and our investment advisor, our investment advisor is responsible for determining the composition of our portfolio, including sourcing potential investments, conducting research and diligence on potential investments and equity sponsors, analyzing investment opportunities, structuring our investments and monitoring our investments and portfolio companies on an ongoing basis. Our investment advisor’s investment professionals seek to capitalize on their significant deal origination and sourcing, underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience. These professionals have developed a broad network of contacts within the investment community, have gained extensive experience investing in assets that constitute our primary focus and have expertise in investing across all levels of the capital structure of lower middle-market companies.

Our relationship with our investment advisor is governed by and dependent on the Investment Advisory Agreement and may be subject to conflicts of interest. We pay our investment advisor a fee for its services under the Investment Advisory Agreement consisting of two components—a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 1.75% of the average value of our total assets (other than cash or cash equivalents but including assets purchased with borrowed amounts). The incentive fee consists of two parts. The first part is calculated and payable quarterly in arrears and equals 20.0% of our “pre-incentive fee net investment income” for the immediately preceding quarter, subject to a 2.0% preferred return, or “hurdle,” and a “catch up” feature. The second part is determined and payable in arrears as of the end of each fiscal year in an amount equal to 20.0% of our realized capital gains, if any, on a cumulative basis from inception through the end of each fiscal year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any capital gain incentive fees paid in prior years. We accrue, but do not pay, a capital gains incentive fee in connection with any unrealized capital appreciation, as appropriate. For more information about how we compensate our investment advisor, see “Management and Other Agreements—Investment Advisory Agreement.”

Among other things, our board of directors is charged with protecting our interests by monitoring how our investment advisor addresses conflicts of interest associated with its management services and compensation. Our board of directors is not expected to review or approve each borrowing or incurrence of leverage. However, our board of directors periodically reviews our investment advisor’s portfolio management decisions and portfolio performance. In addition, our board of directors at least annually reviews the services provided by and fees paid to our investment advisor. In connection with these reviews, our board of directors, including a majority of our Independent Directors, considers whether the fees and expenses (including those related to leverage) that we pay to our investment advisor are fair and reasonable in relation to the services provided. Renewal of our Investment Advisory Agreement must be approved each year by our board of directors, including a majority of our Independent Directors.

Fidus Investment Advisors, LLC is a Delaware limited liability company that is registered as an investment advisor under the Investment Advisers Act of 1940, as amended, or the Advisers Act. In addition, Fidus Investment Advisors, LLC serves as our administrator and provides us with office space, equipment and clerical, book-keeping and record-keeping services pursuant to an administration agreement, which we refer to as the Administration Agreement.

Business Strategy

We intend to accomplish our goal of becoming the premier provider of capital to and value-added partner of lower middle-market companies by:

Leveraging the Experience of Our Investment Advisor. Our investment advisor’s investment professionals have significant experience investing in, lending to and advising companies across multiple industries and changing market cycles. These professionals have diverse backgrounds with prior experience in senior management positions at investment banks, specialty finance companies, commercial banks and privately and publicly held companies and have extensive experience investing across all levels of the capital structure of lower middle-market companies. We believe these professionals possess an in-depth understanding of the strategic, financial and operational challenges and opportunities of lower middle-market companies, enabling our investment advisor to effectively identify, assess, structure and monitor our investments.

Capitalizing on Our Strong Transaction Sourcing Network. Our investment advisor’s investment professionals possess an extensive network of long-standing relationships with private equity firms, middle-market senior lenders, junior capital partners, financial intermediaries and management teams of privately owned businesses. We believe that the combination of our investment advisor’s relationships and our reputation as a reliable, responsive and value-added financing partner helps generate a steady stream of new investment opportunities and proprietary deal flow.

Serving as a Value-Added Partner with Customized Financing Solutions. We follow a partnership-oriented investment approach and focus on opportunities where we believe we can add value to a portfolio company. We primarily concentrate on industries or market niches in which the investment professionals of our investment advisor have prior experience. These professionals also have expertise in structuring securities at all levels of the capital structure, which we believe positions us well to meet the unique financing needs of our portfolio companies. We invest primarily in mezzanine debt securities, typically coupled with an equity interest; however, on a selective basis we may invest in senior secured or unitranche loans. Further, as a publicly-traded BDC, we have a longer investment horizon without the capital return requirements of traditional private investment vehicles. We believe this flexibility enables us to generate attractive risk-adjusted returns on invested capital and enables us to be a better long-term partner for our portfolio companies. We believe that by leveraging the industry and structuring expertise of our investment advisor coupled with our long-term investment horizon, we are well positioned to be a value-added partner for our portfolio companies.

Employing Rigorous Due Diligence and Underwriting Processes Focused on Capital Preservation. Our investment advisor follows a disciplined and credit-oriented approach to evaluating and investing in companies. We focus on companies with proven business models, significant free cash flow, defensible market positions and significant enterprise value cushion for our debt investments. In making investment decisions, we seek to minimize the risk of capital loss without foregoing the opportunity for capital appreciation. Our investment advisor’s investment professionals have developed extensive due diligence and underwriting processes designed to better assess a portfolio company’s prospects and to determine the appropriate investment structure. Our investment advisor thoroughly analyzes each potential portfolio company’s competitive position, financial performance, management team, growth potential and industry attractiveness. As part of this process, our investment advisor also participates in meetings with management, tours of facilities, discussions with industry professionals and third-party reviews. We believe this approach enables us to build and maintain an attractive investment portfolio that meets our return and value criteria over the long term.

Actively Managing our Portfolio. We believe that our investment advisor’s initial and ongoing portfolio review process allows us to effectively monitor the performance and prospects of our portfolio companies. We seek to obtain board observation rights or board seats with respect to our portfolio companies and we conduct monthly financial reviews and regular discussions with portfolio company management. We structure our investments with a comprehensive set of financial maintenance, affirmative and negative covenants. We believe that active monitoring of our portfolio companies’ compliance with covenants provides us with an early warning of any financial difficulty and enhances our ability to protect our invested capital.

Maintaining Portfolio Diversification. We seek to maintain a portfolio of investments that is appropriately diversified among companies, industries, geographic regions and end markets. We have made investments in portfolio companies in the following industries: business services, industrial products and services, value-added distribution, healthcare products and services, consumer products and services (including retail, food and beverage), energy services, defense and aerospace, transportation and logistics, information technology services and niche manufacturing. We believe that investing across various industries helps mitigate the potential effects of negative economic events for particular companies, regions and industries.

Benefiting from Lower Cost of Capital. The Funds’ SBIC licenses allow us to issue SBA-guaranteed debentures. These SBA debentures carry long-term fixed rates that are generally lower than rates on comparable bank and public debt. Because lower-cost SBA leverage is, and will continue to be, a significant part of our funding strategy, our relative cost of debt capital should be lower than many of our competitors. For three or more SBICs under common control, the maximum amount of outstanding SBA debentures cannot exceed $350.0 million.

Investments

We seek to create a diversified investment portfolio that primarily includes mezzanine loans and equity securities. Our investments typically range between $5.0 million to $25.0 million per portfolio company, although this investment size may vary proportionately with the size of our capital base. Our investment objective is to provide attractive risk-adjusted returns by generating both current income from our debt investments and capital appreciation from our equity related investments. We may invest in the equity securities of our portfolio companies, such as preferred stock, common stock, warrants and other equity interests, either directly or in conjunction with our debt investments.

Mezzanine Debt Investments. We typically invest in mezzanine debt, which includes senior subordinated notes and junior secured loans. These loans typically have higher fixed interest rates (often representing a combination of cash pay and payment-in-kind interest), prepayment penalties and amortization of principal deferred to maturity, as well as origination and other fees. Subordinated loans generally allow the borrower to make a large lump sum payment of principal at the end of the loan term, and there is a risk of loss if the borrower is unable to pay the lump sum or refinance the amount owed at maturity. Subordinated investments are generally more volatile than secured loans and may involve a greater risk of loss of principal. In certain situations where we are able to structure an investment as a junior secured loan, we will obtain a junior security interest in the assets of these portfolio companies that will serve as collateral in support of the repayment of such loan. This collateral may take the form of second-priority liens on the assets of a portfolio company.

Senior Secured Loans. We also opportunistically structure some of our debt investments as senior secured or unitranche loans. Senior secured loans typically provide for a fixed interest rate and may contain some minimum principal amortization, excess cash flow sweep features and prepayment penalties. Senior secured loans are secured by a first or second priority lien on all existing and future assets of the borrower and may take the form of term loans or revolving lines of credit. Unitranche debt financing involves issuing one debt security that blends the risk and return profiles of both secured and subordinated debt and typically involves a first priority lien on all existing and future assets of the borrower. We believe that unitranche debt can be attractive for many lower middle-market companies given their size in order to reduce structural complexity and potential conflicts among creditors.

Equity Securities. Our equity securities typically consist of either a direct minority equity investment in common or preferred stock or membership/partnership interests of a portfolio company, or we may receive warrants to buy a minority equity interest in a portfolio company in connection with a debt investment. Warrants we receive with our debt investments typically require only a nominal cost to exercise, and thus, as a portfolio company appreciates in value, we may achieve additional investment return from this equity interest. Our equity investments are typically not control-oriented investments, and in many cases, we acquire equity securities as part of a group of private equity investors in which we are not the lead investor. We may structure such equity investments to include provisions protecting our rights as a minority-interest holder, as well as a “put,” or right to sell such securities back to the issuer, upon the occurrence of specified events. In many cases, we may also seek to obtain registration rights in connection with these equity interests, which may include demand and “piggyback” registration rights. Our equity investments typically are made in connection with debt investments to the same portfolio companies.

We generally seek to invest in companies from the broad range of industries in which our investment advisor has direct experience. The following is a representative list of the broad industry segments in which we have invested; however, we may invest in other industries if we are presented with attractive opportunities.

•	business services;

•	industrial products and services;

•	value-added distribution;

•	healthcare products and services;

•	consumer products and services (including retail, food and beverage);
•	niche manufacturing;

•	defense and aerospace;

•	transportation and logistics;

•	information technology services; and

•	energy services.

As of December 31, 2015, we had investments in 53 portfolio companies with an aggregate fair value of $443.3 million. As of December 31, 2014, we had investments in 42 portfolio companies with an aggregate fair value of $396.4 million. As of December 31, 2013, we had investments in 37 portfolio companies with an aggregate fair value of $307.0 million.

Investment Criteria/Guidelines

We use the following criteria and guidelines in evaluating investment opportunities and constructing our portfolio. However, not all of these criteria and guidelines have been, or will be, met in connection with each of our investments.

Value Orientation / Positive Cash Flow. Our investment advisor places a premium on analysis of business fundamentals from an investor’s perspective and has a distinct value orientation. We focus on companies with proven business models in which we can invest at relatively low multiples of operating cash flow. We also typically invest in portfolio companies with a history of profitability and minimum trailing twelve month EBITDA of $3.0 million. We do not invest in start-up companies, “turn-around” situations or companies that we believe have unproven business plans.

Experienced Management Teams with Meaningful Equity Ownership. We target portfolio companies that have management teams with significant experience and/or relevant industry experience coupled with meaningful equity ownership. We believe management teams with these attributes are more likely to manage the companies in a manner that protects our debt investment and enhances the value of our equity investment.

Niche Market Leaders with Defensible Market Positions. We seek to invest in portfolio companies that have developed defensible and/or leading positions within their respective markets or market niches and are well positioned to capitalize on growth opportunities. We favor companies that demonstrate significant competitive advantages, which we believe helps to protect their market position and profitability.

Diversified Customer and Supplier Base. We prefer to invest in portfolio companies that have a diversified customer and supplier base. Companies with a diversified customer and supplier base are generally better able to endure economic downturns, industry consolidation and shifting customer preferences.

Significant Equity Value. We believe the existence of significant underlying equity value provides important support to our debt investments. With respect to our debt investments, we look for portfolio companies where management/sponsors have provided significant equity funding and where we believe aggregate enterprise value significantly exceeds aggregate indebtedness, after consideration of our investment.

Viable Exit Strategy. We invest in portfolio companies that we believe will provide steady cash flows to service our debt, ultimately repay our loans and provide working capital for their respective businesses. In addition, we seek to invest in companies whose business models and expected future cash flows offer attractive exit possibilities for our portfolio equity investments. We expect to exit our investments typically through one of three scenarios: (a) the sale of the portfolio company resulting in repayment of all outstanding debt and monetization of equity; (b) the recapitalization of the portfolio company through which our investments are replaced with debt or equity from a third party or parties; or (c) the repayment of the initial or remaining principal amount of our debt investment from cash flow generated by the portfolio company. In some investments, there may be scheduled amortization of some portion of our debt investment that would result in a partial exit of our investment prior to the maturity of the debt investment.

Investment Committee

Our investment advisor has formed an investment committee to evaluate and approve all of our investments. The investment committee process is intended to bring the diverse experience and perspectives of the committees’ members to the analysis and consideration of each investment. The investment committee also serves to provide investment consistency and adherence to our investment advisor’s core investment philosophy and policies. The investment committee also determines appropriate investment sizing and suggest ongoing monitoring requirements.

The members of the investment committee that evaluate and approve all of our investments are Edward H. Ross, Thomas C. Lauer, John H. Grigg, Robert G. Lesley, Jr., John J. Ross, II, and W. Andrew Worth.

Investment Process Overview

Our investment advisor has developed the following investment process based on the experience of its investment professionals to identify investment opportunities and to structure investments quickly and effectively. Furthermore, our investment advisor seeks to identify those companies exhibiting superior fundamental risk-reward profiles and strong defensible business franchises while focusing on the relative value of the security in the portfolio company’s capital structure. The investment process consists of five distinct phases:

•	Investment Generation/Origination;

•	Initial Evaluation;

•	Due Diligence and Underwriting;

•	Documentation and Closing; and

•	Active Portfolio Management.

Each of the phases is described in more detail below.

Investment Generation/Origination. Our investment origination efforts are focused on leveraging our investment advisor’s extensive network of long-standing relationships with private equity firms, middle-market senior lenders, junior-capital partners, financial intermediaries, service providers and management teams of privately owned businesses. We believe that our investment advisor’s investment professionals have reputations as reliable, responsive and value-added partners for lower middle-market companies. Our investment advisor’s focus and reputation as a valued-added partner generates a balanced mix of proprietary deal flow and a steady stream of new deal opportunities.

Initial Evaluation. After a potential transaction is received by our investment advisor, it will conduct an initial review of the transaction materials to determine whether it meets our investment criteria and complies with SBA and other regulatory compliance requirements.

If the potential transaction initially meets our investment criteria, at least two members of the investment committee, referred to as the deal team, will conduct a preliminary due diligence review, taking into consideration some or all of the following factors:

•	A comprehensive financial model based on quantitative analysis of historical financial performance, projections and pro forma adjustments to determine a range of estimated internal rates of return.

•	An initial call or meeting with the management team, owner, private equity sponsor or other deal partner.

•	A brief industry and market analysis, leveraging direct industry expertise from other investment professionals of our investment advisor.

•	Preliminary qualitative analysis of the management team’s competencies and backgrounds.

•	Potential investment structures and pricing terms.

Upon successful completion of the screening process, the deal team prepares a screening memorandum and makes a recommendation to the investment committee. At this time, the investment committee will also consider whether the investment would be made by us or through the Funds. If the investment committee supports the deal team’s recommendation, the deal team issues a non-binding term sheet to the potential portfolio company. Such a term sheet will typically include the key economic terms based on our analysis conducted during the screening process. Upon agreement on a term sheet with the potential portfolio company, our investment advisor will begin a formal diligence and underwriting process.

Due Diligence and Underwriting. Our investment advisor has developed a rigorous and disciplined due diligence process that includes a comprehensive understanding of a borrower’s industry, market, operational, financial, organizational and legal positions and prospects. The due diligence review will take into account information that the deal team deems necessary to make an informed decision about the creditworthiness of the borrower and the risks of the investment, which includes some or all of the following:

•	Initial or additional site visits and facility tours with management and key personnel.

•	Review of the business history, operations and strategy.

•	In depth review of industry and competition.

•	Analysis of key customers and suppliers, including review of any concentrations and key contracts.

•	Detailed review of historical and projected financial statements, including a review of at least three years of performance (annual and monthly), key financial ratios, revenue, expense and profitability drivers and sensitivities to management’s financial projections.

•	Detailed evaluation of company management, including background checks.

•	Third party reviews of accounting, environmental, legal, insurance, interviews with customers and suppliers, material contracts, competition, industry and market studies (each as appropriate).

•	Financial sponsor diligence, if applicable, including portfolio company and other reference checks.

During the due diligence process, significant attention is given to sensitivity analyses and how the portfolio company might be expected to perform given various scenarios, including downside, “base case” and upside. Upon satisfactory completion of the due diligence review process, the deal team will present their findings and a recommendation to the investment committee. If the investment committee supports the deal team’s recommendation, the deal team will proceed with negotiating and documenting the investment.

Documentation and Closing. Our investment advisor works with the management of a potential portfolio company and its other capital providers, including as applicable, senior, junior and equity capital providers to structure an investment. Our investment advisor structures each investment with an acute focus on capital preservation and will tailor the terms of each investment to the facts and circumstances of the transaction and the portfolio company. We seek to limit the downside potential of our investments by:

•	Targeting an optimal total return on our investments (including a combination of current and deferred interest, prepayment penalties and equity participation) that compensates us for credit risk.

•	Negotiating covenants in connection with our investments that afford our portfolio companies as much flexibility in managing their businesses as possible, yet consistent with preservation of our capital. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights, including either board observation or rights to a seat on the board under some circumstances.

•	Structuring financial covenants and terms in our debt investments that require a portfolio company to reduce leverage over time, thereby mitigating the risk of loss and increasing the likelihood of achieving targeted returns on investment. These methods may include, among others: leverage covenants requiring a decreasing ratio of debt to cash flow; cash flow covenants requiring an increasing ratio of cash flow to interest expense and possibly other cash expenses such as capital expenditures, cash taxes and mandatory principal payments; and debt incurrence prohibitions, or limiting a company’s ability to relever its balance sheet. In addition, limitations on asset sales and capital expenditures prevent a company from changing the nature of its business or capitalization without our consent.

We expect to hold most of our investments to maturity or repayment, but may exit our investments earlier if a liquidity event takes place, such as a sale or recapitalization of a portfolio company or if we determine that a sale of one or more of our investments is in our best interest.

Active Portfolio Management. Active portfolio monitoring is a vital part of our investment process and we continuously monitor the status and progress of the portfolio companies. The same deal team that was involved in the investment process will continue its involvement in the portfolio company post-investment. This provides for continuity of knowledge and allows the deal team to maintain a strong business relationship with key management of its portfolio companies for post-investment assistance and monitoring purposes.

As part of the monitoring process, the deal team conducts a comprehensive review of the financial and operating results of each portfolio company that includes a review of the monthly/quarterly financials relative to prior year and budget, a review of the financial projections including cash flow and liquidity needs, meeting with management, attending board meetings and reviewing compliance certificates and covenants. We will maintain an ongoing dialogue with the management and any controlling equity holders of a portfolio company that will include discussions about the company’s business plans and growth opportunities and any changes in industry and competitive dynamics. While we maintain limited involvement in the ordinary course operations of our portfolio companies, we may maintain a higher level of involvement in non-ordinary course financing or strategic activities and any non-performing scenarios. Our investment advisor’s portfolio management will also include quarterly portfolio reviews with all investment professionals and investment committee members.

Investment Rating System

In addition to various risk management and monitoring tools, our investment advisor uses an internally developed investment rating system to characterize and monitor the credit profile and our expected level of returns on each investment in our portfolio. We use a five-level numeric rating scale. The following is a description of the conditions associated with each investment rating:

•	Investment Rating 1 is used for investments that involve the least amount of risk in our portfolio. The portfolio company is performing above expectations and the trends and risk factors are favorable, and may include an expected capital gain.

•	Investment Rating 2 is used for investments that involve a level of risk similar to the risk at the time of origination. The portfolio company is performing substantially within our expectations and the risks factors are neutral or favorable. Each new portfolio investment enters our portfolio with Investment Rating 2.

•	Investment Rating 3 is used for investments performing below expectations and indicates the investment’s risk has increased somewhat since origination. The portfolio company requires closer monitoring, but we expect a full return of principal and collection of all interest and/or dividends.

•	Investment Rating 4 is used for investments performing materially below our expectations and the risk has increased materially since origination. The portfolio company has the potential for some loss of investment return, but we expect no loss of principal.

•	Investment Rating 5 is used for investments performing substantially below our expectations and the risks have increased substantially since origination. We expect some loss of principal.

The following table shows the distribution of our investments on the 1 to 5 investment rating scale at fair value as of December 31, 2015, 2014 and 2013.

	As of December 31, 2015		As of December 31, 2014		As of December 31, 2013
Investment Rating	Investments at Fair Value	Percent of Total Portfolio	Investments at Fair Value	Percent of Total Portfolio	Investments at Fair Value	Percent of Total Portfolio
	(dollars in thousands)
1	$77,875	17.6%	$49,499	12.5%	$44,572	14.5%
2	268,285	60.4	297,024	74.9	229,113	74.6
3	95,981	21.7	48,814	12.3	30,322	9.9
4	1,128	0.3	1,018	0.3	—	—
5	—	—	—	—	2,974	1.0

Totals	$443,269	100.0%	$396,355	100.0%	$306,981	100.0%

Based on our investment rating system, the weighted average rating of our portfolio as of each December 31, 2015, 2014 and 2013 was 2.0 on a fair value basis.

Determination of Net Asset Value and Valuation Process

We determine the net asset value per share of our common stock on at least a quarterly basis, and more frequently if we are required to do so in connection with the issuance of shares of our common stock or pursuant to applicable federal laws and regulations. The net asset value per share of common stock is equal to the carrying value of our total assets minus liabilities and any preferred stock outstanding divided by the total number of shares of common stock outstanding. Our business plan calls for us to invest primarily in illiquid securities issued by private companies. These portfolio investments may be subject to restrictions on resale and will generally have no established trading market. Because there is not a readily available market for substantially all of the investments in our portfolio, we value substantially all of our portfolio investments at fair value as determined in good faith by our board of directors using a documented valuation policy and consistently applied valuation process in accordance with authoritative accounting guidelines. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Critical Accounting Policies and Use of Estimates – Valuation of Portfolio Investments.”

Competition

Our primary competitors in providing financing to lower middle-market companies include public and private funds, other BDCs, SBICs, commercial and investment banks, commercial financing companies and, to the extent they provide an alternative form of financing, private equity and hedge funds. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, we believe some competitors may have access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC or to the distribution and other requirements we must satisfy to maintain our RIC status.

We use the expertise of the investment professionals of our investment advisor to assess investment risks and determine appropriate pricing for our investments in portfolio companies. In addition, the relationships of the investment professionals of our investment advisor enable us to learn about, and compete effectively for, financing opportunities with attractive lower middle-market companies in the industries in which we seek to invest. For additional information concerning the competitive risks we face, see “Risk Factors — Risks Relating to Our Business and Structure — We operate in a highly competitive market for investment opportunities, which could reduce returns and result in losses.”

Employees

We do not have any direct employees, and our day-to-day investment operations are managed by our investment advisor, which is also acting as our administrator. We have a chief executive officer, chief financial officer and chief compliance officer and, to the extent necessary, our board of directors may elect to hire additional personnel going forward. Our officers are employees of, and are compensated by, our investment advisor, and our allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs are paid by us pursuant to the Administration Agreement. Some of our executive officers are also officers of our investment advisor. See “Management and Other Agreements — Administration Agreement.”

Properties

We do not own any real estate or other physical properties materially important to our operation; however, we lease office space for our executive office at 1603 Orrington Avenue, Suite 1005, Evanston, Illinois 60201. Our investment advisor also maintains additional office space at 227 West Trade Street Suite 1910 Charlotte, NC 28202 and 1140 Avenue of the Americas, Suite 1500, New York, NY 10036. We believe that our current office facilities are adequate for our business as we intend to conduct it.

Legal Proceedings

We may, from time to time, be involved in litigation arising out of our operations in the normal course of business or otherwise. Furthermore, third parties may try to seek to impose liability on us in connection with the activities of our portfolio companies. While the outcome of any current legal proceedings cannot at this time be predicted with certainty, we do not expect any current matters will materially affect our financial condition or results of operations; however, there can be no assurance whether any pending legal proceedings will have a material adverse effect on our financial condition or results of operations in any future reporting period.

PORTFOLIO COMPANIES

The following table sets forth certain audited information as of December 31, 2015, for the portfolio companies in which we had a debt or equity investment. Other than these investments, our only formal relationships with our portfolio companies are the managerial assistance ancillary to our investments and the board observer or participation rights we may receive.

Industry Portfolio Company Address of Portfolio Company	Investment Type	Percentage of Class Held (a)	Rate Cash/ PIK	Maturity	Cost	Fair Value
Aerospace & Defense Manufacturing
FDS Avionics Corp.	Subordinated Note		12.3%/0.0%	4/1/2020	$5,180	$5,200
(dba Flight Display Systems)	Common Equity (200 units)	13.2%			2,000	1,468

6435 Shiloh Road, Suite D					7,180	6,668
Alpharetta, GA 30005

Lightning Diversion Systems, LLC	Senior Secured Loan		9.5%/0.0%	12/20/2018	9,165	9,198
16572 Burke LN	Revolving Loan ($1,000 commitment)		9.5%/0.0%	12/20/2018	(1)	(1)
Huntington Beach, CA 92647	Common Equity (600,000 units)	10.6%			—	2,429

					9,164	11,626
Malabar International (b)	Subordinated Note		12.5%/2.5%	5/21/2017	7,436	7,450
220 W. Los Angeles Avenue	Preferred Equity (1,494 shares)	18.9%	6.0%/0.0%	11/21/2017	1,994	4,808

Simi Valley, CA 93065					9,430	12,258

Simplex Manufacturing Co.	Subordinated Note		14.0%/0.0%	5/1/2016	4,550	4,550
13340 NE Whitaker Way	Warrant (24 shares)	23.5%			710	3,359

Portland, OR 97230					5,260	7,909

Steward Holding LLC (b)	Subordinated Note		12.0%/2.3%	5/12/2021	6,987	6,987
(dba Steward Advanced Materials)	Common Equity (1,000,000 units)	6.0%			1,000	1,000

1245 E 38th Street					7,987	7,987
Chattanooga, TN 37407

Apparel Distribution
Jacob Ash Holdings, Inc.	Subordinated Note		13.0%/4.0%	6/30/2018	3,994	4,000
301 Munson Avenue	Subordinated Note		13.0%/0.0%	6/30/2018	956	963
McKees Rocks, PA 15136	Preferred Equity (66,138 shares)	2.5%	0.0%/15.0%	6/30/2018	924	926
	Warrant (63,492 shares)	2.4%			67	—

					5,941	5,889
Building Products Manufacturing
The Wolf Organization, LLC	Common Equity (175 shares)	2.6%			1,750	2,514
20 West Market Street
York, PA 17401

US GreenFiber, LLC	Subordinated Note		12.5%/0.0%	1/2/2019	13,952	14,000
2500 Distribution Street, Suite 200	Common Equity (1,667 units)	2.0%			500	1,170

Charlotte, NC 28203					14,452	15,170

Business Services
Inflexxion, Inc. (b)	Senior Secured Loan		12.5%/0.0%	12/16/2019	3,931	3,470
320 Needham Street, Suite 100	Revolving Loan ($1,000 commitment)		12.5%/0.0%	12/16/2019	146	132
Newton, MA 02464	Preferred Equity (1,400 units)	20.6%			1,400	—

					5,477	3,602
Plymouth Rock Energy, LLC	Senior Secured Loan		11.8%/0.0%	5/14/2017	5,984	6,000
1074 Broadway
Woodmere, NY 11598

Stagnito Partners, LLC	Senior Secured Loan		12.0%/0.0%	6/30/2018	6,290	6,361
(dba Stagnito Business Information)
570 Lake Cook Road, Suite 310
Deerfield, IL 60015

Industry Portfolio Company Address of Portfolio Company	Investment Type	Percentage of Class Held (a)	Rate Cash/PIK	Maturity	Cost	Fair Value
Vanguard Dealer Services, L.L.C.	Subordinated Note ($9,850 commitment)		12.3%/0.0%	1/30/2021	$7,310	$7,310
30 Two Bridges Road, Suite 350	Common Equity (6,000 shares)	2.5%			600	600

Fairfield, NJ 07004					7,910	7,910

Commercial Cleaning
Premium Franchise Brands, LLC	Preferred Equity (1,054,619 shares)	2.1%			832	717
2520 Northwinds Parkway, Suite 375
Alpharetta, GA 30009

Component Manufacturing
Channel Technologies Group, LLC	Subordinated Note		11.0%/1.8%	4/10/2019	6,963	6,253
879 Ward Drive	Preferred Equity (612 units)	1.7%			1,139	548
Santa Barbara, CA 93111	Common Equity (612,432 units)	0.0%			—	—

					8,102	6,801
Toledo Molding & Die, Inc.	Subordinated Note		10.5%/0.0%	12/18/2018	9,889	10,000
1429 Coining Drive
Toledo, OH 43612

Consumer Products
Grindmaster Corporation	Subordinated Note		11.5%/0.0%	10/31/2019	10,465	10,500
4003 Collins Lane
Louisville, KY 40245

World Wide Packaging, LLC (b)	Subordinated Note		12.0%/1.0%	10/26/2018	10,239	10,277
15 Vreeland Road, Suite #4	Common Equity (1,517,573 units)	4.4%			1,518	2,043

Florham Park, NJ 07932					11,757	12,320
Electronic Components Supplier
Apex Microtechnology, Inc. (b)	Warrant (2,293 shares)	2.5%			220	274
5980 N. Shannon Road	Common Equity (11,690 shares)	12.8%			1,169	1,425

Tucson, AZ 85741					1,389	1,699

Financial Services
National Truck Protection Co., Inc.	Senior Secured Loan		13.5%/2.0%	9/13/2018	11,944	11,989
6 Commerce Drive, Suite 200	Common Equity (1,109 shares)	4.7%			758	1,705

Cranford, NJ 07016					12,702	13,694

Healthcare Products
Allied 100 Group, Inc.	Subordinated Note		11.5%/0.0%	5/26/2020	12,948	13,000
1800 U.S. Highway 51 North	Common Equity (1,250,000 units)	2.2%			1,250	1,223

Woodruff, WI 54568					14,198	14,223

Anatrace Products, LLC	Subordinated Note		13.0%/1.3%	6/23/2021	6,480	6,480
434 W Dussel Dr.	Common Equity (360,000 shares)	9.6%			—	148

Maumee, OH 43537					6,480	6,628

MedPlast, LLC	Subordinated Note		11.0%/1.5%	3/31/2019	10,294	10,338
405 West Geneva Drive	Preferred Equity (188 shares)	0.3%	0.0%/8.0%	3/31/2019	223	223
Tempe, AZ 85282	Common Equity (3,728 shares)	0.3%			62	103

					10,579	10,664
Pfanstiehl, Inc. (b)	Subordinated Note		12.0%/2.0%	9/29/2018	6,178	6,208
1219 Glen Rock Avenue	Common Equity (8,500 units)	18.0%			850	4,280

Waukegan, IL 60085					7,028	10,488

Six Month Smiles Holdings, Inc.	Subordinated Note		12.0%/1.8%	7/31/2020	8,077	8,106
35 Main Street
Scottsville, NY 14546

Industry Portfolio Company Address of Portfolio Company	Investment Type	Percentage of Class Held (a)	Rate Cash/PIK	Maturity	Cost	Fair Value
Healthcare Services
Continental Anesthesia Management, LLC	Senior Secured Loan		10.0%/4.0%	4/15/2016	$10,676	$10,676
1770 First Street, Suite 703	Warrant (263 shares)	1.9%			276	—

Highland Park, IL 60035					10,952	10,676

Medsurant Holdings, LLC (b)	Subordinated Note		12.3%/0.0%	6/18/2021	6,211	6,211
1660 S. Albion Street, Suite 425	Preferred Equity (126,662 units)	3.4%			1,346	1,515
Denver, CO 80222	Warrant (505,176 units)	13.7%			4,516	5,237

					12,073	12,963
Microbiology Research Associates, Inc. (b)	Senior Secured Loan		6.0%/0.0%	5/13/2020	3,734	3,750
33 Nagog Park	Revolving Loan ($500 commitment)		6.0%/0.0%	5/13/2020	(2)	—
Acton, MA 01720	Subordinated Note		12.5%/0.0%	11/13/2020	6,222	6,250
	Common Equity (1,000,000 units)	7.9%			1,000	1,444

					10,954	11,444
Oaktree Medical Centre, P.C.	Senior Secured Loan		8.5%/0.0%	1/1/2018	570	589
(dba Pain Management Associates)	Senior Secured Loan		16.0%/0.0%	1/1/2018	5,458	5,454
200 East Broad Street, Suite 200	Revolving Loan ($500 commitment)		8.5%/0.0%	1/1/2018	257	263

Greenville, SC 29601					6,285	6,306

United Biologics, LLC	Subordinated Note		12.0%/2.0%	3/5/2017	8,360	7,932
100 NE Loop 410, Suite 200	Preferred Equity (98,377 units)	1.1%			1,069	—
San Antonio, TX 78216	Warrant (57,469 units)	0.6%			566	—

					9,995	7,932
Industrial Cleaning & Coatings
K2 Industrial Services, Inc.	Subordinated Note		8.8%/6.4%	5/23/2017	17,086	16,718
5233 Hohman Avenue	Preferred Equity—Series A (1,200 shares)	2.8%			1,200	271
Hammond, IN 46320	Preferred Equity—Series B (74 shares)	0.0%			68	78

					18,354	17,067
Information Technology Services
FTH Acquisition Corp. VII	Subordinated Note		13.0%/0.0%	2/28/2017	8,352	8,236
5655 Peachtree Parkway	Preferred Equity (887,122 shares)	0.0%			887	—

Norcross, GA 30092					9,239	8,236

inthinc Technology Solutions, Inc.	Subordinated Note ($5,000 commitment)		12.5%/0.0%	4/24/2020	3,979	3,979
4225 West Lake Park Boulevard, Suite 100	Subordinated Note		0.0%/12.5%	4/24/2020	861	861
West Valley City, UT 84120	Royalty Rights			4/24/2020	185	185

					5,025	5,025
Laundry Services
Caldwell & Gregory, LLC	Subordinated Note		11.5%/1.0%	11/30/2018	1,523	1,539
129 Broad Street Road	Subordinated Note		0.0%/12.0%	5/31/2019	3,897	4,072
Manakin-Sabot, VA 23103	Common Equity (500,000 units)	1.3%			500	651
	Warrant (242,121 units)	0.6%			242	316

					6,162	6,578
Oil & Gas Services
IOS Acquisitions, Inc.	Common Equity (2,152 units)	0.6%			109	21
8909 Youngsville Highway 89,
P.O. Box 397
Youngsville, LA 70592

Pinnergy, Ltd.	Subordinated Note		10.5%/1.8%	1/24/2020	19,945	16,440
111 Congress Avenue, Suite 2020
Austin, TX 78701

Printing Services
Brook & Whittle Limited	Subordinated Note		12.0%/4.8%	12/31/2016	7,655	7,361
260 Branford Road, P.O. Box 409	Subordinated Note		12.0%/2.0%	12/31/2016	2,296	2,151
North Branford, CT 06471	Warrant (1,051 shares)	1.2%			285	—
	Common Equity—Series A (148 shares)	0.2%			110	—
	Common Equity—Series D (527 shares)	0.0%			53	77

					10,399	9,589

Industry Portfolio Company Address of Portfolio Company	Investment Type	Percentage of Class Held (a)	Rate Cash/PIK	Maturity	Cost	Fair Value
Restaurants
ACFP Management, Inc.	Common Equity (1,000,000 units)	2.3%			$—	$—
200 W. Cypress Creek Road
Fort Lauderdale, FL 33309

Cardboard Box LLC	Common Equity (521,021 units)	0.5%			521	521
(dba Anthony’s Coal Fired Pizza)
200 W. Cypress Creek Road
Fort Lauderdale, FL 33309

Restaurant Finance Co, LLC	Senior Secured Loan ($10,500 commitment)		12.0%/4.0%	7/31/2020	8,410	8,443
6300 Carmel Road, Suite 110B
Charlotte, NC 28277

Retail
EBL, LLC (EbLens)	Common Equity (750,000 units)	2.4%			750	1,389
299 Industrial Avenue
Torrington, CT 06790

Retail Cleaning
Paramount Building Solutions, LLC (c)	Subordinated Note(d)		0.0%/18.0%	12/31/2017	625	618
10235 S. 51st Street, Suite 185	Subordinated Note(d)		0.0%/15.0%	12/31/2017	275	—
Phoenix, AZ 85044	Subordinated Note(d)		0.0%/10.0%	12/31/2017	1,376	—
	Subordinated Note(d)		0.0%/14.0%	12/31/2017	2,927	—
	Warrant (1,086,035 units)	24.1%			—	—
	Preferred Equity (5,000,000 units)	0.0%			5,339	—
	Common Equity (107,143 units)	2.2%			1,500	—

					12,042	618
Safety Products Manufacturing
Safety Products Group, LLC (b)	Subordinated Note		12.0%/1.5%	12/30/2018	9,974	10,000
2002 Karbach	Preferred Equity (749 units)	0.0%			749	834
Houston, TX 77092	Common Equity (676 units)	6.2%			1	—

					10,724	10,834
Specialty Chemicals
FAR Research Inc. (b)	Senior Secured Loan		11.8%/1.0%	3/31/2019	7,423	7,448
2210 Wilhelmina Ct, NE	Revolving Loan ($1,750 commitment)		11.8%/1.0%	3/31/2019	131	136
Palm Bay, FL 32905	Common Equity (10 units)	14.3%			1,000	161

					8,554	7,745
Specialty Cracker Manufacturing
Westminster Cracker Company, Inc. (b)	Common Equity (1,307,262 units)	13.0%			—	191
1 Scale Avenue, Suite 81, Bldg 14
Rutland, VT 05701

Specialty Distribution
Carlson Systems Holdings, Inc.	Subordinated Note		12.0%/0.0%	5/20/2020	20,912	21,000
10840 Harney Street	Common Equity (15,000 units)	2.5%			1,500	2,079

Omaha, NE 68154					22,412	23,079

Virginia Tile Company, LLC	Subordinated Note		12.3%/0.0%	5/19/2020	11,952	12,000
28320 Plymouth Road	Common Equity (20 shares)	1.4%			250	559

Livonia, MI 48150					12,202	12,559

Telecommunication Services
X5 Opco LLC	Senior Secured Loan		12.0%/0.0%	3/24/2020	5,477	5,665
1301 5th Avenue	Revolving Loan ($500 commitment)		12.0%/0.0%	3/24/2020	—	—
Seattle, WA 98101	Preferred Equity (15,000 units)	3.4%	0.0%/8.0%		531	350

					6,008	6,015
Transportation Services
Cavallo Bus Lines Holdings, LLC	Subordinated Note		12.0%/3.0%	4/26/2021	8,210	8,210
509 Illinois Avenue
Gillespie, IL 62033

Industry Portfolio Company Address of Portfolio Company	Investment Type	Percentage of Class Held (a)	Rate Cash/PIK	Maturity	Cost	Fair Value
US Pack Logistics LLC	Subordinated Note		12.0%/1.8%	9/27/2020	$10,255	$10,299
405 Lexington Avenue	Common Equity (5,357 units)	2.4%			536	483

New York, NY 10174					10,791	10,782

Worldwide Express Operations, LLC	Subordinated Note		11.5%/1.0%	8/1/2020	12,723	12,806
2828 Routh Street, Suite 400	Common Equity (2,500,000 units)	2.2%			2,500	4,036

Dallas, TX 75201					15,223	16,842

Utility Equipment Manufacturing
Mirage Trailers LLC (b)	Senior Secured Loan		12.5%/0.0%	11/25/2020	8,912	8,912
2212 Industrial Road	Common Equity (2,500,000 shares)	21.4%			2,475	2,475

Nampa, ID 83687					11,387	11,387

Trantech Radiator Products, Inc. (b)	Subordinated Note		12.0%/1.8%	5/4/2017	8,482	8,494
1 Tranter Drive, P.O. Box 570	Common Equity (6,875 shares)	6.8%			688	434

Edgefield, SC 29824					9,170	8,928

Vending Equipment Manufacturing
Ice House America, LLC	Subordinated Note		12.0%/3.5%	1/1/2020	3,903	3,668
1597 The Greens Way	Warrant (1,957,895 units)	5.0%			216	47

Jacksonville Beach, FL 32250					4,119	3,715

Total Investments					$448,338	$443,269

(a)	Percentage of class held refers only to equity held, if any, calculated on a fully diluted basis.
(b)	As defined in the 1940 Act, the Company is deemed to be an “Affiliated Person” of this portfolio company because it owns 5% or more of the portfolio company’s outstanding voting securities or it has the power to exercise control over the management or policies of such portfolio company. Transactions in which the issuer was an Affiliated Person are detailed in Note 3 to the consolidated financial statements.
(c)	As defined in the 1940 Act, the Company is deemed to be both an “Affiliated Person” of and “Control” this portfolio company because it owns 25% or more of the portfolio company’s outstanding voting securities or it has the power to exercise control over the management or policies of such portfolio company.
Transactions in which the issuer was both an Affiliated Person and a portfolio company that the Company is deemed to Control are detailed in Note 3 to the consolidated financial statements.
(d)	Investment was on non-accrual status as of December 31, 2015, meaning the Company has ceased recognizing interest income on the investment.

As of December 31, 2015, there were no portfolio companies where our investment represented greater than 5.0% of our total assets.

MANAGEMENT

Board of Directors

Under our charter, our directors are divided into three classes. Each class of directors will hold office for a three-year term. However, the initial members of the three classes will have initial terms of one, two and three years, respectively. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. This classification of our board of directors may have the effect of delaying or preventing a change in control of our management. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. Our charter permits the board of directors to elect directors to fill vacancies that are created either through an increase in the number of directors or due to the resignation, removal or death of any director.

The following individuals currently serve on our board of directors:

Name	Age	Position	Director Since	Expiration of Term
Interested Directors:
Edward H. Ross	50	Chairman of the Board, Chief Executive Officer	2011	2017
Thomas C. Lauer	48	Director	2011	2016
Independent Directors:
Raymond L. Anstiss, Jr.	49	Director	2011	2017
Charles D. Hyman	57	Director	2011	2018
John A. Mazzarino	63	Director	2012	2016

The address for each of our directors is c/o Fidus Investment Corporation, 1603 Orrington Avenue, Suite 1005, Evanston, Illinois 60201.

Executive Officers Who Are Not Directors

Information regarding our executive officers who are not directors is as follows:

Name	Age	Position
Shelby E. Sherard	45	Chief Financial Officer, Chief Compliance Officer and Corporate Secretary

The address for each of our executive officers is c/o Fidus Investment Corporation, 1603 Orrington Avenue, Suite 1005, Evanston, Illinois 60201.

Biographical Information

For purposes of this presentation, our directors have been divided into two groups—independent directors and interested directors. Interested directors are “interested persons” as defined in the 1940 Act.

Independent Directors

Raymond L. Anstiss, Jr. has served on our Board of Directors since September 2011 and is the chairman of our Audit and Compensation Committee (“Audit Committee”) and a member of our Nominating and Corporate Governance Committee (“Nominating Committee”). Mr. Anstiss is the President of Anstiss & Co., an accounting, audit, tax and financial consulting firm headquartered in Lowell, Massachusetts. Prior to joining Anstiss & Co. in 1993, Mr. Anstiss served on the audit staff of KPMG Peat Marwick from 1988 to 1992. Mr. Anstiss has served on the board of two not-for-profit companies in the past five years.

Charles D. Hyman has served on our Board of Directors since our initial public offering in June 2011 and is the chairman of our Nominating Committee and a member of our Audit Committee. Mr. Hyman is the founder and chief executive officer of Charles D. Hyman & Co., a private, registered investment management firm located in Ponte Vedra Beach, Florida. Prior to forming Charles D. Hyman & Co. in 1994, Mr. Hyman served as a senior vice president of St. Johns Investment Management Company. Mr. Hyman has served on the board of directors for several not-for-profit companies in the past five years.

John A. Mazzarino has served on our Board of Directors since November, 2012 and is a member of our Audit Committee and our Nominating Committee. Mr. Mazzarino is a Co-Founder and Managing Director of Cherokee Investment Partners, a private equity real estate investment management firm focused on the acquisition, remediation, management and development of brownfields in North America and Europe. Prior to co-founding Cherokee’s predecessor firm in 1988, Mr. Mazzarino worked at Bain & Company from 1982 to 1988, where he specialized in mergers and acquisitions and corporate strategy. From 1977 to 1982 he worked at Peat, Marwick, Mitchell & Co., consulting on policy issues with the Environmental Protection Agency, the Department of Housing and Urban Development, the Department of Energy and other federal agencies. Mr. Mazzarino currently serves as a member of the board of advisors of the MIT Sloan School Finance Group and is a director of Cherokee Gives Back, Cherokee’s philanthropic arm. In addition, Mr. Mazzarino is a member of two other private and not-for-profit company boards.

Interested Directors

Edward H. Ross has served as chairman of our board of directors and our chief executive officer, and as chairman of our Investment Advisor’s investment committee, since our initial public offering in June 2011. Additionally, Mr. Ross is the chief executive officer and a manager of our Investment Advisor. Mr. Ross is an interested director due to his positions with the Company and our Investment Advisor. Mr. Ross has more than 21 years of debt and equity capital investing experience with lower middle-market companies. Mr. Ross co-founded Fidus Capital, LLC, the predecessor firm to our Investment Advisor, in 2005. From February 2007 to June 2011, Mr. Ross served as a member of the investment committee of Fidus Mezzanine Capital GP, LLC, Fund I’s former general partner. From 2002 to 2005, Mr. Ross was a managing director and the head of the Chicago office for Allied Capital Corporation, a publicly-traded business development company, where he focused on making debt and equity investments in middle-market companies. Prior to joining Allied Capital Corporation, Mr. Ross co-founded Middle Market Capital, a merchant banking group of Wachovia Securities and its predecessor, First Union Securities, Inc., a retail brokerage and institutional capital markets and investment banking firm. Mr. Ross earned a bachelor of arts from Southern Methodist University and a master of business administration from the University of Notre Dame’s Mendoza College of Business. Mr. Ross is the brother of John J. Ross, II, a manager of our Investment Advisor and a member of its investment committee.

Thomas C. Lauer has served as our director and as a member of our Investment Advisor’s investment committee since our initial public offering in June 2011. Additionally, Mr. Lauer is a manager of our Investment Advisor. Mr. Lauer is an interested director due to his position with the Investment Advisor. Mr. Lauer has more than 18 years of experience investing debt and equity capital in lower middle-market companies. Mr. Lauer was a managing partner of Fidus Partners, LLC, an investment banking firm, from 2008 to June 2011. From 2004 to 2008, Mr. Lauer was a managing director of Allied Capital Corporation, a publicly-traded business development company, and member of that firm’s Management Committee from 2006 to 2008, Private Finance Investment Committee from 2005 to 2008, and Senior Debt Fund Investment Committee from 2007 to 2008. Prior to joining Allied Capital Corporation, Mr. Lauer worked with the Global Sponsor Finance Group of GE Capital, the financial services unit of General Electric, the Leveraged Capital Group at Wachovia Securities and its predecessor, First Union Securities, Inc., a retail brokerage and institutional capital markets and investment banking firm, and the Platform Components Division of Intel Corporation. Mr. Lauer earned a bachelor of business administration from the University of Notre Dame and master of business administration from the University of Notre Dame’s Mendoza College of Business.

Qualifications of Directors

When considering whether our directors have the experience, qualifications, attributes and skills, taken as a whole, to enable our board of directors to satisfy its oversight responsibilities effectively in light of our operational and organizational structure, the nominating and corporate governance committee and the board of directors focused primarily on the information discussed in each of the director’s individual biographies set forth above and on the following particular attributes:

Interested Directors

•	Mr. Ross: The Nominating Committee and the Board of Directors considered his familiarity with the Fidus investment platform, his significant experience with investing debt and equity capital in middle-market companies, and his broad experience with the day-to-day management and operation of other investment funds, which provides our Board of Directors with valuable investment and management experience, insight and perspective.

•	Mr. Lauer: The Nominating Committee and the Board of Directors considered his experience with investing debt and equity capital in middle-market companies, which provides our Board of Directors with valuable investment knowledge, experience and insight.

Independent Directors

•	Mr. Anstiss: The Nominating Committee and the Board of Directors considered his extensive experience in the accounting industry. In addition, Mr. Anstiss’ accounting background was instrumental in his appointment to the chairmanship of our audit committee.

•	Mr. Hyman: The Nominating Committee and the Board of Directors considered his extensive experience in the investment analysis, management, and advisory industries.

•	Mr. Mazzarino: The Nominating Committee and the Board of Directors considered his extensive experience in the investing and capital management industry, as well as merger and acquisition and corporate strategy expertise.

Executive Officers Who Are Not Directors

Shelby E. Sherard has served as our chief financial officer and secretary since joining the Company on June 2, 2014 and chief compliance officer since August 11, 2014. Ms. Sherard has more than 20 years of finance experience most recently as a financial officer at Prologis, Inc., a leading owner, operator and developer of industrial real estate, first serving as Chief Financial Officer, Americas, and then overseeing the U.S. tax department. Previously, she served as the Finance Director for Chicago Union Station Development Company, LLC, a real estate development company. From 2005 through 2006, Ms. Sherard served as Executive Vice President and Chief Financial Officer of Grubb & Ellis Company, a publicly-traded real estate services company. From 2002 through 2005, Ms. Sherard was the Chief Financial Officer and Senior Vice President of SiteStuff, Inc., a procurement solutions provider for the commercial real estate industry. Previously, Ms. Sherard held positions at Morgan Stanley, LaSalle Partners Inc. and Hewitt Associates, Inc. Ms. Sherard is a CPA and earned a bachelor’s degree from Northwestern University, a master of business administration from the University of Pennsylvania’s Wharton School and a master’s degree in tax from the University of Illinois.

Organization of the Board of Directors

Our board of directors has established an audit and compensation committee, or audit committee, and a nominating and corporate governance committee. We do not have a separate compensation committee because our executive officers do not receive any direct compensation from us. During 2015, our board of directors held six meetings.

We encourage, but do not require, the directors to attend our annual meeting of stockholders. In 2015, all of our current directors attended all of the meetings of the board of directors and of the respective committees on which they served. All of our directors attended our 2015 Annual Meeting of Shareholders on June 3, 2015.

Board Leadership Structure

Our board of directors monitors and performs an oversight role with respect to our business and affairs. Among other things, our board of directors approves the appointment of our investment advisor, administrator and officers, reviews and monitors the services and activities performed by our investment advisor, administrator and officers and approves the engagement, and reviews the performance of, our independent registered public accounting firm.

Under our bylaws, our board of directors may designate a chairman to preside over the meetings of the board of directors and meetings of our stockholders and to perform such other duties as may be assigned to him by the board of directors. We do not have a fixed policy as to whether the chairman of our board of directors should be an independent director and believes that board of directors’ flexibility to select its chairman and reorganize its leadership structure from time to time is in the best interests of the Company and our stockholders.

Presently, Mr. Ross serves as the chairman of our board of directors. Mr. Ross is an interested director because he is the chief executive officer of the Company, serves on our Investment Advisor’s investment committee and is a manager of our Investment Advisor. We believe that Mr. Ross’s history with the Company, familiarity with the Fidus investment platform and extensive experience in the management of private equity and debt investments qualifies him to serve as chairman of our board of directors. Moreover, our board of directors believes that it is in the best interests of our stockholders for Mr. Ross to lead our board of directors because of his broad experience with the day-to-day management and operation of other investment funds and his significant background in the financial services industry, as described above.

Our board of directors does not have a lead independent director. However, Mr. Anstiss, the chairman of the audit committee, is an independent director and acts as a liaison between the independent directors and management between meetings of our board of directors and is involved in the preparation of agendas for board and committee meetings. Our board of directors believes that its leadership structure is appropriate in light of the Company’s characteristics and circumstances because the structure allocates areas of responsibility among the individual directors and the committees in a manner that encourages effective oversight. The members of our board of directors also believe that its small size creates a highly efficient governance structure that provides ample opportunity for direct communication and interaction between both the members of management and our investment advisor and our board of directors.

Board Role in Risk Oversight

Our board of directors performs its risk oversight function primarily through (a) its two standing committees, which report to the entire board of directors and are comprised solely of independent directors and (b) monitoring by our Chief Compliance Officer in accordance with its compliance policies and procedures.

As described below in more detail under “Audit Committee” and “Nominating and Corporate Governance Committee,” the audit committee and the nominating and corporate governance committee assist the board of directors in fulfilling its risk oversight responsibilities. The audit committee’s risk oversight responsibilities include overseeing our accounting and financial reporting processes, our systems of internal controls regarding finance and accounting and audits of our financial statements and discussing with management our major financial risk exposures and the steps management has taken to monitor and control such exposures, including our risk assessment and risk management policies. The nominating and corporate governance committee’s risk oversight responsibilities include selecting, researching and nominating directors for election by our stockholders, developing and recommending to our board of directors a set of corporate governance principles and overseeing the evaluation of our board of directors and its committees. Both the audit committee and the nominating and corporate governance committee consist solely of independent directors.

Our board of directors also performs its risk oversight responsibilities with the assistance of the Chief Compliance Officer. Our Chief Compliance Officer prepares a written report annually discussing the adequacy and effectiveness of the compliance policies and procedures of the Company and certain of its service providers. The Chief Compliance Officer’s report, which is reviewed by the board of directors, addresses at a minimum (a) the operation of the compliance policies and procedures of the Company and certain of its service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s annual review; and (d) any compliance matter that has occurred since the date of the last report about which the board of directors would reasonably need to know to oversee the Company’s compliance activities and risks. In addition, the Chief Compliance Officer meets separately in executive session with the independent directors periodically, but in no event less than once each year.

We believe that the board of directors’ role in risk oversight is effective and appropriate given the extensive regulation to which it is already subject as a BDC. Specifically, as a BDC, we must comply with certain regulatory requirements that control the levels of risk in its business and operations. For example, our ability to incur indebtedness is limited such that our asset coverage must equal at least 200.0% immediately after each time we incurs indebtedness and we generally have to invest at least 70.0% of our total assets in “qualifying assets.” In addition, we intend to maintain our status as a RIC under Subchapter M of the Code. As a RIC we must, among other things, meet certain income source and asset diversification requirements.

We believe that the board of directors’ existing role in risk oversight is appropriate. However, we re-examine the manners in which the board of directors administers its oversight function on an ongoing basis to ensure that it continues to meet our needs.

Board Committees

Audit and Compensation Committee

The members of the audit committee are Messrs. Anstiss, Hyman and Mazzarino, each of whom is not an interested person and is otherwise independent for purposes of the 1940 Act and NASDAQ’s corporate governance regulations. Since September 2011, Mr. Anstiss has served as chairman of the audit committee. Our board of directors has adopted a charter for the audit committee, which is available on our website at http://investor.fdus.com/governance.cfm.

The audit committee is responsible for approving our independent accountants and recommending them to the board of directors (including a majority of the independent directors) for approval and submission to the board of directors for ratification, reviewing with our independent accountants the plans and results of the audit engagement, approving professional services provided by our accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls.

The audit committee is also responsible for aiding the board of directors in determining the fair value of debt and equity securities that are not publicly traded or for which current market values are not readily available. The audit committee also currently receives input from independent valuation firms that have been engaged at the direction of the board of directors to value certain portfolio investments. In addition, the audit committee is responsible for discussing with management our major financial risk exposures and the steps management has taken to monitor and control such exposures, including our risk assessment and risk management policies.

Because the Audit committee is charged with approving our related-party transactions, the board of directors has determined not to create a separate compensation committee and instead has charged the Audit Committee with overseeing amounts payable to our advisor pursuant to the Advisory Agreement and the Administration Agreement, and making a recommendation to the board of directors with respect to the board’s approval (including the approval of a majority of the directors who are not “interested persons” of the Company within the meaning of Section 2(a)(19) of the 1940 Act, as amended) of the renewal of the Advisory Agreement and the Administration Agreement.

The board of directors has determined that Mr. Anstiss is an “audit committee financial expert” within the meaning of the rules of the SEC. Mr. Anstiss acquired his financial expertise from his education and experience as a public accountant, his experience actively supervising financial officers of public companies and in his supervisory role at a public accounting firm and from his experience overseeing and assessing the performance of public accountants with respect to the preparation, auditing and evaluation of financial statements.

Nominating and Corporate Governance Committee

The members of the nominating and corporate governance committee are Messrs. Anstiss, Hyman and Mazzarino, each of whom is not an interested person and is otherwise independent for purposes of the 1940 Act and NASDAQ’s corporate governance regulations. Mr. Hyman currently serves as chairman of the nominating and corporate governance committee. Our board of directors has adopted a charter for the nominating and corporate governance committee, which is available on our website at http://investor.fdus.com/governance.cfm.

The nominating and corporate governance committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the board of directors or a committee of the board of directors, developing and recommending to the board of directors a set of corporate governance principles and overseeing the evaluation of the board of directors and its committees.

The nominating and corporate governance committee identifies potential nominees based on suggestions from members of the nominating and corporate governance committee, other members of the board of directors, other executive officers and by other means, and evaluates such persons as a committee. The nominating and corporate governance committee will also consider nominees to the board of directors recommended by a stockholder, if such stockholder complies with the advance notice provisions of our bylaws. From time to time, the board of directors may determine that it requires a director with a particular expertise or qualification and will actively recruit such a candidate.

In considering which persons to nominate as directors for election by stockholders, the board of directors and its nominating and corporate governance committee consider the experience, qualifications, attributes and skills of candidates, in light of the Company’s then existing business and structure. Additionally, the committee generally will hire an outside firm to perform a background check on potential nominees. On an annual basis, the nominating and corporate governance committee evaluates the qualifications and diversity of the board of directors who are available for reelection in light of the characteristics of independence, age, skills, experience, availability of service to the Company and tenure of its members, and the board of directors’ anticipated needs. The nominating and corporate governance committee has adopted a policy that it will seek to enhance the perspectives and experiences of the members of the board of directors through diversity in gender, ethnic background, geographic origin and professional experience. The nominating and corporate governance committee recommends to the board of directors for its approval the slate of directors to be nominated for election at the annual meeting of our stockholders. The board of directors and its nominating and corporate governance committee periodically review board composition and the policies with respect thereto and as part of this review, the nominating and corporate governance committee evaluates the effectiveness of its policies, including the provisions with respect to diversity.

In considering possible candidates for nomination as a director, the nominating and corporate governance committee takes into account, in addition to such other factors as it deems relevant, the desirability of selecting directors who:

•	have strength of character;

•	have mature judgment;

•	have industry knowledge or experience; and

•	have an ability to work collegially with the other members of the board of directors.

The nominating and corporate governance committee also considers all applicable legal and regulatory requirements that govern the composition of the board of directors.

All nominees properly submitted to the Company (or which the nominating and corporate governance committee otherwise elects to consider) will be evaluated and considered by the members of the nominating and corporate governance committee using the same criteria as nominees identified by the nominating and corporate governance committee itself.

Communications Between Stockholders and the Board of Directors

Stockholders with questions about us are encouraged to contact Shelby E. Sherard at Fidus Investment Corporation, 1603 Orrington Avenue, Suite 1005, Evanston, Illinois 60201. However, if stockholders feel their questions have not been addressed, they may communicate with our board of directors by sending their communications to: Fidus Investment Corporation, board of directors, c/o Shelby E. Sherard at the address listed above. In addition, stockholders may communicate with the board of directors by clicking “Contact the Board” on the Investor Relations section of our website at the following URL: http://investor.fdus.com/contactBoard.com. Communications are distributed to the board of directors as appropriate, depending on the facts and circumstances outlined in the communication. In that regard, the board of directors has requested that certain items that are unrelated to the duties and responsibilities of the board of directors should be excluded, such as: product complaints, product inquiries, new product suggestions, resumes and other forms of job inquiries, surveys and business solicitations or advertisements. In addition, material that is unduly hostile, threatening, illegal or similarly unsuitable will be excluded, with the provision that any communication that is filtered out must be available to any non-management director upon request.

Code of Business Conduct

We have adopted a code of ethics (which we refer to as our Code of Business Conduct) which all officers, directors and employees of the Company and our investment advisor are expected to observe. Our Code of Business Conduct can be accessed via the Company’s website at http://investor.fdus.com/governance.cfm. We intend to disclose any amendments to or waivers of required provisions of the Code of Business Conduct on our website. We will provide any person, without charge, upon request, a copy of our Code of Business Conduct. To receive a copy, please provide a written request to: Fidus Investment Corporation, Attn: Chief Compliance Officer, 1603 Orrington Avenue, Suite 1005, Evanston, Illinois 60201.

Compensation of Directors

The following table shows information regarding the compensation received by our directors, none of whom is an employee of the Company, for the year ended December 31, 2015. No compensation is paid by us to interested directors. No information has been provided with respect to our executive officers who are not directors since our executive officers do not receive any direct compensation from us.

Name	Fees Earned or Paid in Cash(1)	Total
Independent Directors
Raymond L. Anstiss, Jr.	$91,000	$91,000
Charles D. Hyman	$86,000	$86,000
John A. Mazzarino	$81,000	$81,000
Interested Directors
Edward H. Ross	None	None
Thomas C. Lauer	None	None

(1)	For a discussion of the independent directors’ compensation, see below.

The independent directors receive an annual fee of $50,000. They receive $5,000 plus reimbursement of reasonable and authorized business expenses incurred in connection with attending each quarterly meeting and the annual meeting. In addition, the chairperson of the audit committee receives an additional annual fee of $10,000 and the chairperson of the nominating and corporate governance committee receives an additional annual fee of $5,000 for his or her additional services in these capacities. They also receive $1,500 per each additional Audit Committee meeting to review quarterly investment valuations.

Compensation of Executive Officers

None of our executive officers receive direct compensation from us. The compensation of our chief financial officer and chief compliance officer, is paid by our investment advisor. Compensation paid to our chief financial officer and chief compliance officer is set by our investment advisor and subject to reimbursement by us of an allocable portion of such compensation for services rendered to us.

Investment Committee

Our Investment Advisor has formed an investment committee to evaluate and approve all of our investments and those made by the Funds. The investment committee process is intended to bring the diverse experience and perspectives of the committees’ members to the analysis and consideration of each investment. The investment committee also serves to provide investment consistency and adherence to our Investment Advisor’s core investment philosophy and policies. The investment committee meets regularly to consider our investments, direct our strategic initiatives and supervise the actions taken by our Investment Advisor on our behalf. The investment committee determines appropriate investment sizing and suggest ongoing monitoring requirements. In addition, the investment committee reviews and determines whether to make prospective investments identified by our Investment Advisor and monitors the performance of our investment portfolio.

The members of the investment committee that evaluate and approve all of our investments are Edward H. Ross, Thomas C. Lauer, John H. Grigg, Robert G. Lesley, Jr., John J. Ross, II, and W. Andrew Worth.

Information regarding members of the investment committee is as follows:

John J. Ross, II has served as a member of our Investment Advisor’s investment committee since our initial public offering in June 2011. Additionally, Mr. Ross has served as a manager of our Investment Advisor since June 2011. Mr. Ross has over 17 years of experience advising clients on mergers and acquisitions. From February 2007 to June 2011, Mr. Ross served as a member of the investment committee of Fidus Mezzanine Capital GP, LLC, the Fund’s former general partner. In 2004, Mr. Ross co-founded Fidus Partners, LLC, an investment banking firm. Prior to co-founding Fidus Partners, LLC, Mr. Ross served as a managing director at Wachovia Securities and its predecessors, First Union Securities, Inc. and Bowles Hollowell Conner & Co, from 1999 to 2002. Mr. Ross earned a bachelor of science from Southern Methodist University and a master of business administration from the Harvard Business School. Mr. Ross is the brother of Edward H. Ross, our chairman of the board and chief executive officer, and chairman of the investment committee.

John H. Grigg has served as a member of our Investment Advisor’s investment committee since our initial public offering in June 2011 and as a senior origination professional of our Investment Advisor since June 2011. Mr. Grigg has over 22 years of experience advising clients on mergers and acquisitions. From February 2007 to June 2011, Mr. Grigg served as a member of the investment committee of Fidus Mezzanine Capital GP, LLC, the Fund’s former general partner. In 2004, Mr. Grigg co-founded Fidus Partners, LLC, an investment banking firm. Prior to co-founding Fidus Partners, LLC, Mr. Grigg served as managing director and partner at First Union Securities, Inc. and its predecessor, Bowles Hollowell Conner & Co., from 1989 to 2000. Prior to joining Bowles Hollowell Conner & Co., Mr. Grigg worked in the investment banking group of Merrill Lynch & Co. Mr. Grigg earned a bachelor of arts from the University of North Carolina and a master of business administration from the University of Virginia’s Darden School of Business.

W. Andrew Worth has served as a member of our Investment Advisor’s investment committee since our initial public offering in June 2011. Additionally, Mr. Worth has served as a manager of our Investment Advisor since June 2011. Mr. Worth has over 14 years of experience investing in debt and equity securities of lower middle-market companies. In 2008, Mr. Worth joined Fidus Capital, LLC, the predecessor firm to our investment advisor. Prior to joining Fidus Capital, LLC in 2008, Mr. Worth served as a principal with Allied Capital Corporation from 2002 to 2008, where he was responsible for all aspects of the investment process including origination, execution and portfolio management. From 1996 to 2002, Mr. Worth was an associate in Credit Suisse First Boston’s Global Industrials and Services investment banking practice and an analyst in the Leveraged Finance Group of First Union Securities, Inc. Mr. Worth earned a bachelor of arts from the University of North Carolina at Chapel Hill and a master of business administration from the University of Chicago Graduate School of Business.

Robert G. Lesley has served as a member of the investment committee since January 2015. Prior to joining Fidus Investment Advisors, LLC in 2013, Mr. Lesley was a partner at Chapter IV Investors, a middle-market hybrid investment firm with approximately a $270 million fund. Chapter IV’s flexible investment charter allowed for investment in both the private (control and minority equity) and public markets. From 2003 to 2007, Mr. Lesley was a vice president with Blue Point Capital Partners, a private equity firm focused on lower middle-market companies. From 2000 to 2003, Robert was an associate in the Mergers & Acquisitions Group of Wachovia Securities and its predecessor, First Union Securities, Inc. Mr. Lesley earned a bachelor of arts in economics from the University of North Carolina at Chapel Hill and a masters of business administration from the Kellogg Graduate School of Management at Northwestern University.

Senior Origination Professionals

The following individuals are the senior origination professionals of our investment advisor. Brief summaries of the backgrounds of these individuals, who are not also members of the investment committee, are provided below:

Edward P. Imbrogno has served as a senior origination professional of our investment advisor since June 2011. Mr. Imbrogno has over 26 years of experience advising clients on mergers and acquisitions. In 2006, Mr. Imbrogno joined Fidus Capital, LLC, the predecessor firm to our investment advisor, as a senior investment professional. In 2004, Mr. Imbrogno co-founded Fidus Partners, LLC, an investment banking firm. Prior to co-founding Fidus Partners, LLC, Mr. Imbrogno served as a managing director and partner at Wachovia Securities and its predecessors, First Union Securities, Inc. and Bowles Hollowell Conner & Co, from 1985 to 2004. Mr. Imbrogno also served as the head of Wachovia Securities’ private equity group coverage effort from 1998 to 2002. Mr. Imbrogno earned a bachelor of arts from Davidson College and a master of business administration from the University of Virginia’s Darden School of Business.

J. Stephen Dockery has served as a senior origination professional of our investment advisor since June 2011. Mr. Dockery has over 22 years of experience advising clients on mergers and acquisitions and corporate finance transactions. In 2006, Mr. Dockery joined Fidus Capital, LLC, the predecessor firm to our investment advisor, as a senior investment professional and joined Fidus Partners, LLC, an investment banking firm. Prior to joining Fidus Capital and Fidus Partners, Mr. Dockery served in various capacities at Wachovia Securities and its predecessors, First Union Securities, Inc. and Bowles Hollowell Conner & Co., including managing director and officer from 1997 to 2006. Prior to joining Bowles Hollowell Conner & Co., Mr. Dockery worked as a corporate attorney for Robinson Bradshaw & Hinson, P.A. Mr. Dockery earned a bachelor of arts from Davidson College and a juris doctor from Yale Law School.

Michael J. Miller has served as a senior origination professional of our investment advisor since June 2011. Mr. Miller has over 22 years of leveraged finance and corporate lending and origination experience. In 2010, Mr. Miller joined Fidus Capital, LLC, the predecessor firm to our investment advisor, as a senior investment professional and joined Fidus Partners, LLC, an investment banking firm. Prior to joining Fidus Capital and Fidus Partners, Mr. Miller served in various capacities, including managing director and head of business development, at Allied Capital Corporation from 2005 until 2010. Prior to joining Allied Capital Corporation, Mr. Miller spent more than 16 years with JPMorgan Chase and its predecessors where he worked in their middle-market leveraged finance, asset based and corporate lending groups. Mr. Miller earned his bachelor of science in industrial and labor relations from Cornell University and his master of business administration from The Stern School at New York University.

Portfolio Management

We will only invest in an opportunity with the approval of four of the six members of the investment committee responsible for advising the Company and the Funds. Generally, an investment opportunity will receive the unanimous approval of the respective investment committee. Follow-on investments in existing portfolio companies require the relevant investment committee’s approval in addition to what was obtained when the initial investment in the company was made. In addition, temporary investments, such as those in cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less, may require approval by the relevant investment committee. The day-to-day management of investments approved by the investment committee will be overseen by the members of the relevant investment committee. Biographical information with respect to the members of the investment committee is set out under “—Investment Committee.”

Each of our advisor’s investment committee members has ownership and financial interests in, and may receive compensation and/or profit distributions from, our investment advisor. Each of the members of the investment committee will receive compensation and/or profit distributions from our investment advisor. None of the members of the investment committee receives any direct compensation from us. The following table shows the dollar range of our common stock beneficially owned by each member of our investment advisor’s investment committees as of April 22, 2016:

Members of our Investment Advisor’s Investment Committee	Dollar Range of Equity Securities in Fidus Investment Corporation (1)
Edward H. Ross	Over $1,000,000
John J. Ross, II	Over $1,000,000
Thomas C. Lauer	Over $1,000,000
W. Andrew Worth	$500,001-$1,000,000
John H. Grigg	$100,001-$500,000
Robert G. Lesley	$50,001-$100,000

(1)	Dollar ranges are as follows: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001 - $500,000; $500,001 - $1,000,000 or Over $1,000,000.

MANAGEMENT AND OTHER AGREEMENTS

Our investment advisor is located at 1603 Orrington Avenue, Suite 1005, Evanston, Illinois 60201. Our investment advisor is registered as an investment adviser under the Advisers Act. Subject to the overall supervision of our board of directors and in accordance with the 1940 Act, our investment advisor manages our day-to-day operations and provides investment advisory services to us. Under the terms of the Investment Advisory Agreement, our investment advisor:

•	determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

•	assists us in determining what securities we purchase, retain or sell;

•	identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies); and

•	executes, closes, services and monitors the investments we make.

Investment Advisory Agreement

Management Fee

Pursuant to the Investment Advisory Agreement, we pay our investment advisor a fee for investment advisory and management services consisting of two components — a base management fee and an incentive fee.

Base Management Fee

The base management fee is calculated at an annual rate of 1.75% based on the average value of our total assets (other than cash or cash equivalents but including assets purchased with borrowed amounts) at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. Base management fees for any partial quarter are appropriately prorated. The base management fee is payable quarterly in arrears.

Incentive Fee

The incentive fee consists of two parts. The first part is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding calendar quarter. Pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies but excluding fees for providing managerial assistance) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, any expenses payable under the Administration Agreement and any interest expense and dividends paid on any outstanding preferred stock, but excluding the incentive fee, excise taxes on realized gains and any deferred organizing and offering costs). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as market discount, debt instruments with payment-in-kind interest, preferred stock with payment-in-kind dividends and zero-coupon securities), accrued income that we have not yet received in cash. Our investment advisor is not under any obligation to reimburse us for any part of the incentive fee it receives that was based on accrued interest that we never actually receive.

Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Because of the structure of the incentive fee, it is possible that we may pay an incentive fee for a quarter where we incur a loss. For example, if we receive pre-incentive fee net investment income in excess of the hurdle rate (as defined below) for a quarter, we will pay the applicable incentive fee even if we have incurred a loss in that quarter due to realized and unrealized capital losses.

Pre-incentive fee net investment income, expressed as a rate of return on the value of our weighted average net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) at the end of the immediately preceding calendar quarter, is compared to a fixed “hurdle rate” of 2.0% per quarter. If market interest rates rise, we may be able to invest our funds in debt instruments that provide for a higher return, which would increase our pre-incentive fee net investment income and make it easier for our investment advisor to surpass the fixed hurdle rate and receive an incentive fee based on such net investment income. Our pre-incentive fee net investment income used to calculate this part of the incentive fee is also included in the amount of our total assets (other than cash and cash equivalents but including assets purchased with borrowed amounts) used to calculate the 1.75% base management fee.

We pay our investment advisor an incentive fee with respect to our pre-incentive fee net investment income earned in each calendar quarter as follows:

•	no incentive fee in any calendar quarter in which the pre-incentive fee net investment income does not exceed the hurdle rate of 2.0%;

•	100.0% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.5% in any calendar quarter. We refer to this portion of our pre-incentive fee net investment income (that exceeds the hurdle rate but is less than 2.5%) as the “catch-up” provision. The catch-up is meant to provide our investment advisor with 20.0% of the pre-incentive fee net investment income as if a hurdle rate did not apply if net investment income exceeds 2.5% in any calendar quarter; and

•	20.0% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.5% in any calendar quarter.

These calculations are appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

The following is a graphical representation of the calculation of the quarterly income-related portion of the incentive fee:

Quarterly Incentive Fee Based on Net Investment Income

Pre-incentive fee net investment income

(expressed as a percentage of the value of net assets)

Percentage of pre-incentive fee net investment income

allocated to income-related portion of incentive fee

The second part of the incentive fee is a capital gains incentive fee that is determined and paid in arrears as of the end of each fiscal year (or, upon termination of the Investment Advisory Agreement, as of the termination date), and equals 20.0% of our net capital gains as of the end of the fiscal year. In determining the capital gains incentive fee to be paid to our investment advisor, we calculate the cumulative aggregate realized capital gains and cumulative aggregate realized capital losses since the Formation Transactions, and the aggregate unrealized capital depreciation as of the date of the calculation, as applicable, with respect to each of the investments in our portfolio. At the end of the applicable year, the amount of capital gains that serves as the basis for our calculation of the capital gains incentive fee equals the cumulative aggregate realized capital gains less cumulative aggregate realized capital losses, less aggregate unrealized capital depreciation, with respect to our portfolio of investments. If this number is positive at the end of such year, then the capital gains incentive fee for such year equals 20.0% of such amount, less the aggregate amount of any capital gains incentive fees paid in respect of our portfolio in all prior years. We accrue, but do not pay, a capital gains incentive fee in connection with any unrealized capital appreciation, as appropriate.

Examples of Quarterly Incentive Fee Calculation

Example 1: Income Related Portion of Incentive Fee

Alternative 1

Assumptions

Investment income (including interest, dividends, fees, etc.) = 1.25%

Hurdle rate (1) = 2.0%

Management fee (2) = 0.4375%

Other expenses (legal, accounting, custodian, transfer agent, etc.) (3) = 0.2%

Pre-incentive fee net investment income

(investment income – (management fee + other expenses)) = 0.6125%

Pre-incentive fee net investment income does not exceed hurdle rate, therefore there is no income-related incentive fee.

Alternative 2

Assumptions

Investment income (including interest, dividends, fees, etc.) = 2.9%

Hurdle rate (1) = 2.0%

Management fee (2) = 0.4375%

Other expenses (legal, accounting, custodian, transfer agent, etc.) (3) = 0.2%

Pre-incentive fee net investment income

(investment income – (management fee + other expenses)) = 2.2625%

Incentive fee	= 100.0% × pre-incentive fee net investment income (subject to “catch-up”) (4)
= 100.0% × (2.2625% – 2.0%)
= 0.2625%

Pre-incentive fee net investment income exceeds the hurdle rate, but does not fully satisfy the “catch-up” provision, therefore the income related portion of the incentive fee is 0.2625%.

Alternative 3

Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.5%

Hurdle rate (1) = 2.0%

Management fee (2) = 0.4375%

Other expenses (legal, accounting, custodian, transfer agent, etc.) (3) = 0.2%

Pre-incentive fee net investment income

(investment income – (management fee + other expenses)) = 2.8625%

Incentive fee = 100.0% × pre-incentive fee net investment income (subject to “catch-up”) (4)

Incentive fee = 100.0% × “catch-up” + (20.0% × (pre-incentive fee net investment income – 2.5%))

“Catch-up”	= 2.5% – 2.0%
= 0.5%

Incentive fee	= (100.0% × 0.5%) + (20.0% × (2.8625% – 2.5%))
= 0.5% + (20.0% × 0.3625%)
= 0.5% + 0.0725%
= 0.575%

Pre-incentive fee net investment income exceeds the hurdle rate and fully satisfies the “catch-up” provision, therefore the income related portion of the incentive fee is 0.575%.

(1)	Represents 8.0% annualized hurdle rate.
(2)	Represents 1.75% annualized base management fee.
(3)	Excludes organizational and offering expenses.
(4)	The “catch-up” provision is intended to provide our investment advisor with an incentive fee of 20.0% on all pre-incentive fee net investment income as if a hurdle rate did not apply when our net investment income exceeds 2.5% in any fiscal quarter.

Example 2: Capital Gains Portion of Incentive Fee(*):

Alternative 1

Assumptions

Year 1 : $5.0 million investment made in Company A (“Investment A”), and $7.5 million investment made in Company B (“Investment B”)

Year 2 : Investment A sold for $12.5 million and fair market value (“FMV”) of Investment B determined to be $8.0 million

Year 3 : FMV of Investment B determined to be $6.25 million

Year 4 : Investment B sold for $7.75 million

The capital gains portion of the incentive fee would be:

Year 1 : None

Year 2 : Capital gains incentive fee of $1.5 million — ($7.5 million realized capital gains on sale of Investment A multiplied by 20.0%)

Year 3 : None — $1.25 million (20.0% multiplied by ($7.5 million cumulative capital gains less $1.25 million cumulative capital depreciation)) less $1.5 million (previous capital gains fee paid in Year 2)

Year 4 : Capital gains incentive fee of $50,000 — $1.55 million ($7.75 million cumulative realized capital gains multiplied by 20.0%) less $1.5 million (capital gains incentive fee taken in Year 2)

Alternative 2

Assumptions

Year 1 : $4.0 million investment made in Company A (“Investment A”), $7.5 million investment made in Company B (“Investment B”) and $6.25 million investment made in Company C (“Investment C”)

Year 2 : Investment A sold for $12.5 million, FMV of Investment B determined to be $6.25 million and FMV of Investment C determined to be $6.25 million

Year 3 : FMV of Investment B determined to be $6.75 million and Investment C sold for $7.5 million

Year 4 : FMV of Investment B determined to be $8.75 million

Year 5 : Investment B sold for $5.0 million

The capital gains incentive fee, if any, would be:

Year 1 : None

Year 2 : $1.45 million capital gains incentive fee — 20.0% multiplied by $7.25 million ($8.5 million realized capital gains on Investment A less $1.25 million unrealized capital depreciation on Investment B)

Year 3 : $0.35 million capital gains incentive fee (1) — $1.8 million (20.0% multiplied by $9.0 million ($9.75 million cumulative realized capital gains less $0.75 million unrealized capital depreciation)) less $1.45 million capital gains incentive fee received in Year 2

Year 4 : None

Year 5 : None — $1.45 million (20.0% multiplied by $7.25 million (cumulative realized capital gains of $9.75 million less realized capital losses of $2.5 million)) is less than $1.8 million cumulative capital gains incentive fee paid in Year 2 and Year 3 (2)

*	The hypothetical amounts of returns shown are based on a percentage of our total net assets and assume no leverage. There is no guarantee that positive returns will be realized and actual returns may vary from those shown in this example.
(1)	As illustrated in Year 3 of Alternative 2 above, if we were to be wound up on a date other than our fiscal year end of any year, we may have paid aggregate capital gains incentive fees that are more than the amount of such fees that would be payable if we had been wound up on our fiscal year end of such year.
(2)	As noted above, it is possible that the cumulative aggregate capital gains fee received by our investment advisor ($1.8 million) is effectively greater than $1.45 million (20.0% of cumulative aggregate realized capital gains less net realized capital losses or net unrealized depreciation ($7.25 million)).

Payment of Our Expenses

All investment professionals of our investment advisor and/or its affiliates, when and to the extent engaged in providing investment advisory and management services to us, and the compensation and routine overhead expenses of personnel allocable to these services to us, are provided and paid for by our investment advisor and not by us. We bear all other out-of-pocket costs and expenses of our operations and transactions. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Overview – Expenses.”

Duration and Termination

At an in-person meeting of our board of directors on June 3, 2015, our board of directors, including a majority of the Independent Directors, unanimously voted to approve the continuation of the Investment Advisory Agreement to June 20, 2016. Unless terminated earlier, the Investment Advisory Agreement will automatically renew for successive annual periods if approved annually by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities (as that term is defined in the 1940 Act), including, in either case, approval by a majority of the Independent Directors.

In reaching a decision to approve the current Investment Advisory Agreement, our board of directors reviewed information comparing our investment performance to other externally managed BDCs with similar investment objectives and to appropriate market indices. The board also reviewed other information and considered, among other things:

•	the nature, extent and quality of the advisory and other services (including administrative services provided under the Administrative Agreement as discussed below) provided to us by our investment advisor;

•	the fee structure of comparative externally managed BDCs with similar investment objectives;

•	our projected operating expenses and expense ratio compared to BDCs with similar investment objectives;

•	our investment advisor’s pro forma profitability with respect to managing us and providing administrative services under the Administrative Agreement;

•	the limited potential for our investment advisor and its affiliates to derive additional “fall-out” benefits as a result of our relationship with our investment advisor; and

•	various other matters.

Our board of directors did not rank or otherwise assign relative weights to the specific factors it considered in connection with its evaluation of the Investment Advisory Agreement, nor did it undertake to make any specific determination as to whether any particular factor, or any aspect of any particular factor, was favorable or unfavorable to the ultimate decision made by our board of directors. Rather, our board of directors based its approval of the Investment Advisory Agreement on the totality of information presented to it. In considering the factors discussed above, individual directors may have given different weights to different factors.

Based on the information reviewed and the factors discussed above, our board of directors (including the Independent Directors) concluded that the terms of the Investment Advisory Agreement, including the fee rates thereunder, are fair and reasonable in relation to the services provided and approved the continuation of the Investment Advisory Agreement as being in the best interests of FIC and our stockholders.

Conflicts of interest may arise if our investment advisor seeks to change the terms of the Investment Advisory Agreement, including, for example, the amount of the base management fee, the incentive fee or other compensation terms. In general, material amendments to the Investment Advisory Agreement must be approved by the affirmative vote of the holders of a majority of our outstanding voting securities (as that term is defined in the 1940 Act) and by a majority of our Independent Directors.

See “Risk Factors – Risks Relating to our Business and Structure – We are dependent upon our investment advisor’s managing members and our executive officers for our future success. If our investment advisor was to lose any of its managing members or we lose any of our executive officers, our ability to achieve our investment objective could be significantly harmed.”

Indemnification

The Investment Advisory Agreement provides that, absent willful misconduct, bad faith or gross negligence in the performance of its duties under the Investment Advisory Agreement or by reason of the reckless disregard of its duties and obligations under the Investment Advisory Agreement, our investment advisor and its affiliates, and their respective officers, directors, members, managers, partners, stockholders and employees, are entitled to indemnification from us from and against any claims or liabilities, including reasonable legal fees and other expenses reasonably incurred, arising out of or in connection with our investment advisor’s performance of its duties and obligations under the Investment Advisory Agreement or otherwise as our investment advisor.

Administration Agreement

Pursuant to the Administration Agreement, Fidus Investment Advisors, LLC acts as our administrator and furnishes us with office facilities and equipment and clerical, book-keeping and record-keeping services at such facilities. Under the Administration Agreement, our investment advisor performs, or oversees the performance of, our required administrative services, which include being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, our investment advisor assists us in determining and publishing our net asset value, overseeing the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally overseeing the payment of our expenses and the performance of administrative and professional services rendered to us by others. Under the Administration Agreement, our investment advisor also provides managerial assistance on our behalf to those portfolio companies that have accepted our offer to provide such assistance and we reimburse our Investment Advisor for fees and expenses incurred with providing such services. In addition, we reimburse our Investment Advisor for fees and expenses incurred while performing due diligence on our prospective portfolio companies. Payments under the Administration Agreement are equal to an amount based upon our allocable portion of our investment advisor’s overhead in performing its obligations under the Administration Agreement, including rent and our allocable portion of the cost of our officers, including our chief financial officer and chief compliance officer and their respective staffs. To the extent that our investment advisor outsources any of its functions, we will pay the fees associated with such functions on a direct basis without profit to our investment advisor.

At an in-person meeting of our board of directors on June 3, 2015, our board of directors, including a majority of the Independent Directors, unanimously voted to approve the continuation of the Administration Agreement to June 20, 2016. Unless terminated earlier, the Administration Agreement will automatically renew for successive annual periods if approved annually by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities (as that term is defined in the 1940 Act), including, in either case, approval by a majority of our Independent Directors. In making the decision to approve the continuation of the Administration Agreement, our board of directors took into account, to the extent relevant, certain information set forth above under “Investment Advisory Agreement – Duration and Termination” with respect to its consideration of the Investment Advisory Agreement.

The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. The holders of a majority of our outstanding voting securities (as that term is defined in the 1940 Act) may also terminate the Administration Agreement without penalty.

Indemnification

The Administration Agreement provides that, absent willful misconduct, bad faith or gross negligence in the performance of its duties under the Administration Agreement or by reason of the reckless disregard of its duties and obligations under the Administration Agreement, our investment advisor and its affiliates, and their respective officers, directors, members, managers, stockholders and employees, are entitled to indemnification from us from and against any claims or liabilities, including reasonable legal fees and other expenses reasonably incurred, arising out of or in connection with our investment advisor’s performance of its duties or obligations under the Administration Agreement or otherwise as our administrator.

License Agreement

We have entered into a license agreement with Fidus Partners, LLC under which Fidus Partners, LLC has agreed to grant us a non-exclusive (provided that there is not a change in control of Fidus Partners, LLC), royalty-free license to use the name “Fidus.” Under this agreement, we have a right to use the “Fidus” name for so long as our investment advisor remains our investment advisor. Other than with respect to this limited license, we have no legal right to the “Fidus” name. This license agreement will remain in effect for so long as the Investment Advisory Agreement with our investment advisor remains in effect.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We acquired Fund I through the merger of Fund I with our wholly-owned subsidiary, and, as a result, we acquired 100.0% of the limited partnership interests in Fund I. In addition, we have acquired Fidus Mezzanine Capital GP, LLC, the Fund’s general partner, through a merger of Fidus Mezzanine Capital GP, LLC with and into our wholly-owned subsidiary and, as a result, we acquired 100.0% of the general partnership interests in Fund I. Fidus Mezzanine Capital GP, LLC’s partnership interest in Fund I was converted into shares of our common stock on the same terms as the partnership interests held by the limited partners. The former members of Fidus Mezzanine Capital GP, LLC each received a pro rata portion of these shares of our common stock in exchange for their interest in Fidus Mezzanine Capital GP, LLC. All of the former members of Fidus Mezzanine Capital GP, LLC and some of the former limited partners of Fund I are members, officers, investment committee members and investment professionals of our investment advisor and, therefore, received a financial benefit from the formation transactions. Moreover, some of the former members of Fidus Mezzanine Capital GP, LLC and some of the former limited partners of Fund I are officers, directors and former five percent beneficial owners of the Company and Fund I, including Mr. E. Ross, who is the chief executive officer of the Company and chairman of the board of directors of the Company and Fund I, Mr. Lauer who is a director of the Company and Fund I. In connection with these formation transactions, we issued and exchanged 3,702,778 shares of our common stock at $15.00 per share for 100.0% of the limited partnership interests in Fund I and 353,743 shares of our common stock at $15.00 per share for 100.0% of the equity interests of Fidus Mezzanine Capital GP, LLC.

Investment Advisory Agreement

Under the Investment Advisory Agreement with our investment advisor, we pay our investment advisor a management fee and incentive fee that consists of an income incentive fee and a capital gains incentive fee. The incentive fee is computed and paid on income that we may not have yet received in cash. This fee structure may create an incentive for our investment advisor to invest in certain types of securities that may have a high degree of risk. Additionally, we rely on investment professionals from our investment advisor to assist our board of directors with the valuation of our portfolio investments. Our investment advisor’s management fee and incentive fee are based on the value of our investments and there may be a conflict of interest when personnel of our investment advisor are involved in the valuation process for our portfolio investments. The base management fee under the

Investment Advisory Agreement for the years ended December 31, 2015, 2014 and 2013 totaled $7.5 million, $5.9 million and $5.3 million, respectively. The income incentive fee expense for the years ended December 31, 2015, 2014 and 2013 totaled $6.6 million, $5.6 million and $5.2 million, respectively. For the years ended December 31, 2015 and 2014, we reversed previously accrued capital gain incentive fees totaling $0.1 million and $0.7 million, respectively. The capital gains incentive fee accrual for the year ended December 31, 2013 totaled $1.6 million.

Mr. E. Ross is the chairman of the board of directors of the Company and the Funds, as well as the chairman of our investment advisor’s investment committees and the chief executive officer of our investment advisor. The board of managers of our investment advisor, the manager of Fidus Investment GP, LLC, the general partner of the Funds, currently controls the Funds. The following people are members of the board of managers of our investment advisor: Messrs. E. Ross, Lauer, J. Ross and Andrew W. Worth. Officers and members of the board of managers of our investment advisor receive a benefit from the fees paid to our investment advisor pursuant to the Investment Advisory Agreement. Our board of directors, including a majority of the Independent Directors has approved the Investment Advisory Agreement, including the fees paid pursuant to such agreement.

Administration Agreement

Pursuant to the Administration Agreement, Fidus Investment Advisors, LLC acts as our administrator and furnishes us with office facilities and equipment and clerical, book-keeping and record-keeping services at such facilities. Under the Administration Agreement, our investment advisor performs, or oversees the performance of, our required administrative services, which include being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, our investment advisor assists us in determining and publishing our net asset value, overseeing the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally overseeing the payment of our expenses and the performance of administrative and professional services rendered to us by others. Under the Administration Agreement, our investment advisor also provides managerial assistance on our behalf to those portfolio companies that have accepted our offer to provide such assistance. Payments under the Administration Agreement are equal to an amount based upon our allocable portion of our investment advisor’s overhead in performing its obligations under the Administration Agreement, including rent and our allocable portion of the cost of our officers, including our chief financial officer and chief compliance officer and their respective staffs. To the extent that our investment advisor outsources any of its functions, we will pay the fees associated with such functions on a direct basis without profit to our investment advisor. Under the administration agreement, administrative expenses for services provided for the years ended December 31, 2015, 2014 and 2013 totaled $1.5 million, $1.8 million and $1.2 million, respectively.

Conflicts of Interest

Our investment advisor currently manages Fidus Credit Opportunities, LLC, a Delaware LLC, which has an investment objective and investment policies that are substantially similar to those of the Company, and may in the future manage investment vehicles with similar or overlapping investment strategies. Our investment advisor has put in place a conflict-resolution policy that addresses the co-investment restrictions set forth under the 1940 Act and the allocation of investment opportunities. The 1940 Act generally prohibits us from making certain negotiated co-investments with affiliates unless we first obtain an order from the SEC permitting us to do so. On March 27, 2012, the SEC granted us an order for exemptive relief to allow us to take certain actions that would otherwise be prohibited by the 1940 Act, as applicable to BDCs. In particular, this relief permitted Fidus Investment Corporation and Fidus Mezzanine Capital, L.P. to operate effectively as one company by specifically allowing them to engage in certain transactions with each other and invest in securities in which the other is or proposes to be an investor. On June 2, 2014, we received an amended exemptive order that extended the previous granted relief to apply to Fidus Mezzanine Capital II, L.P. and any future subsidiary of Fidus Investment Corporation.

On January 27, 2016, we, our investment advisor, and Fidus Credit Opportunities, LLC submitted an exemptive application to the SEC to permit us to co-invest with other funds managed by the Advisor or its affiliates in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. There can be no assurance that any such exemptive order will be granted. If such relief is granted, then we will be permitted to co-invest with our affiliates if a “required majority” (as defined in Section 57(o) of the 1940 Act) or our independent directors make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transactions, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching by us or our stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objective and strategies.

Where co-investments can be made, or where an investment opportunity becomes available to one investment vehicle managed by our investment advisor, then an equitable allocation must be made with respect to the investment. Our investment advisor will seek to ensure the equitable allocation of investment opportunities when we invest alongside other accounts managed by our investment advisor. When we invest alongside such other accounts as permitted, such investments will be made consistent with our investment advisor’s allocation policy. The allocation policy provides that allocations among us and other accounts will be based on certain factors determined by our investment advisor, including but not limited to: (1) the targeted asset mix and diversification requirements and other investment policies and restrictions for the entity, including those imposed by the entities organizational documents, policies, applicable laws, rules, regulations or interpretations; (2) the risk and return profile for the entity; (3) the suitability/priority of a particular investment for the entity; (4) if applicable, the target position size of the investment for the entity; and (5) the level of available cash for investment with respect to the particular entity.

Certain members of our investment advisor and its investment committee are also members of Fidus Partners, LLC, a merchant banking firm. Fidus Partners, LLC may in the future serve as an advisor to our portfolio companies and we may invest in companies that Fidus Partners, LLC is advising. Fidus Partners, LLC may receive fees in connection with these advisory services, subject to regulatory restrictions imposed by the 1940 Act.

In addition, Edward H. Ross, our Chairman and Chief Executive Officer and Thomas C. Lauer, one of our directors, are managers of Fidus Investment Advisors, LLC. In May 2015, Fidus Investment Advisors, LLC entered into a combination with Fidus Partners, LLC (the “Combination”), by which members of Fidus Investment Advisors LLC and Fidus Partners, LLC (“Partners”) contributed all of their respective membership interest in Fidus Investment Advisors LLC and Partners to a newly formed limited liability company, Fidus Group Holdings, LLC (“Holdings”). As a result, Fidus Investment Advisors LLC is a wholly-owned subsidiary of Holdings, which is a newly formed limited liability company organized under the laws of Delaware.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

The following table sets forth information with respect to the beneficial ownership of our common stock as of April 22, 2016 by each of our executive officers and independent directors and all of our directors and executive officers as a group. As of April 22, 2016, we are not aware of any 5.0% beneficial owners of our common stock, nor are we aware of any person who controls us, “control” being defined as the beneficial ownership of more than 25.0% of our common stock.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. There is no common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of April 22, 2016. Percentage of beneficial ownership is based on 16,312,363 shares of common stock outstanding as of April 22, 2016. The business address of each person below is 1603 Orrington Avenue, Suite 1005, Evanston, Illinois 60201.

Name and Address	Number of Shares Beneficially Owned (1)	Percentage of Class	Dollar Range of Equity Securities Beneficially Owned(2)(3)
Interested Directors:
Edward H. Ross	167,955	1.0%	over $100,000
Thomas C. Lauer	70,600	*	over $100,000
Independent Directors:
Raymond L. Anstiss, Jr. (4)	12,256	*	over $100,000
Charles D. Hyman	21,700	*	over $100,000
John A. Mazzarino	11,358	*	over $100,000
Executive Officers Who Are Not Directors:
Shelby E. Sherard	3,435	*	under $100,000

All Directors and Executive Officers as a Group	287,304	1.8	over $100,000

*	Represents less than 1.0%.
(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 of the Exchange Act.
(2)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(3)	The dollar range of equity securities beneficially owned by our directors is based on a stock price of $15.41 per share as of April 22, 2016.
(4)	Includes 5,246 shares held by Anstiss & Co., P.C. 401(k) Profit Sharing Trust, 2,000 shares held by Mr. Anstiss’s son and 2,000 shares held by Mr. Anstiss’s daughter. Mr. Anstiss has discretionary voting and investment power over the 5,246 shares held by Anstiss & Co., P.C. 401(k) Profit Sharing Trust, the 2,000 shares held by his son and the 2,000 shares held by his daughter.

SALES OF COMMON STOCK BELOW NET ASSET VALUE

On June 3, 2015, our stockholders approved our ability to sell or otherwise issue shares of our common stock at a discount from net asset value per share for a period of one year ending on the earlier of June 3, 2016 or the date of our 2016 Annual Meeting of Stockholders. We expect to present to our stockholders a similar proposal at our 2016 Annual meeting of Stockholders. In order to sell shares pursuant to this authorization a majority of our directors who have no financial interest in the sale or issuance and a majority of our independent directors must (a) find that the sale or issuance is in our best interests and in the best interests of our stockholders, and (b) in consultation with any underwriter or underwriters of the offering, make a good faith determination as of a time either immediately prior to the first solicitation by us or on our behalf of firm commitments to purchase such shares, or immediately prior to the issuance of such shares, that the price at which such shares are to be sold or otherwise issued is not less than a price which closely approximates the market value of such shares, less any distributing commission or discount. It should be noted that the maximum number of shares issuable below net asset value pursuant to this authority that could result in such dilution is limited to 25% of the Company’s then outstanding common stock immediately prior to each such sale. Any offering of common stock below net asset value per share will be designed to raise capital for investment in accordance with our investment objective.

In making a determination that an offering below net asset value per share is in our and our stockholders’ best interests, our board of directors would consider a variety of factors including:

•	The effect that an offering below net asset value per share would have on our stockholders, including the potential dilution they would experience as a result of the offering;

•	The amount per share by which the offering price per share and the net proceeds per share are less than the most recently determined net asset value per share;

•	The relationship of recent market prices of our common stock to net asset value per share and the potential impact of the offering on the market price per share of our common stock;

•	Whether the estimated offering price would closely approximate the market value of our shares;

•	The potential market impact of being able to raise capital during the current financial market difficulties;

•	The nature of any new investors anticipated to acquire shares in the offering;

•	The anticipated rate of return on and quality, type and availability of investments; and

•	The leverage available to us.

Sales or other issuances by us of our common stock at a discount from net asset value pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering.

The following three headings and accompanying tables will explain and provide hypothetical examples on the impact of an offering at a price less than net asset value per share on three different set of investors:

•	existing stockholders who do not purchase any shares in the offering;

•	existing stockholders who purchase a relative small amount of shares in the offering or a relatively large amount of shares in the offering; and

•	new investors who become stockholders by purchasing shares in the offering.

Impact On Existing Stockholders Who Do Not Participate in the Offering

Our existing stockholders who do not participate in an offering below net asset value per share or who do not buy additional shares in the secondary market at the same or lower price we obtain in the offering (after expenses and commissions) face the greatest potential risks. These stockholders will experience an immediate decrease (often called dilution) in the net asset value of the shares they hold and their net asset value per share. These stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we will experience in our assets, potential earning power and voting interests due to the offering. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in net asset value per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.

The following table illustrates the level of net asset value dilution that would be experienced by a nonparticipating stockholder in three different hypothetical offerings of different sizes and levels of discount from net asset value per share, although it is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below.

The examples assume that Company XYZ has 1,000,000 shares of common stock outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities. The current net asset value and net asset value per share are thus $10,000,000 and $10.00. The table illustrates the dilutive effect on nonparticipating Stockholder A of (1) an offering of 50,000 shares (5.0% of the outstanding shares) at $9.50 per share after offering expenses and commission (a 5.0% discount from net asset value), (2) an offering of 100,000 shares (10.0% of the outstanding shares) at $9.00 per share after offering expenses and commissions (a 10.0% discount from net asset value) and (3) an offering of 200,000 shares (20.0% of the outstanding shares) at $8.00 per share after offering expenses and commissions (a 20.0% discount from net asset value). The acronym “NAV” stands for “net asset value.”

		Example 1 5.0% Offering At 5.0% Discount		Example 2 10.0% Offering At 10.0% Discount		Example 3 20.0% Offering At 20.0% Discount
Period	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	—	$10.00	—	$9.47	—	$8.42	—
Net Proceeds per Share to Issuer	—	$9.50	—	$9.00	—	$8.00	—
Increase (Decrease) to NAV
Total Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,200,000	20.00%
NAV per Share	$10.00	$9.98	(0.24)%	$9.91	(0.91)%	$9.67	(3.33)%
(Dilution) Accretion to Stockholder
Shares Held by Stockholder A	10,000	10,000	—	10,000	—	10,000	—
Percentage Held by Stockholder A	1.0%	0.95%	(4.76)%	0.91%	(9.09)%	0.83%	(16.67)%
Total Asset Values
Total NAV Held by Stockholder A	$100,000	$99,762	(0.24)%	$99,091	(0.91)%	$96,667	(3.33)%
Total Investment by Stockholder A (Assumed to Be $10.00 per Share)	$100,000	$100,000	—	$100,000	—	$100,000	—
Total (Dilution) Accretion to Stockholder A (Total NAV Less Total Investment)	—	$(238)	—	$(909)	—	$(3,333)	—
Per Share Amounts
NAV per Share Held by Stockholder A	—	$9.98	—	$9.91	—	$9.67	—
Investment per Share Held by Stockholder A (Assumed to be $10.00 per Share)	$10.00	$10.00	—	$10.00	—	$10.00	—
(Dilution) Accretion per Share Held by Stockholder A (NAV per Share Less Investment per Share)	—	$(0.02)	—	$(0.09)	—	$(0.33)	—
Percentage (Dilution) Accretion to Stockholder A (Dilution per Share Divided by Investment per Share)	—	—	(0.24)%	—	(0.91)%	—	(3.33)%

Impact On Existing Stockholders Who Do Participate in the Offering

Our existing stockholders who participate in an offering below net asset value per share or who buy additional shares in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) will experience the same types of net asset value dilution as the nonparticipating stockholders, albeit at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in our shares immediately prior to the offering. The level of net asset value dilution will decrease as the number of shares such stockholders purchase increases. Existing stockholders who buy more than such percentage will experience net asset value dilution but will, in contrast to existing stockholders who purchase less than their proportionate share of the offering, experience an increase (often called accretion) in net asset value per share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to the offering. The level of accretion will increase as the excess number of shares such stockholder purchases increases. Even a stockholder who over participates will, however, be subject to the risk that we may make additional discounted offerings in which such stockholder does not participate, in which case such a stockholder will experience net asset value dilution as described above in such subsequent offerings. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in net asset value per share. This decrease could be more pronounced as the size of the offering and the level of discounts increases.

The following table illustrates the level of dilution and accretion in the hypothetical 20.0% discount offering from the prior table (Example 3) for a stockholder that acquires shares equal to (1) 50.0% of its proportionate share of the offering (i.e., 1,000 shares, which is 0.5% of an offering of 200,000 shares) rather than its 1.0% proportionate share and (2) 150% of such percentage (i.e. 3,000 shares, which is 1.5% of an offering of 200,000 shares rather than its 1.0% proportionate share). The prospectus supplement pursuant to which any discounted offering is made will include a table for these examples based on the actual number of shares in such offering and the actual discount from the most recently determined net asset value per share. It is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below.

		50.0% Participation		150.0% Participation
Period	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	—	$8.42	—	$8.42	—
Net Proceeds per Share to Issuer	—	$8.00	—	$8.00	—
Increase (Decrease) to NAV
Total Shares Outstanding	1,000,000	1,200,000	20.00%	1,200,000	20.00%
NAV per Share	$10.00	$9.67	(3.33)%	$9.67	(3.33)%
(Dilution) Accretion to Stockholder
Shares Held by Stockholder A	10,000	11,000	10.00%	13,000	30.00
Percentage Held by Stockholder A	1.0%	0.92%	(8.33)%	1.08%	8.33%
Total Asset Values
Total NAV Held by Stockholder A	$100,000	$106,333	6.33%	$125,667	25.67%
Total Investment by Stockholder A (Assumed to Be $10.00 per Share)	$100,000	$108,421	—	$125,263	—
Total (Dilution) Accretion to Stockholder A (Total NAV Less Total Investment)	—	$(2,088)	—	$404	—
Per Share Amounts
NAV per Share Held by Stockholder A	—	$9.67	—	$9.67	—
Investment per Share Held by Stockholder A (Assumed to be $10.00 per Share)	$10.00	$9.86	—	$9.64	—
(Dilution) Accretion per Share Held by Stockholder A (NAV per Share Less Investment per Share)	—	$(0.19)	—	$0.03	—
Percentage (Dilution) Accretion to Stockholder A (Dilution per Share Divided by Investment per Share)	—	—	(1.93)%	—	0.32%

Impact On New Investors

Investors who are not currently stockholders and who participate in an offering below net asset value but whose investment per share is greater than the resulting net asset value per share due to selling compensation and expenses paid by the issuer will experience an immediate decrease, albeit small, in the net asset value of their shares and their net asset value per share compared to the price they pay for their shares. Investors who are not currently stockholders and who participate in an offering below net asset value per share and whose investment per share is also less than the resulting net asset value per share due to selling compensation and expenses paid by the issuer being significantly less than the discount per share will experience an immediate increase in the net asset value of their shares and their net asset value per share compared to the price they pay for their shares. These investors will experience a disproportionately greater participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests. These investors will, however, be subject to the risk that we may make additional discounted offerings in which such new stockholder does not participate, in which case such new stockholder will experience dilution as described above in such subsequent offerings. These investors may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in net asset value per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.

The following table illustrates the level of dilution or accretion for new investors that would be experienced by a new investor in the same hypothetical 5.0%, 10.0% and 20.0% discounted offerings as described in the first table above. The illustration is for a new investor who purchases the same percentage (1.0%) of the shares in the offering as Stockholder A in the prior examples held immediately prior to the offering. The prospectus supplement pursuant to which any discounted offering is made will include a table for these examples based on the actual number of shares in such offering and the actual discount from the most recently determined net asset value per share. It is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below.

		Example 1 5.0% Offering At 5.0% Discount		Example 2 10.0% Offering At 10.0% Discount		Example 3 20.0% Offering At 20.0% Discount
Period	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	—	$10.00	—	$9.47	—	$8.42	—
Net Proceeds per Share to Issuer	—	$9.50	—	$9.00	—	$8.00	—
(Decrease) Increase to NAV
Total Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,200,000	20.00%
NAV per Share	$10.00	$9.98	(0.24)%	$9.91	(0.91)%	$9.67	(3.33)%
(Dilution) Accretion to Stockholder
Shares Held by Investor A	—	500	—	1,000	—	2,000	—
Percentage Held by Investor A	—%	0.05%	—%	0.09%	—%	0.17%	—%
Total Asset Values
Total NAV Held by Investor A	$—	$4,988	—%	$9,909	—%	$19,333	—%
Total Investment by Investor A (At Price to Public)	$—	$5,000	—	$9,474	—	$16,842	—
Total (Dilution) Accretion to Investor A (Total NAV Less Total Investment)	—	$(12)	—	$435	—	$2,491	—
Per Share Amounts
NAV per Share Held by Investor A	—	$9.98	—	$9.91	—	$9.67	—
Investment per Share Held by Investor A	$—	$10.00	—	$9.47	—	$8.42	—
(Dilution) Accretion per Share Held by Investor A (NAV per Share Less Investment per Share)	—	$(0.02)	—	$0.44	—	$1.25	—
Percentage (Dilution) Accretion to Investor A (Dilution per Share Divided by Investment per Share)	—	—	(0.24)%	—	4.60%	—	14.79%

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan that provides for reinvestment of our distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our board of directors authorizes, and we declare, a cash distribution, then our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash distribution automatically reinvested in additional shares of our common stock, rather than receiving the cash distribution.

No action is required on the part of a registered stockholder to have their cash distribution reinvested in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying American Stock Transfer & Trust, LLC, the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than three days prior to the payment date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive distributions in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than three days prior to the payment date, the plan administrator will, instead of crediting shares to and/or carrying shares in the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.

We intend to use primarily newly issued shares to implement the plan, so long as our shares are trading at or above net asset value. If our shares are trading below net asset value, we intend to purchase shares in the open market in connection with our implementation of the plan. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of our common stock at the close of regular trading on the Nasdaq Global Select Market on the valuation date fixed for such distribution. Market price per share on that date will be the closing price for such shares on the Nasdaq Global Select Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

There will be no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator’s fees will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commissions from the proceeds.

Stockholders who receive distributions in the form of stock are subject to the same U.S. federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash; however, since their cash distributions will be reinvested, such stockholders will not receive cash with which to pay any applicable taxes on reinvested distributions. A stockholder’s basis for determining gain or loss upon the sale of stock received in a distribution from us will be equal to the total dollar amount of the distribution payable to the stockholder. Any stock received in a distribution will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.amstock.com or by filling out the transaction request form located at bottom of their statement and sending it to the plan administrator.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any distribution by us. All correspondence concerning the plan should be directed to the plan administrator by mail at Post Office Box 922, Wall Street Station, New York, New York 10269-0560, or by the Plan Administrator’s Interactive Voice Response System at 1-877-573-4005.

If you withdraw or the plan is terminated, you will receive the number of whole shares in your account under the plan and a cash payment for any fraction of a share in your account.

If you hold your common stock with a brokerage firm that does not participate in the plan, you will not be able to participate in the plan, and any distribution reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in shares of our common stock. This summary does not purport to be a complete description of the income tax considerations applicable to us or to investors in such an investment. For example, we have not described tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, financial institutions, U.S. stockholders (as defined below) whose functional currency is not the U.S. dollar, persons who mark-to-market our shares and persons who hold our shares as part of a “straddle,” “hedge” or “conversion” transaction. This summary assumes that investors hold shares of our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and do not intend to seek any ruling from the Internal Revenue Service, or the IRS, regarding any offer and sale of our securities under this prospectus. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

For purposes of our discussion, a “U.S. stockholder” means a beneficial owner of shares of our common stock that is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States;

•	a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•	a trust if (1) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person.

For purposes of our discussion, a “Non-U.S. stockholder” means a beneficial owner of shares of our common stock that is neither a U.S. stockholder nor a partnership (including an entity treated as a partnership for U.S. federal income tax purposes).

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner or member of the partnership will generally depend upon the status of the partner and the activities of the partnership. Each partner in a partnership that is considering acquiring shares of our common stock should consult his, her or its tax advisors with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Taxation in Connection with Holding Securities other than our Common Stock

We intend to describe in any prospectus supplement related to the offering of preferred stock, subscription rights, debt securities, or warrants to purchase our common stock, preferred stock or debt securities, the U.S. federal income tax considerations applicable to such securities as will be sold by us pursuant to that prospectus supplement, including the taxation of any debt securities that will be sold at an original issue discount, and the tax treatment of sales, exchanges or retirements of our debt securities.

Election to be Taxed as a RIC

We have elected to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally will not be subject to corporate-level U.S. federal income taxes on any income that we distribute to our stockholders. To maintain our status as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to maintain our tax treatment as a RIC, we must distribute to our stockholders, for each taxable year, at least 90.0% of our “investment company taxable income,” which is generally our net ordinary income plus the excess, if any, of realized net short-term capital gain over realized net long-term capital loss, or the Annual Distribution Requirement. Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4.0% excise tax on such income. In such case, we must distribute any such carryover taxable income through a distribution declared prior to filing the final tax return for the year in which we generated such taxable income. Even if we maintain our status as a RIC, we generally will be subject to corporate-level U.S. federal income tax on our undistributed taxable income and could be subject to U.S. federal excise, state, local and foreign taxes.

Taxation as a RIC

Provided that we maintain our status as a RIC and satisfy the Annual Distribution Requirement, we will not be subject to U.S. federal income tax on the portion of our investment company taxable income and net capital gain (which is defined as net long-term capital gain in excess of net short-term capital loss) that we timely distribute to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gain not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4.0% nondeductible U.S. federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98.0% of our investment company taxable income for each calendar year, (2) 98.2% of our capital gain net income for the one-year period ending October 31 in that calendar year (or, if we so elect, for that calendar year) and (3) any income recognized, but not distributed, in the preceding calendar year and on which we paid no U.S. federal income tax.

In order to maintain our status as a RIC for U.S. federal income tax purposes, we must, among other things:

•	meet the Annual Distribution Requirement;

•	qualify to be treated as a BDC or be registered as a management investment company under the 1940 Act at all times during each taxable year;

•	derive in each taxable year at least 90.0% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock or other securities or foreign currencies, other income derived with respect to our business of investing in such stock, securities or currencies and net income derived from an interest in a “qualified publicly traded partnership” (as defined in Subchapter M of the Code), or the 90% Income Test; and

•	diversify our holdings so that at the end of each quarter of the taxable year:

•	at least 50.0% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5.0% of the value of our assets or more than 10.0% of the outstanding voting securities of the issuer (which for these purposes includes the equity securities of a “qualified publicly traded partnership”); and

•	no more than 25.0% of the value of our assets is invested in the securities, other than U.S. Government securities or securities of other RICs, (i) of one issuer (ii) of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or (iii) of one or more “qualified publicly traded partnerships,” or the Diversification Tests.

To the extent that we invest in entities treated as partnerships for U.S. federal income tax purposes (other than a “qualified publicly traded partnership”), we generally must include our allocable share of the items of gross income derived by the partnerships for purposes of the 90% Income Test, and the income that is derived from a partnership (other than, a “qualified publicly traded partnership”) will be treated as qualifying income for purposes of the 90% Income Test only to the extent that such income is attributable to items of income of the partnership which would be qualifying income if realized by us directly. In addition, we generally must take into account our proportionate share of the assets held by partnerships (other than a “qualified publicly traded partnership”) in which we are a partner for purposes of the Diversification Tests.

In order to meet the 90% Income Test, we have established several special purpose corporations, and in the future may establish additional such corporations, to hold assets from which we do not anticipate earning dividends, interest or other qualifying income under the 90% Income Test (the “Taxable Subsidiaries”). Any investments held through the Taxable Subsidiaries are generally subject to U.S. federal income and other taxes, and therefore we can expect to achieve a reduced after-tax yield on such investments.

We may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount or debt instruments with payment-in-kind interest, we must include in income each year a portion of the original issue discount that accrues over the life of the obligation and payment-in-kind interest, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. We anticipate that a portion of our income may constitute original issue discount or other income required to be included in taxable income prior to our receipt of cash.

Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the Annual Distribution Requirement. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

Furthermore, a portfolio company in which we invest may face financial difficulty that requires us to work-out, modify or otherwise restructure our investment in the portfolio company. Any such restructuring may result in unusable capital losses and future non-cash income. Any restructuring may also result in our recognition of a substantial amount of non-qualifying income for purposes of the 90% Income Test, such as cancellation of indebtedness income in connection with the work-out of a leveraged investment (which, while not free from doubt, may be treated as non-qualifying income) or the receipt of other non-qualifying income.

Gain or loss realized by us from warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant.

Investments by us in non-U.S. securities may be subject to non-U.S. income, withholding and other taxes, and therefore, our yield on any such securities may be reduced by such non-U.S. taxes. Stockholders will generally not be entitled to claim a credit or deduction with respect to non-U.S. taxes paid by us.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy the Annual Distribution Requirement and to avoid corporate-level U.S. federal income tax and the 4.0% U.S. federal excise tax. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation — Qualifying Assets” and “Regulation — Senior Securities.” Moreover, our ability to dispose of assets to satisfy the Annual Distribution Requirement and to avoid corporate-level U.S. federal income tax and the 4.0% U.S. federal excise tax may be limited by (1) the illiquid nature of our portfolio and (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or to avoid corporate-level U.S. federal income tax or the 4.0% U.S. federal excise tax, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

If we fail to satisfy the Annual Distribution Requirement or otherwise fail to qualify as a RIC in any taxable year, unless certain cure provisions apply, we will be subject to tax in that year on all of our taxable income, regardless of whether we make any distributions to our stockholders. In that case, all of such income will be subject to corporate-level U.S. federal income tax, reducing the amount available to be distributed to our stockholders. See “— Failure To Qualify as a RIC” below.

As a RIC, we are not allowed to carry forward or carry back a net operating loss for purposes of computing our investment company taxable income in other taxable years. U.S. federal income tax law generally permits a RIC to carry forward (i) the excess of its net short-term capital loss over its net long-term capital gain for a given year as a short-term capital loss arising on the first day of the following year and (ii) the excess of its net long-term capital loss over its net short-term capital gain for a given year as a long- term capital loss arising on the first day of the following year. However, future transactions in which we may engage could cause our ability to use any capital loss carryforwards, and unrealized losses once realized, to be limited under Section 382 of the Code.

Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain and qualified dividend income into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause us to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions, and (vii) produce income that will not be qualifying income for purposes of the 90% Income Test. We will monitor our transactions and may make certain tax elections in order to mitigate the effect of these provisions.

As described above, to the extent that we invest in equity securities of entities that are treated as partnerships for U.S. federal income tax purposes, the effect of such investments for purposes of the 90% Income Test and the Diversification Tests will depend on whether or not the partnership is a “qualified publicly traded partnership” (as defined in Subchapter M of the Code). If the partnership is a “qualified publicly traded partnership,” the net income derived from such investments will be qualifying income for purposes of the 90% Income Test and will be “securities” for purposes of the Diversification Tests. If the partnership, however, is not treated as a “qualified publicly traded partnership,” then the consequences of an investment in the partnership will depend upon the amount and type of income and assets of the partnership allocable to us. The income derived from such investments may not be qualifying income for purposes of the 90% Income Test and, therefore, could adversely affect our qualification as a RIC. We intend to monitor our investments in equity securities of entities that are treated as partnerships for U.S. federal income tax purposes to prevent our disqualification as a RIC.

We may invest in preferred securities or other securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the expected tax treatment, it could affect the timing or character of income recognized, requiring us to purchase or sell securities, or otherwise change our portfolio, to comply with the tax rules applicable to RICs under Subchapter M of the Code.

We may make distributions that are payable in cash or shares of our stock at the election of each stockholder. Under certain applicable provisions of Subchapter M of the Code and the Treasury regulations, distributions payable in cash or in shares of stock at the election of stockholders may be treated as taxable dividends to the extent of the distributing corporation’s current and accumulated earnings and profits. The Internal Revenue Service has issued private letter rulings indicating that such treatment will apply under circumstances in which the total amount of cash distributed is limited to as little as 20.0% of the total distribution. If we decide to make any distributions that are payable in part in shares of our stock, U.S. stockholders receiving such distributions will be required to include the full amount of the distribution (whether received in cash, shares of our stock, or a combination thereof) as ordinary income (or as long-term capital gain to the extent such distribution is properly reported as a capital gain dividend) to the extent of our current and accumulated earnings and profits. As a result, a U.S. stockholder may be required to pay tax with respect to such distributions in excess of any cash received. If a U.S. stockholder sells the stock it receives in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the distribution, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. federal tax with respect to such distributions, including in respect of all or a portion of such distributions that are payable in stock. In addition, if a significant number of our stockholders determine to sell shares of our stock in order to pay taxes owed on such distributions, it may put downward pressure on the trading price of shares of our stock.

We may decide to retain some or all of our long-term capital gains in excess of the amount required to satisfy the Annual Distribution Requirement, but designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount on behalf of the stockholders. Each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. Since non-U.S. stockholders generally would not have U.S. tax liability with respect to the deemed capital gain distribution, they would not be entitled to credit the tax paid by us for U.S. tax purposes. Whether non-U.S. stockholders could claim a credit with respect to their non-U.S. tax liability will depend on the foreign tax credit rules of the country in which they are a resident.

Failure To Obtain RIC Tax Treatment

If we fail to satisfy the 90% Income Test or the Diversification Tests for any taxable year, we may nevertheless continue to qualify as a RIC for such year if certain relief provisions are applicable (which may, among other things, require us to pay certain corporate-level U.S. federal taxes or to dispose of certain assets).

If we were unable to maintain our status as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would distributions be compulsory. Distributions would generally be taxable to our stockholders as dividend income to the extent of our current and accumulated earnings and profits (in the case of noncorporate U.S. stockholders, at a maximum federal income tax rate applicable to qualified dividend income of 20.0%). Subject to certain limitations under Subchapter M of the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain.

If we fail to meet the RIC requirements for more than two consecutive years and then seek to re-qualify as a RIC, we would be subject to corporate-level taxation on any built-in gain recognized during the succeeding 10-year period unless we made a special election to recognize all such built-in gain upon our re-qualification as a RIC and pay the corporate-level tax on such built-in gain.

Taxation of U.S. Stockholders

Whether an investment in shares of our common stock is appropriate for a U.S. stockholder will depend upon that person’s particular circumstances. An investment in shares of our common stock by a U.S. stockholder may have adverse tax consequences. The following summary generally describes certain U.S. federal income tax consequences of an investment in shares of our common stock by taxable U.S. stockholders. Prospective investors should consult their own tax advisors before making an investment in our common stock.

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gain. Distributions of our “investment company taxable income” (which is, generally, our ordinary income excluding net capital gain) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us to noncorporate U.S. stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions generally will be eligible for taxation at rates applicable to

“qualifying dividends” (at a maximum tax rate of 20.0%) provided that we properly report such distribution as “qualified dividend income” in a written statement furnished to our stockholders and certain holding period and other requirements are satisfied. In this regard, it is not anticipated that a significant portion of distributions paid by us will be attributable to qualifying dividends; therefore, our distributions generally will not qualify for the preferential rates applicable to qualified dividend income. Distributions of our net capital gain (which is generally our net long-term capital gain in excess of net short-term capital loss) properly designated by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gain (at a maximum rate of 20.0% in the case of individuals, trusts or estates), regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our current and accumulated earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gain to such U.S. stockholder.

In order to satisfy the Annual Distribution Requirement we intend to distribute any long-term capital gain at least annually; however, we may in the future decide to retain some or all of our long-term capital gain, but designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its proportionate share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for his, her or its common stock. Since we expect to pay tax on any retained capital gain at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on net capital gain, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for U.S. federal income tax. A stockholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

We could be subject to the alternative minimum tax, or the AMT, but any items that are treated differently for AMT purposes must be apportioned between us and our stockholders and this may affect U.S. stockholders’ AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued, such items will generally be apportioned in the same proportion that distributions paid to each stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless a different method for a particular item is warranted under the circumstances.

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in any such month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution, and the investor will be subject to tax on the distribution even though it represents a return of his, her or its investment.

A U.S. stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such stockholder’s adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other substantially identical shares are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. The ability to otherwise deduct capital loss may be subject to other limitations under the Code.

In general, noncorporate U.S. stockholders, including individuals, trusts and estates, are subject to U.S. federal income tax (at a maximum rate of 20.0%) on their net capital gain, or the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 35.0% rate also applied to ordinary income. Noncorporate stockholders with net capital loss for a year (which we define as capital loss in excess of capital gain) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital loss of a noncorporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital loss for a year, but may carry back such losses for three years or carry forward such losses for five years.

Certain U.S. stockholders who are individuals, estates or trusts generally will be subject to a 3.8% Medicare tax on, among other things, dividends on, and capital gain from the sale or other disposition of shares, of our common stock.

A “publicly offered” RIC is a RIC whose shares are either (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market or (iii) held by at least 500 persons at all times during the taxable year. If we are not a publicly offered RIC for any period, a noncorporate stockholder’s pro rata portion of our affected expenses, including our management fees, will be treated as an additional distribution to the stockholder and will be deductible by such stockholder only to the extent permitted under the limitations described below. For noncorporate stockholders, including individuals, trusts, and estates, significant limitations generally apply to the deductibility of certain expenses of a nonpublicly offered RIC, including advisory fees. In particular, these expenses, referred to as miscellaneous itemized deductions, are deductible only to individuals to the extent they exceed 2.0% of such a stockholder’s adjusted gross income, and are not deductible for AMT purposes. Because we anticipate that shares of our common stock will continue to be regularly traded on an established securities market, we believe that we will continue to qualify as a publicly offered RIC.

We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a written statement detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal income tax status of each year’s distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for the current 20.0% maximum rate). Distributions paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to qualifying dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.

We may be required to withhold U.S. federal income tax, or backup withholding (at a rate of 28.0%), from all taxable distributions to any noncorporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Backup withholding tax is not an additional tax, and any amount withheld may be refunded or credited against the U.S. stockholder’s U.S. federal income tax liability, provided that proper information is timely provided to the IRS.

Under legislation commonly referred to as “FATCA,” if certain disclosure requirements related to U.S. accounts or ownership are not satisfied, a U.S. federal withholding tax at a 30.0% rate will be imposed on dividends received by U.S. stockholders that own their stock through foreign accounts or foreign intermediaries. In addition, for taxable years beginning after December 31, 2018, if certain disclosure requirements related to U.S. accounts or ownership are not satisfied, a U.S. federal withholding tax at a 30.0% rate will be imposed on proceeds of sale in respect of our stock received by U.S. stockholders that own their stock through foreign accounts or foreign intermediaries. We will not pay any additional amounts in respect of any amounts withheld.

Under applicable Treasury regulations, if a stockholder recognizes a loss with respect to shares of our stock of $2 million or more for an individual, S corporation, trust, or a partnership with at least one noncorporate partner or $10 million or more for a stockholder that is either a corporation or a partnership with only corporate partners in any single taxable year (or a greater loss over a combination of years), the stockholder must file with the IRS a disclosure statement on IRS Form 8886 (or successor form). Direct stockholders of portfolio securities in many cases are excepted from this reporting requirement, but under current guidance, stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to stockholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirement. States may also have a similar reporting requirement. Stockholders should consult their own tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Taxation of Non-U.S. Stockholders

Whether an investment in the shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our common stock.

Distributions of our “investment company taxable income” to Non-U.S. stockholders that are not “effectively connected” with a U.S. trade or business carried on by the Non-U.S. stockholder, generally will be subject to withholding of U.S. federal income tax at a rate of 30.0% (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits, unless an applicable exception applies.

Properly reported dividends received by a Non-U.S. stockholder generally were exempt from U.S. federal withholding tax when they (a) were paid in respect of our “qualified net interest income” (generally, our U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which we are at least a 10.0% stockholder, reduced by expenses that are allocable to such income), or (b) paid in connection with our “qualified short-term capital gains” (generally, the excess of our net short-term capital gain over our long-term capital loss for such taxable year). We may report all, some or none of our potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a Non-U.S. stockholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or an acceptable substitute or successor form). In the case of shares held through an intermediary, the intermediary could withhold tax even if we properly report the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. stockholders should contact their intermediaries with respect to the application of these rules to their accounts.

Actual or deemed distributions of our net capital gain to a Non-U.S. stockholder, and gain realized by a Non-U.S. stockholder upon the sale of our common stock, that are not effectively connected with a U.S. trade or business carried on by the Non-U.S. stockholder, will generally not be subject to U.S. federal withholding tax and generally will not be subject to U.S. federal income tax unless the Non-U.S. stockholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, withholding of U.S. federal income tax at a rate of 30.0% on the capital gain of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30.0% U.S. federal withholding tax.

If we distribute our net capital gain in the form of deemed rather than actual distributions (which we may do in the future), a Non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gain deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. Accordingly, investment in the shares may not be appropriate for a Non-U.S. stockholder.

Distributions of our “investment company taxable income” and net capital gain (including deemed distributions) to Non-U.S. stockholders, and gain realized by Non-U.S. stockholders upon the sale of our common stock that is “effectively connected” with a U.S. trade or business carried on by the Non-U.S. stockholder (or if an income tax treaty applies, attributable to a “permanent establishment” in the United States), will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Corporate Non-U.S. stockholders may also be subject to an additional branch profits tax at a rate of 30.0% imposed by the Code (or lower rate provided by an applicable treaty). In the case of a non-corporate Non-U.S. stockholder, we may be required to withhold U.S. federal income tax from distributions that are otherwise exempt from withholding tax (or taxable at a reduced rate) unless the Non-U.S. stockholder certifies his or her foreign status under penalties of perjury or otherwise establishes an exemption.

The tax consequences to a Non-U.S. stockholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. stockholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in our shares.

A Non-U.S. stockholder who is a nonresident alien individual may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Under FATCA, if certain disclosure requirements related to U.S. accounts or ownership are not satisfied, a U.S. federal withholding tax at a 30.0% rate will be imposed on dividends received by certain Non-U.S. stockholders. In addition, for taxable years beginning after December 31, 2018, if certain disclosure requirements related to U.S. accounts or ownership are not satisfied, a U.S. federal withholding tax at a 30.0% rate will be imposed on proceeds of sale in respect of shares of our stock received by certain Non-U.S. stockholders. If payment of withholding taxes is required, Non-U.S. stockholders that are otherwise eligible for an exemption from, or reduction of, U.S. federal withholding taxes with respect to such dividends and proceeds will be required to seek a refund from the IRS to obtain the benefit of such exemption or reduction. We will not pay any additional amounts in respect of any amounts withheld.

Non-U.S. persons should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Possible Legislative or Other Actions Affecting Tax Considerations

Prospective investors should recognize that the present U.S. federal income tax treatment of an investment in our stock may be modified by legislative, judicial or administrative action at any time, and that any such action may affect investments and commitments previously made. The rules dealing with U.S. federal income taxation are constantly under review by persons involved in the legislative process any by the IRS and the U.S. Treasury Department, resulting in revisions of regulations and revised interpretations of established concepts as well as statutory changes. Revisions in U.S. federal tax laws and interpretations thereof could adversely affect the tax consequences of an investment in our stock.

The discussion set forth herein does not constitute tax advice, and potential investors should consult their own tax advisors concerning the tax considerations relevant to their particular situation.

DESCRIPTION OF OUR CAPITAL STOCK

The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.

Capital Stock

Our authorized capital stock consists of 100,000,000 shares of common stock, par value $0.001 per share, of which 16,312,363 were outstanding as of April 22, 2016. Our common stock trades on the Nasdaq Global Select Market under the ticker symbol “FDUS.” There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plan. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

Under our charter, our board of directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our charter provides that the board of directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

Common Stock

All shares of our common stock have equal rights as to earnings, assets, voting, and distributions and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of assets legally available therefor. Shares of our common stock have no preemptive, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Long-Term Debt

The debentures issued by the Funds to the SBA have a maturity of ten years and bear interest semi-annually at fixed rates. As of December 31, 2015, the Funds had $213.5 million of SBA debentures. With $112.5 million of regulatory capital as of December 31, 2015, the Funds have the current capacity to issue up to a total of $11.5 million of SBA debentures. The maximum statutory limit on the dollar amount of outstanding SBA debentures that may be issued by three or more SBICs under common control is $350.0 million.

Credit Facility

On June 16, 2014, we entered into a $30.0 million senior secured revolving credit agreement (the “Credit Facility”) with certain lenders party thereto and ING Capital, LLC, as administrative agent. The Credit Facility, which matures on June 16, 2018, has an initial commitment of $30.0 million with an accordion feature that allows for an increase in the total commitments up to $75.0 million, subject to certain conditions and the satisfaction of specified financial covenants.

On December 19, 2014, we amended the Credit Facility to (i) increase the commitment from $30.0 million to $50.0 million until certain financial conditions are met and (ii) allow FIC to buy-back up to $10.0 million of our common stock subject to the satisfaction of specified financial covenants and conditions. The Credit Facility continues to have an accordion feature which allows for an increase in the total commitment up to $75.0 million.

Borrowings under the Credit Facility bear interest, subject to our election, on a per annum basis equal to (i) the alternate base rate plus 2.5% or (ii) the applicable LIBOR, which varies depending on the period of the borrowing under the Credit Facility, plus 3.5%. The alternate base rate is equal to the greater of (i) prime rate, (ii) the federal funds rate plus 0.5% or (iii) the three-month LIBOR plus 1.0%. We pay a commitment fee ranging from 0.5% to 1.0% per annum on undrawn amounts.

Borrowings under the Credit Facility are subject to, among other things, a minimum borrowing/collateral base. The Credit Facility is secured primarily by our assets, excluding the assets of our wholly-owned SBIC subsidiaries. We have made customary representations and warranties and are required to comply with various covenants, reporting requirements and other customary requirements for similar credit facilities.

Outstanding Securities

The following table shows our outstanding classes of securities:

(a) Title of Class	(b) Amount Authorized		(c) Amount Held by us or for Our Account	(d) Amount Outstanding Exclusive of Amounts Shown Under (c)
Common Stock	100,000,000		—	16,300,732
SBA Debentures	$225.0 million	(1)	—	$213.5 million
Credit Facility	$50.0 million	(2)	—	$15.5 million

(1)	Based on $112.5 million of regulatory capital as of December 31, 2015. For more information regarding our limitations as to SBA debenture issuances, see “Regulation — Small Business Administration Regulations.”
(2)	Commitment increased from $30.0 million to $50.0 million on December 19, 2014.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either case, a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

We have entered into indemnification agreements with our directors. The indemnification agreements provide our directors the maximum indemnification permitted under Maryland law and the 1940 Act.

We have purchased directors’ and officers’ insurance policies covering our directors and officers and us for any acts and omissions committed, attempted or allegedly committed by any director or officer during the policy period. The policy is subject to customary exclusions.

Certain Provisions of the Maryland General Corporation Law and Our Charter and Bylaws

The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors

Our board of directors is divided into three classes of directors serving staggered three-year terms. The terms of the first, second and third classes expire in 2016, 2017 and 2018, respectively, and in each case, those directors will serve until their successors are elected and qualify. Directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors will be elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors will help to ensure the continuity and stability of our management and policies.

Election of Directors

Our charter and bylaws provide that the affirmative vote of the holders of a plurality of the outstanding shares of stock entitled to vote in the election of directors cast at a meeting of stockholders duly called and at which a quorum is present is required to elect a director. Pursuant to our bylaws our board of directors may amend the bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal

Our charter provides that the number of directors will be set only by the board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than one nor more than eight. Except as may be provided by the board of directors in setting the terms of any class or series of preferred stock, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Our charter provides that a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Action by Stockholders

Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or (unless the charter provides for stockholder action by less than unanimous written consent, which our charter does not) by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the board of directors and the proposal of business to be considered by stockholders may be made only (a) pursuant to our notice of the meeting, (b) by the board of directors or (c) by a stockholder who was a stockholder of record both at the time of giving notice and at the time of the annual meeting and who is entitled to vote at the meeting and who has complied with the advance notice procedures of our bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the board of directors at a special meeting may be made only (a) pursuant to our notice of the meeting, (b) by the board of directors or (c) provided that the board of directors has determined that directors will be elected at the meeting, by a stockholder who was a stockholder of record both at the time of giving notice and at the time of the annual meeting and who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of (a) precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and (b) discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meetings of Stockholders

Our bylaws provide that special meetings of stockholders may be called by the chairman of our board of directors, our President and our board of directors. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter provides that certain charter amendments, any proposal for our conversion, whether by charter amendment, merger or otherwise, from a closed-end company to an open-end company and any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80.0% of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by a majority of our continuing directors (in addition to approval by our board of directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our charter as (a) our current directors, (b) those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of our current directors then on the board of directors or (c) any successor directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of continuing directors or the successor continuing directors then in office.

Our charter and bylaws provide that the board of directors has the exclusive power to make, alter, amend or repeal any provision of our bylaws.

No Appraisal Rights

Except with respect to appraisal rights arising in connection with the Control Share Act discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights unless a majority of the board of directors shall determine such rights apply.

Control Share Acquisitions

The Maryland General Corporation Law provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter (the “Control Share Act”). Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations, including, as provided in our bylaws compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. Our bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Control Share Act only if the board of directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Control Share Act does not conflict with the 1940 Act.

Business Combinations

Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder (the “Business Combination Act”). These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10.0% or more of the voting power of the corporation’s outstanding voting stock; or

•	an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10.0% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which the stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80.0% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•	two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our board of directors has adopted a resolution, subject to the provisions of the 1940 Act, that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the board of directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution may be altered or repealed in whole or in part at any time; however, our board of directors will adopt resolutions so as to make us subject to the provisions of the Business Combination Act only if the board of directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Business Combination Act does not conflict with the 1940 Act. If this resolution is repealed, or the board of directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

DESCRIPTION OF OUR PREFERRED STOCK

Our charter authorizes our board of directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the board of directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications and terms or conditions of redemption for each class or series. Thus, our board of directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act.

The 1940 Act generally requires that (1) immediately after issuance and before any distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50.0% of our total assets less liabilities not represented by indebtedness, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a BDC. Further, the 1940 Act requires that any distributions we make on preferred stock be cumulative. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

For any series of preferred stock that we may issue, our board of directors will determine and the prospectus supplement relating to such series will describe:

•	the designation and number of shares of such series;

•	the rate and time at which, and the preferences and conditions under which, any distributions will be paid on shares of such series, as well as whether such distributions are participating or non-participating;

•	any provisions relating to convertibility or exchangeability of the shares of such series;

•	the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;

•	the voting powers, if any, of the holders of shares of such series;

•	any provisions relating to the redemption of the shares of such series;

•	any limitations on our ability to pay distributions on, or acquire or redeem, other securities while shares of such series are outstanding;

•	any conditions or restrictions on our ability to issue additional shares of such series or other securities;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other relative power, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.

The preferred stock may be either fixed rate preferred stock or variable rate preferred stock, which is sometimes referred to as “auction rate” preferred stock. All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our board of directors, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which cumulative distributions, if any, thereon will be cumulative. If we issue shares of preferred stock, holders of such preferred stock will be entitled to receive cash distributions at an annual rate that will be fixed or will vary for the successive distribution periods for each series. In general, the distribution periods for fixed rate preferred stock can range from quarterly to weekly and are subject to extension. The distribution rate to be variable and determined for each distribution period.

DESCRIPTION OF OUR SUBSCRIPTION RIGHTS

We may issue subscription rights to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with any subscription rights offering to our stockholders, we may enter into a standby underwriting or other arrangement with one or more underwriters or other persons pursuant to which such underwriters or other persons would purchase any offered securities remaining unsubscribed for after such subscription rights offering. We will not offer transferable subscription rights to our stockholders at a price equivalent to less than the then current net asset value per share of common stock, excluding underwriting commissions, unless we first file a post-effective amendment that is declared effective by the SEC with respect to such issuance and the common stock to be purchased in connection with the rights represents no more than one-third of our outstanding common stock at the time such rights are issued. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering. Our common stockholders will indirectly bear the expenses of such subscription rights offerings, regardless of whether our common stockholders exercise any subscription rights.

The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:

•	the title of such subscription rights;

•	the exercise price or a formula for the determination of the exercise price for such subscription rights;

•	the number or a formula for the determination of the number of such subscription rights issued to each stockholder;

•	the extent to which such subscription rights are transferable;

•	if applicable, a discussion of the material U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;

•	the date on which the right to exercise such subscription rights would commence, and the date on which such rights shall expire (subject to any extension);

•	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities;

•	if applicable, the material terms of any standby underwriting or other purchase arrangement that we may enter into in connection with the subscription rights offering; and

•	any other terms of such subscription rights, including terms, procedures and limitations relating to the exchange and exercise of such subscription rights.

Exercise of Subscription Rights

Each subscription right would entitle the holder of the subscription right to purchase for cash such amount of shares of common stock or other securities at such exercise price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby or another report filed with the SEC. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the applicable prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void. We have not previously completed such an offering of subscription rights.

Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement, we will forward, as soon as practicable, the shares of common stock or other securities purchasable upon such exercise. We may determine to offer any unsubscribed offered securities directly to stockholders, persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, including pursuant to standby underwriting or other arrangements, as set forth in the applicable prospectus supplement.

DESCRIPTION OF OUR DEBT SECURITIES

We may issue debt securities in one or more series. The specific terms of each series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series.

As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an “indenture.” An indenture is a contract between us and the financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “— Events of Default — Remedies if an Event of Default Occurs.” Second, the trustee performs certain administrative duties for us with respect to our debt securities.

This section includes a description of the material provisions of the indenture. Because this section is a summary, however, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. A copy of the form of indenture is attached as an exhibit to the registration statement of which this prospectus is a part. We will file a supplemental indenture with the SEC in connection with any debt offering, at which time the supplemental indenture would be publicly available. See “Available Information” for information on how to obtain a copy of the indenture.

The prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered by including:

•	the designation or title of the series of debt securities;

•	the total principal amount of the series of debt securities;

•	the percentage of the principal amount at which the series of debt securities will be offered;

•	the date or dates on which principal will be payable;

•	the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;

•	the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;

•	whether any interest may be paid by issuing additional securities of the same series in lieu of cash (and the terms upon which any such interest may be paid by issuing additional securities);

•	the terms for redemption, extension or early repayment, if any;

•	the currencies in which the series of debt securities are issued and payable;

•	whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;

•	the place or places, if any, other than or in addition to the Borough of Manhattan in the City of New York, of payment, transfer, conversion and/or exchange of the debt securities;

•	the denominations in which the offered debt securities will be issued (if other than $1,000 and any integral multiple thereof);

•	the provision for any sinking fund;

•	any restrictive covenants;

•	any Events of Default (as defined in “Events of Default” below);

•	whether the series of debt securities are issuable in certificated form;

•	any provisions for defeasance or covenant defeasance;

•	any special U.S. federal income tax implications, including, if applicable, U.S. federal income tax considerations relating to original issue discount;

•	whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);

•	any provisions for convertibility or exchangeability of the debt securities into or for any other securities;

•	whether the debt securities are subject to subordination and the terms of such subordination;

•	whether the debt securities are secured and the terms of any security interest;

•	the listing, if any, on a securities exchange; and

•	any other terms.

The debt securities may be secured or unsecured obligations. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

As a BDC, under the 1940 Act, generally we are permitted to issue debt only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of debt, but giving effect to any exemptive relief granted to us by the SEC. For a discussion of pending legislation that may allow us to incur additional leverage, see “Risk Factors — Risks Related to Our Business and Structure — Pending legislation may allow us to incur additional leverage.”

As a BDC, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.”

General

The indenture provides that any debt securities proposed to be sold under this prospectus and the accompanying prospectus supplement (“offered debt securities”) and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities (“underlying debt securities”) may be issued under the indenture in one or more series.

For purposes of this prospectus, any reference to the payment of principal of, or premium or interest, if any, on, debt securities will include additional amounts if required by the terms of the debt securities.

The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities.” The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “— Resignation of Trustee” below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.

Except as described under “— Events of Default” and “— Merger or Consolidation” below, the indenture does not contain any provisions that give you protection in the event we issue a large amount of debt or we are acquired by another entity.

We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants, as applicable, that are described below, including any addition of a covenant or other provision providing event risk protection or similar protection.

We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

Conversion and Exchange

If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio, and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.

Issuance of Securities in Registered Form

We may issue the debt securities in registered form, in which case we may issue them either in book-entry form only or in “certificated” form. Debt securities issued in book-entry form will be represented by global securities. We expect that we will usually issue debt securities in book-entry only form represented by global securities.

Book-Entry Holders

We will issue registered debt securities in book-entry form only, unless we specify otherwise in the applicable prospectus supplement. This means debt securities will be represented by one or more global securities registered in the name of a depositary that will hold them on behalf of financial institutions that participate in the depositary’s book-entry system. These participating institutions, in turn, hold beneficial interests in the debt securities held by the depositary or its nominee. These institutions may hold these interests on behalf of themselves or customers.

Under the indenture, only the person in whose name a debt security is registered is recognized as the holder of that debt security. Consequently, for debt securities issued in book-entry form, we will recognize only the depositary as the holder of the debt securities and we will make all payments on the debt securities to the depositary. The depositary will then pass along the payments it receives to its participants, which in turn will pass the payments along to their customers who are the beneficial owners. The depositary and its participants do so under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the debt securities.

As a result, investors will not own debt securities directly. Instead, they will own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary’s book-entry system or holds an interest through a participant. As long as the debt securities are represented by one or more global securities, investors will be indirect holders, and not holders, of the debt securities.

Street Name Holders

In the future, we may issue debt securities in certificated form or terminate a global security. In these cases, investors may choose to hold their debt securities in their own names or in “street name.” Debt securities held in street name are registered in the name of a bank, broker or other financial institution chosen by the investor, and the investor would hold a beneficial interest in those debt securities through the account he or she maintains at that institution.

For debt securities held in street name, we will recognize only the intermediary banks, brokers and other financial institutions in whose names the debt securities are registered as the holders of those debt securities, and we will make all payments on those debt securities to them. These institutions will pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold debt securities in street name will be indirect holders, and not holders, of the debt securities.

Legal Holders

Our obligations, as well as the obligations of the applicable trustee and those of any third parties employed by us or the applicable trustee, run only to the legal holders of the debt securities. We do not have obligations to investors who hold beneficial interests in global securities, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect holder of a debt security or has no choice because we are issuing the debt securities only in book-entry form.

For example, once we make a payment or give a notice to the holder, we have no further responsibility for the payment or notice even if that holder is required, under agreements with depositary participants or customers or by law, to pass it along to the indirect holders but does not do so. Similarly, if we want to obtain the approval of the holders for any purpose (for example, to amend an indenture or to relieve us of the consequences of a default or of our obligation to comply with a particular provision of an indenture), we would seek the approval only from the holders, and not the indirect holders, of the debt securities. Whether and how the holders contact the indirect holders is up to the holders.

When we refer to you in this Description of Our Debt Securities, we mean those who invest in the debt securities being offered by this prospectus, whether they are the holders or only indirect holders of those debt securities. When we refer to your debt securities, we mean the debt securities in which you hold a direct or indirect interest.

Special Considerations for Indirect Holders

If you hold debt securities through a bank, broker or other financial institution, either in book-entry form or in street name, we urge you to check with that institution to find out:

•	how it handles securities payments and notices;

•	whether it imposes fees or charges;

•	how it would handle a request for the holders’ consent, if ever required;

•	whether and how you can instruct it to send you debt securities registered in your own name so you can be a holder, if that is permitted in the future for a particular series of debt securities;

•	how it would exercise rights under the debt securities if there were a default or other event triggering the need for holders to act to protect their interests; and

•	if the debt securities are in book-entry form, how the depositary’s rules and procedures will affect these matters.

Global Securities

As noted above, we usually will issue debt securities as registered securities in book-entry form only. A global security represents one or any other number of individual debt securities. Generally, all debt securities represented by the same global securities will have the same terms.

Each debt security issued in book-entry form will be represented by a global security that we deposit with and register in the name of a financial institution or its nominee that we select. The financial institution that we select for this purpose is called the depositary. Unless we specify otherwise in the applicable prospectus supplement, The Depository Trust Company, New York, New York, known as DTC, will be the depositary for all debt securities issued in book-entry form.

A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. We describe those situations below under “— Termination of a Global Security.” As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all debt securities represented by a global security, and investors will be permitted to own only beneficial interests in a global security. Beneficial interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that has an account with the depositary. Thus, an investor whose security is represented by a global security will not be a holder of the debt security, but only an indirect holder of a beneficial interest in the global security.

Special Considerations for Global Securities

As an indirect holder, an investor’s rights relating to a global security will be governed by the account rules of the investor’s financial institution and of the depositary, as well as general laws relating to securities transfers. The depositary that holds the global security will be considered the holder of the debt securities represented by the global security.

If debt securities are issued only in the form of a global security, an investor should be aware of the following:

•	an investor cannot cause the debt securities to be registered in his or her name and cannot obtain certificates for his or her interest in the debt securities, except in the special situations we describe below;

•	an investor will be an indirect holder and must look to his or her own bank or broker for payments on the debt securities and protection of his or her legal rights relating to the debt securities, as we describe under “— Issuance of Securities in Registered Form” above;

•	an investor may not be able to sell interests in the debt securities to some insurance companies and other institutions that are required by law to own their securities in non-book-entry form;

•	an investor may not be able to pledge his or her interest in a global security in circumstances where certificates representing the debt securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective;

•	the depositary’s policies, which may change from time to time, will govern payments, transfers, exchanges and other matters relating to an investor’s interest in a global security. We and the trustee have no responsibility for any aspect of the depositary’s actions or for its records of ownership interests in a global security. We and the trustee also do not supervise the depositary in any way;

•	if we redeem less than all the debt securities of a particular series being redeemed, DTC’s practice is to determine by lot the amount to be redeemed from each of its participants holding that series;

•	an investor is required to give notice of exercise of any option to elect repayment of its debt securities, through its participant, to the applicable trustee and to deliver the related debt securities by causing its participant to transfer its interest in those debt securities, on DTC’s records, to the applicable trustee;

•	DTC requires that those who purchase and sell interests in a global security deposited in its book-entry system use immediately available funds; your broker or bank may also require you to use immediately available funds when purchasing or selling interests in a global security; and

•	financial institutions that participate in the depositary’s book-entry system, and through which an investor holds its interest in a global security, may also have their own policies affecting payments, notices and other matters relating to the debt securities; there may be more than one financial intermediary in the chain of ownership for an investor; we do not monitor and are not responsible for the actions of any of those intermediaries.

Termination of a Global Security

If a global security is terminated for any reason, interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated debt securities directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders. We have described the rights of legal holders and street name investors under “— Issuance of Securities in Registered Form” above.

The prospectus supplement may list situations for terminating a global security that would apply only to the particular series of debt securities covered by the prospectus supplement. If a global security is terminated, only the depositary, and not we or the applicable trustee, is responsible for deciding the investors in whose names the debt securities represented by the global security will be registered and, therefore, who will be the holders of those debt securities.

Payment and Paying Agents

We will pay interest to the person listed in the applicable trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the “record date.” Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”

Payments on Global Securities

We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants, as described under “— Special Considerations for Global Securities.”

Payments on Certificated Securities

We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date to the holder of debt securities as shown on the trustee’s records as of the close of business on the regular record date at our office and/or at other offices that may be specified in the prospectus supplement. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.

Alternatively, at our option, we may pay any cash interest that becomes due on the debt security by mailing a check to the holder at his, her or its address shown on the trustee’s records as of the close of business on the regular record date or by transfer to an account at a bank in the United States, in either case, on the due date.

Payment When Offices Are Closed

If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

Events of Default

You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.

The term “Event of Default” in respect of the debt securities of your series means any of the following:

•	we do not pay the principal of, or any premium on, a debt security of the series within five days of its due date;

•	we do not pay interest on a debt security of the series when due, and such default is not cured within 30 days;

•	we remain in breach of a covenant in respect of debt securities of the series for 60 days after we receive a written notice of default stating we are in breach (the notice must be sent by either the trustee or holders of at least 25% of the principal amount of the debt securities of the series);

•	we file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and remain undischarged or unstayed for a period of 90 days;

•	the series of debt securities has an asset coverage, as such term is defined in the 1940 Act, of less than 100% on the last business day of each of twenty-four consecutive calendar months, after giving effect to any exemptive relief granted to the Company by the SEC; or

•	any other Event of Default in respect of debt securities of the series described in the prospectus supplement occurs.

An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of the debt securities of any default, except in the payment of principal, premium, interest, or sinking or purchase fund installment, if it in good faith considers the withholding of notice to be in the interest of the holders.

Remedies if an Event of Default Occurs

If an Event of Default has occurred and is continuing, the trustee or the holders of not less than 25% in principal amount of the outstanding debt securities of the affected series may (and the trustee shall at the request of such holders) declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. In certain circumstances, a declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the outstanding debt securities of the affected series if (1) we have deposited with the trustee all amounts due and owing with respect to the securities (other than principal that has become due solely by reason of such acceleration) and certain other amounts, and (2) any other Events of Default have been cured or waived.

The trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee protection from expenses and liability reasonably satisfactory to it (called an “indemnity”). If indemnity reasonably satisfactory to the trustee is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

•	you must give the trustee written notice that an Event of Default with respect to the relevant debt securities has occurred and remains uncured;

•	the holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer the trustee indemnity, security or both reasonably satisfactory to it against the cost, expenses, and other liabilities of taking that action;

•	the trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity and/or security; and

•	the holders of a majority in principal amount of the outstanding debt securities of that series must not have given the trustee a direction inconsistent with the above notice during that 60-day period.

However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities, or else specifying any default.

Waiver of Default

Holders of a majority in principal amount of the outstanding debt securities of the affected series may waive any past defaults other than a default:

•	in the payment of principal or interest; or

•	in respect of a covenant that cannot be modified or amended without the consent of each holder.

Merger or Consolidation

Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, we may not take any of these actions unless all the following conditions are met:

•	where we merge out of existence or convey or transfer our assets substantially as an entirety, the resulting entity must agree to be legally responsible for our obligations under the debt securities;

•	the merger or sale of assets must not cause a default on the debt securities and we must not already be in default (unless the merger or sale would cure the default). For purposes of this no-default test, a default would include an Event of Default that has occurred and has not been cured, as described under “Events of Default” above. A default for this purpose would also include any event that would be an Event of Default if the requirements for giving us a notice of default or our default having to exist for a specific period of time were disregarded;

•	we must deliver certain certificates and documents to the trustee; or

•	we must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

Modification or Waiver

There are three types of changes we can make to the indenture and the debt securities issued thereunder.

Changes Requiring Your Approval

First, there are changes that we cannot make to your debt securities without your specific approval. The following is a list of those types of changes:

•	change the stated maturity of the principal of or interest on a debt security or the terms of any sinking fund with respect to any security;

•	reduce any amounts due on a debt security;

•	reduce the amount of principal payable upon acceleration of the maturity of an original issue discount or indexed security following a default or upon the redemption thereof or the amount thereof provable in a bankruptcy proceeding;

•	adversely affect any right of repayment at the holder’s option;

•	change the place or currency of payment on a debt security (except as otherwise described in the prospectus or prospectus supplement);

•	impair your right to sue for payment;

•	adversely affect any right to convert or exchange a debt security in accordance with its terms;

•	modify the subordination provisions in the indenture in a manner that is adverse to outstanding holders of the debt securities;

•	reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;

•	reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;

•	modify any other aspect of the provisions of the indenture dealing with supplemental indentures with the consent of holders, waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and

•	change any obligation we have to pay additional amounts.

Changes Not Requiring Approval

The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications, establishment of the form or terms of new securities of any series as permitted by the indenture and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.

Changes Requiring Majority Approval

Any other change to the indenture and the debt securities would require the following approval:

•	if the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series; and

•	if the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

In each case, the required approval must be given by written consent.

The holders of a majority in principal amount of a series of debt securities issued under the indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants applicable to that series of debt securities. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “— Changes Requiring Your Approval.”

Further Details Concerning Voting

When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

•	for original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default;

•	for debt securities whose principal amount is not known (for example, because it is based on an index), we will use the principal face amount at original issuance or a special rule for that debt security described in the prospectus supplement; and

•	for debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.

Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption or if we, any other obligor, or any affiliate of us or any obligor own such debt securities. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “— Defeasance — Full Defeasance.”

We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. However, the record date may not be more than 30 days before the date of the first solicitation of holders to vote on or take such action. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.

Defeasance

The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.

Covenant Defeasance

Under current U.S. federal tax law and the indenture, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance.” In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If we achieved covenant defeasance and your debt securities were subordinated as described under “— Indenture Provisions — Subordination” below, such subordination would not prevent the trustee under the indenture from applying the funds available to it from the deposit described in the first bullet below to the payment of amounts due in respect of such debt securities for the benefit of the subordinated debt holders. In order to achieve covenant defeasance, we must do the following:

•	we must deposit in trust for the benefit of all holders of a series of debt securities a combination of cash (in such currency in which such securities are then specified as payable at stated maturity) or government obligations applicable to such securities (determined on the basis of the currency in which such securities are then specified as payable at stated maturity) that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates and any mandatory sinking fund payments or analogous payments;

•	we must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit;

•	we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with;

•	defeasance must not result in a breach or violation of, or result in a default under, of the indenture or any of our other material agreements or instruments;

•	no default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days; and

•	satisfy the conditions for covenant defeasance contained in any supplemental indentures.

If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be such a shortfall. However, there is no assurance that we would have sufficient funds to make payment of the shortfall.

Full Defeasance

If there is a change in U.S. federal tax law or we obtain an IRS ruling, as described in the second bullet below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:

•	we must deposit in trust for the benefit of all holders of a series of debt securities a combination of cash (in such currency in which such securities are then specified as payable at stated maturity) or government obligations applicable to such securities (determined on the basis of the currency in which such securities are then specified as payable at stated maturity) that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates and any mandatory sinking fund payments or analogous payments;

•	we must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit. Under current U.S. federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit;

•	we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with;

•	defeasance must not result in a breach or violation of, or constitute a default under, of the indenture or any of our other material agreements or instruments;

•	no default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days; and

•	satisfy the conditions for full defeasance contained in any supplemental indentures.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If your debt securities were subordinated as described later under “— Indenture Provisions — Subordination”, such subordination would not prevent the trustee under the indenture from applying the funds available to it from the deposit referred to in the first bullet of the preceding paragraph to the payment of amounts due in respect of such debt securities for the benefit of the subordinated debt holders.

Form, Exchange and Transfer of Certificated Registered Securities

If registered debt securities cease to be issued in book-entry form, they will be issued:

•	only in fully registered certificated form;

•	without interest coupons; and

•	unless we indicate otherwise in the prospectus supplement, in denominations of $1,000 and amounts that are multiples of $1,000.

Holders may exchange their certificated securities for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed and as long as the denomination is greater than the minimum denomination for such securities.

Holders may exchange or transfer their certificated securities at the office of the trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.

Holders will not be required to pay a service charge to transfer or exchange their certificated securities, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.

If we have designated additional transfer agents for your debt security, they will be named in the prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

If a registered debt security is issued in book-entry form, only the depositary will be entitled to transfer and exchange the debt security as described in this subsection, since it will be the sole holder of the debt security.

Resignation of Trustee

Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series and has accepted such appointment. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Indenture Provisions — Subordination

Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Senior Indebtedness (as defined below), but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Senior Indebtedness has been made or duly provided for in money or money’s worth.

In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities, upon our dissolution, winding up, liquidation or reorganization before all Senior Indebtedness is paid in full, the payment or distribution received by the trustee in respect of such subordinated debt securities or by the holders of any of such subordinated debt securities must be paid over to the holders of the Senior Indebtedness or on their behalf for application to the payment of all the Senior Indebtedness remaining unpaid until all the Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Senior Indebtedness to the extent of payments made to the holders of the Senior Indebtedness out of the distributive share of such subordinated debt securities.

By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities or the holders of any indenture securities that are not Senior Indebtedness. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.

Senior Indebtedness is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

•	our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed, that we have designated as “Senior Indebtedness” for purposes of the indenture and in accordance with the terms of the indenture (including any indenture securities designated as Senior Indebtedness), and

•	renewals, extensions, modifications and refinancings of any of this indebtedness.

If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our Senior Indebtedness and of our other Indebtedness outstanding as of a recent date.

Secured Indebtedness and Ranking

Certain of our indebtedness, including certain series of indenture securities, may be secured. The prospectus supplement for each series of indenture securities will describe the terms of any security interest for such series and will indicate the approximate amount of our secured indebtedness as of a recent date. Any unsecured indenture securities will effectively rank junior to any secured indebtedness, including any secured indenture securities, that we incur in the future to the extent of the value of the assets securing such future secured indebtedness. The debt securities, whether secured or unsecured, of the Company will rank structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries, financing vehicles, or similar facilities.

In the event of our bankruptcy, liquidation, reorganization or other winding up, any of our assets that secure secured debt will be available to pay obligations on unsecured debt securities only after all indebtedness under such secured debt has been repaid in full from such assets. We advise you that there may not be sufficient assets remaining to pay amounts due on any or all unsecured debt securities then outstanding after fulfillment of this obligation. As a result, the holders of unsecured indenture securities may recover less, ratably, than holders of any of our secured indebtedness.

The Trustee under the Indenture

We intend to use a nationally recognized financial institution to serve as the trustee under the indenture.

Certain Considerations Relating to Foreign Currencies

Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

DESCRIPTION OF OUR WARRANTS

The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.

We may issue warrants to purchase shares of our common stock, preferred stock or debt securities. Such warrants may be issued independently or together with shares of common or preferred stock or a specified principal amount of debt securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

•	the title of such warrants;

•	the aggregate number of such warrants;

•	the price or prices at which such warrants will be issued;

•	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

•	if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;

•	in the case of warrants to purchase debt securities, the principal amount of debt securities purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which this principal amount of debt securities may be purchased upon such exercise;

•	in the case of warrants to purchase common stock or preferred stock, the number of shares of common stock or preferred stock, as the case may be, purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which these shares may be purchased upon such exercise;

•	the date on which the right to exercise such warrants shall commence and the date on which such right will expire;

•	whether such warrants will be issued in registered form or bearer form;

•	if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;

•	if applicable, the date on and after which such warrants and the related securities will be separately transferable;

•	information with respect to book-entry procedures, if any;

•	the terms of the securities issuable upon exercise of the warrants;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including, in the case of warrants to purchase debt securities, the right to receive principal, premium, if any, or interest payments, on the debt securities purchasable upon exercise or to enforce covenants in the applicable indenture or, in the case of warrants to purchase common stock or preferred stock, the right to receive distributions, if any, or payments upon our liquidation, dissolution or winding up or to exercise any voting rights.

Under the 1940 Act, we may generally only offer warrants provided that (1) the warrants expire by their terms within ten years; (2) the exercise or conversion price is not less than the current market value at the date of issuance; (3) our stockholders authorize the proposal to issue such warrants, and our board of directors approves such issuance on the basis that the issuance is in our best interests and our stockholders; and (4) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants at the time of issuance may not exceed 25.0% of our outstanding voting securities. Our stockholders voted to allow us to issue warrants at our 2012 Annual Meeting of Stockholders.

REGULATION

We and Fund I have elected to be treated as BDCs under the 1940 Act and we intend to elect to be treated as a RIC under Subchapter M of the Code. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates (including any investment advisors), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by a majority of our outstanding voting securities, as that term is defined in the 1940 Act.

We may invest up to 100.0% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the Securities Act. Our intention is to not write (sell) or buy put or call options to manage risks associated with any publicly-traded securities that may from time-to-time be held by our portfolio companies, except that we may enter into hedging transactions to manage the risks associated with interest rate fluctuations. However, we may purchase or otherwise receive warrants to purchase the common stock of our portfolio companies in connection with acquisition financing or other investments. Similarly, in connection with an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances. We also do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, we generally cannot acquire more than 3.0% of the total outstanding voting stock of any investment company, invest more than 5.0% of the value of our total assets in the securities of one investment company or invest more than 10.0% of the value of our total assets in the securities of more than one investment company. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses. These policies are not fundamental and, as a result, each may be changed by the vote of a majority of our board of directors without stockholder approval.

Qualifying Assets

Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in section 55(a) of the 1940 Act, which are referred to as “qualifying assets,” unless, at the time the acquisition is made, qualifying assets represent at least 70.0% of the company’s total assets. The principal categories of qualifying assets relevant to our business are the following:

(a)	Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer that:

•	is organized under the laws of, and has its principal place of business in, the U.S.;

•	is not an investment company (other than a small business investment company wholly-owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

•	satisfies either of the following:

•	does not have any class of securities listed on a national securities exchange or has any class of securities listed on a national securities exchange subject to a $250.0 million market capitalization maximum; or

•	is controlled by a BDC or a group of companies including a BDC, the BDC actually exercises a controlling influence over the management or policies of the eligible portfolio company, and, as a result, the BDC has an affiliated person who is a director of the eligible portfolio company.

(b)	Securities of any eligible portfolio company which we control.

(c)	Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident to such a private transaction, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities, was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(d)	Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60.0% of the outstanding equity of the eligible portfolio company.

(e)	Securities received in exchange for or distributed on or with respect to securities described above, or pursuant to the exercise of warrants or rights relating to such securities.

(f)	Cash, cash equivalents, U.S. government securities or high-quality debt securities that mature in one year or less from the date of investment.

The regulations defining qualifying assets may change over time. We may adjust our investment focus as needed to comply with and/or take advantage of any regulatory, legislative, administrative or judicial actions in this area.

Managerial Assistance to Portfolio Companies

A BDC must be organized and have its principal place of business in the U.S. and must be operated for the purpose of making investments in the types of securities described in (a), (b) or (c) above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70.0% test, the BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities significant managerial assistance; except that, when the BDC purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company. Our investment advisor, acting as our administrator, has agreed to provide such managerial assistance on our behalf to portfolio companies that request this assistance. We may receive fees for these services and will reimburse our investment advisor, acting as our administrator, for its allocated costs in providing such assistance.

Temporary Investments

Pending investment in other types of qualifying assets, as described above, our investments may consist of cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt investments that mature in one year or less from the date of investment, which we refer to, collectively, as temporary investments, so that 70.0% of our assets are invested in qualifying assets or temporary investments. We may from time to time invest in U.S. Treasury bills or in repurchase agreements, so long as the agreements are fully collateralized by cash or securities issued by the U.S. government, including securities issued by certain U.S. government agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25.0% of our total assets constitute repurchase agreements from a single counterparty (other than repurchase agreements fully collateralized by U.S. government securities), we would not satisfy the asset diversification requirements for qualification as a RIC for U.S. federal income tax purposes. Accordingly, we do not intend to enter into any such repurchase agreements that would cause us to fail such asset diversification requirements. Our investment advisor monitors the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200.0% immediately after each such issuance (exclusive of the SBA debentures pursuant to our SEC exemptive relief). In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5.0% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors — Risks Relating to Our Business and Structure — Regulations governing our operation as a BDC affect our ability to raise, and the way in which we raise, additional capital which may have a negative effect on our growth.”

Codes of Ethics

We, Fund I and our investment advisor have adopted a joint code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Additionally, our investment advisor has adopted a code of ethics pursuant to rule 204A-1 under the Advisers Act and in accordance with Rule 17j-1(c). Personnel subject to the code of ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. You may read and copy these codes at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (800) SEC-0300. You may also obtain copies of the joint code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549. The joint code of ethics is also available on our website at www.fdus.com. We have also adopted a code of business conduct that is applicable to all officers, directors and employees of Fidus and our investment advisor that is available on our website.

Proxy Voting Policies and Procedures

In light of the types of investments held in our portfolio, it is unlikely that we will be called upon to vote our shares very often. In the event that we receive a proxy statement related to one of our portfolio companies, however, we have delegated our proxy voting responsibility to our investment advisor. The proxy voting policies and procedures of our investment advisor are set out below. The guidelines are reviewed periodically by our investment advisor and our Independent Directors, and, accordingly, are subject to change. For purposes of these proxy voting policies and procedures described below, “we,” “our” and “us” refer to our investment advisor.

Introduction

As an investment adviser registered under the Advisers Act, our investment advisor has a fiduciary duty to act solely in our best interests. As part of this duty, our investment advisor recognizes that it must vote our securities in a timely manner free of conflicts of interest and in our best interests.

Our investment advisor’s policies and procedures for voting proxies for its investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

Our investment advisor will vote proxies relating to our portfolio securities in what it perceives to be the best interest of our stockholders. Our investment advisor reviews on a case-by-case basis each proposal submitted to a stockholder vote to determine its effect on the portfolio securities we hold. In most cases our investment advisor will vote in favor of proposals that it believes are likely to increase the value of the portfolio securities we hold. Although our investment advisor will generally vote against proposals that may have a negative effect on our portfolio securities, our investment advisor may vote for such a proposal if there exist compelling long-term reasons to do so.

Proxy voting decisions are made by our investment advisor’s senior investment professionals who are responsible for monitoring each of our portfolio investments. To ensure that our investment advisor’s vote is not the product of a conflict of interest, our investment advisor requires that (a) anyone involved in the decision-making process disclose to our chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (b) employees involved in the decision-making process or vote administration are prohibited from revealing how our investment advisor intends to vote on a proposal in order to reduce any attempted influence from interested parties. Where conflicts of interest may be present, our investment advisor will disclose such conflicts to us, including our Independent Directors, and may request guidance from us on how to vote such proxies.

Proxy Voting Records

You may obtain information about how our investment advisor voted proxies for us by making a written request for proxy voting information to: Fidus Investment Corporation, 1603 Orrington Avenue, Suite 1005, Evanston, Illinois 60201, Attention: Investor Relations, or by calling Fidus Investment Corporation collect at (847) 859-3940.

Compliance Policies and Procedures

We, Fund I and our investment advisor have each adopted and implemented written policies and procedures reasonably designed to prevent violation of federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation. Our chief compliance officer is responsible for administering these policies and procedures.

Other

Under the 1940 Act, we are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our Independent Directors and, in some cases, prior approval by the SEC. On March 27, 2012, the SEC granted us and Fund I exemptive relief allowing us to operate effectively as one company and to take certain actions, including engaging in certain transactions with our affiliates, and to be subject to modified consolidated asset coverage requirements for senior securities issued by a BDC, that would otherwise be prohibited by the 1940 Act. Effective September 30, 2014, our exemptive relief was amended to include Fund II. Therefore, any SBA debentures issued by Fund II are not subject to the 200.0% asset coverage requirement.

Small Business Administration Regulations

The Funds are licensed by the SBA to operate as SBICs under Section 301(c) of the Small Business Investment Act of 1958. Fund I received its SBIC license on October 22, 2007 and Fund II received its SBIC license on May 28, 2013. We may issue SBA debentures to fund additional investments through the Funds.

SBICs are designed to stimulate the flow of private equity capital to eligible small businesses. Under SBA regulations, SBICs can provide financing in the form of debt and/or equity securities and provide consulting and advisory services to “eligible” small businesses. The Funds have typically invested in senior subordinated debt, acquired warrants and/or made other equity investments in qualifying small businesses.

Under current SBA regulations, eligible small businesses generally include businesses that (together with their affiliates) have a tangible net worth not exceeding $19.5 million and have average annual net income after U.S. federal income taxes not exceeding $6.5 million (average net income to be computed without benefit of any carryover loss) for the two most recent fiscal years. In addition, an SBIC must devote between 20.0% and 25.0% (depending upon when it was licensed, when it obtained leverage commitments, the amount of leverage drawn and when financings occur) of its investment activity to “smaller” concerns as defined by the SBA. A smaller concern generally includes businesses (including their affiliates) that have a tangible net worth not exceeding $6.0 million and have average annual net income after U.S. federal income taxes not exceeding $2.0 million (average net income to be computed without benefit of any net carryover loss) for the two most recent fiscal years. SBA regulations also provide alternative size standard criteria to determine eligibility for designation as an eligible small business or smaller concern, which criteria depend on the industry in which the business (including its affiliates) is engaged and are based on the number of employees and gross revenue. However, once an SBIC has invested in a portfolio company, it may continue to make follow-on investments in the portfolio company, regardless of the size of the portfolio company at the time of the follow-on investment, up to the time of the portfolio company’s initial public offering.

The SBA prohibits an SBIC from providing funds to small businesses for certain purposes, such as relending and investment outside the U.S., to businesses engaged in a few prohibited industries, and to certain “passive” (non-operating) companies. In addition, under SBA regulations, without prior SBA approval, an SBIC may not invest more than 30.0% of its regulatory capital in any one portfolio company (assuming the SBIC intends to draw leverage equal to twice its regulatory capital).

The SBA places certain limitations on the financing terms of investments by SBICs in portfolio companies (such as limiting the permissible interest rate on debt securities held by an SBIC in a portfolio company). SBA regulations allow an SBIC to exercise control over a small business for a period of seven years from the date on which the SBIC initially acquires its control position. This control period may be extended for an additional period of time with the SBA’s prior written approval.

The SBA restricts the ability of an SBIC to lend money to any of its officers, directors and employees or to invest in affiliates thereof. The SBA also prohibits, without prior SBA approval, a “change of control” of an SBIC or transfers that would result in any person (or a group of persons acting in concert) owning 10.0% or more of a class of capital stock of a licensed SBIC. A “change of control” is any event that would result in the transfer of the power, direct or indirect, to direct the management and policies of an SBIC, whether through ownership, contractual arrangements or otherwise.

An SBIC (or group of SBICs under common control) may generally have outstanding debentures guaranteed by the SBA in amounts up to two times the amount of the regulatory capital of the SBIC(s). Debentures guaranteed by the SBA have a maturity of ten years, require semi-annual payments of interest, and do not require any principal payments prior to maturity. In December 2015, the 2016 omnibus spending bill approved by Congress and signed into law by the President increased the amount of SBA-guaranteed debentures that affiliated SBIC funds can have outstanding from $225.0 million to $350.0 million, subject to SBA approval.

SBICs must invest idle funds that are not being used to make loans in investments permitted under SBA regulations in the following limited types of securities: (i) direct obligations of, or obligations guaranteed as to principal and interest by, the U.S. government, which mature within 15 months from the date of the investment; (ii) repurchase agreements with federally insured institutions with a maturity of seven days or less (and the securities underlying the repurchase obligations must be direct obligations of or guaranteed by the federal government); (iii) certificates of deposit with a maturity of one year or less, issued by a federally insured institution; (iv) a deposit account in a federally insured institution that is subject to a withdrawal restriction of one year or less; (v) a checking account in a federally insured institution; or (vi) a reasonable petty cash fund.

SBICs are periodically examined and audited by the SBA’s staff to determine their compliance with SBA regulations and are periodically required to file certain forms with the SBA.

Neither the SBA nor the U.S. government or any of its agencies or officers has approved any ownership interest to be issued by us or any obligation that we or any of our subsidiaries may incur.

Sarbanes-Oxley Act of 2002

The Sarbanes-Oxley Act of 2002, or the Sarbanes-Oxley Act, imposes a wide variety of regulatory requirements on publicly held companies and their insiders. Many of these requirements affect us. For example:

•	pursuant to Rule 13a-14 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, our principal executive officer and principal financial officer must certify the accuracy of the financial statements contained in our periodic reports;

•	pursuant to Item 307 under Regulation S-K, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;

•	pursuant to Rule 13a-15 under the Exchange Act, our management must prepare an annual report regarding its assessment of our internal control over financial reporting, which must be audited by our independent registered public accounting firm; and

•	pursuant to Item 308 of Regulation S-K and Rule 13a-15 under the Exchange Act, our periodic reports must disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated under such act. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we comply with that act.

The NASDAQ Global Select Market Corporate Governance Regulations

The NASDAQ Global Select Market has adopted corporate governance regulations with which listed companies must comply. We are in compliance with such corporate governance listing standards applicable to BDCs.

PLAN OF DISTRIBUTION

We may sell our securities through underwriters or dealers, directly to one or more purchasers or through agents or through a combination of any such methods of sale. Any underwriter or agent involved in the offer and sale of our securities will also be named in the applicable prospectus supplement.

The distribution of our securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of our securities less any underwriting commissions or discounts must equal or exceed the net asset value per share of our securities except that we may sell shares of our securities at a price below net asset value per share if a majority of the number of beneficial holders of our stock have approved such a sale or if the following conditions are met: (i) holders of a majority of our stock and a majority of our stock not held by affiliated persons have approved issuance at less than net asset value per share during the one year period prior to such sale; (ii) a majority of our directors who have no financial interest in the sale and a majority of such directors who are not interested persons of us have determined that such sale would be in our best interest and in the best interests of our stockholders; and (iii) a majority of our directors who have no financial interest in the sale and a majority of such directors who are not interested persons of us, in consultation with the underwriter or underwriters of the offering if it is to be underwritten, have determined in good faith, and as of a time immediately prior to the first solicitation by or on behalf of us of firm commitments to purchase such securities or immediately prior to the issuance of such securities, that the price at which such securities are to be sold is not less than a price which closely approximates the market value of those securities, less any distributing commission or discount.

On June 3, 2015, our common stockholders voted to allow us to issue common stock at a price below net asset value per share for a period of one year ending on the earlier of June 3, 2016 or the date of our 2016 Annual Meeting of Stockholders. We expect to present to our stockholders a similar proposal at our 2016 Annual Meeting of Stockholders. The maximum number of shares issuable below net asset value pursuant to the authority granted by our stockholders that could result in such dilution is limited to 25.0% of the Company’s then outstanding common stock immediately prior to each such sale. We do not intend to issue shares of our common stock below net asset value unless our board of directors determines that it would be in our stockholders’ best interests to do so.

In connection with the sale of our securities, underwriters or agents may receive compensation from us or from purchasers of our securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell our securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of our securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of our securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement (or a post-effective amendment).

Any of our common stock sold pursuant to a prospectus supplement will be listed on the Nasdaq Global Select Market, or another exchange on which our common stock is traded.

Under agreements into which we may enter, underwriters, dealers and agents who participate in the distribution of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

In order to comply with the securities laws of certain states, if applicable, our securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers. In addition, in certain states, our securities may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

The maximum commission or discount to be received by any member of the Financial Industry Regulatory Authority, Inc. will not be greater than 10.0% for the sale of any securities being registered.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Our securities are held by U.S. Bank National Association pursuant to a custody agreement. The principal business address of U.S. Bank National Association is Corporate Trust Services, One Federal Street, 3rd Floor, Boston, MA 02110, telephone: (617) 603-6538. American Stock Transfer & Trust Company, LLC will serve as our transfer agent, distribution paying agent and registrar. The principal business address of American Stock Transfer & Trust Company, LLC is 59 Maiden Lane, Plaza Level, New York, New York 10038, telephone: (800) 937-5449.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we will acquire and dispose of many of our investments in privately negotiated transactions, many of the transactions that we engage in will not require the use of brokers or the payment of brokerage commissions. Subject to policies established by our board of directors, our investment advisor will be primarily responsible for selecting brokers and dealers to execute transactions with respect to the publicly-traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Our investment advisor does not expect to execute transactions through any particular broker or dealer but will seek to obtain the best net results for us under the circumstances, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. Our investment advisor generally will seek reasonably competitive trade execution costs but will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements and consistent with Section 28(e) of the Exchange Act, our investment advisor may select a broker based upon brokerage or research services provided to our investment advisor and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if our investment advisor determines in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS

Certain legal matters will be passed upon for us by Sutherland Asbill & Brennan LLP. Sutherland Asbill & Brennan LLP also represents our investment advisor.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The consolidated financial statements, the related senior securities table and the effectiveness of internal control over financial reporting appearing in this prospectus and registration statement have been audited by RSM US LLP, an independent registered public accounting firm located at One South Wacker Drive, Suite 800, Chicago, Illinois 60606, as stated in their reports appearing elsewhere herein, and are included in reliance upon such reports and upon the authority of such firm as experts in accounting and auditing.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to the securities offered by this prospectus. The registration statement contains additional information about us and the securities being offered by this prospectus.

We file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549-0102. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. We maintain a website at http://www.fdus.com and intend to make all of our annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through our website. Information contained on our website is not incorporated into this prospectus supplement, and you should not consider information on our website to be part of this prospectus supplement. You may also obtain such information by contacting us in writing at 1603 Orrington Avenue, Suite 1005, Evanston, Illinois 60201, Attention: Investor Relations. The SEC maintains a website that contains reports, proxy and information statements and other information we file with the SEC at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102.

PRIVACY NOTICE

We are committed to maintaining the privacy of our stockholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

From time to time, we may receive nonpublic personal information relating to our stockholders. We do not disclose nonpublic personal information about our stockholders or former stockholders to anyone, except as required by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third-party administrator).

We restrict access to nonpublic personal information about our stockholders to employees of our investment advisor, its affiliates or authorized service providers that have a legitimate business need for the information. We maintain physical, electronic and procedural safeguards designed to protect the nonpublic personal information of our stockholders.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders

Fidus Investment Corporation and Subsidiaries

We have audited Fidus Investment Corporation and Subsidiaries’ (collectively, the “Company”) internal control over financial reporting as of December 31, 2015, based on criteria established in Internal Control — Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission in 2013. The Company’s management is responsible for maintaining effective internal control over financial reporting, and for its assessment of the effectiveness of internal control over financial reporting included in the accompanying Management’s Report on Internal Control over Financial Reporting. Our responsibility is to express an opinion on the Company’s internal control over financial reporting based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects. Our audit included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audit also included performing such other procedures as we considered necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinion.

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (a) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (b) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (c) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

In our opinion, Fidus Investment Corporation and Subsidiaries maintained, in all material respects, effective internal control over financial reporting as of December 31, 2015, based on criteria established in Internal Control — Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission in 2013.

We have also audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the consolidated statements of assets and liabilities, including the consolidated schedules of investments, of Fidus Investment Corporation and Subsidiaries as of December 31, 2015 and 2014, and the related consolidated statements of operations, changes in net assets and cash flows for each of the three years in the period ended December 31, 2015, and our report dated March 3, 2016 expressed an unqualified opinion.

/s/ RSM US LLP

Chicago, Illinois

March 3, 2016

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders

Fidus Investment Corporation and Subsidiaries

We have audited the accompanying consolidated statements of statement of assets and liabilities, including the consolidated schedules of investments, of Fidus Investment Corporation and Subsidiaries (collectively, the “Company”) as of December 31, 2015 and 2014, and the related consolidated statements of operations, changes in net assets and cash flows for each of the three years in the period ended December 31, 2015. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2015 and 2014, by correspondence with the custodian, loan agent, or borrower or by other appropriate procedures where replies from the custodian, loan agent or borrower were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Fidus Investment Corporation and Subsidiaries as of December 31, 2015 and 2014, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2015 in conformity with U.S. generally accepted accounting principles.

We have also audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), Fidus Investment Corporation and Subsidiaries’ internal control over financial reporting as of December 31, 2015, based on criteria established in Internal Control — Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission in 2013, and our report dated March 3, 2016, expressed an unqualified opinion on the effectiveness of the Company’s internal control over financial reporting.

/s/ RSM US LLP

Chicago, Illinois

March 3, 2016

FIDUS INVESTMENT CORPORATION

Consolidated Statements of Assets and Liabilities

(In thousands, except shares and per share data)

	December 31, 2015	December 31, 2014
ASSETS
Investments, at fair value
Control investments (cost: $12,042 and $10,460, respectively)	$618	$4,244
Affiliate investments (cost: $105,930 and $81,979, respectively)	111,846	86,200
Non-control/non-affiliate investments (cost: $330,366 and $298,899, respectively)	330,805	305,911

Total investments, at fair value (cost: $448,338 and $391,338, respectively)	443,269	396,355
Cash and cash equivalents	31,657	29,318
Interest receivable	4,520	4,460
Deferred financing costs (net of accumulated amortization of $3,794 and $2,784, respectively)	4,872	4,567
Prepaid expenses and other assets	1,222	887

Total assets	$485,540	$435,587

LIABILITIES
SBA debentures	$213,500	$173,500
Borrowings under credit facility	15,500	10,000
Accrued interest and fees payable	2,840	2,853
Due to affiliates	5,762	5,395
Taxes payable	400	328
Accounts payable and other liabilities	176	248

Total liabilities	238,178	192,324

Commitments and contingencies (Note 7)

NET ASSETS
Common stock, $0.001 par value (100,000,000 shares authorized, 16,300,732 and 16,051,037 shares issued and outstanding at December 31, 2015 and December 31, 2014, respectively)	16	16
Additional paid-in capital	246,307	243,008
Undistributed net investment income	13,887	12,433
Accumulated net realized (loss) gain on investments, net of taxes and distributions	(6,145)	(15,999)
Accumulated net unrealized (depreciation) appreciation on investments	(6,703)	3,805

Total net assets	247,362	243,263

Total liabilities and net assets	$485,540	$435,587

Net asset value per common share	$15.17	$15.16

See Notes to Consolidated Financial Statements.

FIDUS INVESTMENT CORPORATION

Consolidated Statements of Operations

(In thousands, except shares and per share data)

	Years Ended December 31,
	2015	2014	2013
Investment income:
Interest income
Control investments	$220	$86	$1,648
Affiliate investments	10,400	9,738	8,969
Non-control/non-affiliate investments	39,973	30,473	27,033

Total interest income	50,593	40,297	37,650
Dividend income
Affiliate investments	412	150	139
Non-control/non-affiliate investments	548	1,865	1,539

Total dividend income	960	2,015	1,678
Fee income
Control investments	—	—	176
Affiliate investments	591	584	337
Non-control/non-affiliate investments	2,072	3,193	1,801

Total fee income	2,663	3,777	2,314
Interest on idle funds and other income	53	27	150

Total investment income	54,269	46,116	41,792

Expenses:
Interest and financing expenses	9,428	7,507	7,076
Base management fee	7,545	5,899	5,261
Incentive fee	6,481	4,857	6,792
Administrative service expenses	1,465	1,772	1,155
Professional fees	1,255	1,182	851
Other general and administrative expenses	1,212	1,235	1,115

Total expenses	27,386	22,452	22,250

Net investment income before income taxes	26,883	23,664	19,542
Income tax provision	390	383	246

Net investment income	26,493	23,281	19,296

Net realized and unrealized gains (losses) on investments:
Realized gains on control investments	—	—	22,231
Net realized gains (losses) on affiliate investments	1,686	(12,121)	—
Net realized gains (losses) on non-control/non-affiliate investments	7,845	(4,908)	8,357
Net change in unrealized (depreciation) appreciation on investments	(10,086)	13,250	(22,188)
Income tax benefit (provision) from realized gains on investments	39	(17)	(493)

Net (loss) gain on investments	(516)	(3,796)	7,907

Net increase in net assets resulting from operations	$25,977	$19,485	$27,203

Per common share data:
Net investment income per share-basic and diluted	$1.64	$1.62	$1.43

Net increase in net assets resulting from operations per share-basic and diluted	$1.60	$1.36	$2.01

Dividends paid per share	$1.60	$1.72	$1.94

Weighted average number of shares outstanding - basic and diluted	16,201,449	14,346,438	13,524,368

See Notes to Consolidated Financial Statements.

FIDUS INVESTMENT CORPORATION

Consolidated Statements of Changes in Net Assets

(In thousands, except shares)

	Common Stock		Additional Paid in Capital	Undistributed Net Investment Income	Accumulated Net Realized (Loss) Gain on Investments, net of taxes and distributions	Accumulated Net Unrealized (Depreciation) Appreciation on Investments	Total Net Assets
	Number of Shares	Par Value
Balances at December 31, 2012	11,953,847	$12	$177,498	$455	$1,493	$3,633	$183,091
Public offerings of common stock, net of expenses	1,725,000	2	28,855	—	—	—	28,857
Shares issued under dividend reinvestment plan	76,385	—	1,464	—	—	—	1,464
Net increase in net assets resulting from operations	—	—	—	19,296	20,985	(13,078)	27,203
Dividends declared	—	—	—	(16,603)	(10,000)	—	(26,603)
Deemed distribution	—	—	5,363	—	(8,250)	—	(2,887)
Tax reclassificaiton of stockholders’ equity in accordance with generally accepted accounting principles	—	—	(7,057)	73	6,984	—	—

Balances at December 31, 2013	13,755,232	14	206,123	3,221	11,212	(9,445)	211,125
Public offerings of common stock, net of expenses	2,241,767	2	36,540	—	—	—	36,542
Shares issued under dividend reinvestment plan	54,038	—	935	—	—	—	935
Net increase in net assets resulting from operations	—	—	—	23,281	(17,046)	13,250	19,485
Dividends declared	—	—	—	(14,435)	(10,389)	—	(24,824)
Tax reclassificaiton of stockholders’ equity in accordance with generally accepted accounting principles	—	—	(590)	366	224	—	—

Balances at December 31, 2014	16,051,037	16	243,008	12,433	(15,999)	3,805	243,263
Public offerings of common stock, net of expenses	190,623	—	3,170	—	—	—	3,170
Shares issued under dividend reinvestment plan, net of expenses	59,072	—	899	—	—	—	899
Net increase in net assets resulting from operations	—	—	—	26,493	9,992	(10,508)	25,977
Dividends declared	—	—	—	(25,947)	—	—	(25,947)
Tax reclassificaiton of stockholders’ equity in accordance with generally accepted accounting principles	—	—	(770)	908	(138)	—	—

Balances at December 31, 2015	16,300,732	$16	$246,307	$13,887	$(6,145)	$(6,703)	$247,362

See Notes to Consolidated Financial Statements.

FIDUS INVESTMENT CORPORATION

Consolidated Statements of Cash Flows

(In thousands)

	Years Ended December 31,
	2015	2014	2013
Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$25,977	$19,485	$27,203
Adjustments to reconcile net increase in net assets resulting from operations to net cash (used for) operating activities:
Net change in unrealized depreciation on investments	10,086	(13,250)	22,188
Net realized (gain) loss on investments	(9,531)	17,029	(30,588)
Interest and dividend income paid-in-kind	(5,170)	(5,617)	(5,811)
Accretion of original issue discount	(578)	(643)	(1,081)
Accretion of loan origination fees	(797)	(529)	(407)
Purchase of investments	(136,380)	(149,814)	(149,095)
Proceeds from sales and repayments of investments	94,686	62,643	131,199
Proceeds from loan origination fees	770	807	863
Amortization of deferred financing costs	1,010	681	512
Changes in operating assets and liabilities:
Interest receivable	(60)	(1,973)	820
Prepaid expenses and other assets	(335)	337	(387)
Accrued interest and fees payable	487	155	61
Due to affiliates	367	(187)	1,936
Taxes payable	72	(356)	684
Accounts payable and other liabilities	(72)	(38)	(189)

Net cash (used for) operating activities	(19,468)	(71,270)	(2,092)

Cash Flows from Financing Activities:
Proceeds from stock offerings, net of expenses	3,170	36,542	28,857
Proceeds received from SBA debentures	40,000	29,000	—
Net proceeds received from borrowings under credit facility	5,500	10,000	—
Payment of deferred financing costs	(1,815)	(1,596)	(250)
Dividends paid to stockholders, including expenses	(25,048)	(23,889)	(25,139)
Taxes paid on deemed distribution	—	(2,887)	—

Net cash provided by financing activities	21,807	47,170	3,468

Net increase (decrease) in cash and cash equivalents	2,339	(24,100)	1,376

Cash and cash equivalents:
Beginning of period	29,318	53,418	52,042

End of period	$31,657	$29,318	$53,418

Supplemental disclosure of cash flow information:
Cash payments for interest	$7,931	$6,670	$6,503
Cash payments for taxes, net of tax refunds received	$279	$3,471	$55
Non-cash financing activities:
Shares issued under dividend reinvestment plan	$901	$935	$1,464

See Notes to Consolidated Financial Statements.

FIDUS INVESTMENT CORPORATION

Consolidated Schedule of Investments

December 31, 2015

(In thousands, except shares)

Industry Portfolio Company (a)(b) Investment Type (c)	Rate (d) Cash/PIK	Maturity	Principal Amount	Cost	Fair Value	Percent of Net Assets

Aerospace & Defense Manufacturing
FDS Avionics Corp.
(dba Flight Display Systems)
Subordinated Note	12.3%/0.0%	4/1/2020	$5,200	$5,180	$5,200
Common Equity (200 units) (i)				2,000	1,468

				7,180	6,668	3%

Lightning Diversion Systems, LLC
Senior Secured Loan	9.5%/0.0%	12/20/2018	9,198	9,165	9,198
Revolving Loan ($1,000 commitment) (h)	9.5%/0.0%	12/20/2018	—	(1)	(1)
Common Equity (600,000 units)				—	2,429

				9,164	11,626	5%
Malabar International (k)
Subordinated Note (j)	12.5%/2.5%	5/21/2017	7,450	7,436	7,450
Preferred Equity (1,494 shares) (f)	6.0%/0.0%	11/21/2017		1,994	4,808

				9,430	12,258	5%

Simplex Manufacturing Co.
Subordinated Note	14.0%/0.0%	5/1/2016	4,550	4,550	4,550
Warrant (24 shares)				710	3,359

				5,260	7,909	3%

Steward Holding LLC (k)
(dba Steward Advanced Materials)
Subordinated Note	12.0%/2.3%	5/12/2021	7,022	6,987	6,987
Common Equity (1,000,000 units)				1,000	1,000

				7,987	7,987	3%

Apparel Distribution
Jacob Ash Holdings, Inc.
Subordinated Note (j)	13.0%/4.0%	6/30/2018	4,000	3,994	4,000
Subordinated Note	13.0%/0.0%	6/30/2018	963	956	963
Preferred Equity (66,138 shares) (f)	0.0%/15.0%	6/30/2018		924	926
Warrant (63,492 shares)				67	—

				5,941	5,889	2%

Building Products Manufacturing
The Wolf Organization, LLC
Common Equity (175 shares)				1,750	2,514	1%

US GreenFiber, LLC
Subordinated Note (j)	12.5%/0.0%	1/2/2019	14,000	13,952	14,000
Common Equity (1,667 units) (g)(i)				500	1,170

				14,452	15,170	6%

Business Services
Inflexxion, Inc. (k)
Senior Secured Loan	12.5%/0.0%	12/16/2019	3,950	3,931	3,470
Revolving Loan ($1,000 commitment) (i)	12.5%/0.0%	12/16/2019	150	146	132
Preferred Equity (1,400 units)				1,400	—

				5,477	3,602	1%

Plymouth Rock Energy, LLC
Senior Secured Loan	11.8%/0.0%	5/14/2017	6,000	5,984	6,000	2%

Stagnito Partners, LLC (dba Stagnito Business Information)
Senior Secured Loan (i)	12.0%/0.0%	6/30/2018	6,361	6,290	6,361	3%

Vanguard Dealer Services, L.L.C.
Subordinated Note ($9,850 commitment) (j)	12.3%/0.0%	1/30/2021	7,350	7,310	7,310
Common Equity (6,000 shares)				600	600

				7,910	7,910	3%

FIDUS INVESTMENT CORPORATION

Consolidated Schedule of Investments—(Continued)

December 31, 2015

(In thousands, except shares)

Industry Portfolio Company (a)(b) Investment Type (c)	Rate (d) Cash/PIK	Maturity	Principal Amount	Cost	Fair Value	Percent of Net Assets

Commercial Cleaning
Premium Franchise Brands, LLC
Preferred Equity (1,054,619 shares)				$832	$717	0%

Component Manufacturing
Channel Technologies Group, LLC
Subordinated Note	11.0%/1.8%	4/10/2019	7,000	6,963	6,253
Preferred Equity (612 units) (g)(i)				1,139	548
Common Equity (612,432 units) (g)(i)				—	—

				8,102	6,801	3%
Toledo Molding & Die, Inc.
Subordinated Note (i)	10.5%/0.0%	12/18/2018	10,000	9,889	10,000	4%

Consumer Products
Grindmaster Corporation
Subordinated Note	11.5%/0.0%	10/31/2019	10,500	10,465	10,500	4%

World Wide Packaging, LLC (k)
Subordinated Note (i)	12.0%/1.0%	10/26/2018	10,265	10,239	10,277
Common Equity (1,517,573 units) (g)(i)				1,518	2,043

				11,757	12,320	5%

Electronic Components Supplier
Apex Microtechnology, Inc. (k)
Warrant (2,293 shares)				220	274
Common Equity (11,690 shares)				1,169	1,425

				1,389	1,699	1%

Financial Services
National Truck Protection Co., Inc.
Senior Secured Loan	13.5%/2.0%	9/13/2018	11,989	11,944	11,989
Common Equity (1,109 shares)				758	1,705

				12,702	13,694	6%

Healthcare Products
Allied 100 Group, Inc.
Subordinated Note (j)	11.5%/0.0%	5/26/2020	13,000	12,948	13,000
Common Equity (1,250,000 units) (i)				1,250	1,223

				14,198	14,223	6%
Anatrace Products, LLC
Subordinated Note	13.0%/1.3%	6/23/2021	6,500	6,480	6,480
Common Equity (360,000 shares) (i)				—	148

				6,480	6,628	3%
MedPlast, LLC
Subordinated Note (i)	11.0%/1.5%	3/31/2019	10,338	10,294	10,338
Preferred Equity (188 shares) (f)(i)	0.0%/8.0%	3/31/2019		223	223
Common Equity (3,728 shares) (i)				62	103

				10,579	10,664	4%
Pfanstiehl, Inc. (k)
Subordinated Note	12.0%/2.0%	9/29/2018	6,208	6,178	6,208
Common Equity (8,500 units) (i)				850	4,280

				7,028	10,488	4%
Six Month Smiles Holdings, Inc.
Subordinated Note (i)	12.0%/1.8%	7/31/2020	8,106	8,077	8,106	3%

FIDUS INVESTMENT CORPORATION

Consolidated Schedule of Investments—(Continued)

December 31, 2015

(In thousands, except shares)

YIndustry Portfolio Company (a)(b) Investment Type (c)	Rate (d) Cash/PIK	Maturity	Principal Amount	Cost	Fair Value	Percent of Net Assets

Healthcare Services
Continental Anesthesia Management, LLC
Senior Secured Loan	10.0%/4.0%	4/15/2016	$10,676	$10,676	$10,676
Warrant (263 shares)				276	—

				10,952	10,676	4%
Medsurant Holdings, LLC (k)
Subordinated Note	12.3%/0.0%	6/18/2021	6,267	6,211	6,211
Preferred Equity (126,662 units) (g)				1,346	1,515
Warrant (505,176 units) (g)				4,516	5,237

				12,073	12,963	5%
Microbiology Research Associates, Inc. (k)
Senior Secured Loan	6.0%/0.0%	5/13/2020	3,750	3,734	3,750
Revolving Loan ($500 commitment) (h)(i)	6.0%/0.0%	5/13/2020	—	(2)	—
Subordinated Note	12.5%/0.0%	11/13/2020	6,250	6,222	6,250
Common Equity (1,000,000 units) (i)				1,000	1,444

				10,954	11,444	5%
Oaktree Medical Centre, P.C.
(dba Pain Management Associates)
Senior Secured Loan (i)	8.5%/0.0%	1/1/2018	560	570	589
Senior Secured Loan (i)	16.0%/0.0%	1/1/2018	5,379	5,458	5,454
Revolving Loan ($500 commitment) (i)	8.5%/0.0%	1/1/2018	250	257	263

				6,285	6,306	3%
United Biologics, LLC
Subordinated Note	12.0%/2.0%	3/5/2017	8,523	8,360	7,932
Preferred Equity (98,377 units) (g)(i)				1,069	—
Warrant (57,469 units)				566	—

				9,995	7,932	3%

Industrial Cleaning & Coatings
K2 Industrial Services, Inc.
Subordinated Note	8.8%/6.4%	5/23/2017	17,118	17,086	16,718
Preferred Equity - Series A (1,200 shares)				1,200	271
Preferred Equity - Series B (74 shares)				68	78

				18,354	17,067	7%

Information Technology Services
FTH Acquisition Corp. VII
Subordinated Note	13.0%/0.0%	2/28/2017	8,352	8,352	8,236
Preferred Equity (887,122 shares)				887	—

				9,239	8,236	3%
inthinc Technology Solutions, Inc.
Subordinated Note ($5,000 commitment)	12.5%/0.0%	4/24/2020	4,000	3,979	3,979
Subordinated Note	0.0%/12.5%	4/24/2020	1,039	861	861
Royalty Rights		4/24/2020		185	185

				5,025	5,025	2%

Laundry Services
Caldwell & Gregory, LLC
Subordinated Note	11.5%/1.0%	11/30/2018	1,539	1,523	1,539
Subordinated Note	0.0%/12.0%	5/31/2019	4,072	3,897	4,072
Common Equity (500,000 units) (g)				500	651
Warrant (242,121 units) (g)				242	316

				6,162	6,578	3%

FIDUS INVESTMENT CORPORATION

Consolidated Schedule of Investments—(Continued)

December 31, 2015

(In thousands, except shares)

Industry Portfolio Company (a)(b) Investment Type (c)	Rate (d) Cash/PIK	Maturity	Principal Amount	Cost	Fair Value	Percent of Net Assets

Oil & Gas Services
IOS Acquisitions, Inc. (n)
Common Equity (2,152 units) (i)				$109	$21	0%

Pinnergy, Ltd.
Subordinated Note (j)	10.5%/1.8%	1/24/2020	20,000	19,945	16,440	7%

Printing Services
Brook & Whittle Limited
Subordinated Note	12.0%/4.8%	12/31/2016	7,655	7,655	7,361
Subordinated Note	12.0%/2.0%	12/31/2016	2,296	2,296	2,151
Warrant (1,051 shares)				285	—
Common Equity - Series A (148 shares)				110	—
Common Equity - Series D (527 shares)				53	77

				10,399	9,589	4%

Restaurants
ACFP Management, Inc. (n)
Common Equity (1,000,000 units) (i)				—	—	0%

Cardboard Box LLC
(dba Anthony’s Coal Fired Pizza)
Common Equity (521,021 units) (i)				521	521	0%

Restaurant Finance Co, LLC
Senior Secured Loan ($10,500 commitment) (j)	12.0%/4.0%	7/31/2020	8,443	8,410	8,443	3%

Retail
EBL, LLC (EbLens)
Common Equity (750,000 units) (g)(i)				750	1,389	1%

Retail Cleaning
Paramount Building Solutions, LLC (l)
Subordinated Note (m)	0.0%/18.0%	12/31/2017	625	625	618
Subordinated Note (m)	0.0%/15.0%	12/31/2017	275	275	—
Subordinated Note (m)	0.0%/10.0%	12/31/2017	1,376	1,376	—
Subordinated Note (m)	0.0%/14.0%	12/31/2017	2,927	2,927	—
Warrant (1,086,035 units) (g)				—	—
Preferred Equity (5,000,000 units) (g)				5,339	—
Common Equity (107,143 units) (g)				1,500	—

				12,042	618	0%

Safety Products Manufacturing
Safety Products Group, LLC (k)
Subordinated Note	12.0%/1.5%	12/30/2018	10,000	9,974	10,000
Preferred Equity (749 units) (g)(i)				749	834
Common Equity (676 units) (g)(i)				1	—

				10,724	10,834	4%

Specialty Chemicals
FAR Research Inc. (k)
Senior Secured Loan (j)	11.8%/1.0%	3/31/2019	7,448	7,423	7,448
Revolving Loan ($1,750 commitment) (i)	11.8%/1.0%	3/31/2019	137	131	136
Common Equity (10 units)				1,000	161

				8,554	7,745	3%

Specialty Cracker Manufacturing
Westminster Cracker Company, Inc. (k)(n)
Common Equity (1,307,262 units)				—	191	0%

Specialty Distribution
Carlson Systems Holdings, Inc.
Subordinated Note (j)	12.0%/0.0%	5/20/2020	21,000	20,912	21,000
Common Equity (15,000 units) (i)				1,500	2,079

				22,412	23,079	9%

FIDUS INVESTMENT CORPORATION

Consolidated Schedule of Investments—(Continued)

December 31, 2015

(In thousands, except shares)

Industry Portfolio Company (a)(b) Investment Type (c)	Rate (d) Cash/PIK	Maturity	Principal Amount	Cost	Fair Value	Percent of Net Assets

Virginia Tile Company, LLC
Subordinated Note (j)	12.3%/0.0%	5/19/2020	$12,000	$11,952	$12,000
Common Equity (20 shares)				250	559

				12,202	12,559	5%

Telecommunication Services
X5 Opco LLC
Senior Secured Loan	12.0%/0.0%	3/24/2020	5,500	5,477	5,665
Revolving Loan ($500 commitment) (h)	12.0%/0.0%	3/24/2020	—	—	—
Preferred Equity (5,000 units) (f)(g)(i)	0.0%/8.0%			531	350

				6,008	6,015	2%

Transportation Services
Cavallo Bus Lines Holdings, LLC
Subordinated Note	12.0%/3.0%	4/26/2021	8,250	8,210	8,210	3%

US Pack Logistics LLC
Subordinated Note	12.0%/1.8%	9/27/2020	10,299	10,255	10,299
Common Equity (5,357 units) (g)(i)				536	483

				10,791	10,782	4%

Worldwide Express Operations, LLC
Subordinated Note	11.5%/1.0%	8/1/2020	12,805	12,723	12,806
Common Equity (2,500,000 units) (g)(i)				2,500	4,036

				15,223	16,842	7%

Utility Equipment Manufacturing
Mirage Trailers LLC (k)
Senior Secured Loan (j)(e)	12.5%/0.0%	11/25/2020	9,000	8,912	8,912
Common Equity (2,500,000 shares)				2,475	2,475

				11,387	11,387	5%

Trantech Radiator Products, Inc. (k)
Subordinated Note (i)	12.0%/1.8%	5/4/2017	8,494	8,482	8,494
Common Equity (6,875 shares) (i)				688	434

				9,170	8,928	4%

Vending Equipment Manufacturing
Ice House America, LLC
Subordinated Note (i)	12.0%/3.5%	1/1/2020	4,098	3,903	3,668
Warrant (1,957,895 units) (g)(i)				216	47

				4,119	3,715	2%

Total Investments				$448,338	$443,269	179%

(a)	See Note 3 to the consolidated financial statements for portfolio composition by geographic location.
(b)	Equity ownership may be held in shares or units of companies related to the portfolio companies.
(c)	All debt investments are income producing, unless otherwise indicated. Equity investments are non-income producing unless otherwise noted.
(d)	Rate includes the cash interest or dividend rate and paid-in-kind interest or dividend rate, if any, as of December 31, 2015. Generally, payment-in-kind interest can be paid-in-kind or all in cash.
(e)	The investment bears interest at a variable rate that is determined by reference to LIBOR, which is reset monthly. The interest rate is set as LIBOR + 11.5% and is subject to a 12.5% interest rate floor. The Company has provided the interest rate in effect as of December 31, 2015.
(f)	Income producing. Maturity date, if any, represents mandatory redemption date.
(g)	Investment is held by a wholly-owned subsidiary of the Company.
(h)	The entire commitment was unfunded at December 31, 2015. As such, no interest is being earned on this investment.
(i)	Investment pledged as collateral for the Credit Facility and, as a result, is not directly available to the creditors of the Company to satisfy any obligations of the Company other than the Company’s obligations under the Credit Facility (see Note 6 to the consolidated financial statements).
(j)	The portion of the investment not held by the Funds is pledged as collateral for the Credit Facility and, as a result, is not directly available to the creditors of the Company to satisfy any obligations of the Company other than the Company’s obligations under the Credit Facility (see Note 6 to the consolidated financial statements).

FIDUS INVESTMENT CORPORATION

Consolidated Schedule of Investments—(Continued)

December 31, 2015

(In thousands, except shares)

(k)	As defined in the 1940 Act, the Company is deemed to be an “Affiliated Person” of this portfolio company because it owns 5% or more of the portfolio company’s outstanding voting securities or it has the power to exercise control over the management or policies of such portfolio company. Transactions in which the issuer was an Affiliated Person are detailed in Note 3 to the consolidated financial statements.
(l)	As defined in the 1940 Act, the Company is deemed to be both an “Affiliated Person” of and “Control” this portfolio company because it owns 25% or more of the portfolio company’s outstanding voting securities or it has the power to exercise control over the management or policies of such portfolio company. Transactions in which the issuer was both an Affiliated Person and a portfolio company that the Company is deemed to Control are detailed in Note 3 to the consolidated financial statements.
(m)	Investment was on non-accrual status as of December 31, 2015, meaning the Company has ceased recognizing interest income on the investment.
(n)	Investment in portfolio company that has sold its operations and is in the process of winding down.

See Notes to Consolidated Financial Statements.

FIDUS INVESTMENT CORPORATION

Consolidated Schedule of Investments

December 31, 2014

(In thousands, except shares)

Industry Portfolio Company (a) (b) Investment Type (c)	Rate (d) Cash/PIK	Maturity	Principal Amount	Cost	Fair Value	Percent of Net Assets

Aerospace & Defense Manufacturing
FDS Avionics Corp.
(dba Flight Display Systems)
Subordinated Note	12.3%/0.0%	4/1/2020	$5,200	$5,175	$5,175
Common Equity (200 units) (h)				2,000	2,000

				7,175	7,175	3%

Lightning Diversion Systems, LLC
Senior Secured Loan	10.5%/0.0%	12/20/2018	12,198	12,154	12,198
Revolving Loan ($1,000 commitment) (g)	N/A	12/20/2018	—	(2)	(2)
Common Equity (600,000 units)				—	2,204

				12,152	14,400	6%

Malabar International (j)
Subordinated Note (i)	12.5%/2.5%	5/21/2017	7,264	7,239	7,264
Preferred Equity (1,494 shares) (e)	6.0%/0.0%			1,992	3,258

				9,231	10,522	4%

Simplex Manufacturing Co.
Subordinated Note	14.0%/0.0%	11/1/2015	4,550	4,537	4,537
Warrant (24 shares)				710	813

				5,247	5,350	2%

Apparel Distribution
Jacob Ash Holdings, Inc.
Subordinated Note (i)	13.0%/4.0%	6/30/2018	4,000	3,992	4,000
Subordinated Note	13.0%/0.0%	6/30/2018	963	953	963
Preferred Equity (66,138 shares) (e)	0.0%/15.0%	6/30/2018		798	810
Warrant (63,492 shares)				67	—

				5,810	5,773	2%

Building Products Manufacturing
US GreenFiber, LLC
Subordinated Note (i)	12.5%/0.0%	1/2/2019	14,000	13,936	13,936
Common Equity (1,667 units) (f)(h)				500	500

				14,436	14,436	6%

Business Services
Inflexxion, Inc. (j)
Senior Secured Loan	12.5%/0.0%	12/16/2019	4,750	4,726	4,726
Revolving Loan ($1,000 commitment) (h)	12.5%/0.0%	12/16/2019	300	295	295
Preferred Equity (1,400 units)				1,400	1,400

				6,421	6,421	3%

Plymouth Rock Energy, LLC
Senior Secured Loan	11.8%/0.0%	5/14/2017	6,000	5,973	5,973	2%

Commercial Cleaning
Premium Franchise Brands, LLC
Preferred Equity (1,054,619 shares)				832	718	0%

Component Manufacturing
Channel Technologies Group, LLC
Subordinated Note	11.0%/1.3%	4/10/2019	7,000	6,952	6,619
Preferred Equity (612 units) (f)(h)				1,139	686
Common Equity (612,432 units) (f)(h)				—	—

				8,091	7,305	3%
Toledo Molding & Die, Inc.
Subordinated Note (h)	10.5%/0.0%	12/18/2018	10,000	9,851	9,851	4%

FIDUS INVESTMENT CORPORATION

Consolidated Schedule of Investments—(Continued)

December 31, 2014

(In thousands, except shares)

Industry Portfolio Company (a) (b) Investment Type (c)	Rate (d) Cash/PIK	Maturity	Principal Amount	Cost	Fair Value	Percent of Net Assets

Consumer Products
Grindmaster Corporation
Subordinated Note	11.5%/0.0%	10/31/2019	$10,500	$10,456	$10,456	4%

World Wide Packaging, LLC (j)
Subordinated Note (h)	12.0%/1.8%	10/26/2018	10,097	10,063	10,097
Common Equity (1,517,573 units) (f)(h)				1,518	1,515

				11,581	11,612	5%

Electronic Components Supplier
Apex Microtechnology, Inc. (j)
Warrant (2,293 units)				220	254
Common Equity (11,690 shares)				1,169	1,302

				1,389	1,556	1%

Financial Services
National Truck Protection Co., Inc.
Senior Secured Loan	13.5%/2.0%	9/13/2018	12,662	12,598	12,662
Common Units (1,109 shares)				758	1,923

				13,356	14,585	6%

Healthcare Products
Allied 100 Group, Inc.
Subordinated Note (i)	11.5%/0.0%	5/26/2020	13,000	12,936	12,936
Common Equity (1,250,000 units) (h)				1,250	1,250

				14,186	14,186	6%

Anatrace Products, LLC
Senior Secured Loan	11.5%/1.5%	10/11/2018	9,500	9,469	9,500
Revolving Loan ($500 commitment) (g)	N/A	10/11/2018	—	(2)	(2)
Common Equity (360,000 shares) (h)				360	520

				9,827	10,018	4%

MedPlast, LLC
Subordinated Note (h)	11.0%/1.5%	3/31/2019	10,185	10,126	10,185
Preferred Equity (188 shares) (e)(h)	0.0%/8.0%			206	206
Common Equity (3,728 shares) (h)				62	65

				10,394	10,456	4%

Pfanstiehl, Inc. (j)
Subordinated Note	12.0%/1.5%	9/29/2018	6,208	6,168	6,208
Common Equity (8,500 units) (h)				850	3,088

				7,018	9,296	4%

Healthcare Services
Continental Anesthesia Management, LLC
Senior Secured Loan	8.0%/6.0%	4/15/2015	10,259	10,252	10,130
Warrant (263 shares)				276	—

				10,528	10,130	4%

Medsurant Holdings, LLC (j)
Subordinated Note	9.5%/4.5%	7/12/2016	10,129	9,603	10,129
Preferred Equity (126,662 units) (f)				1,345	1,027
Warrant (505,176 units) (f)				4,516	3,715

				15,464	14,871	6%

FIDUS INVESTMENT CORPORATION

Consolidated Schedule of Investments—(Continued)

December 31, 2014

(In thousands, except shares)

Industry Portfolio Company (a) (b) Investment Type (c)	Rate (d) Cash/PIK	Maturity	Principal Amount	Cost	Fair Value	Percent of Net Assets

Oaktree Medical Centre, P.C.
(dba Pain Management Associates)
Senior Secured Loan (h)	6.5%/0.0%	5/6/2019	$700	$694	$675
Senior Secured Loan (h)	14.0%/0.0%	5/6/2019	5,300	5,254	5,000
Revolving Loan ($500 commitment) (h)	6.5%/0.0%	5/6/2019	250	246	250

				6,194	5,925	2%

United Biologics, LLC
Subordinated Note	12.0%/2.0%	3/5/2017	8,688	8,393	8,688
Preferred Equity (98,377 units) (f)(h)				1,069	1,069
Warrant (57,469 units)				566	281

				10,028	10,038	4%

Industrial Cleaning & Coatings
K2 Industrial Services, Inc.
Subordinated Note	11.8%/2.8%	5/23/2017	15,213	15,162	15,213
Preferred Equity - Series A (1,200 shares)				1,200	914
Preferred Equity - Series B (74 shares)				68	83

				16,430	16,210	7%

Information Technology Services
Acentia, LLC
Common Units (499 units)				500	243	0%

FTH Acquisition Corp. VII
Subordinated Note	13.0%/0.0%	2/27/2015	8,395	8,395	8,350
Preferred Equity (887,122 shares)				887	621

				9,282	8,971	4%

Laundry Services
Caldwell & Gregory, LLC
Subordinated Note	11.5%/1.0%	11/30/2018	1,524	1,502	1,524
Subordinated Note	0.0%/12.0%	5/31/2019	3,618	3,394	3,618
Common Equity (500,000 units) (f)				500	568
Warrant (242,121 units) (f)				242	275

				5,638	5,985	2%
Oil & Gas Services
IOS Acquisitions, Inc.
Subordinated Note	12.0%/3.3%	6/26/2018	14,263	14,175	13,788
Common Equity (2,152 shares) (h)				500	364

				14,675	14,152	6%

Pinnergy, Ltd.
Subordinated Note (i)	10.5%/0.8%	1/24/2020	20,000	19,931	19,812	8%

Printing Services
Brook & Whittle Limited
Subordinated Note	12.0%/4.8%	12/31/2016	7,297	7,297	7,272
Subordinated Note	12.0%/2.0%	12/31/2016	2,250	2,250	2,153
Warrant (1,051 shares)				285	134
Common Equity - Series A (148 shares)				110	20
Common Equity - Series D (527 shares)				53	71

				9,995	9,650	4%

Restaurants
ACFP Management, Inc.
Common Units (1,000,000 units) (h)				1,091	1,587	1%

Restaurant Finance Co, LLC
Senior Secured Loan ($10,500 commitment) (i)	12.0%/4.0%	7/31/2020	5,145	5,133	5,145	2%

FIDUS INVESTMENT CORPORATION

Consolidated Schedule of Investments—(Continued)

December 31, 2014

(In thousands, except shares)

Industry Portfolio Company (a) (b) Investment Type (c)	Rate (d) Cash/PIK	Maturity	Principal Amount	Cost	Fair Value	Percent of Net Assets

Retail
EBL, LLC (EbLens)
Subordinated Note (h)	12.0%/3.0%	2/2/2018	$9,610	$9,584	$9,706
Common Equity (750,000 units) (f)(h)				750	981

				10,334	10,687	4%

Retail Cleaning
Paramount Building Solutions, LLC (k)
Subordinated Note	7.0%/3.0%	12/31/2017	1,118	1,118	1,067
Subordinated Note	7.0%/7.0%	12/31/2017	2,842	2,842	2,687
Warrant (1,086,035 units) (f)				—	—
Preferred Equity (5,000,000 units) (f)				5,000	490
Common Equity (107,143 units) (f)				1,500	—

				10,460	4,244	2%

Safety Products Manufacturing
Safety Products Group, LLC (j)
Subordinated Note	12.0%/1.5%	12/30/2018	10,000	9,965	10,000
Preferred Equity (749 units) (f)(h)				749	812
Common Equity (676 units) (f)(h)				1	—

				10,715	10,812	4%

Specialty Chemicals
FAR Research Inc. (j)
Senior Secured Loan (i)	11.8%/0.0%	3/31/2019	7,600	7,567	7,600
Revolving Loan ($1,750 commitment) (h)	11.8%/0.0%	3/31/2019	136	129	136
Common Equity (10 units)				1,000	938

				8,696	8,674	4%

Specialty Cracker Manufacturing
Westminster Cracker Company, Inc. (j)
Preferred Equity (95,798 units)				70	152
Common Equity (1,208,197 units)				1,208	1,804

				1,278	1,956	1%

Specialty Distribution
Carlson Systems Holdings, Inc.
Subordinated Note (i)	11.5%/0.0%	5/20/2020	12,000	11,941	11,941
Common Equity (7,500 units) (h)				750	750

				12,691	12,691	5%

Connect-Air International, Inc.
Subordinated Note	12.8%/0.0%	11/5/2018	11,400	11,395	11,400
Common Equity				—	4,600

				11,395	16,000	7%

Virginia Tile Company, LLC
Subordinated Note (i)	12.3%/0.0%	5/19/2020	12,000	11,940	11,940
Common Equity (19.5 shares)				250	250

				12,190	12,190	5%

Utility Equipment Manufacturing
Trantech Radiator Products, Inc. (j)
Subordinated Note (h)	12.0%/1.8%	5/4/2017	9,518	9,498	9,518
Common Equity (6,875 shares) (h)				688	962

				10,186	10,480	4%

FIDUS INVESTMENT CORPORATION

Consolidated Schedule of Investments—(Continued)

December 31, 2014

(In thousands, except shares)

Industry Portfolio Company (a) (b) Investment Type (c)	Rate (d) Cash/PIK	Maturity	Principal Amount	Cost	Fair Value	Percent of Net Assets

Transportation Services
Worldwide Express Operations, LLC
Subordinated Note	11.5%/1.0%	8/1/2020	12,678	$12,578	$12,678
Common Equity (2,500,000 units) (f)(h)				2,500	3,135

				15,078	15,813	7%

Total Investments				$391,338	$396,355	163%

(a)	See Note 3 to the consolidated financial statements for portfolio composition by geographic location.
(b)	Equity ownership may be held in shares or units of companies related to the portfolio companies.
(c)	All debt investments are income producing. Equity investments are non-income producing unless otherwise noted.
(d)	Rate includes the cash interest or dividend rate and paid-in-kind interest or dividend rate, if any, as of December 31, 2014. Generally, payment-in-kind interest can be paid-in-kind or all in cash.
(e)	Income producing. Maturity date, if any, represents mandatory redemption date.
(f)	Investment is held by a wholly-owned subsidiary of the Company.
(g)	The entire commitment was unfunded at December 31, 2014. As such, no interest is being earned on this investment.
(h)	Investment pledged as collateral for the Credit Facility and, as a result, is not directly available to the creditors of the Company to satisfy any obligations of the Company other than the Company’s obligations under the Credit Facility (see Note 6 to the consolidated financial statements).
(i)	The portion of the investment not held by the Funds is pledged as collateral for the Credit Facility and, as a result, is not directly available to the creditors of the Company to satisfy any obligations of the Company other than the Company’s obligations under the Credit Facility (see Note 6 to the consolidated financial statements).
(j)	As defined in the 1940 Act, the Company is deemed to be an “Affiliated Person” of this portfolio company because it owns 5% or more of the portfolio company’s outstanding voting securities or it has the power to exercise control over the management or policies of such portfolio company. Transactions in which the issuer was an Affiliated Person are detailed in Note 3 to the consolidated financial statements.
(k)	As defined in the 1940 Act, the Company is deemed to be both an “Affiliated Person” of and “Control” this portfolio company because it owns 25% or more of the portfolio company’s outstanding voting securities or it has the power to exercise control over the management or policies of such portfolio company. Transactions in which the issuer was both an Affiliated Person of and a portfolio company that the Company is deemed to Control are detailed in Note 3 to the consolidated financial statements.

See Notes to Consolidated Financial Statements.

FIDUS INVESTMENT CORPORATION

Notes to Consolidated Financial Statements

(In thousands, except shares and per share data)

Note 1. Organization and Nature of Business

Fidus Investment Corporation, a Maryland corporation (“FIC,” and together with its subsidiaries, the “Company”), was formed on February 14, 2011 for the purposes of (i) acquiring 100% of the limited partnership interests of Fidus Mezzanine Capital, L.P. and its consolidated subsidiaries (collectively, “Fund I”) and 100% of the membership interests of Fund I’s general partner, Fidus Mezzanine Capital GP, LLC (“FMCGP”), (ii) raising capital in an initial public offering that was completed in June 2011 (the “IPO”) and (iii) thereafter operating as an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).

On June 20, 2011, FIC acquired 100% of the limited partnership interests in Fund I and 100% of the equity interests in FMCGP, in exchange for 4,056,521 shares of common stock in FIC (the “Formation Transactions”). Fund I became FIC’s wholly-owned subsidiary, retained its license to operate as a Small Business Investment Company (“SBIC”), and continues to hold investments and make new investments. The IPO consisted of the sale of 5,370,500 shares of the Company’s common stock, including shares purchased by the underwriters pursuant to their exercise of the over-allotment option, at a price of $15.00 per share resulting in net proceeds of $73,626, after deducting underwriting fees and commissions and offering costs totaling $6,932.

The Company provides customized debt and equity financing solutions to lower middle-market companies. Fund I commenced operations on May 1, 2007, and on October 22, 2007, was granted a license to operate as a SBIC under the authority of the U.S. Small Business Administration (“SBA”). On March 29, 2013, the Company commenced operations of a second wholly-owned subsidiary, Fidus Mezzanine Capital II, L.P. (“Fund II”) and on May 28, 2013, was granted a second license to operate Fund II as an SBIC. Collectively, Fund I and Fund II are referred to as the “Funds.” The SBIC licenses allow the Funds to obtain leverage by issuing SBA-guaranteed debentures (“SBA debentures”), subject to the issuance of leverage commitments by the SBA and other customary procedures. As SBICs, the Funds are subject to a variety of regulations and oversight by the SBA under the Small Business Investment Act of 1958, as amended (the “SBIC Act”), concerning, among other things, the size and nature of the companies in which they may invest and the structure of those investments.

Fund I has also elected to be regulated as a BDC under the 1940 Act. Fund II will not be registered under the 1940 Act and will rely on the exclusion from the definition of investment company contained in Section 3(c)(7) of the 1940 Act. In addition, for federal income tax purposes, the Company elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), commencing with its taxable year ended December 31, 2011.

For all periods subsequent to the consummation of the Formation Transactions and the IPO, the Company pays a quarterly base management fee and an incentive fee to Fidus Investment Advisors, LLC (the “Investment Advisor”) under an investment advisory agreement (the “Investment Advisory Agreement”). The initial investment professionals of the Investment Advisor were previously employed by Fidus Capital, LLC, who was the investment advisor to Fund I prior to consummation of the Formation Transactions.

Note 2. Significant Accounting Policies

Basis of presentation: The accompanying consolidated financial statements of the Company have been prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”) pursuant to the requirements for reporting on Form 10-K, Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies (“ASC 946), and Articles 6 or 10 of Regulation S-X. In the opinion

FIDUS INVESTMENT CORPORATION

Notes to Consolidated Financial Statements—(Continued)

(In thousands, except shares and per share data)

of management, the consolidated financial statements reflect all adjustments and reclassifications that are necessary for the fair presentation of financial results as of and for the periods presented. Certain prior period amounts have been reclassified to conform to the current period presentation.

Use of estimates: The preparation of the consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Consolidation: Pursuant to Article 6 of Regulation S-X and ASC 946, the Company will generally not consolidate its investments in a company other than an investment company subsidiary or a controlled operating company whose business consists of providing services to the Company. As a result, the consolidated financial statements of the Company include only the accounts of the Company and its wholly-owned subsidiaries, including the Funds. All significant intercompany balances and transactions have been eliminated.

Fair value of financial instruments: The Company measures and discloses fair value with respect to substantially all of its financial instruments in accordance with ASC Topic 820 — Fair Value Measurements and Disclosures (“ASC Topic 820”). ASC Topic 820 defines fair value, establishes a framework used to measure fair value, and requires disclosures for fair value measurements, including the categorization of financial instruments into a three-level hierarchy based on the transparency of valuation inputs. See Note 4 to the consolidated financial statements for further discussion regarding the fair value measurements and hierarchy.

Investment classification: The Company classifies its investments in accordance with the requirements of the 1940 Act. Under the 1940 Act, “Control Investments” are defined as investments in those companies where the Company owns more than 25% of the voting securities of such company or has rights to maintain greater than 50% of the board representation. Under the 1940 Act, “Affiliate Investments” are defined as investments in those companies where the Company owns between 5% and 25% of the voting securities of such company. “Non-Control/Non-Affiliate Investments” are those that neither qualify as Control Investments nor Affiliate Investments.

Segments: In accordance with ASC Topic 280 — Segment Reporting, the Company has determined that it has a single reporting segment and operating unit structure.

Cash and cash equivalents: Cash and cash equivalents are highly liquid investments with an original maturity of three months or less at the date of acquisition. The Company places its cash in financial institutions and, at times, such balances may be in excess of the Federal Deposit Insurance Corporation insurance limits. The Company does not believe its cash balances are exposed to any significant credit risk.

Deferred financing costs: Deferred financing costs consist of fees and expenses paid in connection with the Credit Facility (as defined in Note 6) and SBA debentures. Deferred financing costs are capitalized and amortized over the term of the debt agreement using the effective interest method.

Deferred equity financing costs: Deferred equity financing costs include registration expenses related to shelf filings, including expenses related to the launch of the ATM Program. These expenses primarily consist of Securities and Exchange Commission (“SEC”) registration fees, legal fees and accounting fees incurred. These expenses are included in prepaid assets and are charged to additional paid in capital upon the receipt of proceeds from an equity offering or charged to expense if no offering is completed.

FIDUS INVESTMENT CORPORATION

Notes to Consolidated Financial Statements—(Continued)

(In thousands, except shares and per share data)

Realized gains or losses and unrealized appreciation or depreciation on investments: Realized gains or losses on investments are recorded upon the sale or disposition of a portfolio investment and are calculated as the difference between the net proceeds from the sale or disposition and the cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized. Net change in unrealized appreciation or depreciation on the consolidated statements of operations includes changes in the fair value of investments from the prior period, as determined in good faith by the Company’s board of directors (the “Board”) through the application of the Company’s valuation policy, as well as reclassifications of any prior period unrealized appreciation or depreciation on exited investments to realized gains or losses on investments.

Interest, fee and dividend income: Interest and dividend income is recorded on the accrual basis to the extent that the Company expects to collect such amounts. Interest and dividend income is accrued daily based on the outstanding principal amount and the contractual terms of the debt or preferred equity investment. Dividend income is recorded at the point an obligation exists for the portfolio company to make a distribution. Distributions from portfolio companies are evaluated to determine if the distribution is a distribution of earnings or a return of capital.

Certain of the Company’s investments contain a payment-in-kind (“PIK”) income provision. The PIK income, computed at the contractual rate specified in the applicable investment agreement, is added to the principal balance of the investment, rather than being paid in cash, and recorded as interest or dividend income, as applicable, on the consolidated statements of operations. Generally, PIK can be paid-in-kind or all in cash. The Company stops accruing PIK income when there is reasonable doubt that PIK income will be collected. PIK income is included in the Company’s taxable income and, therefore, affects the amount the Company is required to pay to shareholders in the form of dividends in order to maintain the Company’s status as a RIC and to avoid corporate federal income tax, even though the Company has not yet collected the cash.

When there is reasonable doubt that principal, interest or dividends will be collected, loans or preferred equity investments are placed on non-accrual status and the Company will generally cease recognizing interest or dividend income. Interest and dividend payments received on non-accrual investments may be recognized as interest or dividend income or may be applied to the investment principal balance based on management’s judgment. Non-accrual investments are restored to accrual status when past due principal, interest or dividends are paid and, in management’s judgment, payments are likely to remain current.

In connection with the Company’s debt investments, the Company will sometimes receive warrants or other equity-related securities from the borrower (“Warrants”). The Company determines the cost basis of Warrants based upon their respective fair values on the date of receipt in proportion to the total fair value of the debt and Warrants received. Any resulting difference between the face amount of the debt and its recorded fair value resulting from the assignment of value to the Warrants is treated as original issue discount (“OID”), and accreted into interest income using the effective interest method over the term of the debt investment.

Transaction fees earned in connection with the Company’s investments are recognized as fee income. Such fees typically include fees for services, including structuring and advisory services, provided to portfolio companies. The Company recognizes income from fees for providing such structuring and advisory services when the services are rendered or the transactions are completed. Upon the prepayment of a loan or debt security, any prepayment penalties are recorded as fee income when earned.

The Company also typically receives loan origination or closing fees in connection with investments. Such loan origination and closing fees are capitalized as unearned income and offset against investment cost basis on the consolidated statements of assets and liabilities and accreted into income over the life of the investment.

FIDUS INVESTMENT CORPORATION

Notes to Consolidated Financial Statements—(Continued)

(In thousands, except shares and per share data)

Partial loan sales: The Company follows the guidance in ASC 860, Transfers and Servicing, when accounting for loan participations and other partial loan sales. Such guidance requires a participation or other partial loan sale to meet the definition of a “participating interest,” as defined in the guidance, in order for sale treatment to be allowed. Participations or other partial loan sales which do not meet the definition of a participating interest should remain on the Company’s consolidated statement of assets and liabilities and the proceeds recorded as a secured borrowing until the definition is met. Management has determined that all participations and other partial loan sale transactions entered into by the Company have met the definition of a participating interest. Accordingly, the Company uses sale treatment in accounting for such transactions.

Income taxes: The Company has elected to be treated as a RIC under Subchapter M of the Code, which will generally relieve the Company from U.S. federal income taxes with respect to all income distributed to stockholders. In order to qualify as a RIC, the Company is required to timely distribute to its stockholders at least 90.0% of “investment company taxable income,” as defined by Subchapter M of the Code, each year. Depending on the level of taxable income earned in a tax year, the Company may choose to carry forward taxable income in excess of current year distributions into the next tax year; however, the Company will pay a 4.0% excise tax if it does not distribute at least 98.0% of the current year’s ordinary taxable income. Any such carryover taxable income must be distributed through a dividend declared prior to the later of the date on which the final tax return related to the year in which the Company generated such taxable income is filed or the 15th day of the 9th month following the close of such taxable year. In addition, the Company will be subject to federal excise tax if it does not distribute at least 98.2% of its net capital gains realized, computed for any one year period ending October 31.

In the future, the Funds may be limited by provisions of the SBIC Act and SBA regulations governing SBICs from making certain distributions to FIC that may be necessary to enable FIC to make the minimum distributions required to qualify as a RIC.

The Company has certain wholly-owned taxable subsidiaries (the “Taxable Subsidiaries”), each of which generally holds one or more of the Company’s portfolio investments listed on the consolidated schedules of investments. The Taxable Subsidiaries are consolidated for financial reporting purposes, such that the Company’s consolidated financial statements reflect the Company’s investment in the portfolio companies owned by the Taxable Subsidiaries. The purpose of the Taxable Subsidiaries is to permit the Company to hold equity investments in portfolio companies that are taxed as partnerships for U.S. federal income tax purposes (such as entities organized as limited liability companies (“LLCs”) or other forms of pass through entities) while complying with the “source-of-income” requirements contained in the RIC tax provisions. The Taxable Subsidiaries are not consolidated with the Company for U.S. federal corporate income tax purposes, and each Taxable Subsidiary will be subject to U.S. federal corporate income tax on its taxable income. Any such income or expense is reflected in the consolidated statements of operations.

U.S. federal income tax regulations differ from GAAP, and as a result, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized under GAAP. Differences may be permanent or temporary. Permanent differences may arise as a result of, among other items, a difference in the book and tax basis of certain assets and nondeductible federal income taxes. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future.

ASC Topic 740 — Accounting for Uncertainty in Income Taxes (“ASC Topic 740”) provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the consolidated financial statements. ASC Topic 740 requires the evaluation of tax positions taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” to be respected by the

FIDUS INVESTMENT CORPORATION

Notes to Consolidated Financial Statements—(Continued)

(In thousands, except shares and per share data)

applicable tax authorities. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. It is the Company’s policy to recognize accrued interest and penalties related to uncertain tax benefits in income tax provision, if any. There were no material uncertain income tax positions at December 31, 2015 and 2014. The 2012 through 2014 tax years remain subject to examination by U.S. federal and most state tax authorities.

Distributions to stockholders: Distributions to stockholders are recorded on the record date with respect to such distributions. The amount, if any, to be distributed to stockholders, is determined by the Board each quarter and is generally based upon the earnings estimated by management. Net realized capital gains, if any, may be distributed at least annually, although the Company may decide to retain such capital gains for investment.

The determination of the tax attributes for the Company’s distributions is made annually, and is based upon the Company’s taxable income and distributions paid to its stockholders for the full year. Ordinary dividend distributions from a RIC do not qualify for the preferential tax rate on qualified dividend income from domestic corporations and qualified foreign corporations, except to the extent that the RIC received the income in the form of qualifying dividends from domestic corporations and qualified foreign corporations. The tax characterization of the Company’s distributions generally includes both ordinary income and capital gains but may also include qualified dividends or return of capital.

The Company has adopted a dividend reinvestment plan (“DRIP”) that provides for the reinvestment of dividends on behalf of its stockholders, unless a stockholder has elected to receive dividends in cash. As a result, if the Company declares a cash dividend, the Company’s stockholders who have not “opted out” of the DRIP at least three days prior to the dividend payment date will have their cash dividend automatically reinvested into additional shares of the Company’s common stock. The Company has the option to satisfy the share requirements of the DRIP through the issuance of new shares of common stock or through open market purchases of common stock by the DRIP plan administrator. Newly issued shares are valued based upon the final closing price of the Company’s common stock on a date determined by the Board. Shares purchased in the open market to satisfy the DRIP requirements will be valued based upon the average price of the applicable shares purchased by the DRIP plan administrator before any associated brokerage or other costs. See Note 9 to the consolidated financial statements regarding dividend declarations and distributions.

Earnings and net asset value per share: The earnings per share calculations for the years ended December 31, 2015, 2014 and 2013, are computed utilizing the weighted average shares outstanding for the period. Net asset value per share is calculated using the number of shares outstanding as of the end of the period.

Recent accounting pronouncements: In February 2015, the FASB issued ASU 2015-02, Consolidation: Amendments to the Consolidation Analysis, which amends the criteria for determining which entities are considered variable interest entities (“VIEs”), amends the criteria for determining if a service provider possesses a variable interest in a VIE and ends the deferral granted to investment companies for application of the VIE consolidation model. This guidance is effective for annual and interim reporting periods of public entities beginning after December 15, 2015 and early adoption is permitted. The Company is currently evaluating the impact this ASU will have on the Company’s consolidated financial position or disclosures.

In April 2015, FASB issued ASU 2015-03, Interest — Imputation of interest (Subtopic 835-30): Simplifying the Presentation of Debt Issuance Costs, which requires that debt issuance costs related to a recognized debt liability be presented in the balance sheet as a direct deduction from the carrying amount of that debt liability rather than as an asset. Amortization of the costs will continue to be reported as interest expense. This guidance is effective for annual and interim periods beginning after December 15, 2015. The new guidance will be applied

FIDUS INVESTMENT CORPORATION

Notes to Consolidated Financial Statements—(Continued)

(In thousands, except shares and per share data)

retrospectively to each prior period presented. The Company is currently evaluating the impact this ASU will have on the Company’s consolidated financial position or disclosures.

In August 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2015-14, Revenue from Contracts with Customers (Topic 606), which supersedes the revenue recognition requirements in Revenue Recognition (Topic 605). Under the new guidance, an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. This guidance is effective for annual and interim reporting periods beginning after December 15, 2017 and early application is permitted only for annual reporting periods beginning after December 15, 2016, including interim reporting periods within that reporting period. The Company is currently evaluating the impact this ASU will have on the Company’s consolidated financial position or disclosures.

Note 3. Portfolio Company Investments

The Company’s portfolio investments principally consist of secured and unsecured debt, equity warrants and direct equity investments in privately held companies. The debt investments may or may not be secured by either a first or second lien on the assets of the portfolio company. The debt investments generally bear interest at fixed rates, and generally mature between five and seven years from the original investment. In connection with a debt investment, the Company also may receive nominally priced equity warrants and/or make a direct equity investment in the portfolio company. The Company’s warrants or equity investments may be investments in a holding company related to the portfolio company. In addition, the Company periodically makes equity investments in its portfolio companies through Taxable Subsidiaries. In both situations, the investment is generally reported under the name of the operating company on the consolidated schedules of investments.

As of December 31, 2015, the Company had investments in 53 portfolio companies with an aggregate fair value of $443,269 and a weighted average effective yield on its debt investments of 13.3%. As of December 31, 2015, the Company held equity investments in 83.0% of its portfolio companies and the average fully diluted equity ownership in those portfolio companies was 8.3%. As of December 31, 2014, the Company had investments in 42 portfolio companies with an aggregate fair value of $396,355 and a weighted average effective yield on its debt investments of 13.4%. As of December 31, 2014, the Company held equity investments in 85.7% of its portfolio companies and the average fully diluted equity ownership in those portfolio companies was 8.7%. The weighted average yields were computed using the effective interest rates for debt investments at cost as of December 31, 2015 and 2014, including accretion of original issue discount and loan origination fees, but excluding investments on non-accrual status, if any.

Purchases of debt and equity investments for the years ended December 31, 2015, 2014 and 2013 totaled $136,380, $149,814 and $149,095, respectively. Proceeds from sales and repayments, including principal, return of capital distributions and realized gains, of portfolio investments for the years ended December 31, 2015, 2014 and 2013 totaled $94,686 and $62,643 and $131,199, respectively.

FIDUS INVESTMENT CORPORATION

Notes to Consolidated Financial Statements—(Continued)

(In thousands, except shares and per share data)

Investments by type with corresponding percentage of total portfolio investments consisted of the following:

	Fair Value				Cost
	December 31, 2015		December 31, 2014		December 31, 2015		December 31, 2014
Subordinated notes	$300,467	67.8%	$273,711	69.1%	$309,899	69.2%	$273,347	69.8%
Senior secured loans	88,485	20.0	74,286	18.7	88,505	19.7	74,486	19.0
Equity	44,899	10.1	42,886	10.8	42,651	9.5	36,623	9.4
Warrants	9,233	2.1	5,472	1.4	7,098	1.6	6,882	1.8
Royalty rights	185	—	—	—	185	—	—	—

Total	$443,269	100.0%	$396,355	100.0%	$448,338	100.0%	$391,338	100.0%

All investments made by the Company as of December 31, 2015 and 2014 were made in portfolio companies headquartered in the U.S. The following table shows portfolio composition by geographic region at fair value and cost and as a percentage of total investments. The geographic composition is determined by the location of the corporate headquarters of the portfolio company, which may not be indicative of the primary source of the portfolio company’s business.

	Fair Value				Cost
	December 31, 2015		December 31, 2014		December 31, 2015		December 31, 2014
Midwest	$119,291	26.8%	$94,572	23.9%	$116,015	25.9%	$92,721	23.7%
Southeast	107,975	24.4	113,516	28.6	113,430	25.3	113,725	29.0
Northeast	93,430	21.1	66,900	16.9	92,492	20.6	65,248	16.7
West	84,648	19.1	78,904	19.9	77,028	17.2	71,975	18.4
Southwest	37,925	8.6	42,463	10.7	49,373	11.0	47,669	12.2

Total	$443,269	100.0%	$396,355	100.0%	$448,338	100.0%	$391,338	100.0%

As of December 31, 2015 and 2014, the Company had no portfolio company investments that represented more than 10% of the total investment portfolio. As of December 31, 2015, the Company had debt investments in one portfolio company on non-accrual status, which had an aggregate cost and fair value of $5,203 and $618, respectively. As of December 31, 2014, there were no investments on non-accrual status.

Schedule 12-14. Consolidated Schedule of Investments In and Advances To Affiliates

The table below represents the fair value of control and affiliate investments as of December 31, 2014 and any gross additions and reductions made to such investments, as well as the ending fair value as of December 31, 2015.

Portfolio Company (1)	Credited to Income(2)	December 31, 2014 Fair Value	Gross Additions(3)	Gross Reductions(4)	December 31, 2015 Fair Value
Control Investments

Paramount Building Solutions, LLC
Subordinated Note	$—	$—	$625	$7	$618
Subordinated Note	—	—	275	275	—
Subordinated Note	51	1,067	597	1,664	—
Subordinated Note	169	2,687	84	2,771	—
Warrant	—	—	—	—	—

FIDUS INVESTMENT CORPORATION

Notes to Consolidated Financial Statements—(Continued)

(In thousands, except shares and per share data)

Portfolio Company (1)	Credited to Income(2)	December 31, 2014 Fair Value	Gross Additions(3)	Gross Reductions(4)	December 31, 2015 Fair Value
Preferred Equity	$—	$490	$339	$829	$—
Common Equity	—	—	—	—	—

	220	4,244	1,920	5,546	618

Total Control Investments	220	4,244	1,920	5,546	618

Affiliate Investments

Apex Microtechnology, Inc.
Warrant	—	254	20	—	274
Common Equity	40	1,302	123	—	1,425

	40	1,556	143	—	1,699
FAR Research Inc.
Senior Secured Loan	963	7,600	40	192	7,448
Revolving Loan	27	136	2	2	136
Common Equity	—	938	—	777	161

	990	8,674	42	971	7,745
Inflexxion, Inc.
Senior Secured Loan	543	4,726	5	1,261	3,470
Revolving Loan	30	295	241	404	132
Preferred Equity	—	1,400	—	1,400	—

	573	6,421	246	3,065	3,602
Malabar International
Subordinated Note	1,125	7,264	197	11	7,450
Preferred Equity	123	3,258	1,550	—	4,808

	1,248	10,522	1,747	11	12,258
Medsurant Holdings, LLC
Subordinated Note	1,781	10,129	775	10,904	—
Subordinated Note	125	—	1,765	1,765	—
Subordinated Note	97	—	6,211	—	6,211
Preferred Equity	—	1,027	488	—	1,515
Warrant	—	3,715	1,522	—	5,237

	2,003	14,871	10,761	12,669	12,963
Microbiology Research Associates, Inc.
Senior Secured Loan	202	—	3,750	—	3,750
Revolving Loan	9	—	—	—	—
Subordinated Note	594	—	6,250	—	6,250
Common Equity	—	—	1,444	—	1,444

	805	—	11,444	—	11,444

FIDUS INVESTMENT CORPORATION

Notes to Consolidated Financial Statements—(Continued)

(In thousands, except shares and per share data)

Portfolio Company (1)	Credited to Income(2)	December 31, 2014 Fair Value	Gross Additions(3)	Gross Reductions(4)	December 31, 2015 Fair Value
Mirage Trailers LLC
Senior Secured Loan	$204	$—	$8,912	$—	$8,912
Common Equity	25	—	2,475	—	2,475

	229	—	11,387	—	11,387
Pfanstiehl, Inc.
Subordinated Note	855	6,208	11	11	6,208
Common Equity	180	3,088	1,192	—	4,280

	1,035	9,296	1,203	11	10,488
Safety Products Group, LLC
Subordinated Note	1,377	10,000	9	9	10,000
Preferred Equity	—	812	22	—	834
Common Equity	—	—	—	—	—

	1,377	10,812	31	9	10,834
Steward Holding LLC
(dba Steward Advanced Materials)
Subordinated Note	243	—	6,987	—	6,987
Common Equity	—	—	1,000	—	1,000

	243	—	7,987	—	7,987
Trantech Radiator Products, Inc.
Subordinated Note	1,312	9,518	135	1,159	8,494
Common Equity	—	962	—	528	434

	1,312	10,480	135	1,687	8,928
Westminster Cracker Company, Inc.
Preferred Equity	16	152	16	168	—
Common Equity	65	1,804	—	1,613	191

	81	1,956	16	1,781	191
World Wide Packaging, LLC
Subordinated Note	1,413	10,097	180	—	10,277
Common Equity	54	1,515	528	—	2,043

	1,467	11,612	708	—	12,320

Total Affiliate Investments	$11,403	$86,200	$45,850	$20,204	$111,846

(1)	The principal amount, the ownership detail for equity investments, and if the investment is income producing is shown in the consolidated schedule of investments.
(2)	Represents the total amount of interest, fees or dividends included in 2015 income for the portion of the year ended December 31, 2015 that an investment was included in Control or Affiliate categories.
(3)	Gross additions include increases in the cost basis of investments resulting from a new portfolio investment, follow on investments, accrued PIK interest or dividends, and accretion of OID and loan origination fees. Gross additions also include net increases in unrealized appreciation or net decreases in unrealized depreciation, as well as the movement of an existing portfolio company into this category and out of a different category.

FIDUS INVESTMENT CORPORATION

Notes to Consolidated Financial Statements—(Continued)

(In thousands, except shares and per share data)

(4)	Gross reductions include decreases in the cost basis of investments resulting from principal repayments, if any. Gross reductions also include net increases in unrealized depreciation or net decreases in unrealized appreciation as well as the movement of an existing portfolio company out of this category and into a different category.

Note 4. Fair Value Measurements

Investments

The Board has established and documented processes and methodologies for determining the fair values of portfolio company investments on a recurring basis in accordance with ASC Topic 820 and consistent with the requirements of the 1940 Act. Fair value is the price, determined at the measurement date, that would be received in the sale of an asset or paid to transfer a liability in an orderly transaction between market participants. Where available, fair value is based on observable market prices or parameters, or derived from such prices or parameters. Where observable prices or inputs are not available or reliable, valuation techniques described below are applied. Under ASC Topic 820, portfolio investments recorded at fair value in the consolidated financial statements are classified within the fair value hierarchy based upon the level of judgment associated with the inputs used to measure their value, as defined below:

Level 1 — Inputs are unadjusted, quoted prices in active markets for identical assets as of the measurement date.

Level 2 — Inputs include quoted prices for similar assets in active markets, or that are quoted prices for identical or similar assets in markets that are not active and inputs that are observable, either directly or indirectly, for substantially the full term, if applicable, of the investment.

Level 3 — Inputs include those that are both unobservable and significant to the overall fair value measurement.

An investment’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement. The Company’s investment portfolio is comprised entirely of debt and equity securities of privately held companies for which quoted prices falling within the categories of Level 1 and Level 2 inputs are not available. Therefore, the Company values all of its portfolio investments at fair value, as determined in good faith by the Board, using Level 3 inputs. The degree of judgment exercised by the Board in determining fair value is greatest for investments classified as Level 3 inputs. Due to the inherent uncertainty of determining the fair values of investments that do not have readily available market values, the Board’s estimate of fair values may differ significantly from the values that would have been used had a ready market for the securities existed, and those differences may be material. In addition, changes in the market environment, portfolio company performance and other events that may occur over the lives of the investments may cause the amounts ultimately realized on these investments to be materially different than the valuations currently assigned.

With respect to investments for which market quotations are not readily available, the Board undertakes a multi-step valuation process each quarter, as described below:

•

the quarterly valuation process begins with each portfolio company or investment being initially evaluated and rated by the investment professionals of the Investment Advisor responsible for the portfolio investment;

FIDUS INVESTMENT CORPORATION

Notes to Consolidated Financial Statements—(Continued)

(In thousands, except shares and per share data)

•	preliminary valuation conclusions are then documented and discussed with the investment committee of the Investment Advisor;

•

the Board engages one or more independent valuation firm(s) to conduct independent appraisals of a selection of our portfolio investments for which market quotations are not readily available. Each portfolio company investment is generally appraised by the valuation firm(s) at least once every calendar year and each new portfolio company investment is appraised at least once in the twelve-month period following the initial investment. In certain instances, the Company may determine that it is not cost-effective, and as a result it is not in the Company’s stockholders’ best interest, to request the independent appraisal of certain portfolio company investments. Such instances include, but are not limited to, situations where the Company determines that the fair value of the portfolio company investment is relatively insignificant to the fair value of the total portfolio. The Board consulted with the independent valuation firm(s) in arriving at the Company’s determination of fair value for 16 and 9 of its portfolio company investments representing 43.0% and 20.7% of the total portfolio investments at fair value (exclusive of new portfolio company investments made during the three months ended December 31, 2015 and 2014, respectively) as of December 31, 2015 and 2014, respectively.

•

the audit committee of the Board reviews the preliminary valuations of the Investment Advisor and of the independent valuation firm(s) and responds and supplements the valuation recommendations to reflect any comments; and

•

the Board discusses these valuations and determines the fair value of each investment in our portfolio in good faith, based on the input of the Investment Advisor, the independent valuation firm(s) and the audit committee.

In making the good faith determination of the value of portfolio investments, the Board starts with the cost basis of the security. The transaction price is typically the best estimate of fair value at inception. When evidence supports a subsequent change to the carrying value from the original transaction price, adjustments are made to reflect the expected exit values.

Consistent with the policies and methodologies adopted by the Board, the Company performs detailed valuations of its debt and equity investments, including an analysis on the Company’s unfunded loan commitments, using both the market and income approaches as appropriate. Under the market approach, the Company typically uses the enterprise value methodology to determine the fair value of an investment. There is no one methodology to estimate enterprise value and, in fact, for any one portfolio company, enterprise value is generally best expressed as a range of values, from which the Company derives a single estimate of enterprise value. Under the income approach, the Company typically prepares and analyzes discounted cash flow models to estimate the present value of future cash flows of either an individual debt investment or of the underlying portfolio company itself.

The Company evaluates investments in portfolio companies using the most recent portfolio company financial statements and forecasts. The Company also consults with the portfolio company’s senior management to obtain further updates on the portfolio company’s performance, including information such as industry trends, new product development and other operational issues.

For the Company’s debt investments, including senior secured loans and subordinated notes, the primary valuation technique used to estimate the fair value is the discounted cash flow method. However, if there is deterioration in credit quality or a debt investment is in workout status, the Company may consider other methods in determining the fair value, including the value attributable to the debt investment from the enterprise

FIDUS INVESTMENT CORPORATION

Notes to Consolidated Financial Statements—(Continued)

(In thousands, except shares and per share data)

value of the portfolio company or the proceeds that would be received in a liquidation analysis. The Company’s discounted cash flow models estimate a range of fair values by applying an appropriate discount rate to the future cash flow streams of its debt investments, based on future interest and principal payments as set forth in the associated loan agreements. The Company prepares a weighted average cost of capital for use in the discounted cash flow model for each investment, based on factors including, but not limited to: current pricing and credit metrics for similar proposed or executed investment transactions of private companies; the portfolio company’s historical financial results and outlook; and the portfolio company’s current leverage and credit quality as compared to leverage and credit quality as of the date the investment was made. The Company may also consider the following factors when determining the fair value of debt investments: the portfolio company’s ability to make future scheduled payments; prepayment penalties and other fees; estimated remaining life; the nature and realizable value of any collateral securing such debt investment; and changes in the interest rate environment and the credit markets that generally may affect the price at which similar investments may be made. The Company estimates the remaining life of its debt investments to generally be the legal maturity date of the instrument, as the Company generally intends to hold its loans to maturity. However, if the Company has information available to it that the loan is expected to be repaid in the near term, it would use an estimated remaining life based on the expected repayment date.

For the Company’s equity investments, including equity and warrants, the Company generally uses a market approach, including valuation methodologies consistent with industry practice, to estimate the enterprise value of portfolio companies. Typically, the enterprise value of a private company is based on multiples of EBITDA, net income, revenues, or in limited cases, book value. In estimating the enterprise value of a portfolio company, the Company analyzes various factors consistent with industry practice, including but not limited to original transaction multiples, the portfolio company’s historical and projected financial results, applicable market trading and transaction comparables, applicable market yields and leverage levels, the nature and realizable value of any collateral, the markets in which the portfolio company does business, and comparisons of financial ratios of peer companies that are public. Where applicable, the Company considers the Company’s ability to influence the capital structure of the portfolio company, as well as the timing of a potential exit.

The Company may also utilize an income approach when estimating the fair value of its equity securities, either as a primary methodology if consistent with industry practice or if the market approach is otherwise not applicable, or as a supporting methodology to corroborate the fair value ranges determined by the market approach. The Company typically prepares and analyzes discounted cash flow models based on projections of the future free cash flows (or earnings) of the portfolio company. The Company considers various factors, including but not limited to the portfolio company’s projected financial results, applicable market trading and transaction comparables, applicable market yields and leverage levels, the markets in which the portfolio company does business, and comparisons of financial ratios of peer companies that are public.

The fair value of the Company’s royalty rights are calculated based on projected future cash flows and the specific provisions contained in the pertinent agreements. The determination of the fair value of such royalty rights is not a significant component of the Company’s valuation process.

The Company reviews the fair value hierarchy classifications on a quarterly basis. Reclassifications impacting Level 3 of the fair value hierarchy are reported as transfers in or out of the Level 3 category as of the beginning of the quarter in which the reclassifications occur. There were no transfers among Levels 1, 2, and 3 during the years ended December 31, 2015 and 2014.

FIDUS INVESTMENT CORPORATION

Notes to Consolidated Financial Statements—(Continued)

(In thousands, except shares and per share data)

The following tables present a reconciliation of the beginning and ending balances for fair valued investments measured using significant unobservable inputs (Level 3) for the years ended December 31, 2015 and 2014:

	Subordinated Notes	Senior Secured Loans	Equity	Warrants	Royalty Rights	Total
Balance, December 31, 2013	$214,400	$53,387	$32,560	$6,634	$—	$306,981
Net realized (losses) gains on investments	(13,742)	—	(3,973)	686	—	(17,029)
Net change in unrealized (depreciation) appreciation on investments	5,928	(276)	8,685	(1,087)	—	13,250
Non-cash conversion of security types	1,833	(6,833)	5,000	—	—	—
Purchase of investments	103,663	33,086	12,238	827	—	149,814
Proceeds from sales and repayments of investments	(43,356)	(5,592)	(12,107)	(1,588)	—	(62,643)
Interest and dividend income paid-in-kind	4,577	586	454	—	—	5,617
Proceeds from loan origination fees	(589)	(195)	(23)	—	—	(807)
Accretion of loan origination fees	402	82	45	—	—	529
Accretion of original issue discount	595	41	7	—	—	643

Balance, December 31, 2014	273,711	74,286	42,886	5,472	—	396,355
Net realized gains on investments	155	—	9,376	—	—	9,531
Net change in unrealized (depreciation) appreciation on investments	(9,796)	180	(4,015)	3,545	—	(10,086)
Purchase of investments	98,050	28,341	9,496	216	277	136,380
Proceeds from sales and repayments of investments	(66,420)	(15,162)	(13,012)	—	(92)	(94,686)
Interest and dividend income paid-in-kind	4,170	813	187	—	—	5,170
Proceeds from loan origination fees	(485)	(260)	(25)	—	—	(770)
Accretion of loan origination fees	514	280	3	—	—	797
Accretion of original issue discount	568	7	3	—	—	578

Balance, December 31, 2015	$300,467	$88,485	$44,899	$9,233	$185	$443,269

Net change in unrealized (depreciation) appreciation of $(5,363) and $2,294 for the years ended December 31, 2015 and 2014, respectively, was attributable to Level 3 investments held at December 31, 2015 and 2014, respectively.

FIDUS INVESTMENT CORPORATION

Notes to Consolidated Financial Statements—(Continued)

(In thousands, except shares and per share data)

The following tables summarize the significant unobservable inputs by valuation technique used to determine the fair value of the Company’s Level 3 debt and equity investments as of December 31, 2015 and 2014. The tables are not intended to be all-inclusive, but instead capture the significant unobservable inputs relevant to the Company’s determination of fair values.

	Fair Value at December 31, 2015	Valuation Techniques	Unobservable Inputs	Range (weighted average)
Debt investments:
Subordinated notes	$299,849	Discounted cash flow	Weighted average cost of capital	10.9% - 22.8% (14.8%)
	618	Enterprise value	EBITDA multiples	5.5x - 5.5x (5.5x)
Senior secured loans	88,485	Discounted cash flow	Weighted average cost of capital	6.1% - 23.2% (14.1%)
Equity investments:
Equity	44,899	Enterprise value	EBITDA multiples	3.8x - 13.1x (7.3x)
Warrants	9,233	Enterprise value	EBITDA multiples	5.0x - 9.5x (6.7x)
Royalty rights	185	Discounted cash flow	Weighted average cost of capital	22.0% - 27.0% (27.0%)

	Fair Value at December 31, 2014	Valuation Techniques	Unobservable Inputs	Range (weighted average)
Debt investments:
Subordinated notes	$273,711	Discounted cash flow	Weighted average cost of capital	11.4% - 18.1% (13.6%)
Senior secured loans	74,286	Discounted cash flow	Weighted average cost of capital	6.7% - 17.0% (14.0%)
Equity investments:
Equity	42,886	Enterprise value	EBITDA multiples	4.5x - 10.4x (6.8x)
Warrants	5,472	Enterprise value	EBITDA multiples	5.0x - 9.5x (7.0x)

The significant unobservable input used in determining the fair value under the discounted cash flow technique is the weighted average cost of capital of each security. Significant increases (or decreases) in this input would likely result in a significantly lower (or higher) fair value estimate.

The significant unobservable inputs used in determining fair value under the enterprise value technique are revenue and EBITDA multiples. Significant increases (or decreases) in this input could result in a significantly higher (or lower) fair value estimate.

Other Financial Assets and Liabilities

ASC Topic 820 requires disclosure of the fair value of financial instruments for which it is practical to estimate such value. The Company believes that the carrying amounts of its other financial instruments such as cash and cash equivalents, receivables and payables approximate the fair value of such items due to the short maturity of such instruments. The fair value of borrowings under the Credit Facility (as defined in Note 6) are based on a market yield approach and current interest rates, which are level 3 inputs to the market yield model, and is estimated to be $15,500 and $10,000 as of December 31, 2015 and 2014, respectively, which is the same as the Company’s carrying value of the borrowings. SBA debentures are carried at cost and with their longer maturity dates, fair value is estimated by discounting remaining payments using current market rates for similar instruments and considering such factors as the legal maturity date and the ability of market participants to prepay the debentures. As of December 31, 2015 and 2014, the fair value of the Company’s SBA debentures using Level 3 inputs is estimated at $213,500 and $173,500, respectively, which is the same as the Company’s carrying value of the debentures.

FIDUS INVESTMENT CORPORATION

Notes to Consolidated Financial Statements—(Continued)

(In thousands, except shares and per share data)

Note 5. Related Party Transactions

Investment Advisory Agreement: Concurrent with the Formation Transactions, the Company entered into the Investment Advisory Agreement with the Investment Advisor. On June 3, 2015, the Board approved the renewal of the Investment Advisory Agreement through June 20, 2016. Pursuant to the Investment Advisory Agreement and subject to the overall supervision of the Board, the Investment Advisor provides investment advisory services to the Company. For providing these services, the Investment Advisor receives a fee, consisting of two components — a base management fee and an incentive fee.

The base management fee is calculated at an annual rate of 1.75% based on the average value of total assets (other than cash or cash equivalents but including assets purchased with borrowed amounts) at the end of the two most recently completed calendar quarters. The base management fee is payable quarterly in arrears. During the year ended December 31, 2014, the Investment Advisor waived $13 of the base management fee attributable to a portfolio investment that funded into escrow on September 30, 2014 but did not close until after the end of the quarter. The base management fee under the Investment Advisory Agreement for the years ended December 31, 2015, 2014 and 2013 totaled $7,545, $5,899 and $5,261, respectively.

The incentive fee consists of two parts. The first part is calculated and payable quarterly in arrears based on the Company’s pre-incentive fee net investment income for the quarter. Pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies but excluding fees for providing managerial assistance) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, any expenses payable under the Administration Agreement (defined below) and any interest expense and dividends paid on any outstanding preferred stock, but excluding the incentive fee, excise taxes on realized gains and any deferred organizing and offering costs). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as market discount, debt instruments with payment-in-kind income, preferred stock with PIK dividends and zero-coupon securities), accrued income the Company has not yet received in cash. The Investment Advisor is not under any obligation to reimburse the Company for any part of the incentive fee it receives that was based on accrued interest that the Company never collects.

Pre-incentive fee net investment income does not include any realized capital gains, taxes associated with such realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Because of the structure of the incentive fee, it is possible that the Company may pay an incentive fee in a quarter where the Company incurs a loss. For example, if the Company generates pre-incentive fee net investment income in excess of the hurdle rate (as defined below) for a quarter, the Company will pay the applicable incentive fee even if the Company has incurred a loss in that quarter due to a net loss on investments.

Pre-incentive fee net investment income, expressed as a rate of return on the value of the Company’s weighted average net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) at the end of the immediately preceding calendar quarter, is compared to a fixed “hurdle rate” of 2.0% per quarter. If market interest rates rise, the Company may be able to invest funds in debt instruments that provide for a higher return, which would increase the Company’s pre-incentive fee net investment income and make it easier for the Investment Advisor to surpass the fixed hurdle rate and receive an incentive fee based on such net investment income. The Company’s pre-incentive fee net investment income used to calculate this part of the incentive fee is also included in the total assets (other than cash and cash equivalents but including assets purchased with borrowed amounts) used to calculate the 1.75% base management fee.

FIDUS INVESTMENT CORPORATION

Notes to Consolidated Financial Statements—(Continued)

(In thousands, except shares and per share data)

The Company pays the Investment Advisor an incentive fee with respect to pre-incentive fee net investment income in each calendar quarter as follows:

•	no incentive fee in any calendar quarter in which the pre-incentive fee net investment income does not exceed the hurdle rate of 2.0%;

•

100.0% of the Company’s pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.5% in any calendar quarter. This portion of the pre-incentive fee net investment income (which exceeds the hurdle rate but is less than 2.5%) is referred to as the “catch-up” provision. The catch-up is meant to provide the Investment Advisor with 20.0% of the pre-incentive fee net investment income as if a hurdle rate did not apply if this net investment income exceeds 2.5% in any calendar quarter; and

•	20.0% of the amount of the Company’s pre-incentive fee net investment income, if any, that exceeds 2.5% in any calendar quarter.

The sum of the calculations above equals the income incentive fee. The income incentive fee is appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the calendar quarter. The income incentive fee for the years ended December 31, 2015, 2014 and 2013 totaled $6,582, $5,588 and $5,211, respectively.

The second part of the incentive fee is a capital gains incentive fee that is determined and paid in arrears as of the end of each fiscal year (or upon termination of the Investment Advisory Agreement, as of the termination date), and equals 20.0% of the net capital gains as of the end of the fiscal year. In determining the capital gains incentive fee to be paid to the Investment Advisor, the Company calculates the cumulative aggregate realized capital gains and cumulative aggregate realized capital losses since the Formation Transactions, and the aggregate unrealized capital depreciation as of the date of the calculation, as applicable, with respect to each of the investments in the Company’s portfolio. At the end of the applicable year, the amount of capital gains that serves as the basis for the calculation of the capital gains incentive fee to be paid equals the cumulative aggregate realized capital gains less cumulative aggregate realized capital losses, less aggregate unrealized capital depreciation, with respect to the Company’s portfolio of investments. If this number is positive at the end of such year, then the capital gains incentive fee to be paid for such year equals 20.0% of such amount, less the aggregate amount of any capital gains incentive fees paid in all prior years. As of both December 31, 2015 and 2014, the capital gains incentive fee payable was $0. The aggregate amount of capital gains incentive fees paid from the IPO through December 31, 2015 is $348.

In addition, the Company accrues, but does not pay, a capital gains incentive fee in connection with any unrealized capital appreciation, as appropriate. If, on a cumulative basis, the sum of net realized gains/(losses) plus net unrealized appreciation/(depreciation) decreases during a period, the Company will reverse any excess capital gains incentive fee previously accrued such that the amount of capital gains incentive fee accrued is no more than 20.0% of the sum of net realized gains/(losses) plus net unrealized appreciation/(depreciation). During the years ended December 31, 2015 and 2014, the Company reversed previously accrued capital gains incentive fees of $101 and $731, respectively. During the year ended December 31, 2013, the Company accrued capital gains incentive fees of $1,581.

The sum of the income incentive fee and the capital gains incentive fee is the incentive fee and is reported in the consolidated statements of operations. Accrued management fees, income incentive fees and capital gains incentive fees are reported in the due to affiliates line in the consolidated statements of assets and liabilities.

FIDUS INVESTMENT CORPORATION

Notes to Consolidated Financial Statements—(Continued)

(In thousands, except shares and per share data)

Unless terminated earlier as described below, the Investment Advisory Agreement will continue in effect from year to year if approved annually by the Board or by the affirmative vote of the holders of a majority of the Company’s outstanding voting securities, and, in either case, if also approved by a majority of the Independent Directors. The Investment Advisory Agreement automatically terminates in the event of its assignment, as defined in the 1940 Act, by the Investment Advisor and may be terminated by either party without penalty upon not less than 60 days’ written notice to the other. The holders of a majority of the Company’s outstanding voting securities may also terminate the Investment Advisory Agreement without penalty.

Administration Agreement: Concurrent with the Formation Transactions, the Company also entered into an administration agreement (the “Administration Agreement”) with the Investment Advisor. On June 3, 2015, the Board approved the renewal of the Administrative Agreement through June 20, 2016. Under the Administration Agreement, the Investment Advisor furnishes the Company with office facilities and equipment, provides it clerical, bookkeeping and record keeping services at such facilities and provides the Company with other administrative services necessary to conduct its day-to-day operations. The Company reimburses the Investment Advisor for the allocable portion of overhead expenses incurred in performing its obligations under the Administration Agreement, including rent and the Company’s allocable portion of the cost of its chief financial officer and chief compliance officer and their respective staffs. Under the Administration Agreement, the Investment Advisor also provides managerial assistance to those portfolio companies to which the Company is required to provide such assistance and the Company reimburses the Investment Advisor for fees and expenses incurred with providing such services. In addition, the Company reimburses the Investment Advisor for fees and expenses incurred while performing due diligence on the Company’s prospective portfolio companies. Under the Administration Agreement, administrative expenses for services provided for the years ended December 31, 2015, 2014 and 2013 totaled $1,465, $1,772 and $1,155, respectively. Accrued administrative expenses are reported in the due to affiliates line in the consolidated statements of assets and liabilities.

Note 6. Debt

Revolving Credit Facility: On June 16, 2014, FIC entered into a senior secured revolving credit agreement (the “Credit Facility”) with ING Capital LLC (“ING”), as the administrative agent, collateral agent, and lender. The Credit Facility had an initial commitment of $30,000 with an accordion feature that allows for an increase in the total commitments up to $75,000, subject to certain conditions and the satisfaction of specified financial covenants. The Credit Facility is secured by certain portfolio investments held by the Company, but portfolio investments held by the Funds are not collateral for the Credit Facility. The stated maturity date for the Credit Facility is June 16, 2018, which may be extended by mutual agreement.

On December 19, 2014, FIC amended the Credit Facility to (i) increase the commitment from $30,000 to $50,000 (ii) allow FIC to buy-back up to $10,000 of the Company’s common stock subject to the satisfaction of specified financial covenants and conditions. The Credit Facility continues to have an accordion feature which allows for an increase in the total commitment up to $75,000.

Amounts available to borrow under the Credit Facility are subject to a minimum borrowing/collateral base that applies an advance rate to certain investments held by the Company. The Company is subject to limitations with respect to the investments securing the Credit Facility, including, but not limited to, restrictions on sector concentrations, loan size, payment frequency and status and collateral interests, as well as restrictions on portfolio company leverage, which may also affect the borrowing base and therefore amounts available to borrow.

FIDUS INVESTMENT CORPORATION

Notes to Consolidated Financial Statements—(Continued)

(In thousands, except shares and per share data)

Borrowings under the Credit Facility bear interest, subject to the Company’s election, on a per annum basis equal to (i) the alternate base rate plus 2.5% or (ii) the applicable LIBOR rate plus 3.5%. The alternate base rate is equal to the greater of (i) prime rate, (ii) the federal funds rate plus 0.5% or (iii) the three-month LIBOR rate plus 1.0%. The Company pays a commitment fee between 0.5% and 1.0% per annum based on the size of the unused portion of the Credit Facility.

The Company has made customary representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar credit facilities. These covenants are subject to important limitations and exceptions that are described in the documents governing the Credit Facility. As of December 31, 2015 and 2014, the Company was in compliance in all material respect with the terms of the Credit Facility.

As of December 31, 2015 and 2014, the Company had outstanding borrowings under the Credit Facility of $15,500 and $10,000, respectively. For the years ended December 31, 2015, 2014 and 2013, interest and financing expenses related to the Credit Facility amounted to $1,069, $325 and $0, respectively. As of December 31, 2015 and 2014, accrued interest and fees payable related to the Credit Facility totaled $101 and $97, respectively.

SBA debentures: The Company uses debenture leverage provided through the SBA to fund a portion of its investment purchases.

Under the SBA debenture program, the SBA commits to purchase debentures issued by SBICs and such debentures are guaranteed by the SBA. The SBA has made commitments to purchase $225,000 of SBA debentures from the Company on or before September 30, 2019. Unused commitments as of December 31, 2015 and 2014 were $11,500 and $51,500, respectively. The SBA may limit the amount that may be drawn each year under these commitments, and each issuance of leverage is conditioned on the Company’s full compliance, as determined by the SBA, with the terms and conditions set forth in the SBIC Act.

As of December 31, 2015 and 2014, the Company’s issued and outstanding SBA debentures mature as follows:

Pooling Date(1)	Maturity Date	Fixed Interest Rate	December 31, 2015	December 31, 2014
3/26/2008	3/1/2018	6.188%	$24,750	$24,750
9/24/2008	9/1/2018	6.442	11,950	11,950
3/25/2009	3/1/2019	5.337	19,750	19,750
9/23/2009	9/1/2019	4.950	10,000	10,000
3/24/2010	3/1/2020	4.825	13,000	13,000
9/22/2010	9/1/2020	3.932	12,500	12,500
3/29/2011	3/1/2021	4.801	1,550	1,550
9/21/2011	9/1/2021	3.594	3,250	3,250
3/21/2012	3/1/2022	3.483	3,250	3,250
3/21/2012	3/1/2022	3.051	19,000	19,000
9/19/2012	9/1/2022	2.530	11,000	11,000
9/19/2012	9/1/2022	3.049	11,500	11,500
3/27/2013	3/1/2023	3.155	3,000	3,000
9/24/2014	9/1/2024	3.775	1,000	1,000
3/25/2015	3/1/2025	3.321	1,000	1,000

FIDUS INVESTMENT CORPORATION

Notes to Consolidated Financial Statements—(Continued)

(In thousands, except shares and per share data)

Pooling Date(1)	Maturity Date	Fixed Interest Rate	December 31, 2015	December 31, 2014
3/25/2015	3/1/2025	3.321	$1,000	$1,000
3/25/2015	3/1/2025	3.321	1,000	1,000
3/25/2015	3/1/2025	3.321	1,500	1,500
3/25/2015	3/1/2025	3.321	1,000	1,000
3/25/2015	3/1/2025	3.277	6,000	6,000
3/25/2015	3/1/2025	3.277	7,500	7,500
3/25/2015	3/1/2025	3.277	2,500	2,500
3/25/2015	3/1/2025	3.277	1,500	1,500
3/25/2015	3/1/2025	3.277	5,000	5,000
9/23/2015	9/1/2025	3.571	5,000	—
9/23/2015	9/1/2025	3.571	1,000	—
9/23/2015	9/1/2025	3.571	200	—
9/23/2015	9/1/2025	3.571	500	—
9/23/2015	9/1/2025	3.571	10,000	—
(2)	(2)	(2)	7,000	—
(2)	(2)	(2)	500	—
(2)	(2)	(2)	5,000	—
(2)	(2)	(2)	2,500	—
(2)	(2)	(2)	1,000	—
(2)	(2)	(2)	800	—
(2)	(2)	(2)	2,500	—
(2)	(2)	(2)	4,000	—

			$213,500	$173,500

(1)	The SBA has two scheduled pooling dates for debentures (in March and in September). Certain debentures funded during the reporting periods may not be pooled until the subsequent pooling date.
(2)	The Company issued $23,300 in SBA debentures which pool in March 2016, at which time the Company expects the current short-term interest rate will reset to a higher long-term fixed rate.

Interest on SBA debentures is payable semi-annually on March 1 and September 1. For the years ended December 31, 2015, 2014 and 2013, interest and financing expenses on outstanding SBA debentures amounted to $8,359, $7,182 and $7,076, respectively. As of December 31, 2015 and 2014, accrued interest and fees payable related to the SBA debentures totaled $2,739 and $2,756, respectively.

Deferred Financing Costs

Deferred financing costs are amortized into interest and financing expenses on the consolidated statement of operations using the straight-line method, which approximates the effective interest method, over the term of the respective financing instrument. Deferred financing cost amortization for the years ended December 31, 2015,

FIDUS INVESTMENT CORPORATION

Notes to Consolidated Financial Statements—(Continued)

(In thousands, except shares and per share data)

2014 and 2013 was $1,010, $682 and $512, respectively. Deferred financing costs related to the Credit Facility and SBA debentures as of December 31, 2015 and 2014, were as follows:

	December 31, 2015	December 31, 2014
SBA debenture commitment fees	$2,250	$2,250
SBA debenture leverage fees	5,177	4,207
Credit Facility upfront fees	1,239	894

Subtotal	8,666	7,351
Accumulated amortization	(3,794)	(2,784)

Net deferred financing costs	$4,872	$4,567

The weighted average interest rate for all SBA debentures and borrowings outstanding under the Credit Facility as of December 31, 2015 and 2014 was 4.0%, respectively.

Note 7. Commitments and Contingencies

Commitments: As of December 31, 2015, the Company had six unfunded revolving loan commitments totaling $4,714 to portfolio companies and three unfunded loan commitments totaling $5,436 to portfolio companies. As of December 31, 2014, the Company had five unfunded revolving loan commitments totaling $4,064 to portfolio companies and two unfunded loan commitments totaling $5,426 to portfolio companies. The commitments are generally subject to the borrowers meeting certain criteria such as compliance with financial and nonfinancial covenants. Since commitments may expire without being drawn upon, the total commitment amount does not necessarily represent future cash requirements.

Indemnifications: In the normal course of business, the Company enters into contracts and agreements that contain a variety of representations and warranties that provide indemnifications under certain circumstances. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred. The Company expects the risk of future obligation under these indemnifications to be remote.

Legal proceedings: In the normal course of business, the Company may be subject to legal and regulatory proceedings that are generally incidental to its ongoing operations. While the outcome of these legal proceedings cannot be predicted with certainty, the Company does not believe these proceedings will have a material adverse effect on the Company’s consolidated financial statements.

Note 8. Common Stock

The following table summarizes the total shares issued, offering price and net proceeds received in public offerings of the Company’s common stock since the IPO:

Offering Date	Number of Shares		Gross Proceeds	Underwriting Fees and Commissions and Offering Costs	Offering Price
September 11, 2012	2,472,500		$39,807	$1,855	$16.10
February 8, 2013	1,725,000		30,361	1,504	17.60
September 30, 2014	2,083,414	(1)	35,418	1,747	17.00

(1)	Includes 83,414 shares purchased by underwriters pursuant to the over-allotment option on October 21, 2014.

FIDUS INVESTMENT CORPORATION

Notes to Consolidated Financial Statements—(Continued)

(In thousands, except shares and per share data)

On August 21, 2014, the Company entered into an equity distribution agreement with Raymond James & Associates, Inc. and Robert W. Baird & Co. Incorporated through which the Company could sell, by means of at-the-market offerings from time to time, shares of the Company’s common stock having an aggregate offering price of up to $50,000 (the “ATM Program”). The gross proceeds raised, the related sales agent commission, the offering expenses and the average price at which shares were issued under the ATM Program from August 21, 2014 through December 31, 2015 are as follow:

Year Ended December 31, 2014	Number of Shares	Gross Proceeds	Underwriting Fees and Commissions and Offering Costs	Average Offering Price
Third Quarter ended September 30, 2014	153,541	$2,850	$56	$18.56
Fourth Quarter ended December 31, 2014	4,812	80	3	17.00

Total	158,353	$2,930	$59	$18.51

Year Ended December 31, 2015
First Quarter ended March 31, 2015	49,193	$819	$16	$16.65
Second Quarter ended June 30, 2015	141,430	2,347	50	16.60
Third Quarter ended September 30, 2015	—	—	—	—
Fourth Quarter ended December 31, 2015	—	—	—	—

Total	190,623	$3,166	$66	$16.61

The Company issued 59,072, 54,038 and 76,385 shares of common stock under the DRIP during the years ended December 31, 2015, 2014 and 2013, respectively. See Note 9 for additional information regarding the issuance of shares under the DRIP.

As of December 31, 2015 and December 31, 2014, the Company had 16,300,732 and 16,051,037 shares of common stock outstanding, respectively.

Note 9. Dividends and Distributions

The Company’s dividends and distributions are recorded on the record date. The following table summarizes the dividends paid since the Company’s IPO.

Date Declared	Record Date	Payment Date	Amount Per Share	Total Distribution	Cash Distribution	DRIP Shares Value		DRIP Shares		DRIP Share Issue Price
Fiscal Year Ended December 31, 2011:
7/28/2011	9/12/2011	9/26/2011	$0.32	$3,016	$3,016	$—		—		$—
11/2/2011	12/6/2011	12/20/2011	0.32	3,017	3,017	—		—		—

			$0.64	$6,033	$6,033	$—		—

Fiscal Year Ended December 31, 2012:
2/10/2012	3/14/2012	3/28/2012	$0.34	$3,205	$3,205	$—	(1)	—	(1)	—	(1)
4/30/2012	6/13/2012	6/27/2012	0.36	3,394	3,394	—	(2)	—	(2)	—	(2)
7/31/2012	9/11/2012	9/25/2012	0.38	4,522	4,010	512		30,563		16.75
10/29/2012	12/7/2012	12/21/2012	0.38	4,533	4,145	388		23,763		16.35

			$1.46	$15,654	$14,754	$900		54,326

FIDUS INVESTMENT CORPORATION

Notes to Consolidated Financial Statements—(Continued)

(In thousands, except shares and per share data)

Date Declared	Record Date	Payment Date	Amount Per Share	Total Distribution	Cash Distribution	DRIP Shares Value	DRIP Shares	DRIP Share Issue Price
Fiscal Year Ended December 31, 2013:
2/22/2013	3/14/2013	3/28/2013	$0.38	$5,198	$4,822	$376	20,501	18.36
5/1/2013	6/12/2013	6/26/2013	0.38	5,206	4,893	313	17,415	17.97
7/31/2013	9/12/2013	9/26/2013	0.38	5,212	4,902	310	15,899	19.51
7/31/2013(3)	9/12/2013	9/26/2013	0.04	549	516	33	1,674	19.51
11/4/2013	12/6/2013	12/20/2013	0.38	5,219	5,003	216	10,448	20.72
11/4/2013(3)	12/6/2013	12/20/2013	0.38	5,219	5,003	216	10,448	20.72

			$1.94	$26,603	$25,139	$1,464	76,385

Fiscal Year Ended December 31, 2014:
2/18/2014	3/21/2014	3/31/2014	$0.38	$5,277	$5,028	$199	10,410	19.14
5/5/2014	6/13/2014	6/27/2014	0.38	5,231	5,037	194	9,459	20.44
5/5/2014(3)	7/25/2014	7/31/2014	0.05	689	664	25	1,368	18.66
5/5/2014(3)	8/25/2014	8/29/2014	0.05	689	660	29	1,567	18.48
8/5/2014	9/12/2014	9/26/2014	0.38	5,293	5,095	198	11,562	17.16
11/4/2014	12/5/2014	12/19/2014	0.38	6,092	5,862	230	15,574	14.71
11/4/2014(3)	12/5/2014	12/19/2014	0.10	1,603	1,543	60	4,098	14.71

			$1.72	$24,824	$23,889	$935	54,038

Fiscal Year Ended December 31, 2015:
2/17/2015	3/12/2015	3/26/2015	$0.38	$6,099	$5,886	$213	12,922	16.46
5/5/2015	6/11/2015	6/25/2015	0.38	6,176	5,968	208	12,883	16.18
5/5/2015(3)	6/11/2015	6/25/2015	0.02	325	314	11	678	16.18
8/3/2015	9/17/2015	9/25/2015	0.39	6,345	6,097	248	16,985	14.61
11/2/2015(3)	11/27/2015	12/11/2015	0.04	651	624	27	2,034	13.43
11/2/2015	12/4/2015	12/18/2015	0.39	6,351	6,157	194	13,570	14.29

			$1.60	$25,947	$25,046	$901	59,072

(1)	Satisfied $591 of DRIP participation with the purchase of 43,029 shares of common stock in the open market at an average price of $13.73.
(2)	Satisfied $600 of DRIP participation with the purchase of 40,196 shares of common stock in the open market at an average price of $14.94.
(3)	Special dividend.

Since the Company’s IPO, dividends and distributions to stockholders total $99,061 or $7.36 per share.

In addition, during 2013 the Company designated $8,250, or approximately $0.60 per share, of the net long-term capital gains as a “deemed distribution” to stockholders of record as of December 31, 2013. The Company incurred $2,887, or $0.21 per share, of U.S. federal income taxes on behalf of stockholders related to this deemed distribution. See Note 12 for further discussion regarding deemed distributions. There were no deemed distributions during the years 2011, 2012, 2014 or 2015.

FIDUS INVESTMENT CORPORATION

Notes to Consolidated Financial Statements—(Continued)

(In thousands, except shares and per share data)

Note 10. Financial Highlights

The following is a schedule of financial highlights for the years ended December 31, 2015, 2014, 2013, 2012 and 2011:

	Year Ended December 31,
	2015	2014	2013	2012	2011
Per share data:
Net asset value at beginning of period(1)	$15.16	$15.35	$15.32	$14.90	$13.33
Net investment income(2)	1.64	1.62	1.43	1.54	1.22
Net realized gain (loss) on investments, net of tax benefit (refund)(2)	0.58	(1.18)	2.22	0.19	(1.31)
Net unrealized (depreciation) appreciation on investments(2)	(0.62)	0.92	(1.64)	0.18	1.72

Total increase from investment operations(2)	1.60	1.36	2.01	1.91	1.63
Capital contributions from partners	—	—	—	—	0.74
Capital distributions to partners	—	—	—	—	(0.16)
Accretive effect of share issuance above NAV	0.02	0.19	0.18	0.03	—
Dividends to stockholders	(1.60)	(1.72)	(1.94)	(1.46)	(0.64)
Taxes paid on deemed distribution	—	—	(0.21)	—	—
Other(3)	(0.01)	(0.02)	(0.01)	(0.06)	—

Net asset value at end of period	$15.17	$15.16	$15.35	$15.32	$14.90

Market value at end of period	$13.69	$14.85	$21.74	$16.45	$12.97

Shares outstanding at end of period	16,300,732	16,051,037	13,755,232	11,953,847	9,427,021
Weighted average shares outstanding during the period(1)	16,201,449	14,346,438	13,524,368	10,185,627	9,427,021
Ratios to average net assets:
Expenses other than incentive fee	8.5%	7.9%	7.4%	8.4%	7.5%
Incentive fee(4)	2.6%	2.2%	3.2%	3.1%	1.2%

Total expenses	11.1%	10.1%	10.6%	11.5%	8.7%
Net investment income	10.8%	10.5%	9.2%	10.0%	8.5%
Total return(5)	3.0%	(23.8)%	44.0%	38.1%	(9.3)%
Net assets at end of period	$247,362	$243,263	$211,125	$183,091	$140,482
Average debt outstanding	$199,340	$152,700	$144,500	$126,050	$97,050
Average debt per share(1) (2)	$12.30	$10.64	$10.68	$12.38	$10.29
Portfolio turnover ratio	22.5%	18.9%	44.9%	10.7%	14.0%

(1)	Net asset value per share as of January 1, 2011, weighted average shares outstanding and average debt per share for the year ended December 31, 2011 are presented as if the IPO (including the over-allotment) and Formation Transactions had occurred on January 1, 2011. See Note 2 for a further description of the basis of presentation of the Company’s consolidated financial statements.

FIDUS INVESTMENT CORPORATION

Notes to Consolidated Financial Statements—(Continued)

(In thousands, except shares and per share data)

(2)	Weighted average per share data.
(3)	Represents the impact of different share amounts used in calculating per share data as a result of calculating certain per share data based on weighted average shares outstanding during the period and certain per share data based on the shares outstanding as of a period end or transaction date.
(4)	The Investment Advisor voluntarily waived $83 of incentive fees for the period June 21, 2011 through June 30, 2011. Incentive fee for the period July 1, 2011 through December 31, 2011 is not annualized.
(5)	The total return for the years ended December 31, 2015, 2014, 2013 and 2012 equals the change in the market value of the Company’s common stock per share during the period plus dividends paid per share during the period, divided by the market value per share at the beginning of the period. The total return for the year ended December 31, 2011 equals the change in the market value at the end of the period of the Company’s common stock from the IPO price of $15.00 per share plus dividends paid per share during the period, divided by the IPO price and is not annualized.

Note 11. Selected Quarterly Financial Data (unaudited)

	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015
Total investment income	$12,838	$12,799	$13,557	$15,075
Net investment income	6,229	6,039	7,050	7,175
Net increase in net assets from operations	6,409	6,246	5,487	7,835
Net investment income per share	0.39	0.37	0.43	0.44
Net increase in net assets from operations per share	0.40	0.39	0.34	0.48
Net asset value per share at end of period	15.18	15.18	15.12	15.17

	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014
Total investment income	$10,559	$10,581	$11,324	$13,652
Net investment income	5,444	5,509	5,627	6,701
Net increase in net assets from operations	3,378	3,428	5,301	7,378
Net investment income per share	0.40	0.40	0.41	0.42
Net increase in net assets from operations per share	0.25	0.25	0.38	0.46
Net asset value per share at end of period	15.22	15.09	15.18	15.16

FIDUS INVESTMENT CORPORATION

Notes to Consolidated Financial Statements—(Continued)

(In thousands, except shares and per share data)

Note 12. Income Taxes

The Company has elected to be treated for federal income tax purposes as a RIC, whereby the Company generally will not pay corporate-level federal income taxes on any net ordinary income or capital gains that the Company distributes to its stockholders as dividends. The Company must generally distribute at least 90% of its investment company taxable income to maintain its RIC status. As part of maintaining RIC status, undistributed taxable income pertaining to a given fiscal year may be distributed up to 12 months subsequent to the end of that fiscal year, provided such dividends are declared prior to the later of the filing of the federal income tax return for the prior year or the 15th day of the 9th month following the prior tax year. Such taxable income carried forward to the next tax year will be subject to excise tax equal to 4% of the amount by which (i) 98% of the Company’s ordinary income recognized during a calendar year and (ii) 98.2% of the Company’s long term capital gains, as defined by Subchapter M of the Code, recognized for the one year period ending October 31st of a calendar year exceeds the respective distributions for the year. For the years ended December 31, 2015, 2014 and 2013, the excise tax provision (benefit) was $395, $340 and $348, respectively. Excise tax is included as a component of income tax provision and income tax (provision) on realized gains on investments, depending on the character of the underlying taxable income, on the consolidated statements of operations.

The Taxable Subsidiaries hold certain portfolio investments for the Company. The Taxable Subsidiaries are consolidated for financial reporting purposes, and the portfolio investments held by the Taxable Subsidiaries are included in the Company’s consolidated financial statements. The principal purpose of the Taxable Subsidiaries are to permit the Company to hold equity investments in portfolio companies which are “pass through” entities for federal income tax purposes in order to comply with the “source-of-income” requirements contained in the RIC tax provisions of Subchapter M of the Code. The Taxable Subsidiaries are not consolidated for federal income tax purposes and may generate income tax expense or income tax benefit as a result of their ownership of various portfolio investments. The Company classifies interest and penalties, if any, as a component of income tax provision on the consolidated statements of operations. For the years ended December 31, 2015, 2014 and 2013, income tax expense at the taxable subsidiaries was $34, $28, and $391, respectively. Income tax expense is included as a component of the income tax provisions on the consolidated statements of operations.

Listed below is a reconciliation of net increase in net assets resulting from operations on the consolidated statements of operations to taxable income and to total distributions declared to common stockholders for the years ended December 31, 2015, 2014 and 2013.

	2015 (1)	2014	2013
Net increase in net assets resulting from operations	$25,977	$19,485	$27,203
Net change in unrealized depreciation (appreciation) on investments	10,086	(13,250)	22,188
Permanent book income and tax income differences	1,190	367	2,062
Temporary book income and tax income differences	(6,545)	5,391	636
Capital loss carry forward (utilization)	(3,713)	11,288	(2,408)

Taxable income	26,995	23,281	49,681
Taxable income earned in prior year and carried forward for distribution in current year	13,843	15,386	558
Taxable income earned in current period and carried forward for distribution in following year	(14,891)	(13,843)	(15,386)
Deemed distribution	—	—	(8,250)

Total distributions to common stockholders	$25,947	$24,824	$26,603

FIDUS INVESTMENT CORPORATION

Notes to Consolidated Financial Statements—(Continued)

(In thousands, except shares and per share data)

(1)	The Company’s taxable income for 2015 is an estimate and will not be finalized until the Company files its 2015 federal income tax return in 2016. Therefore, the Company’s actual taxable income, and the Company’s actual taxable income that was earned in 2015 and carried forward for distribution in 2016, may be different than this estimate.

For tax purposes, distributions paid to stockholders are reported as ordinary income, long term capital gains, qualified dividends, return of capital or a combination thereof. The tax character of distributions paid for the years ended December 31, 2015, 2014 and 2013 was as follows:

	2015	2014	2013
Ordinary income	$25,639	$14,242	$15,282
Long term capital gains	—	10,389	10,000
Qualified dividends	308	193	1,321

Total distributions	$25,947	$24,824	$26,603

The Company estimates that it generated undistributed ordinary taxable income of approximately $14,891, or $0.91 per share during 2015 that will be carried forward and distributed in 2016. Ordinary dividend distributions from a RIC do not qualify for the preferential federal income tax rate on dividend income from certain domestic corporations and qualified foreign corporations, except to the extent that the RIC received the income in the form of qualifying dividends from domestic corporations and qualified foreign corporations.

The Company may distribute a portion of its realized net long term capital gains in excess of realized net short term capital losses to its stockholders, but may also decide to retain a portion, or all, of its net capital gains and elect to make a “deemed distribution” to its stockholders For the year ended December 31, 2013, the Company elected to designate retained net capital gains of $8,250, or approximately $0.60 per share, as a deemed distribution, which was allocated to stockholders of record as of December 31, 2013. The Company incurred U.S. federal income taxes of $2,887, or approximately $0.21 per share, on behalf of stockholders related to this deemed distribution. Such U.S. federal income taxes were paid in January 2014. For the years ended December 31, 2015 and 2014, the Company did not elect to designate retained net capital gains as a deemed distribution.

As of December 31, 2015, 2014 and 2013, the tax basis components of distributable earnings were as follows:

	2015 (1)	2014	2013
Undistributed ordinary income	$14,891	$13,733	$4,865
Undistributed qualified income	—	110	132
Undistributed long term capital gains	—	—	10,389
Unrealized appreciation (depreciation) (2)	(6,703)	3,805	(9,445)
Temporary book/tax differences	425	(6,121)	(1,073)
Capital loss carry forward	(7,574)	(11,288)	—

Total distributable earnings	$1,039	$239	$4,868

(1)	The Company’s undistributed earnings for 2015 is an estimate and will not be finally determined until the Company files its 2015 federal income tax return in 2016. Therefore, the Company’s actual distributable earnings may be different than this estimate.

FIDUS INVESTMENT CORPORATION

Notes to Consolidated Financial Statements—(Continued)

(In thousands, except shares and per share data)

(2)	In addition, there is net unrealized appreciation of $1,633, $1,211 and $1,211 included in additional paid in capital as of December 31, 2015, 2014 and 2013, respectively, that was recognized prior to the Formation Transactions.

For federal income tax purposes, the cost of investments owned at December 31, 2015 and 2014 was approximately $448,889 and $397,698, respectively.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal tax regulations, which may differ from amounts determined in accordance with GAAP and those differences could be material. These permanent book-to-tax differences are reclassified on the consolidated statements of changes in net assets to reflect their tax character but have no impact on total net assets. The following permanent book-to-tax differences were reclassified on the consolidated statements of changes in net assets for the years ended December 31, 2015, 2014 and 2013.

	2015	2014	2013
Additional paid in capital	$(770)	$(590)	$(7,057)
Undistributed net investment income	908	366	73
Accumulated net realized (loss) gain on investments, net of taxes	(138)	224	6,984

Note 13. Subsequent Events

On January 15, 2016, the Company invested $10,500 in the subordinated notes and common equity of OMC Investors, LLC, doing business as Ohio Medical Corporation, a manufacturer and distributer of medical suction and oxygen therapy products and source equipment.

On January 29, 2016, the Company exited its debt and warrant investments in Continental Anesthesia Management, LLC in connection with the sale of the portfolio company. The Company received payment in full on its subordinated notes and recognized a loss of approximately $275 on its warrant investment.

On February 1, 2016, the Company exited its debt and equity investments in X5 Opco LLC. The Company received payment in full on its senior secured loan, including a prepayment penalty, and sold its equity at a price approximating cost.

On February 16, 2016, the Company exited its debt investment in Stagnito Partners, LLC. The Company received payment in full on its senior secured loan, including a prepayment penalty.

On February 16, 2016, the Board declared a regular quarterly dividend of $0.39 per share payable on March 25, 2016 to stockholders of record as of March 11, 2016.

Fidus Investment Corporation

2,500,000 Shares

Common Stock

Preliminary Prospectus Supplement

Joint Book Running Managers

Raymond James

Baird

Keefe, Bruyette & Woods

A Stifel Company

Lead Manager

D.A. Davidson & Co.

November     , 2016